                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05547
                                The Laudus Trust
                 -----------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Montgomery Street, San Francisco, California 94104
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Evelyn Dilsaver
                                The Laudus Trust
                                -----------------
             101 Montgomery Street, San Francisco, California 94104
           -----------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (415) 636-7000

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2007

ANNUAL REPORT
March 31, 2007                                               (LAUDUS FUNDS LOGO)

                                                 COMMAND PERFORMANCE(TM)

U.S. EQUITY FUNDS
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Growth Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund (closed to new investors)
Laudus Rosenberg U.S. Small Capitalization Fund (closed to new investors)

INTERNATIONAL EQUITY FUNDS
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund (closed)

LONG/SHORT EQUITY FUNDS
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund Laudus Rosenberg Global Long/Short Equity Fund
Laudus Rosenberg Value Long/Short Equity Fund


Each of the Funds is a series of Laudus Trust, which is an open-end management investment company offering diversified portfolios with different investment objectives and strategies.

Charles Schwab Investment Management, Inc. is the Adviser to the Funds and AXA Rosenberg Investment Management LLC is the Sub-adviser.

Table of Contents

     1   PRESIDENT'S MESSAGE

     2   MANAGEMENT'S DISCUSSION

    13   PERFORMANCE AND FUND FACTS

    30   FUND EXPENSES

    32   PORTFOLIO HOLDINGS

   130   FINANCIAL STATEMENTS AND NOTES

   157   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   158   TRUSTEES AND OFFICERS OF LAUDUS TRUST

   163   DEFINITIONS, TERMS AND OTHER INFORMATION

Nothing in this report represents a recommendation of a security by the investmentadviser. Portfolio Manager views and portfolio holdings may have changed since the report date.

NOTICE ABOUT DUPLICATE MAILINGS

In order to reduce expenses of the Laudus Trust incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Laudus Trust may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 800.447.3332.

Each of the Funds is a series of the Laudus Trust (the "Trust"), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by Charles Schwab Investment Management, Inc. ("CSIM"). AXA Rosenberg Investment Management LLC ("AXA Rosenberg") acts as Sub-adviser to the Funds. The Funds are distributed by ALPS DISTRIBUTORS, INC.

President's Message


--------------------------------------------------------------------------------
(PHOTO OF EVELYN DILSAVER)
EVELYN DILSAVER is President and CEO of Laudus Funds. She joined the firm in 1992 and has held a variety of executive positions at Schwab.
--------------------------------------------------------------------------------

Dear Shareholder,

I am pleased to present the annual report for the Laudus Rosenberg Funds for the year ended March 31, 2007. With support from investors like you, Laudus Rosenberg Funds assets exceeded $4.6 billion as of this report date.

The Laudus Rosenberg Funds are sub-advised by AXA Rosenberg, one of the world's premier equity specialists and institutional money managers. The funds employ the kind of highly consistent investment approach that is a hallmark of institutional-style investing. Since making this distinctive approach to investment management available to investment advisers and individual investors in 2004, the total assets of the Laudus Rosenberg Funds have grown by over 250%.

We continue to evaluate opportunities to expand our product offering through funds that leverage this framework. To that end, I'm pleased to report that on May 31, 2006, we launched the Laudus Rosenberg International Discovery Fund which has $71 million in net assets as of the end of the report period. The fund utilizes the same investment discipline used in all of the Laudus Rosenberg Funds and provides international small/mid-cap exposure in developed and emerging markets.

In closing, I would like to emphasize that your trust is very important to us and I will do all I can to maintain that trust. Thank you for investing in Laudus Funds.

Sincerely,

/s/ Evelyn Dilsaver

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling 1-800-447-3332. Please read the prospectus carefully before investing.

                                                  Laudus Trust Annual Report   1

Management's Discussion for the year ended March 31, 2007

U.S. MARKET OVERVIEW

U.S. markets over the past twelve months have been struck by sharp bouts of increased volatility. In June 2006 and February 2007, markets corrected sharply following renewed concern of the durability of global economic growth. Worries surrounding the U.S. sub-prime mortgage market, uncertainty regarding the U.S. Federal Reserve Open Market Committee's next move on interest rate levels, and slowing corporate earnings in the U.S. were but a few of the concerns hanging over the markets during the past twelve months.

The Open Market Committee raised the federal funds target rate to 5.25% in June 2006, a rate that has remained unchanged since then. The Federal Reserve chairman, in his most recent comments, dampened hopes that the central bank had adopted a softer policy stance by reinforcing inflation concerns and by emphasizing that the Fed would not abandon its bias towards raising interest rates.

Macroeconomic data released during Q1 07 painted a somewhat mixed picture for the economy. Weak data on new homes sales and durable good orders heightened investors' fears about a sharp slowdown in economic growth. Although there was an upward revision to fourth quarter 2006 U.S. GDP, most market participants recognize that growth has been below trend for the last three quarters. Corporate earnings are anticipated to be weaker and expectations are for the slowest growth in more than three years, with consensus growth of around 4% versus the past ten quarters of double-digit growth.

Continuing signs of a slow down in U.S. housing and the growing trouble in the sub-prime housing mortgage industry weighed on the market in Q1 07. Concerns grew that the steep losses in the securities backed up by sub-prime loans would increase investor risk-aversion and prompt further market losses, threatening an already troubled housing market. Sub-prime mortgages, written on properties for clients with little or no equity, continue to remain vulnerable. A number of mortgage companies, which made these loans, are seeing significant default rates and some have filed for bankruptcy, further heightening market concern.

The price of oil rallied as the first quarter came to a close, driven by geo-political issues with Iran, OPEC declining to raise production targets, and renewed growth in energy demand from China -- all of which pushed the price of oil above $65 per barrel. Industrial metals such as copper, tin, and lead, after slipping during the first part of the year, rallied strongly at month-end on news of improving global demand. After a robust 2006, the mergers and acquisition environment continued at a torrid pace in the first quarter and has provided further support to the markets as announced deals in the U.S. reached $439 billion and over $1.1 trillion globally.

The dollar weakened against the world's major currencies on persistent domestic economic growth concerns and news that the U.S. was initiating sanctions against selected Chinese industries. Also weighing on the dollar has been a bias towards global monetary tightening this quarter in Japan, India, China, United Kingdom, and Europe, as the dollar has become a less appealing currency relative to higher-yielding peers.

U.S. EQUITY FUNDS PERFORMANCE

TOTAL RETURNS are for the year ended 3/31/07. For performance details, see pages 13 through 17.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND(1,2)
------------------------------------------------------------
AXLIX                 AXLVX            Russell
Institutional shares  Investor shares  1000 Index
11.10%                10.69%           11.84%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND(1)
------------------------------------------------------------
REDIX                 REFIX            Russell 1000
Institutional shares  Investor shares  Growth Index
5.62%                 5.36%            7.06%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND(1,2)
------------------------------------------------------------
LLCVX                 LCVJX            Russell 1000
Institutional shares  Investor shares  Value Index
13.45%                13.22%           16.83%

LAUDUS ROSENBERG U.S. DISCOVERY FUND(1,3)
(Closed to new investors)
------------------------------------------------------------
RDISX                 RDIVX            Russell 2500
Institutional shares  Investor shares  Index
5.71%                 5.34%            8.23%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND(1,3)
(Closed to new investors)
---------------------------------------------------------------------
USCIX                 LIFUX    BRSCX            Russell 2000
Institutional shares  Adviser  Investor shares  Index
1.11%                 shares   0.75%            5.91%
                      0.90%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUS.COM.
 2  Laudus Trust Annual Report

Management's Discussion continued

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

Investors cannot invest directly in any index.

(1) Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

(2) Value-based investments are subject to the risk that the broad market may not recognize their value.

(3) Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND For its fiscal year ended 3/31/07, the Fund posted a positive return but underperformed its benchmark, the Russell 1000(R) Index: the Fund's Investor Shares gained 10.69% versus the benchmark's return of 11.84%. While the Fund's exposure to risk factors provided a positive contribution, it was offset primarily by industry allocation; stock selection had little impact.

Among risk factors, the Fund's overweight to earnings variation was its single largest contributor for the year, as the market rewarded companies with more-consistent earnings. Overweights to Book-to-Price and Earnings-to-Price measures -- traditional value factors and reflective of the Fund's value orientation -- also contributed, as the Fund generally held more deeply undervalued stocks than did the benchmark, and value generally outperformed growth for the reporting period. Correspondingly, the Fund's overweight to stocks demonstrating strong short-term growth was its largest drag among risk factors. An overweight to stocks with higher relative strength, an indicator of growth, also detracted.

Among industries, the Fund's consistent overweight to Basic Materials & Metals throughout the year was the strongest contributor to performance. Although volatile over the year, Integrated Oil Companies posted a strong one-year return, so the Fund's substantial overweight to the industry contributed notably to returns. An overweight to Miscellaneous Finance, which includes brokerages and capital markets, also contributed for the period. The Fund's substantial underexposure to Construction & Homebuilding, one of the few negatively performing industries for the year, worked in the Fund's favor, contributing slightly as demand weakened and inventories rose.

In a year in which most industries in the domestic large-cap universe posted positive returns, it is not surprising that the primary industry detractors from performance came from underweight positions. First among them was the Fund's substantial underexposure to REITs. Although the impact of this position has moderated recently, for the year REITs generally performed well. An underweight to Retail, another double-digit gainer for the year, also dampened performance, as did underweights to Drugs & Pharmaceuticals, Instruments, and Software.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND For its fiscal year ended 3/31/07, the Fund posted a positive return but underperformed its benchmark, the Russell 1000(R) Growth Index: the Fund's Investor Shares gained 5.36% versus the benchmark's return of 7.06%. While stock selection contributed slightly to performance, it was overshadowed by the impact of industry allocation. The Fund's exposure to risk factors had little net effect.

Among industries, the Fund's consistent overweight to Basic Materials & Metals throughout the year was the strongest contributor to performance. An overexposure to Miscellaneous Finance, which includes brokerages and capital markets, was the Fund's second-largest industry contributor, as the economy held up well and the industry benefited over the reporting period. Overweights to Government Aircraft & Defense and Chemicals & Rubber -- although volatile over the year -- also contributed.

However, in a year in which most industries in the benchmark's universe posted positive returns, it is not surprising that the primary detractors from performance came from underweight positions in positively performing industries, and such positions for the most part overshadowed the gains of the Fund's overweight positions. First among them was the Fund's underweight to the strongly performing Retail industry, which constitutes the largest component in the Fund's benchmark. And although the impact of the Fund's substantial underexposure to REITs has moderated recently, for the year REITs generally performed well, and the position hurt the Fund. The

                                                  Laudus Trust Annual Report   3

Management's Discussion continued

Fund's substantial underweight to Construction & Homebuilding, one of the year's few negatively performing industries, worked in its favor, contributing slightly as the industry declined as housing demand weakened and inventories rose.

Among risk factors, the portfolio has more of a value orientation than its benchmark, as evidenced by its overexposures to Book-to-Price and Earnings-to-Price measures -- traditional value factors -- both of which contributed notably, as the Fund generally held more deeply undervalued stocks than did the benchmark. Stocks with more of a value-orientation generally outperformed growth for the reporting period. On the other hand, although the impact of this factor varied from quarter to quarter, the Fund's overexposure to stocks with high relative strength detracted from Fund performance over the year. Because stocks with higher relative strength tend to have better-than-average near-term earnings growth, our Earnings Forecast Model tends to favor such stocks when we find that these expectations are not fully reflected in stock prices; and the market finally rewarded this factor in the first quarter of 2007. The Fund's overweight to stocks demonstrating strong short-term growth also detracted.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND For its fiscal year ended 3/31/07, the Fund posted a positive return but underperformed its benchmark, the Russell 1000(R) Value Index: the Fund's Investor Shares gained 13.22% versus the benchmark's return of 16.83%. The Fund's underperformance was primarily attributable to its industry allocation, although exposure to risk factors and stock selection also detracted.

Among industries, the Fund's consistent overweight to Basic Materials & Metals was the strongest contributor to performance. An overexposure to Miscellaneous Finance, which includes brokerages and capital markets, was the Fund's second-largest industry contributor, as the economy held up well and the industry benefited over the reporting period. And although volatile over the year, Oil & Coal Resources posted a positive one-year performance, so the Fund's substantial overweight to the industry also contributed notably.

However, in a year in which most industries in the benchmark's universe posted positive returns, it is not surprising that the primary industry detractors from performance came from underweight positions in positively performing industries, and such positions for the most part overshadowed the gains of the Fund's overweight positions. First among them was the Fund's substantial underexposure to Electric Utilities, the third-strongest industry performer for the period, as investors favored the dividend yields paid by these companies. Although the impact of the Fund's substantial underexposure to REITs has moderated recently, for the year REITs, generally performed well; hence, the underweight position hurt the Fund. An underweight to Communications Utilities, the strongest-performing industry for the year, also dampened performance. An overweight to Land & Water Transportation, although posting a slightly positive return for the period, also dragged on performance, as did underweights to Chemicals & Rubber and Integrated Oil Companies. The Fund's substantial underexposure to Construction & Homebuilding, one of the year's few negatively performing industries, worked in its favor, contributing slightly as demand weakened and inventories rose.

Among risk factors, the Fund's exposure to companies exhibiting stronger growth characteristics and trading activity than the benchmark represented the two largest detractors from Fund performance for the period. Concurrently, its underexposure to yield also dampened performance, as investors favored predictable dividends while the consensus on the direction of the economy remained elusive. However, the Fund's exposure to more-consistently earning stocks than the benchmark represented its strongest positive contribution among risk factor exposures. In addition, the Fund's overweights to Book-to-Price and Earnings-to-Price measures -- traditional value factors and reflective of the Fund's value orientation -- also contributed, as the Fund generally held more deeply undervalued stocks than did the benchmark, and value generally outperformed growth for the reporting period.

LAUDUS ROSENBERG U.S. DISCOVERY FUND For its fiscal year ended 3/31/07, the Fund posted a positive return but underperformed its benchmark, the Russell 2500(TM) Index: the Fund's Investor Shares gained 5.34% for the period versus the benchmark's gain of 8.23%. The Fund's underperformance was primarily attributable to stock selection.

An example is Illumina Inc., a medical equipment company that produces tools and systems for genetic analysis. Both our Valuation and Earnings Forecast Model found the stock to be attractive, but a patent litigation award against the company late in the year caused its

 4  Laudus Trust Annual Report

Management's Discussion continued

price to fall. In spite of the judgment, we continue to find the stock attractive. However, in other cases, individual stocks did add value. One, supported by the Earnings Forecast Model, was Allegheny Technologies Inc., a specialty steel and materials company that outperformed due to ongoing strong demand for its products from the Aerospace, Defense and Oil & Gas industries. Another was Avnet, Inc., an electronic parts distributor: while our Earnings Forecast Model has been modestly positive on the stock, our Valuation Model showed a much stronger expectation for outperformance. We added to our initial position, established in 2005, when the price fell during the third quarter of 2006. In January of 2007, the company declared positive earnings and guidance, and the stock rallied thru the end of the period.

Among industries, the Fund's consistent overweight to Basic Materials & Metals throughout the year was the strongest contributor to performance. Although exhibiting some volatility throughout the year, a substantial overexposure to Insurance stocks also contributed to Fund performance. The Fund's overweight to the strongly performing Textiles and Apparel industry also contributed notably.

However, in a year in which most industries in the benchmark's universe posted positive returns, it is not surprising that the primary industry detractors from performance came from underweight positions in positively performing industries, and such positions essentially negated the positives to result in a net zero impact. First among them was the Fund's substantial underexposure to REITs; although the impact has moderated recently, for the year REITs generally performed well, and the underweight position hurt the Fund. An underexposure to Communications Utilities -- the year's strongest performer -- also detracted from performance; the performance of both of those industries are indicative of investors' taste for dividend yield over the year. And while the Fund's underexposure to the poorly performing Construction & Homebuilding detracted only slightly from performance, Construction Materials held up surprisingly well in this environment, posting a double-digit return, and the Fund's underweighting had more of a dampening effect. An underexposure to Publishing, Broadcasting & Cinema also detracted.

Among risk factors, while over- and underweightings have not measurably changed during the year, the impact of the Fund's exposures to those risk factors varied substantially. For instance, the Fund's continued higher exposure to traditional value factors compared to the benchmark -- such Book-to-Price and Earnings-to-Price measures -- represented its strongest risk factor contributors for the year. The Fund's overweight to earnings variation contributed as the market rewarded companies with more-consistent earnings. Detracting somewhat, but not nearly enough to overcome the positive risk factor contributors, was the portfolio's heavy overweighting to relative strength, a measure of recent price performance. High-relative-strength stocks tend to have better-than-average near-term earnings growth, but the market did not reward this factor for the reporting period. A slight underexposure to yield, which was rewarded by the market, also detracted from performance.

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND For its fiscal year ended 3/31/07, the Fund posted a slightly positive return but underperformed its benchmark, the Russell 2000(R) Index: the Fund's Investor Shares gained 0.75% versus the benchmark's gain of 5.91%. The Fund's underperformance was primarily attributable to stock selection, although exposures to risk factors compensated somewhat. Industry allocation also detracted.

Among underperforming stocks, for example, was Checkpoint Systems, a producer of electronic surveillance and radio frequency tags for retail sales systems. Both our Valuation and Earnings Forecast Models found the stock to be attractive, but it suffered as the company announced weaker earnings in the third quarter of 2006. The stock has rallied from its mid-year lows, and we continued to hold it despite its negative contribution for this fiscal year. Other stocks did contribute positively. CF Industries Holdings, one of North America's largest manufacturers and distributors of nitrogen and phosphate fertilizer products, gained driven by expectations of rising fertilizer prices as a result of farmers gearing up to plant their largest corn crop in 60 years to meet demand from the ethanol industry. When we began building our position last October, both our Valuation and Earnings Forecast Models showed the stock to be a bargain; since its price rose, the Valuation Model has reverted to a near-neutral outlook, but the Earnings Forecast Model continues to find its earnings prospects attractive. In addition, strong stock selection within the

                                                  Laudus Trust Annual Report   5

Management's Discussion continued

Financial sector also contributed, notably by avoiding stocks affected by the sub-prime lending collapse.

Among industries, the Fund's consistent overweight to Basic Materials & Metals throughout the year was the strongest contributor to performance; it was the strongest-performing industry for the year. The Fund's overweight to Retail also contributed strongly, as small-cap retailers generally performed well, as did an overweight to the strongly performing Textiles and Apparel industry. Although exhibiting some volatility throughout the year, a substantial overexposure to Insurance companies also contributed to Fund performance, as our models found them attractive; as of the close of the fiscal year, the Fund's overweight in Insurance represented its largest industry overweight.

However, in a year in which most industries in the benchmark's universe posted positive returns, it is not surprising that the primary industry detractors from performance came from underweight positions in positively performing industries, and such positions for the most part overshadowed the gains of the Fund's overweight positions. First among them was the Fund's substantial underexposure to REITs; although the impact has moderated recently, for the year, REITs generally performed well, and the underweight position hurt the Fund. An underexposure to Drugs & Pharmaceuticals also dragged on performance. Although the Fund's substantial underweight to Banks & Credit Institutions worked in its favor more recently as it protected the portfolio in large part from the fallout of the sub-prime lending collapse, over the one-year period, the industry posted a positive return, so its exposure detracted from performance. And although underexposed to Construction & Homebuilding, the year's poorest performer as demand weakened and inventories rose, the position dampened Fund performance. Underexposure to double-digit gainers Cars & Trucks and Construction Materials also detracted.

Among risk factors, while over- and underweightings have not measurably changed during the year, the impact of the Fund's exposures to those risk factors varied substantially. For instance, the Fund's higher exposure to traditional value factors compared to the benchmark -- such as Book-to-Price and Earnings-to-Price measures -- represented its strongest risk factor contributors for the year. For the year, the Fund's underweight to trading activity also contributed, as did its overweight to earnings variation as the market rewarded companies with more-consistent earnings. Detracting somewhat, but not nearly enough to overcome the positive risk factor contributors, were the portfolio's heavy overweighting to relative strength, a measure of recent price performance. A slight underexposure to yield, which was rewarded by the market as investors sought predictability, also detracted from performance.

INTERNATIONAL EQUITY MARKET OVERVIEW

The past four quarters witnessed strong market performance for international equities. In spite of market weakness in the second quarter of 2006 and the first quarter of 2007, international markets posted solid returns over the past twelve months. Robust corporate earnings, a record level of global merger & acquisition (M&A) activity, firm global economic growth, along with abundant financial liquidity, all helped propel global markets to multi-year highs.

Global markets began the second quarter of 2006 strongly but were sent tumbling in May and June and later in February 2007 only to have markets rebound strongly. Over the past year, a wave of global liquidity has spurred global markets higher, supported by a record period of global M&A deals. Markets shrugged off rising interest rates in Europe and Japan and focused on relatively stable energy prices and continued corporate profit growth. Many commodities, after a multi-year run of price appreciation, retreated from record high levels as supply increased and growth in demand moderated. The dollar was weaker against most major currencies over the past twelve months as monetary tightening in Japan, India, China, United Kingdom, and in Europe has made the dollar a less appealing currency relative to higher yielding peers.

After a pullback in the second quarter of 2006, markets regained their footing and pushed ahead to post multi-year highs as the year came to a close. As the first quarter in 2007 unfolded, a deteriorating U.S. housing market and weakness in the sub-prime lending business caused angst for global investors, but markets recovered as the first quarter of 2007 ended.

The European Central Bank increased interest rates, but in spite of higher rates, European markets posted strong gains. Helping markets push higher was the record level of announced M&A deals in Europe. Over the course of the year the dollar continued to weaken against the Euro.

 6  Laudus Trust Annual Report

Management's Discussion continued

Business confidence levels of the EU economies have continued to improve as the year progressed. European markets were helped by the Fed's decision to leave rates unchanged in August which translated into significant yield declines in bond markets on both sides of the Atlantic.

Japan has begun to show improved economic growth and the Bank of Japan (BOJ) increased interest rates for the first time since 2000. A new government took power this year under Prime Minister Abe. The major story of the year was the BOJ announcing it will terminate its five-year-old "quantitative easing policy". Japanese markets were impacted by the perception that potentially overly tight monetary policy would lead to weakening domestic export prospects and negatively impact the domestic economic recovery.

Asia Pacific equity markets posted solid returns over the past twelve months. China passed Great Britain to become the world's fourth largest economy. Australia's predominately materials-focused economy benefited from the continued global demand for raw materials. There were some difficulties in Asia as the Shanghai market pulled back in late February 2007 which caused considerable global market turbulence and put into question how long the global market rally would continue.

INTERNATIONAL EQUITY FUNDS PERFORMANCE

TOTAL RETURNS are for the year ended 3/31/07 unless indicated otherwise. For performance details, see pages 18 through 23.

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND(1)
-------------------------------------------------
REQIX                 RIEIX            MSCI-EAFE
Institutional shares  Investor shares  Index
18.37%                18.08%           20.69%


LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND(1,2,*)
----------------------------------------------------
                                         S&P/Citigroup
                                         Global ex
                                         US Broad
                                         Market
                                         Index (BMI)
                                         $2-$10
LIDSX                  LIDIX             Billion
Institutional shares   Investor shares   Cap Range
21.90%                 21.62%            22.73%


LAUDUS ROSENBERG INTERNATIONAL
SMALL CAPITALIZATION FUND(1,2)
(Closed)
----------------------------------------------------
                                       S&P/Citigroup
                                       World ex US
                                       Extended
ICSIX                 RISIX            Market Index
Institutional shares  Investor shares  (EMI)
20.82%                20.35%           23.14%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

Investors cannot invest directly in any index.

* Performance is for the period May 31, 2006 (inception date) through March 31, 2007 (Not annualized).

(1) There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investing in emerging markets accentuates these risks.

(2) Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND For its fiscal year ended 3/31/07, the Fund posted a strong positive return but underperformed its benchmark, the MSCI EAFE(R) Index: the Fund's Investor Shares gained 18.08% for the one-year period versus the benchmark's gain of 20.69%. Stock selection detracted from performance for the year. Industry allocation also detracted. Exposure to risk factors made a positive contribution; as is typical for this Fund, regional allocation had little net effect.

In general, although many of the Fund's overweight positions contributed to performance, it was the Fund's underweight positions that hurt performance most. Among industries, the Fund's consistent overweight to Basic Materials & Metals was the strongest contributor to performance. An overweight to Insurance was the Fund's second-largest industry contributor, whose position in the portfolio was driven by our valuation model. An overweight to Chemicals & Rubber also contributed, another of the stronger industry performers for the period. Overweights in Miscellaneous Finance; Photo-optical, Microcomputers & Office Machines; and Cars & Trucks were also notable positive contributors to Fund performance.

                                                  Laudus Trust Annual Report   7

Management's Discussion continued

But the drag from the Fund's industry underexposures overshadowed the positives. An underweight to Electric Utilities, a strong performer as a result of deregulation in Europe and strong ongoing M&A activity, posting a one-year return that exceeded that of Basic Minerals & Metals, was the largest industry drag on Fund performance. Underweights to Retail and Real Estate Development, also strong performers, also detracted. Although Construction & Homebuilding was weak domestically for the year, internationally the industry held up well, and an underexposure there also hurt the Fund, as did an underexposure to Land & Water Transportation.

Risk factors that made the greatest contribution to Fund performance were overweights to Book-to-Price and Earnings-to-Price measures -- traditional value factors that are reflective of the Fund's value orientation. Over the one-year period, value generally outperformed growth in international markets; although the Fund's overexposure in those areas was not extreme, the market rewarded those factors for the period. Detracting was the Fund's slightly higher exposure to volatility (beta) than the benchmark during a period where the market rewarded lower volatility.

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND For the ten-month period since its inception through 3/31/07, the Fund posted a positive return but underperformed its benchmark, the S&P/Citigroup Global ex U.S. Broad Market Index $2 - $10 Billion Cap Range. The Fund's Investor Shares gained 21.62% versus the benchmark's gain of 22.73% for the same period. While exposure to risk factors and industry allocation contributed somewhat, and stock selection had a small positive contribution, as is expected for this Fund, regional exposure had little net effect.

Among risk factor exposures, the Fund's greatest contributors to performance were overweights to Book-to-Price and Earnings-to-Price measures -- traditional value factors that are reflective of the Fund's value orientation; over the period, value generally outperformed growth in international markets. Although small, the Fund's underexposure to relative strength, a growth indicator and strongest factor return for the period by a large measure, also contributed. Detracting most was the Fund's exposure to somewhat smaller-sized companies than the benchmark, as well as a slightly higher exposure to volatility (beta) during a period in which the market rewarded lower volatility.

In general, the Fund's overweight positions contributed most to performance, although many of the Fund's underweight positions detracted. Among industries, the Fund's consistent overweight to Basic Materials & Metals throughout the year was the strongest contributor to performance. An overweight to Restaurants, Hotels & Theaters was the Fund's second-largest industry contributor, followed by overweights to Airlines; Communications Utilities; Beer, Liquor & Tobacco; and Government Aircraft & Defense, all very strong performers for the period.

The largest industry drags on performance were almost entirely attributable to underweight exposures compared to the benchmark, led by an underexposure to Real Estate Development, the strongest-performing industry for the year. Although Construction & Homebuilding was weak domestically for the year, internationally the industry held up well, and an underexposure there hurt the Fund and was the largest industry detractor from performance for the period. Underweights to Retail; Publishing, Broadcasting & Cinema; Land & Water Transportation; Information Services; and Construction Materials were the largest detractors from performance on an industry basis.

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND For its fiscal year ended 3/31/07, the Fund posted a strong positive return but underperformed its benchmark, the S&P/Citigroup World ex U.S. Extended Market Index: the Fund's Investor Shares gained 20.35% versus the benchmark's gain of 23.14%. Exposures to risk factors contributed positively; industry allocation also contributed, although to a lesser degree. As is typical for this Fund, regional exposure had little net effect. Stock selection was the greatest overall detractor.

Stock selection dampened performance across holdings in REITs and Miscellaneous Financials (broker/dealers, exchanges and asset managers). For example, one stock that the portfolio did not hold -- Deutsche Bouerse -- performed strongly on activity in publicly traded exchanges. And individual holdings among British Energy companies declined as problems relating to power-generation plants negatively impacted their earnings; an example is British Land Company, which detracted from performance.

Some individual stock positions did, however, contribute measurably. In the Materials sector, the Fund's persistent overweight, along with strong stock selection, represents

 8  Laudus Trust Annual Report

Management's Discussion continued

some of the Fund's most notable successes; holdings in Austrian steel/metals producers Bohler-Uddeholm AG and Voestalpine AG both were positive contributors. Metal product manufacturers in Europe performed strongly, where stock selection was rewarded across a large number of holdings. Defense-related and airline picks were also strong; Spanish airline Iberia Lineas and Air France KLM contributed modestly. A long-term holding of French tire-maker Michelin also contributed.

Among risk factor exposures, the Fund's greatest contributors to performance were overweights to Book-to-Price and Earnings-to-Price measures -- traditional value factors that are reflective of the Fund's value orientation. Over the one-year period, value generally outperformed growth in international markets. An underexposure to higher-growth companies than the benchmark also added value. Detracting from performance was the Fund's slightly higher exposure to volatility (beta) than the benchmark during a period in which the market rewarded lower volatility.

Among industries, in general, it was the Fund's overweight exposures that contributed most to performance, although many of the Fund's underweight positions detracted. The Fund's consistent overweight to Basic Materials & Metals throughout the year was the strongest contributor to performance. An overweight to Restaurants, Hotels & Theaters was the Fund's second-largest industry contributor, followed by an overweight to Insurance, whose position in the portfolio was driven by our valuation model. Also contributing were overweights in Government Aircraft & Defense; Airlines; Beer, Liquor & Tobacco; Cars & Trucks; and Miscellaneous Finance, all very strong performers for the period.

The largest industry drags on performance were almost entirely attributable to underweight exposures compared to the benchmark. Although Construction & Homebuilding was weak domestically for the year, internationally the industry held up well, so an underexposure there hurt the Fund and was the largest industry detractor from performance for the period. Underweights to Information Services; Real Estate Development; Publishing, Broadcasting & Cinema; Retail; and Gas & Other Public Utilities all dragged on Fund performance for the year. The only overweight position that notably dragged on performance was in Construction Materials. An underweight to Electric Utilities -- a strong performer as a result of deregulation in Europe and strong ongoing M&A activity -- also detracted.

LONG/SHORT EQUITY FUNDS PERFORMANCE

While the reward to earnings is the biggest driver of our relative performance over time, our portfolios have exposures to risk characteristics and industries that will also have an impact on performance. These active exposures are a by-product of trading off the return opportunities identified by our stock selection models with the risk of deviating on these dimensions between the Long and Short sides of the portfolios.

TOTAL RETURNS are for the year ended 3/31/07. For performance details, see pages 24 through 29.

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
LONG/SHORT EQUITY FUND(1)
-------------------------------------------------
SSMNX                 RMNIX            90-Day
                                       T-Bills
Institutional shares  Investor shares
4.98%                 4.68%            5.24%

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY
FUND(1,2)
-------------------------------------------------
MSMNX                 RMSIX            90-Day
                                       T-Bills
Institutional shares  Investor shares
1.77%                 1.45%            5.24%

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY
FUND(3,4)
-------------------------------------------------
BMNIX                 BRMIX            90-Day
                                       T-Bills
Institutional shares  Investor shares
3.19%                 2.81%            5.24%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the

                                                  Laudus Trust Annual Report   9

Management's Discussion continued

Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is obligated to buy the security on a later date so it can return the security to the lender. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss is theoretically unlimited.

Since risk in long/short funds relates specifically to the Manager's stock selection techniques and not to any systematic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systematic influences. 90-day T-bills are such an asset. The full faith and credit of the U.S. government back an investment in 90-day T-bills. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

(1) Mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

(2) There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

(3) Value-based investments are subject to the risk that the broad market may not recognize their value.

(4) Small- and mid-capitalization funds typically carry additional risk since small- and mid-capitalization companies generally have a higher risk of failure.

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND For its fiscal year ended 3/31/07, the Fund posted a positive return but underperformed its benchmark, 90-day T-bills: the Fund's Investor Shares gained 4.68% versus the benchmark's gain of 5.24% over the same period. Residual stock selection and exposures to risk factors contributed positively, while industry allocation detracted slightly from performance.

Among industries, contributing net long positions were generally offset by detracting net short positions, with the net result a small drag on overall Fund performance. The Fund's long-only exposure to Integrated Oil Companies represented its strongest industry contributor; although volatile over the period, the industry posted a strong double-digit gain. A net long exposure to Miscellaneous Finance, which includes brokers and capital markets, was the second-largest industry contributor. A net long position in Basic Minerals & Metals also contributed notably. A net long exposure to Cellular/Wireless also contributed, as did net long exposures to Commercial Aircraft & Components (long-only), Banks & Credit Institutions, and Insurance. The only net short position that contributed notably was in IT Hardware, one of the few negatively performing industries over the reporting period. A substantially net short exposure to Construction & Homebuilding, the year's worst performer protected the Fund from the fallout of declining home prices and rising inventories, resulting in a modest contribution.

On the other hand, however, detractors at the industry level overshadowed contributors -- nearly all coming from net short exposures. The largest detractor was the Fund's net short exposure to REITs. The Fund's valuation model has continued to indicate that the industry is overvalued; however, the industry continued to post strong returns for the report period. Net short exposures to Instruments; Software; Soaps & Cosmetics; and Drugs & Pharmaceuticals also worked against it for the year as all posted strong positive returns. A modest net long exposure to Land & Water Transportation, along with a substantial one to Oil Drilling and Services, both worked against the Fund.

Among individual holdings, although each has a relatively small impact on overall Fund performance, a long position in Countrywide Financial dragged on the Fund as the company suffered from the fallout of the sub-prime lending collapse. A long holding in credit-card giant Capital One Financial also detracted, as it was caught in the maelstrom due to concerns that the deterioration would spread to auto lending and credit cards -- two large components of Capital One's managed loan portfolio. On the other hand, long positions in AT&T and Apple contributed notably on the backs of improved profits and strong overall performance.

The Fund is managed for long-term performance and seeks to outperform its benchmark through various market conditions as a result of superior stock picking. Consistent with the Fund's underlying model, it seeks to capitalize on stocks with both long-term earnings and those with accelerating near-term earnings growth.

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND For its fiscal year ended 3/31/07, the Fund posted a positive return but underperformed its benchmark, 90-day T-bills: the Fund's Investor shares gained 1.45% versus the benchmark's gain of 5.24%. While the Fund's exposure to risk factors provided a positive contribution, it was offset by a combination of weak industry allocation

 10  Laudus Trust Annual Report

Management's Discussion continued

and stock selection. As is expected for this Fund, regional allocation had no effect. Although many of the long positions made notable contributions, in a year in which internationally virtually every industry posted a positive return, it was understandably difficult to perform in short positions.

For the entire year, the Fund's net long exposure to relative strength, a measure of price momentum relative to the market, was the largest contributor to performance. And although in the most-recent quarter it appeared that value had finally relinquished its stronghold over growth, for the year, value characteristics added value. Therefore, the Fund's higher exposures to traditional value factors compared to the benchmark -- such Book-to-Price and Earnings-to-Price measures -- contributed strongly over the reporting period. And while it added value for the most-recent quarter, a net long exposure to earnings variation -- a measure of the variability of historical earnings -- detracted for the year. Also detracting were the Fund's net long exposures to volatility (beta) and trading activity than the benchmark during a period where the market rewarded lower volatility.

Among industries, a net long exposure to Basic Minerals and Metals was the strongest contributor to Fund performance for the year. A substantial net long exposure to Miscellaneous Finance also contributed, as did net longs in Cellular & Wireless; Photo-optical, Microcomputers & Office Machines; Chemicals & Rubber; Government Aircraft & Defense; Beer, Liquor & Tobacco; Integrated Oil Companies; Communications Utilities; and Insurance, all of which posted strong positive returns for the one-year period.

Overshadowing the contribution of the Fund's net long positions, however, was a longer and deeper list of net shorts, which, due to the strength of so many industries over the period, dragged down Fund performance. The largest industry detractor was the Fund's net short exposure to Construction & Homebuilding as despite the downturn in the U.S. housing market and its residual fallout, the industry continued to hold up well outside the U.S. Continued net short exposures to Retail, Cars & Trucks, Information Services, Instruments, Real Estate Development and Financial Investments also dampened performance, along with a number of other net short exposures. The Fund largely avoided exposure to the sub-prime lending collapse and its resultant fallout in the U.S., although a position in Countrywide Financial did drag on Fund performance.

Among individual stocks, one of the strongest contributors for the period was the portfolio's net long position in Nippon Steel. The stock rose due to an earnings increase, improving economic conditions in Japan and strong worldwide demand for high-grade steel. On the other hand, one of the notable detractors for the period was a long position in Moody's; despite a booming market in the issuance of corporate debt, the company suffered due to questions raised by its inability to have identified factors leading to failing sub-prime lenders, as well as the housing slowdown.

The Fund is managed for long-term performance and seeks to outperform its benchmark through various market conditions as a result of superior stock picking. Consistent with the Fund's underlying model, it seeks to capitalize on stocks with both long-term earnings and those with accelerating near-term earnings growth.

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND For its fiscal year ended 3/31/07, the Fund posted a positive return but underperformed its benchmark, 90-day T-bills: the Fund's Investor Shares gained 2.81% versus the benchmark's gain of 5.24%. Exposures to risk factors contributed strongly to the Fund's performance; however, stock selection detracted. Industry exposures contributed only modestly.

Several individual holdings did provide notable contributions to Fund performance. Among them were long positions in Allegheny Technologies, a specialist in industrial metals, and steel manufacturer U.S. Steel -- both of which saw robust performance over the period as a result of strong global demand.

Contributions attributable to risk-factor exposures varied greatly throughout the year, rotating from quarter to quarter. For instance, the Fund's consistently net long exposure to traditional value factors -- such as Earnings-to-Price and Book-to-Price, indicative of the Fund's value orientation -- were its greatest contributors for the one-year period. A net long exposure to earnings variation also contributed, as the market rewarded stocks with more-consistent earnings. A net short exposure to stocks with high trading activity also added value, as did the Fund's net short exposure to leverage. Detracting somewhat, but not nearly enough to overcome the positive risk factors, were the portfolio's heavy net long exposure to relative strength, a measure of recent price perform-

                                                 Laudus Trust Annual Report   11

Management's Discussion continued

ance. High-relative-strength stocks tend to have better-than-average near-term earnings growth, but the market did not reward this factor for the reporting period. A slight net long exposure to growth characteristics, as our valuation model indicated that growth was well-priced, also detracted as the market failed to reward that factor as well.

Among industries, the Fund's substantial net long exposure to Basic Minerals & Metals, the year's second-strongest-performing industry, was the Fund's largest industry contributor to performance. A substantial net long exposure to Insurance also contributed notably, as did a net long exposure to Chemicals & Rubber, another strong performer for the year. Mitigating the positives to some degree was the Fund's net short exposure to Communications Utilities, which posted the strongest return among industries for the year. The next-largest drag on performance came from the Fund's net short exposure to REITs; although its impact has moderated recently, for the year REITs generally performed well, and the position hurt the Fund. Underexposures to Publishing, Broadcasting & Cinema and to Restaurants, Hotels & Theaters also dampened Fund performance. And although detracting somewhat, the Fund's net short exposure to Construction & Homebuilding, the worst-performing industry for the period protected the Fund from further industry fallout.

The Fund is managed for long-term performance and seeks to outperform its benchmark through various market conditions as a result of superior stock picking. Consistent with the Fund's underlying model, it seeks to capitalize on stocks with both long-term earnings and those with accelerating near-term earnings growth.

 12  Laudus Trust Annual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Fund as of 3/31/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES              RUSSELL 1000(R) INDEX*
                                                                    --------------------              ----------------------
6/19/02                                                                    50000                              50000
3/03                                                                       41610                              41585
3/04                                                                       55063                              56714
3/05                                                                       60382                              60820
3/06                                                                       69378                              68848
3/07                                                                       77079                              76999

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                 RUSSELL 1000(R) INDEX*
                                                                      ---------------                 ----------------------
7/31/02                                                                    10000                              10000
3/03                                                                        9358                               9419
3/04                                                                       12342                              12845
3/05                                                                       13480                              13775
3/06                                                                       15444                              15593
3/07                                                                       17095                              17439

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                          SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                                        1 YEAR       3 YEAR        INSTITUTIONAL           INVESTOR
Institutional (6/19/02)                                         11.10%       11.87%            9.47%                   n/a
Investor (7/31/02)                                              10.69%       11.47%              n/a                12.17%
Russell 1000 Index*                                             11.84%       10.73%            9.44%                12.66%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investors cannot invest directly in any index.

* The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                    Institutional      Investor
FUND OVERVIEW(2)                    Shares             Shares
----------------------------------------------------------------
Initial Investment                  $50,000            $2,500
Inception Date                      6/19/02            7/31/02
Total Net Assets ($ x 1,000)        $94,921            $10,074
Ticker Symbol                       AXLIX              AXLVX
Cusip                               51855Q101          51855Q853
NAV                                 $13.21             $13.21
Net Expense Ratio(3)                0.99%              1.29%
Gross Expense Ratio(4)              1.14%              1.52%

FUND CHARACTERISTICS(2)                           Long
--------------------------------------------------------
Number of Securities                                 187
Avg. Market Capitalization                        89,121
  ($Wtd. x 1,000,000)
Portfolio Turnover (One year trailing)               144%
Price to Earnings (P/E)                            14.72
Price to Book (P/B)                                 2.60
Price to Cash Flow                                 11.48
Beta                                                1.18
Return on Equity                                   20.33%
Five-Year Earnings Growth                          24.84%

TOP EQUITY HOLDINGS(2) % of Net Assets              Long
---------------------------------------------------------
Exxon Mobil Corp.                                     4.4%
AT&T Corp.                                            3.8%
Bank of America Corp.                                 3.7%
Cisco Systems, Inc.                                   2.8%
International Business Machines Corp.                 2.8%
Wachovia Corp.                                        2.3%
Oracle Corp.                                          2.0%
Hewlett-Packard Co.                                   2.0%
The Walt Disney Co.                                   2.0%
McDonald's Corp.                                      1.9%
TOTAL                                                27.7%

PORTFOLIO COMPOSITION(2) % of Investments
------------------------------------------------------------
SECTOR WEIGHTINGS
(PIE CHART)

Financials                                                                       21.5
Consumer Discretionary                                                           15.9
Information Technology                                                           15.0
Industrials                                                                      10.4
Energy                                                                            8.6
Health Care                                                                       7.6
Consumer Staples                                                                  7.2
Telecommunication Services                                                        4.9
Materials                                                                         4.8
Utilities                                                                         4.1

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/09. Adviser expects to hold expenses at this level by waiving its management fee and/or bearing other expenses. Please see the prospectus for more information.

(4) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/06 - 7/31/07. Actual expenses influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

                                                 Laudus Trust Annual Report   13

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Growth Fund as of 3/31/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES          RUSSELL 1000(R) GROWTH INDEX*
                                                                    --------------------          -----------------------------
6/7/00                                                                     50000                              50000
3/01                                                                       38645                              31665
3/02                                                                       39298                              31032
3/03                                                                       30385                              22725
3/04                                                                       40364                              30040
3/05                                                                       41744                              30391
3/06                                                                       47943                              34384
3/07                                                                       50638                              36812

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES             RUSSELL 1000(R) GROWTH INDEX*
                                                                      ---------------             -----------------------------
8/15/03                                                                    10000                              10000
3/04                                                                       11450                              11284
3/05                                                                       11810                              11415
3/06                                                                       13520                              12915
3/07                                                                       14244                              13827

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                          SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                                        1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional (6/7/00)                                          5.62%        5.20%             0.19%                   n/a
Investor (8/15/03)                                              5.36%          n/a               n/a                10.24%
Russell 1000 Growth Index*                                      7.06%        3.47%            -4.39%                 9.35%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investors cannot invest directly in any index.

* The Russell 1000 Growth(R) Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                    Institutional      Investor
FUND OVERVIEW(2)                    Shares             Shares
----------------------------------------------------------------
Initial Investment                  $50,000            $2,500
Inception Date                      6/7/00             8/15/03

Total Net Assets ($ x 1,000)        $75,481            $2,242
Ticker Symbol                       REDIX              REFIX
Cusip                               51855Q200          51855Q846
NAV                                 $9.76              $9.83
Net Expense Ratio(3)                0.99%              1.29%
Gross Expense Ratio(4)              1.34%              1.91%

FUND CHARACTERISTICS(2)                           Long
--------------------------------------------------------
Number of Securities                                 341

Avg. Market Capitalization ($Wtd. x 1,000,000)    66,533

Portfolio Turnover (One year trailing)                71%
Price to Earnings (P/E)                            19.65
Price to Book (P/B)                                 4.78
Price to Cash Flow                                 14.67
Beta                                                1.15
Return on Equity                                   29.96%
Five-Year Earnings Growth                          24.40%

TOP EQUITY HOLDINGS(2) % of Net Assets               Long
---------------------------------------------------------
Microsoft Corp.                                       2.8%
Cisco Systems, Inc.                                   2.7%
International Business Machines Corp.                 2.2%
General Electric Co.                                  2.0%
Johnson & Johnson                                     1.7%
Google, Inc., Class A                                 1.6%
Apple, Inc.                                           1.2%
Wal-Mart Stores, Inc.                                 1.2%
Oracle Corp.                                          1.2%
Intel Corp.                                           1.2%
TOTAL                                                17.8%

PORTFOLIO COMPOSITION(2) % of Investments
------------------------------------------------------------
SECTOR WEIGHTINGS
(PIE CHART)

Information Technology                                                           23.1
Industrials                                                                      16.5
Consumer Discretionary                                                           14.4
Health Care                                                                      12.3
Consumer Staples                                                                 11.2
Financials                                                                       10.3
Materials                                                                         5.4
Energy                                                                            4.4
Utilities                                                                         1.5
Telecommunication Services                                                        0.9

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/09. Adviser expects to hold expenses at this level by waiving its management fee and/or bearing other expenses. Please see the prospectus for more information.

(4) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/06 - 7/31/07. Actual expenses influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

 14  Laudus Trust Annual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Value Fund as of 3/31/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES           RUSSELL 1000(R) VALUE INDEX*
                                                                    --------------------           ----------------------------
5/2/05                                                                     50000                              50000
3/06                                                                       59915                              57425
3/07                                                                       67520                              67090

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES              RUSSELL 1000(R) VALUE INDEX*
                                                                      ---------------              ----------------------------
5/2/05                                                                     10000                              10000
3/06                                                                       11933                              11485
3/07                                                                       13538                              13418

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                             SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                                        1 YEAR        INSTITUTIONAL           INVESTOR
Institutional (5/02/05)                                         13.55%**         17.39%                   n/a
Investor (5/02/05)                                              13.22%              n/a                17.01%
Russell 1000 Value Index*                                       16.83%           16.61%                16.61%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Value-based investments are subject to the risk that the broad market may not recognize their value.

Investors cannot invest directly in any index.

* The Russell 1000 Value(R) Index measures the performance of those Russell 1000 companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.

** One year returns presented in the table differs from the return presented in the Financial Highlights. This is a result of the calculation of the Financial Highlights return adhering to GAAP presentation.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                    Institutional      Investor
FUND OVERVIEW(2)                    Shares             Shares
----------------------------------------------------------------
Initial Investment                  $50,000            $2,500
Inception Date                      5/2/05             5/2/05

Total Net Assets ($ x 1,000)        $6,058             $540
Ticker Symbol                       LLCVX              LCVJX
Cusip                               51855Q713          51855Q721
NAV                                 $12.74             $12.70
Net Expense Ratio(3)                0.99%              1.29%
Gross Expense Ratio(4)              2.41%              2.78%

FUND CHARACTERISTICS(2)                          Long
--------------------------------------------------------
Number of Securities                                 121

Avg. Market Capitalization ($Wtd. x 1,000,000)   101,956

Portfolio Turnover (One year trailing)               108%
Price to Earnings (P/E)                            12.53
Price to Book (P/B)                                 2.04
Price to Cash Flow                                  8.26
Beta                                                1.23
Return on Equity                                   18.42%
Five-Year Earnings Growth                          26.99%

TOP EQUITY HOLDINGS(2) % of Net Assets               Long
---------------------------------------------------------
AT & T Corp.                                          4.5%
Bank of America Corp.                                 4.5%
Exxon Mobil Corp.                                     4.1%
Pfizer, Inc.                                          4.1%
Citigroup, Inc.                                       3.2%
ConocoPhillips                                        3.1%
Verizon Communications, Inc.                          2.9%
JPMorgan Chase & Co.                                  2.3%
McDonald's Corp.                                      2.1%
Merrill Lynch & Co., Inc.                             2.0%
TOTAL                                                32.8%

PORTFOLIO COMPOSITION(2) % of Investments
------------------------------------------------------------
SECTOR WEIGHTINGS
(PIE CHART)

Financials                                                                       31.6
Energy                                                                           14.3
Consumer Discretionary                                                           11.2
Telecommunication Services                                                        8.4
Industrials                                                                       7.8
Utilities                                                                         7.4
Materials                                                                         5.8
Consumer Staples                                                                  4.7
Health Care                                                                       4.7
Information Technology                                                            4.1

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/09. Adviser expects to hold expenses at this level by waiving its management fee and/or bearing other expenses. Please see the prospectus for more information.

(4) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/06 - 7/31/07. Actual expenses influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

                                                 Laudus Trust Annual Report   15

Performance and Fund Facts

Laudus Rosenberg U.S. Discovery Fund as of 3/31/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
----------------------------------------

                                                                    INSTITUTIONAL SHARES             RUSSELL 2500(TM) INDEX*
                                                                    --------------------             -----------------------
9/4/2001                                                                    50000                             50000
3/02                                                                        55625                             54310
3/03                                                                        47932                             41276
3/04                                                                        74726                             66301
3/05                                                                        82184                             71744
3/06                                                                       100922                             88999
3/07                                                                       106686                             96323

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
----------------------------------------

                                                                      INVESTOR SHARES                RUSSELL 2500(TM) INDEX*
                                                                      ---------------                -----------------------
10/3/01                                                                    10000                              10000
3/02                                                                       11834                              12175
3/03                                                                       10178                               9253
3/04                                                                       15799                              14864
3/05                                                                       17331                              16085
3/06                                                                       21214                              19953
3/07                                                                       22346                              21595

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                          SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                                        1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional (9/4/01)                                           5.71%       13.91%           14.57%                   n/a

Investor (10/3/01)                                               5.34%       13.56%              n/a                15.76%

Russell 2500(TM) Index*                                          8.23%       12.15%           12.49%                15.04%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Small and mid-capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

* The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, and represents approximately 16% of the total market capitalization of the Russell 3000(R) Index.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(2)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $50,000          $2,500
Inception Date                     9/4/01           10/3/01
Total Net Assets ($ x 1,000)       $718,185         $217,045
Ticker Symbol                      RDISX            RDIVX
Cusip                              51855Q309        51855Q838
NAV                                $19.80           $19.59
Gross Expense Ratio(3)             1.09%            1.43%

FUND CHARACTERISTICS(2)                           Long
--------------------------------------------------------
Number of Securities                                 779
Avg. Market Capitalization ($Wtd. x 1,000,000)    $2,670
Portfolio Turnover (One year trailing)                86%
Price to Earnings (P/E)                            16.72
Price to Book (P/B)                                 2.06
Price to Cash Flow                                 12.52
Beta                                                1.27
Return on Equity                                   13.71%
Five-Year Earnings Growth                          30.30%

TOP EQUITY HOLDINGS(2) % of Net Assets             Long
--------------------------------------------------------
BMC Software, Inc.                                  1.8%
Avnet, Inc.                                         1.6%
A.G. Edwards, Inc.                                  1.5%
Emdeon Corp.                                        1.2%
Tidewater, Inc.                                     1.1%
Big Lots, Inc.                                      1.1%
LSI Logic Corp.                                     1.1%
Northeast Utilities                                 1.1%
MDU Resources Group, Inc.                           1.0%
FMC Corp.                                           1.0%
TOTAL                                              12.5%

PORTFOLIO COMPOSITION(2) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS
(PIE CHART)

Financials                                                                       21.8
Information Technology                                                           16.4
Consumer Discretionary                                                           14.9
Industrials                                                                      13.3
Materials                                                                         8.3
Health Care                                                                       7.5
Utilities                                                                         6.7
Energy                                                                            4.8
Consumer Staples                                                                  4.1
Telecommunication Services                                                        2.2

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/06 - 7/31/07. Actual expenses influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

 16  Laudus Trust Annual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Small Capitalization Fund as of 3/31/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES              RUSSELL 2000(R) INDEX*
                                                                    --------------------              ----------------------
3/97                                                                        59765                              52555
3/98                                                                        86629                              74633
3/99                                                                        68818                              62498
3/00                                                                        90400                              85803
3/01                                                                        89261                              72650
3/02                                                                       110612                              82806
3/03                                                                        91697                              60482
3/04                                                                       143809                              99087
3/05                                                                       157269                             104448
3/06                                                                       187874                             131447
3/07                                                                       189955                             139216

PERFORMANCE OF A HYPOTHETICAL
$100,000 INVESTMENT IN ADVISER SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                       ADVISER SHARES                 RUSSELL 2000(R) INDEX*
                                                                       --------------                 ----------------------
3/97                                                                        96748                              91790
3/98                                                                       139800                             130351
3/99                                                                       110858                             109156
3/00                                                                       145228                             149860
3/01                                                                       143148                             126887
3/02                                                                       176951                             144625
3/03                                                                       146245                             105620
3/04                                                                       228919                             173037
3/05                                                                       249788                             182398
3/06                                                                       297473                             229548
3/07                                                                       300149                             243115

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                 RUSSELL 2000(R) INDEX*
                                                                      ---------------                 ----------------------
3/97                                                                       10684                               9988
3/98                                                                       15430                              14184
3/99                                                                       12229                              11878
3/00                                                                       16027                              16307
3/01                                                                       15783                              13807
3/02                                                                       19493                              15737
3/03                                                                       16098                              11493
3/04                                                                       25177                              18829
3/05                                                                       27443                              19847
3/06                                                                       32652                              24978
3/07                                                                       32898                              26454

AVERAGE ANNUAL TOTAL RETURNS(1)

--------------------------------------------------------------------------------

                                                                        SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
CLASS AND INCEPTION DATE                    1 YEAR   5 YEAR   10 YEAR    INSTITUTIONAL       INVESTOR           ADVISER
Institutional (2/22/89)                      1.11%   11.42%   12.26%        13.83%               n/a               n/a
Adviser (1/21/97)                            0.90%   11.15%   11.99%           n/a               n/a            11.39%
Investor (10/22/96)                          0.75%   11.03%   11.90%           n/a            12.08%               n/a
Russell 2000(R) Index*                       5.91%   10.95%   10.23%        11.08%             9.76%             9.11%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

* The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                       Institutional     Adviser     Investor
FUND OVERVIEW(2)          Shares         Shares       Shares
--------------------------------------------------------------
Initial Investment     $50,000          $100,000     $2,500
Inception Date         2/22/89          1/21/97      10/22/96
Total Net Assets ($ x  $699,921         $48,923      $269,185
  1,000)
Ticker Symbol          USCIX            LIFUX        BRSCX
Cusip                  51855Q408        51855Q739    51855Q820
NAV                    $12.57           $12.35       $12.22
Gross Expense          1.04%            1.32%        1.39%
  Ratio(3)

             FUND CHARACTERISTICS(2)               Long
--------------------------------------------------------
Number of Securities                                 660

Avg. Market Capitalization ($Wtd. x 1,000,000)     1,175
Portfolio Turnover (One year trailing)                76%
Price to Earnings (P/E)                            19.08
Price to Book (P/B)                                 1.91
Price to Cash Flow                                 12.04
Beta                                                1.32
Return on Equity                                   10.85%
Five-Year Earnings Growth                          29.68%

TOP EQUITY HOLDINGS(2) % of Net Assets             Long
--------------------------------------------------------
Delphi Financial Group, Inc., Class A               1.4%

Perot Systems Corp., Class A                        1.3%

TeleTech Holdings, Inc.                             1.2%

Brown Shoe Co., Inc.                                1.2%

MPS Group, Inc.                                     1.2%

Knight Capital Group, Inc., Class A                 1.1%

Regal Beloit Corp.                                  1.1%

Mentor Graphics Corp.                               1.1%

Imation Corp.                                       1.0%

Woodward Governor Co.                               1.0%

TOTAL                                              11.6%

PORTFOLIO COMPOSITION(2) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS
(PIE CHART)

Financials                                                                       21.7
Information Technology                                                           18.1
Industrials                                                                      16.9
Consumer Discretionary                                                           15.6
Health Care                                                                       8.3
Materials                                                                         6.4
Consumer Staples                                                                  4.6
Energy                                                                            3.8
Utilities                                                                         2.8
Telecommunication Services                                                        1.8

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/06 - 7/31/07. Actual expenses influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

                                                 Laudus Trust Annual Report   17

Performance and Fund Facts

Laudus Rosenberg International Equity Fund as of 3/31/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES               MSCI-EAFE(R) INDEX*
                                                                    --------------------               -------------------
6/7/00                                                                     50000                              50000
3/01                                                                       40750                              38140
3/02                                                                       37343                              35005
3/03                                                                       29628                              26971
3/04                                                                       45571                              42655
3/05                                                                       52115                              49258
3/06                                                                       64550                              61543
3/07                                                                       76408                              74276

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                  MSCI-EAFE(R) INDEX*
                                                                      ---------------                  -------------------
12/5/00                                                                    10000                              10000
3/01                                                                        9053                               8684
3/02                                                                        8254                               7970
3/03                                                                        6544                               6141
3/04                                                                       10052                               9712
3/05                                                                       11438                              11215
3/06                                                                       14116                              14013
3/07                                                                       16668                              16912

AVERAGE ANNUAL TOTAL RETURNS(1)

--------------------------------------------------------------------------------

                                                                                          SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                                        1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional (6/7/00)                                          18.37%       15.39%            6.42%                   n/a
Investor (12/5/00)                                              18.08%       15.09%              n/a                 8.42%
MSCI-EAFE(R) Index*                                             20.69%       16.24%            5.98%                 8.67%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

Investors cannot invest directly in any index.

* The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI-EAFE(R) Index) Index is a free float-adjusted market capitalization index that is designed to measure market equity performance in 21 developed market countries, excluding the U.S. and Canada.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                     Shares         Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    6/7/00           12/5/00
Total Net Assets ($ x 1,000)      $68,398          $61,411
Ticker Symbol                     REQIX            RIEIX
Cusip                             51855Q507        51855Q812
NAV                               $13.58           $13.54
Net Expense Ratio(3)              1.34%            1.64%
Gross Expense Ratio(4)            1.96%            2.33%

            FUND CHARACTERISTICS(2)               Long
--------------------------------------------------------
Number of Securities                                 387
Avg. Market Capitalization ($Wtd. x 1,000,000)    58,632
Portfolio Turnover (One year trailing)                64%
Price to Earnings (P/E)                            14.85
Price to Book (P/B)                                 1.92
Price to Cash Flow                                  9.08
Beta                                                1.02
Return on Equity                                   13.93%
Five-Year Earnings Growth                          28.31%

TOP EQUITY HOLDINGS(2) % of Net Assets             Long
--------------------------------------------------------
Royal Bank of Scotland Group plc                     1.9%
Royal Dutch Shell plc, Class A                       1.7%
Banco Santander Central Hispano S.A.                 1.6%
UBS AG -- Reg'd                                      1.6%
Telefonica S.A.                                      1.5%
DaimlerChrysler AG -- Reg'd                          1.5%
Nestle S.A. -- Reg'd                                 1.4%
Deutsche Bank AG -- Reg'd                            1.3%
Fortis                                               1.3%
Bayer AG                                             1.3%
TOTAL                                               15.1%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/09. Adviser expects to hold expenses at this level by waiving its management fee and/or bearing other expenses. Please see the prospectus for more information.

(4) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/06 - 7/31/07. Actual expenses influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

 18  Laudus Trust Annual Report

Performance and Fund Facts continued

Laudus Rosenberg International Equity Fund as of 3/31/07

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS

(PIE CHART)

Financials                                                                       29.9
Consumer Discretionary                                                           16.8
Materials                                                                        12.7
Industrials                                                                       8.3
Consumer Staples                                                                  7.8
Energy                                                                            6.5
Telecommunication Services                                                        6.2
Health Care                                                                       4.7
Utilities                                                                         3.9
Information Technology                                                            3.2

PORTFOLIO COMPOSITION(1) % of Investments

------------------------------------------------------------

COUNTRY WEIGHTINGS

(PIE CHART)

Japan                                                                            22.4
United Kingdom                                                                   22.0
France                                                                           10.8
Switzerland                                                                       7.6
Germany                                                                           7.4
Australia                                                                         5.8
Spain                                                                             4.7
Italy                                                                             3.8
Netherlands                                                                       3.8
Sweden                                                                            2.1
Hong Kong                                                                         1.9
Belgium                                                                           1.8
Other Countries                                                                   5.9

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

                                                 Laudus Trust Annual Report   19

Performance and Fund Facts

Laudus Rosenberg International Discovery Fund as of 3/31/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                                                    S&P/CITIGROUP GLOBAL EX US
                                                                    INSTITUTIONAL SHARES            BMI $2-10 BILL CAP RANGE*
                                                                    --------------------            --------------------------
5/31/06                                                                    50000                              50000
3/31/2007                                                                  58966                              59300

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                                                    S&P/CITIGROUP GLOBAL EX US
                                                                      INVESTOR SHARES               BMI $2-10 BILL CAP RANGE*
                                                                      ---------------               --------------------------
5/31/06                                                                    10000                              10000
3/31/2007                                                                  11771                              11860

TOTAL RETURNS(1)

--------------------------------------------------------------------------------

                                                                             SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                                        1 YEAR       INSTITUTIONAL**         INVESTOR**
Institutional (5/31/06)                                            n/a           21.90%                   n/a

Investor (5/31/06)                                                 n/a              n/a                21.62%

S&P/Citigroup Global ex US BMI $2-10 Bill Cap Range*               n/a           22.73%                22.73%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investing in emerging markets accentuates these risks.

Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

* The S&P/Citigroup Global ex US Broad Market Index (BMI) $2 - $10 Bill Cap Range includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.

** For the period from inception 5/31/06 through 3/31/07. Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                     Shares         Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    5/31/06          5/31/06
Total Net Assets ($ x 1,000)      $19,173          $51,572
Ticker Symbol                     LIDSX            LIDIX
Cusip                             51855Q689        51855Q697
NAV                               $12.05           $12.04
Net Expense Ratio(3)              1.34%            1.65%
Gross Expense Ratio(4)            1.34%            1.74%

FUND CHARACTERISTICS(2)                            Long
--------------------------------------------------------
Number of Securities                                 475
Avg. Market Capitalization ($Wtd. x 1,000,000)     6,902
Portfolio Turnover (One year trailing)               106%
Price to Earnings (P/E)                            16.26
Price to Book (P/B)                                 1.83
Price to Cash Flow                                  8.72
Beta                                                1.01
Return on Equity                                   12.06%
Five-Year Earnings Growth                          28.50%

TOP EQUITY HOLDINGS(2) % of Net Assets              Long
--------------------------------------------------------
Sumitomo Metal Mining Co., Ltd.                     0.7%
Compagnie Generale des Etablissements Michelin,     0.7%
  Class B
Suncorp-Metway Ltd.                                 0.7%
Kobe Steel Ltd.                                     0.7%
Cap Gemini S.A.                                     0.6%
Asahi Kasei Corp.                                   0.6%
Infineon Technologies AG                            0.6%
Saputo, Inc.                                        0.6%
Konica Minolta Holdings, Inc.                       0.6%
National Bank of Canada                             0.6%
TOTAL                                               6.4%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/09. Adviser expects to hold expenses at this level by waiving its management fee and/or bearing other expenses. Please see the prospectus for more information.

(4) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/06 - 7/31/07. Actual expenses influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

 20  Laudus Trust Annual Report

Performance and Fund Facts continued

Laudus Rosenberg International Discovery Fund as of 3/31/07

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS

(PIE CHART)

Financials                                                                       20.0
Materials                                                                        19.7
Consumer Discretionary                                                           16.4
Industrials                                                                      14.8
Consumer Staples                                                                  8.0
Information Technology                                                            6.4
Utilities                                                                         5.8
Telecommunication Services                                                        4.3
Energy                                                                            3.2
Health Care                                                                       1.4

PORTFOLIO COMPOSITION(1) % of Investments

------------------------------------------------------------

COUNTRY WEIGHTINGS

(PIE CHART)

Japan                                                                            21.1
United Kingdom                                                                   12.0
France                                                                            6.4
Australia                                                                         5.6
Canada                                                                            5.3
Italy                                                                             3.8
Taiwan                                                                            3.4
Germany                                                                           3.3
Hong Kong                                                                         3.2
South Korea                                                                       3.0
Switzerland                                                                       2.4
South Africa                                                                      2.1
India                                                                             2.0
Brazil                                                                            1.9
Spain                                                                             1.8
China                                                                             1.8
Poland                                                                            1.7
Austria                                                                           1.6
Netherlands                                                                       1.6
Denmark                                                                           1.6
Other Countries                                                                  14.4

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

                                                 Laudus Trust Annual Report   21

Performance and Fund Facts

Laudus Rosenberg International Small Capitalization Fund as of 3/31/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                                                    S&P/CITIGROUP WORLD EX US
                                                                    INSTITUTIONAL SHARES                      EMI *
                                                                    --------------------            -------------------------
9/23/96                                                                     50000                              50000
3/97                                                                        50650                              48865
3/98                                                                        51921                              52862
3/99                                                                        47337                              51308
3/00                                                                        62503                              63735
3/01                                                                        55759                              50051
3/02                                                                        53083                              50061
3/03                                                                        50238                              41766
3/04                                                                        89101                              73646
3/05                                                                       112731                              89914
3/06                                                                       147565                             118642
3/07                                                                       178288                             146095

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                                                    S&P/CITIGROUP WORLD EX US
                                                                      INVESTOR SHARES                          EMI*
                                                                      ---------------               -------------------------
10/29/96                                                                   10000                              10000
3/97                                                                       10090                               9791
3/98                                                                       10314                              10592
3/99                                                                        9369                              10281
3/00                                                                       12317                              12770
3/01                                                                       10952                              10029
3/02                                                                       10396                              10031
3/03                                                                        9821                               8369
3/04                                                                       17375                              14756
3/05                                                                       21919                              18016
3/06                                                                       28600                              23772
3/07                                                                       34420                              29273

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                            SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                           1 YEAR       5 YEAR       10 YEARS        INSTITUTIONAL           INVESTOR
Institutional (9/23/96)                            20.82%       27.42%        13.41%            12.85%                   n/a
Investor (10/29/96)                                20.35%       27.05%        13.06%               n/a                12.59%
S&P/Citigroup World ex US EMI*                     23.14%       23.89%        11.57%            10.73%                10.85%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

* S&P/Citigroup World ex US Extended Market Index (EMI) is a float-adjusted index which measures the performance of small companies (approximately the bottom 20% by market capitalization) in 25 developed equity markets.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                     Shares         Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    9/23/96          10/29/96
Total Net Assets ($ x 1,000)      $1,048,829       $882,163
Ticker Symbol                     ICSIX            RISIX
Cusip                             51855Q606        51855Q796
NAV                               $22.67           $22.38
Gross Expense Ratio(3)            1.25%            1.60%

FUND CHARACTERISTICS(2)                            Long
--------------------------------------------------------
Number of Securities                               1,119
Avg. Market Capitalization                         4,344
  ($Wtd. x 1,000,000)
Portfolio Turnover                                    92%
  (One year trailing)
Price to Earnings (P/E)                            16.26
Price to Book (P/B)                                 1.64
Price to Cash Flow                                  8.79
Beta                                                1.04
Return on Equity                                   10.81%
Five-Year Earnings Growth                          27.14%

TOP EQUITY HOLDINGS(2) % of Net Assets             Long
--------------------------------------------------------
Compagnie Generale des Etablissements Michelin,
  Class B                                           1.4%
Enterprise Inns plc                                 1.2%
Swiss Life Holding -- Reg'd                         1.2%
Cable & Wireless                                    1.1%
Antofagasta plc                                     1.1%
IFIL -- Investments S.p.A.                          1.1%
Infineon Technologies AG                            1.1%
International Power plc                             1.0%
Friends Provident plc                               0.9%
Air France-KLM                                      0.9%
TOTAL                                              11.0%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/06 - 7/31/07. Actual expenses influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

 22  Laudus Trust Annual Report

Performance and Fund Facts continued

Laudus Rosenberg International Small Capitalization Fund as of 3/31/07

PORTFOLIO COMPOSITION(1) % of Investments

------------------------------------------------------------

SECTOR WEIGHTINGS

(PIE CHART)

Consumer Discretionary                                                           21.3
Financials                                                                       19.6
Industrials                                                                      18.4
Materials                                                                        17.8
Information Technology                                                            7.7
Consumer Staples                                                                  6.6
Utilities                                                                         3.5
Telecommunication Services                                                        2.1
Health Care                                                                       2.0
Energy                                                                            1.0

PORTFOLIO COMPOSITION(1) % of Investments

------------------------------------------------------------

COUNTRY WEIGHTINGS
(PIE CHART)

United Kingdom                                                                   19.3
Japan                                                                            17.9
France                                                                           10.5
Switzerland                                                                       8.4
Canada                                                                              6
Italy                                                                             4.9
Germany                                                                           4.8
Australia                                                                         4.4
Netherlands                                                                       3.4
South Korea                                                                       3.3
Sweden                                                                            2.8
Spain                                                                             2.3
Finland                                                                           2.1
Austria                                                                             2
Hong Kong                                                                         1.7
Belgium                                                                           1.5
Other Countries                                                                   4.7

(1) Portfolio holdings are subject to change and may not represent current or future holdings.
                                                 Laudus Trust Annual Report   23

Performance and Fund Facts

Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund as of 3/31/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES                  90-DAY T-BILLS
                                                                    --------------------                  --------------
10/19/98                                                                   50000                              50000
3/99                                                                       52570                              51005
3/00                                                                       57732                              53530
3/01                                                                       54967                              56624
3/02                                                                       60024                              58351
3/03                                                                       67767                              59244
3/04                                                                       63586                              59812
3/05                                                                       67356                              60925
3/06                                                                       72267                              63264
3/07                                                                       75863                              66579

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                     90-DAY T-BILLS
                                                                      ---------------                     --------------
11/11/98                                                                   10000                              10000
3/99                                                                       10471                              10169
3/00                                                                       11454                              10672
3/01                                                                       10875                              11289
3/02                                                                       11850                              11634
3/03                                                                       13330                              11812
3/04                                                                       12469                              11925
3/05                                                                       13158                              12147
3/06                                                                       14091                              12613
3/07                                                                       14750                              13274

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                 SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE               1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional (10/19/98)               4.98%        4.80%             5.06%                   n/a
Investor (11/11/98)                    4.68%        4.48%               n/a                 4.74%
90 day T-bills                         5.24%        2.68%             3.45%                 3.43%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk and volatility.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                     Shares         Shares

------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    10/19/98         11/11/98

Total Net Assets
  ($ x 1,000)                     $10,176          $9,148
Ticker Symbol                     SSMNX            RMNIX
Cusip                             51855Q804        51855Q770
NAV                               $12.14           $12.19
Net Expense Ratio(3)              1.24%            1.54%
Net Expense Ratio(4) (paid by
  shareholders)                   2.69%            2.99%
Gross Expense Ratio(5)            3.01%            3.31%

FUND CHARACTERISTICS(2)                 Long        Short
----------------------------------------------------------
Number of Securities                     72.00          65

Avg. Market Capitalization ($Wtd.       56,875      49,181
  x 1,000,000)
Portfolio Turnover                         169%        116%
  (One year trailing)
Price to Earnings (P/E)                  15.73       48.62
Price to Book (P/B)                       2.68        3.98
Price to Cash Flow                       11.34       15.97
Beta                                      1.20        1.15
Return on Equity                         19.59%       8.41%
Five-Year Earnings Growth                24.27%      19.81%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/09. Excludes dividend expense on securities sold short, an expense associated with executing this strategy. Adviser expects to hold expenses at this level by waiving its management fee and/or bearing other expenses. Please see the prospectus for more information.

(4) Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/09. Includes dividend expense on securities sold short. Adviser expects to hold expenses at this level by waiving its management fee and/or bearing other expenses. Please see the prospectus for more information.

(5) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/06 - 7/31/07. Actual expenses influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

24  Laudus Trust Annual Report

Performance and Fund Facts continued

Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund as of 3/31/07

TOP EQUITY HOLDINGS(1) % of Net Assets              Long
---------------------------------------------------------
AT&T Corp.                                           4.6%
The Allstate Corp.                                   4.2%
Union Pacific Corp.                                  4.2%
International Business Machines Corp.                4.1%
Bank of America Corp.                                3.8%
Loews Corp.                                          3.5%
Merrill Lynch & Co., Inc.                            3.0%
PG&E Corp.                                           3.0%
ACE Ltd.                                             3.0%
Honeywell International, Inc.                        2.8%
TOTAL                                               36.2%

TOP EQUITY HOLDINGS(1) % of Net Assets              Short
---------------------------------------------------------
Microsoft Corp.                                      4.2%
Yahoo! Inc.                                          3.9%
eBay, Inc.                                           3.6%
The Procter & Gamble Co.                             3.5%
Intel Corp.                                          3.4%
TXU Corp.                                            2.9%
The Dow Chemical Co.                                 2.8%
Adobe Systems, Inc.                                  2.7%
Amgen, Inc.                                          2.6%
Ford Motor Co.                                       2.6%
TOTAL                                               32.2%

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS--LONG POSITIONS
(PIE CHART)

Financials                                                                       24.0
Information Technology                                                           22.5
Industrials                                                                      13.4
Consumer Discretionary                                                           10.8
Telecommunication Services                                                        7.0
Utilities                                                                         6.6
Consumer Staples                                                                  4.0
Health Care                                                                       4.0
Energy                                                                            3.9
Materials                                                                         3.8

PORTFOLIO COMPOSITION(1) % of Short Positions
------------------------------------------------------------

SECTOR WEIGHTINGS--SHORT POSITIONS
(PIE CHART)

Information Technology                                                           35.6
Financials                                                                       20.7
Health Care                                                                       9.9
Consumer Discretionary                                                            7.7
Utilities                                                                         7.5
Industrials                                                                       6.3
Consumer Staples                                                                  5.8
Energy                                                                            3.6
Materials                                                                         2.9

(1) Portfolio holdings are subject to change and may not represent current or future holdings.



                                                 Laudus Trust Annual Report   25

Performance and Fund Facts

Laudus Rosenberg Global Long/Short Equity Fund as of 3/31/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES                  90-DAY T-BILLS
                                                                    --------------------                  --------------
9/29/00                                                                    50000                              50000
3/01                                                                       48220                              51435
3/02                                                                       54108                              53004
3/03                                                                       63279                              53815
3/04                                                                       60242                              54331
3/05                                                                       61946                              55342
3/06                                                                       66227                              57467
3/07                                                                       67398                              60478

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                     90-DAY T-BILLS
                                                                      ---------------                     --------------
8/23/01                                                                    10000                              10000
3/02                                                                       10358                              10168
3/03                                                                       12076                              10324
3/04                                                                       11462                              10423
3/05                                                                       11748                              10493
3/06                                                                       12521                              10895
3/07                                                                       12702                              11466

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                      SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                    1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional (9/29/00)                      1.77%       4.49%             4.70%                   n/a
Investor (8/23/01)                           1.45%       4.17%               n/a                 4.36%
90 day T-bills                               5.24%       2.68%             2.97%                 2.68%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW (2)                    Shares         Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    9/29/00          8/23/01

Total Net Assets ($ x 1,000)      $17,005          $3,655
Ticker Symbol                     MSMNX            RMSIX
Cusip                             51855Q879        51855Q754
NAV                               $12.23           $12.12
Net Expense Ratio(3)              1.99%            2.29%
Net Expense Ratio(4) (paid by
  shareholders)                   3.07%            3.37%
Gross Expense Ratio(5)            3.31%            3.68%

FUND CHARACTERISTICS(2)                 Long        Short
----------------------------------------------------------
Number of Securities                       413         424

Avg. Market Capitalization
  ($Wtd. X 1,000,000)                   27,366      25,073
Portfolio Turnover                         234%        157%
  (One year trailing)
Price to Earnings (P/E)                  20.15       26.68
Price to Book (P/B)                       2.23        3.31
Price to Cash Flow                       10.92       15.53
Beta                                      1.26        1.12
Return on Equity                         12.05%      13.47%
Five-Year Earnings Growth                28.08%      27.13%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/09. Excludes dividend expense on securities sold short, an expense associated with executing this strategy. Adviser expects to hold expenses at this level by waiving its management fee and/or bearing other expenses. Please see the prospectus for more information.

(4) Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/09. Includes dividend expense on securities sold short. Adviser expects to hold expenses at this level by waiving its management fee and/or bearing other expenses. Please see the prospectus for more information.

(5) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/06 - 7/31/07. Actual expenses influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

 26  Laudus Trust Annual Report

Performance and Fund Facts continued

Laudus Rosenberg Global Long/Short Equity Fund as of 3/31/07

TOP EQUITY HOLDINGS (1) % of Net Assets                                        Long
------------------------------------------------------------------------------------
Cisco Systems, Inc.                                                             2.2%
Union Pacific Corp.                                                             1.2%
Bank of America Corp.                                                           1.1%
AT&T Corp.                                                                      1.1%
International Business Machines Corp.                                           1.0%
J.C. Penney Co., Inc.                                                           0.9%
Celgene Corp.                                                                   0.9%
Merrill Lynch & Co., Inc.                                                       0.9%
NII Holdings, Inc.                                                              0.9%
Loews Corp.                                                                     0.9%
TOTAL                                                                          11.1%

TOP EQUITY HOLDINGS(1) % of Net Assets                                         Short
------------------------------------------------------------------------------------
Intel Corp.                                                                     1.8%
Yahoo! Inc.                                                                     1.8%
eBay, Inc.                                                                      1.7%
QUALCOMM, Inc.                                                                  1.5%
Dell, Inc.                                                                      1.5%
United Parcel Service, Inc., Class B                                            1.4%
Microsoft Corp.                                                                 1.3%
Wm. Wrigley Jr. Co.                                                             1.0%
Amazon.com, Inc.                                                                0.8%
Genentech, Inc.                                                                 0.8%
TOTAL                                                                          13.6%

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------
SECTOR WEIGHTINGS--LONG HOLDINGS
(PIE CHART)

Consumer Discretionary                                                           22.3
Information Technology                                                           15.9
Industrials                                                                      14.6
Financials                                                                       13.7
Materials                                                                        11.0
Health Care                                                                       6.0
Telecommunication Services                                                        5.3
Consumer Staples                                                                  4.7
Energy                                                                            3.3
Utilities                                                                         3.2

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------
COUNTRY WEIGHTINGS--LONG HOLDINGS
(PIE CHART)

United States                                                                    50.2
Japan                                                                            24.9
United Kingdom                                                                    5.5
France                                                                            4.2
Switzerland                                                                       2.6
Italy                                                                             2.5
Germany                                                                           2.1
Spain                                                                             1.5
Netherlands                                                                       1.4
Belgium                                                                           1.4
Sweden                                                                            1.3
Denmark                                                                           0.9
Ireland                                                                           0.5
Austria                                                                           0.5
Finland                                                                           0.5

PORTFOLIO COMPOSITION(1) % of Short Positions
------------------------------------------------------------
SECTOR WEIGHTINGS--SHORT POSITIONS
(PIE CHART)

Information Technology                                                           27.3
Industrials                                                                      20.9
Financials                                                                       15.2
Consumer Discretionary                                                           12.6
Health Care                                                                       9.7
Consumer Staples                                                                  5.9
Energy                                                                            4.1
Utilities                                                                         2.2
Materials                                                                         2.1

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------
COUNTRY WEIGHTINGS--SHORT POSITIONS
(PIE CHART)

United States                                                                    49.8
Japan                                                                            25.2
United Kingdom                                                                    6.9
France                                                                            3.7
Germany                                                                           3.1
Switzerland                                                                       2.1
Italy                                                                             1.9
Spain                                                                             1.6
Netherlands                                                                       1.3
Sweden                                                                            1.2
Norway                                                                            1.1
Finland                                                                           1.0
Denmark                                                                           0.8
Austria                                                                           0.3

(1) Portfolio holdings are subject to change and may not represent current or future holdings.
                                                 Laudus Trust Annual Report   27

Performance and Fund Facts

Laudus Rosenberg Value Long/Short Equity Fund as of 3/31/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
---------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES                  90-DAY T-BILLS
                                                                    --------------------                  --------------
12/16/97                                                                   50000                              50000
3/98                                                                       49850                              50754
3/99                                                                       46206                              53180
3/00                                                                       39677                              55812
3/01                                                                       46010                              59038
3/02                                                                       52235                              60839
3/03                                                                       61094                              61769
3/04                                                                       57538                              62362
3/05                                                                       61266                              63522
3/06                                                                       62743                              65962
3/07                                                                       64743                              69418


PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                     90-DAY T-BILLS
                                                                      ---------------                     --------------
12/18/97                                                                   10000                              10000
3/98                                                                        9960                              10147
3/99                                                                        9197                              10632
3/00                                                                        7872                              11158
3/01                                                                        9091                              11803
3/02                                                                       10295                              12163
3/03                                                                       11997                              12349
3/04                                                                       11284                              12468
3/05                                                                       11974                              12700
3/06                                                                       12223                              13187
3/07                                                                       12566                              13879

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                          SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                                        1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional (12/16/97)                                        3.19%        4.39%             2.82%                  n/a
Investor (12/18/97)                                             2.81%        4.07%              n/a                  2.49%
90 day T-bills                                                  5.24%        2.68%             3.59%                 3.59%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

Small- and mid-capitalization funds typically carry additional risk since small- and mid-capitalization companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their value.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(2)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $50,000          $2,500
Inception Date                     12/16/97         12/18/97
Total Net Assets ($ x 1,000)       $260,596         $64,400
Ticker Symbol                      BMNIX            BRMIX
Cusip                              51855Q861        51855Q762
NAV                                $10.75           $10.63
Gross Expense Ratio(3)             1.74%            2.04%
Gross Expense Ratio(4) (paid by    2.89%            3.19%
  shareholders)

FUND CHARACTERISTICS(2)              Long         Short
----------------------------------------------------------
Number of Securities                     799          472

Avg. Market Capitalization             3,562        3,321
  ($Wtd. x 1,000,000)
Portfolio Turnover (One year             140%         119%
  trailing)
Price to Earnings (P/E)                17.20        45.27
Price to Book (P/B)                     2.04         2.83
Price to Cash Flow                     12.77        19.36
Beta                                    1.35         1.36
Return on Equity                       13.15%        6.44%
Five-Year Earnings Growth              29.60%       13.82%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/06 - 7/31/07. Excludes dividend expense on securities sold short, an expense associated with executing this strategy. Actual expenses influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

(4) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/06 - 7/31/07. Includes dividend expense on securities sold short, an expense associated with executing this strategy. Actual expenses influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

28  Laudus Trust Annual Report

Performance and Fund Facts continued

Laudus Rosenberg Value Long/Short Equity Fund as of 3/31/07

TOP EQUITY HOLDINGS(1) % of Net Assets              Long
---------------------------------------------------------
United States Steel Corp.                            1.3%
NII Holdings, Inc.                                   1.2%
Celgene Corp.                                        1.2%
Avnet, Inc.                                          1.1%
Allegheny Technologies, Inc.                         1.1%
ENSCO International, Inc.                            1.1%
The Sherwin-Williams Co.                             1.1%
BMC Software, Inc.                                   1.0%
A.G. Edwards, Inc.                                   1.0%
Phillips-Van Heusen Corp.                            0.9%
TOTAL                                               11.0%

TOP EQUITY HOLDINGS(1) % of Net Assets              Short
---------------------------------------------------------
Sovereign Bancorp, Inc.                             1.0%
Developers Diversified Realty Corp.                 1.0%
Activision, Inc.                                    1.0%
Intuitive Surgical, Inc.                            1.0%
New York Community Bancorp, Inc.                    1.0%
Plum Creek Timber Co., Inc.                         1.0%
VeriSign, Inc.                                      1.0%
Altera Corp.                                        0.9%
R.H. Donnelley Corp.                                0.9%
Kinder Morgan Management, LLC                       0.9%
TOTAL                                               9.7%

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------
SECTOR WEIGHTINGS--LONG HOLDINGS
(PIE CHART)

Financials                                                                       22.5
Information Technology                                                           18.0
Consumer Discretionary                                                           15.8
Industrials                                                                      15.1
Health Care                                                                       8.8
Energy                                                                            6.4
Materials                                                                         6.0
Consumer Staples                                                                  3.4
Telecommunication Services                                                        2.1
Utilities                                                                         1.9


PORTFOLIO COMPOSITION(1) % of Short Positions
------------------------------------------------------------
SECTOR WEIGHTINGS--SHORT POSITIONS
(PIE CHART)

Financials                                                                       22.3
Consumer Discretionary                                                           20.6
Information Technology                                                           19.4
Health Care                                                                      14.3
Industrials                                                                      10.7
Energy                                                                            6.2
Materials                                                                         3.3
Telecommunication Services                                                        1.5
Consumer Staples                                                                  1.3
Utilities                                                                         0.4

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

                                                 Laudus Trust Annual Report   29

Disclosure of Fund Expenses (Unaudited)

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2006 and held through March 31, 2007, unless otherwise noted.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's share classes' actual expense ratios and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                                             ENDING
                                                                          BEGINNING       ACCOUNT VALUE           EXPENSES
                                                     EXPENSE RATIO(1)   ACCOUNT VALUE   (NET OF EXPENSES)   PAID DURING PERIOD(2)
                                                       (Annualized)      at 10/1/06        at 3/31/07         10/1/06 - 3/31/07
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
Institutional Shares                                       1.00%
  Actual Return                                                            $1,000           $1,094.18               $ 5.22
  Hypothetical 5% Return                                                   $1,000           $1,019.95               $ 5.04
Investor Shares                                            1.31%
  Actual Return                                                            $1,000           $1,091.93               $ 6.83
  Hypothetical 5% Return                                                   $1,000           $1,018.40               $ 6.59
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND
Institutional Shares                                       0.99%
  Actual Return                                                            $1,000           $1,077.20               $ 5.13
  Hypothetical 5% Return                                                   $1,000           $1,020.00               $ 4.99
Investor Shares                                            1.29%
  Actual Return                                                            $1,000           $1,075.50               $ 6.68
  Hypothetical 5% Return                                                   $1,000           $1,018.50               $ 6.49
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND
Institutional Shares                                       0.99%
  Actual Return                                                            $1,000           $1,097.60               $ 5.18
  Hypothetical 5% Return                                                   $1,000           $1,020.13               $ 4.99
Investor Shares                                            1.29%
  Actual Return                                                            $1,000           $1,096.20               $ 6.74
  Hypothetical 5% Return                                                   $1,000           $1,018.64               $ 6.49
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. DISCOVERY FUND
Institutional Shares                                       0.97%
  Actual Return                                                            $1,000           $1,120.00               $ 5.13
  Hypothetical 5% Return                                                   $1,000           $1,020.09               $ 4.89
Investor Shares                                            1.37%
  Actual Return                                                            $1,000           $1,117.90               $ 7.23
  Hypothetical 5% Return                                                   $1,000           $1,018.10               $ 6.89
---------------------------------------------------------------------------------------------------------------------------------

(1) Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

(2) Expenses for each fund or share class are equal to that fund's or share class' annualized expense ratio (net of any expenses waived or reimbursed), multiplied by the average account value for the hypothetical account over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

 30  Laudus Trust Annual Report

                                                                                             ENDING
                                                                          BEGINNING       ACCOUNT VALUE           EXPENSES
                                                     EXPENSE RATIO(1)   ACCOUNT VALUE   (NET OF EXPENSES)   PAID DURING PERIOD(2)
                                                       (Annualized)      at 10/1/06        at 3/31/07         10/1/06 - 3/31/07
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
Institutional Shares                                       0.92%
  Actual Return                                                            $1,000           $1,089.30               $ 4.79
  Hypothetical 5% Return                                                   $1,000           $1,020.34               $ 4.63
Adviser Shares                                             1.17%
  Actual Return                                                            $1,000           $1,088.20               $ 6.09
  Hypothetical 5% Return                                                   $1,000           $1,019.10               $ 5.89
Investor Shares                                            1.28%
  Actual Return                                                            $1,000           $1,087.30               $ 6.66
  Hypothetical 5% Return                                                   $1,000           $1,018.55               $ 6.44
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
Institutional Shares                                       1.34%
  Actual Return                                                            $1,000           $1,154.40               $ 7.20
  Hypothetical 5% Return                                                   $1,000           $1,018.25               $ 6.74
Investor Shares                                            1.64%
  Actual Return                                                            $1,000           $1,152.40               $ 8.80
  Hypothetical 5% Return                                                   $1,000           $1,016.75               $ 8.25
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND
Institutional Shares                                       1.34%
  Actual Return                                                            $1,000           $1,189.20               $ 7.31
  Hypothetical 5% Return                                                   $1,000           $1,018.25               $ 6.74
Investor Shares                                            1.64%
  Actual Return                                                            $1,000           $1,187.60               $ 8.94
  Hypothetical 5% Return                                                   $1,000           $1,016.75               $ 8.25
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION
  FUND
Institutional Shares                                       1.10%
  Actual Return                                                            $1,000           $1,202.42               $ 6.04
  Hypothetical 5% Return                                                   $1,000           $1,019.45               $ 5.54
Investor Shares                                            1.50%
  Actual Return                                                            $1,000           $1,200.05               $ 8.23
  Hypothetical 5% Return                                                   $1,000           $1,017.45               $ 7.54
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
Institutional Shares                                       2.59%
  Actual Return                                                            $1,000           $1,036.00               $13.15
  Hypothetical 5% Return                                                   $1,000           $1,012.02               $12.99
Investor Shares                                            2.90%
  Actual Return                                                            $1,000           $1,034.80               $14.71
  Hypothetical 5% Return                                                   $1,000           $1,010.47               $14.54
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
Institutional Shares                                       3.05%
  Actual Return                                                            $1,000           $1,035.34               $15.48
  Hypothetical 5% Return                                                   $1,000           $1,009.72               $15.28
Investor Shares                                            3.36%
  Actual Return                                                            $1,000           $1,033.17               $17.03
  Hypothetical 5% Return                                                   $1,000           $1,008.18               $16.82
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
Institutional Shares                                       3.09%
  Actual Return                                                            $1,000           $1,026.10               $15.61
  Hypothetical 5% Return                                                   $1,000           $1,009.52               $15.48
Investor Shares                                            3.39%
  Actual Return                                                            $1,000           $1,024.20               $17.11
  Hypothetical 5% Return                                                   $1,000           $1,008.03               $16.97
---------------------------------------------------------------------------------------------------------------------------------

(1) Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.
(2) Expenses for each fund or share class are equal to that fund's or share class' annualized expense ratio (net of any expenses waived or reimbursed), multiplied by the average account value for the hypothetical account over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

                                                 Laudus Trust Annual Report   31

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

PORTFOLIO HOLDINGS as of March 31, 2007

                                           COST          VALUE
HOLDINGS BY CATEGORY                       ($)            ($)
-----------------------------------------------------------------
 99.4%     COMMON STOCK                 92,204,139    104,326,475
   --%     SHORT-TERM INVESTMENT            40,000         40,000
-----------------------------------------------------------------
 99.4%     TOTAL INVESTMENTS            92,244,139    104,366,475
  0.6%     OTHER ASSETS AND
           LIABILITIES                                    628,072
-----------------------------------------------------------------
100.0%     NET ASSETS                                 104,994,547

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
COMMON STOCK 99.4% OF NET ASSETS
AGRICULTURE, FOOD & BEVERAGE 2.9%
-----------------------------------------------------------------
Bunge Ltd.                                730          60,020
Campbell Soup Co.                      13,400         521,930
Corn Products International, Inc.       3,700         131,683
General Mills, Inc.                    17,290       1,006,624
H.J. Heinz Co.                          1,140          53,717
Kellogg Co.                            14,100         725,163
Seaboard Corp.                            127         287,020
The Pepsi Bottling Group, Inc.          8,590         273,935
                                                  ---------------
                                                    3,060,092
AIRLINES 0.5%
-----------------------------------------------------------------
FedEx Corp.                             4,980         535,001
BANKS & CREDIT INSTITUTIONS 7.3%
-----------------------------------------------------------------
Bank of America Corp.                  75,420       3,847,929
The Bank of New York Co., Inc.         33,249       1,348,247
The First Marblehead Corp.                460          20,649
Wachovia Corp.                         44,000       2,422,200
                                                  ---------------
                                                    7,639,025
BASIC MINERALS & METALS 3.9%
-----------------------------------------------------------------
Allegheny Technologies, Inc.            5,670         604,932
Chaparral Steel Co.                     2,260         131,464
Freeport-McMoran Copper & Gold,
  Inc., Class B                        10,170         673,152
Nucor Corp.                            12,091         787,487
Precision Castparts Corp.               7,386         768,513
Reliance Steel & Aluminum Co.           4,000         193,600
Southern Copper Corp.                   2,800         200,648
Steel Dynamics, Inc.                    3,507         151,503
United States Steel Corp.               6,300         624,771
                                                  ---------------
                                                    4,136,070
BEER, LIQUOR, & TOBACCO 2.9%
-----------------------------------------------------------------
Altria Group, Inc.                     10,874         954,846
Anheuser-Busch Cos., Inc.              32,600       1,644,996
UST, Inc.                               7,460         432,531
                                                  ---------------
                                                    3,032,373
BIOTECHNOLOGY 1.0%
-----------------------------------------------------------------
Celgene Corp. *                        19,500       1,022,970
CELLULAR & WIRELESS 0.6%
-----------------------------------------------------------------
NII Holdings, Inc. *                    8,300         615,694
CHEMICALS & RUBBER 1.4%
-----------------------------------------------------------------
Cabot Corp.                             3,890         185,670
Celanese Corp., Series A                4,600         141,864

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
FMC Corp.                               2,260         170,472
Hercules, Inc. *                        6,400         125,056
Nalco Holding Co.                       6,600         157,740
The Sherwin-Williams Co.               10,980         725,119
                                                  ---------------
                                                    1,505,921
COMMERCIAL AIRCRAFT & COMPONENTS 0.3%
-----------------------------------------------------------------
Rockwell Collins, Inc.                  5,280         353,390
COMMUNICATIONS UTILITIES 5.3%
-----------------------------------------------------------------
AT&T Corp.                            100,751       3,972,612
CenturyTel, Inc.                          400          18,076
Comcast Corp., Class A *               30,711         796,950
Qwest Communications
  International, Inc. *                54,691         491,672
The DIRECTV Group, Inc. *              10,150         234,161
                                                  ---------------
                                                    5,513,471
CONSTRUCTION & HOMEBUILDING 0.0%
-----------------------------------------------------------------
Granite Construction, Inc.                380          20,999
CONSTRUCTION MATERIALS 0.3%
-----------------------------------------------------------------
MDU Resources Group, Inc.              10,547         303,121
CONSUMER DURABLES 0.7%
-----------------------------------------------------------------
Harley-Davidson, Inc.                  12,422         729,793
DRUGS & PHARMACEUTICALS 3.6%
-----------------------------------------------------------------
King Pharmaceuticals, Inc. *            7,510         147,722
Merck & Co., Inc.                       3,850         170,055
NBTY, Inc. *                            3,000         159,120
Pfizer, Inc.                           75,732       1,912,990
Schering-Plough Corp.                  37,420         954,584
Wyeth                                   8,440         422,253
                                                  ---------------
                                                    3,766,724
ELECTRIC UTILITIES 3.8%
-----------------------------------------------------------------
Alliant Energy Corp.                    7,060         316,429
Consolidated Edison, Inc.              13,420         685,225
Constellation Energy Group              2,620         227,809
Edison International                   13,300         653,429
Exelon Corp.                              390          26,797
FPL Group, Inc.                        13,100         801,327
Northeast Utilities                     9,277         304,007
PG&E Corp.                             18,300         883,341
Puget Energy, Inc.                      1,580          40,574
Westar Energy, Inc.                     2,370          65,223
                                                  ---------------
                                                    4,004,161
FOREST PRODUCTS & PAPER 1.1%
-----------------------------------------------------------------
3M Co.                                  4,559         348,444
International Paper Co.                23,400         851,760
                                                  ---------------
                                                    1,200,204
FURNITURE & HOUSEHOLD ITEMS 1.5%
-----------------------------------------------------------------
Acuity Brands, Inc.                     2,400         130,656
Hasbro, Inc.                            9,800         280,476
International Game Technology              16             646
Mattel, Inc.                           22,010         606,816
Steelcase, Inc., Class A                4,800          95,472
The Procter & Gamble Co.                7,000         442,120
                                                  ---------------
                                                    1,556,186

                                                            See financial notes.
 32  Laudus Funds Annual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
GOVERNMENT AIRCRAFT & DEFENSE 2.1%
-----------------------------------------------------------------
Garmin Ltd.                            10,121         548,052
General Dynamics Corp.                  8,580         655,512
Lockheed Martin Corp.                   1,600         155,232
Raytheon Co.                           16,950         889,197
                                                  ---------------
                                                    2,247,993
HEALTH CARE & HOSPITAL 1.0%
-----------------------------------------------------------------
Health Net, Inc. *                      6,516         350,626
Humana, Inc. *                          9,600         556,992
Laboratory Corp. of America
  Holdings *                            2,560         185,933
Manor Care, Inc.                           80           4,349
                                                  ---------------
                                                    1,097,900
INFORMATION & SERVICES 1.8%
-----------------------------------------------------------------
Accenture Ltd., Class A                25,140         968,896
IAC/InterActive Corp. *                 9,262         349,270
Manpower, Inc.                          2,590         191,064
Sotheby's                               1,060          47,149
The Dun & Bradstreet Corp.              4,080         372,096
                                                  ---------------
                                                    1,928,475
INSTRUMENTS 3.0%
-----------------------------------------------------------------
Baxter International, Inc.             25,850       1,361,519
Honeywell International, Inc.          18,500         852,110
Johnson & Johnson                       5,130         309,134
Mettler-Toledo International, Inc.
  *                                     1,070          95,840
PerkinElmer, Inc.                       7,700         186,494
Waters Corp. *                          6,300         365,400
                                                  ---------------
                                                    3,170,497
INSURANCE 9.1%
-----------------------------------------------------------------
ACE Ltd.                               15,800         901,548
Alleghany Corp. *                         326         121,943
American Financial Group, Inc.          5,250         178,710
American International Group, Inc.      2,300         154,606
American National Insurance Co.           440          56,289
Arch Capital Group Ltd. *               4,100         279,661
Aspen Insurance Holdings Ltd.           4,890         128,167
CNA Financial Corp. *                   3,040         130,994
Endurance Specialty Holdings Ltd.       3,560         127,234
Everest Re Group Ltd.                   3,400         326,978
Loews Corp.                            25,200       1,144,836
MetLife, Inc.                          21,900       1,382,985
PartnerRe Ltd.                          1,380          94,585
Prudential Financial, Inc.             12,214       1,102,436
Radian Group, Inc.                      4,800         263,424
Reinsurance Group of America, Inc.      1,870         107,936
The Allstate Corp.                     25,500       1,531,530
The Chubb Corp.                         3,650         188,596
The Travelers Cos., Inc. *             12,330         638,324
Wesco Financial Corp.                     200          92,000
XL Capital Ltd., Class A                8,730         610,751
                                                  ---------------
                                                    9,563,533
INTEGRATED OIL COMPANIES 5.9%
-----------------------------------------------------------------
Chevron Corp.                           7,512         555,588
Exxon Mobil Corp.                      61,090       4,609,240

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
Hess Corp.                             10,400         576,888
Marathon Oil Corp.                      4,840         478,337
                                                  ---------------
                                                    6,220,053
IT HARDWARE 4.1%
-----------------------------------------------------------------
Amphenol Corp., Class A                 5,600         361,592
Cisco Systems, Inc. *                 117,942       3,011,059
Harris Corp.                            3,600         183,420
LSI Logic Corp. *                      11,451         119,548
MEMC Electronic Materials, Inc. *       8,960         542,797
NVIDIA Corp. *                            795          22,880
ON Semiconductor Corp. *                1,690          15,075
                                                  ---------------
                                                    4,256,371
LAND & WATER TRANSPORTATION 1.3%
-----------------------------------------------------------------
Burlington Northern Santa Fe Corp.        430          34,585
CSX Corp.                                  70           2,804
Seacor Holdings, Inc. *                   500          49,200
Union Pacific Corp.                    12,270       1,246,018
                                                  ---------------
                                                    1,332,607
METAL PRODUCTS & MACHINERY 3.8%
-----------------------------------------------------------------
AGCO Corp. *                            3,120         115,346
American Standard Cos., Inc.            9,610         509,522
Dover Corp.                                 7             342
General Electric Co.                   49,900       1,764,464
Lincoln Electric Holdings, Inc.         2,110         125,672
Parker Hannifin Corp.                   7,000         604,170
SPX Corp.                               3,540         248,508
Terex Corp. *                           5,714         410,037
The Manitowoc Co., Inc.                 1,210          76,871
Varian Semiconductor Equipment
  Associates, Inc. *                    3,013         160,834
                                                  ---------------
                                                    4,015,766
MISCELLANEOUS FINANCE 4.9%
-----------------------------------------------------------------
A.G. Edwards, Inc.                      4,400         304,392
Chicago Mercantile Exchange
  Holdings, Inc., Class A                 334         177,842
Citigroup, Inc.                        14,200         729,028
JPMorgan Chase & Co.                   37,011       1,790,592
Merrill Lynch & Co., Inc.              24,300       1,984,581
Morgan Stanley                          1,434         112,942
                                                  ---------------
                                                    5,099,377
OIL & COAL RESOURCES 0.3%
-----------------------------------------------------------------
XTO Energy, Inc.                        5,530         303,099
OIL DISTRIBUTION 0.3%
-----------------------------------------------------------------
Holly Corp.                             2,720         161,296
Tesoro Corp.                            1,420         142,611
                                                  ---------------
                                                      303,907
OIL DRILLING & SERVICES 2.0%
-----------------------------------------------------------------
Diamond Offshore Drilling, Inc.         3,370         272,801
ENSCO International, Inc.               9,000         489,600
GlobalSantaFe Corp.                    10,540         650,107
Noble Corp.                             3,570         280,888
Superior Energy Services, Inc. *        4,900         168,903
Tidewater, Inc.                         3,800         222,604
                                                  ---------------
                                                    2,084,903

See financial notes.
                                                 Laudus Funds Annual Report   33

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 2.1%
-----------------------------------------------------------------
Brocade Communications Systems,
  Inc. *                                7,970          75,874
Hewlett-Packard Co.                    51,920       2,084,069
                                                  ---------------
                                                    2,159,943
PUBLISHING, BROADCASTING & CINEMA 5.9%
-----------------------------------------------------------------
CBS Corp., Class B                     25,208         771,113
Gannett Co., Inc.                      13,660         768,921
News Corp., Class A                    82,749       1,913,157
The Walt Disney Co.                    59,627       2,052,957
Time Warner, Inc.                      33,333         657,327
                                                  ---------------
                                                    6,163,475
REAL ESTATE DEVELOPMENT 0.2%
-----------------------------------------------------------------
Service Corp. International            13,490         159,991
REAL ESTATE INVESTMENT TRUSTS 0.1%
-----------------------------------------------------------------
HRPT Properties Trust                  12,150         149,445
RESTAURANTS, HOTELS & THEATERS 1.9%
-----------------------------------------------------------------
Burger King Holdings, Inc.                300           6,480
McDonald's Corp.                       44,780       2,017,339
                                                  ---------------
                                                    2,023,819
RETAIL 3.6%
-----------------------------------------------------------------
Abercrombie & Fitch Co., Class A        5,700         431,376
American Eagle Outfitters, Inc.         4,050         121,459
AutoZone, Inc. *                        3,340         427,988
Big Lots, Inc. *                        6,100         190,808
CVS/Caremark Corp.                      1,100          37,554
J.C. Penney Co., Inc.                  11,990         985,098
Nordstrom, Inc.                        13,140         695,632
OfficeMax, Inc.                         4,160         219,398
Safeway, Inc.                           9,950         364,568
The Kroger Co.                         10,240         289,280
The Men's Wearhouse, Inc.                 450          21,173
                                                  ---------------
                                                    3,784,334
SOAPS & COSMETICS 0.1%
-----------------------------------------------------------------
Avon Products, Inc.                     1,640          61,106
The Estee Lauder Cos., Inc., Class
  A                                       140           6,839
                                                  ---------------
                                                       67,945
SOFTWARE 7.0%
-----------------------------------------------------------------
BMC Software, Inc. *                   12,160         374,406
Cadence Design Systems, Inc. *         10,750         226,395
Cognizant Technology Solutions
  Corp., Class A *                      7,819         690,183

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
Computer Sciences Corp. *               5,360         279,417
International Business Machines
  Corp.                                30,645       2,888,598
Microsoft Corp.                        24,270         676,405
Oracle Corp. *                        116,220       2,107,069
Sybase, Inc. *                          2,070          52,330
THQ, Inc. *                               613          20,958
                                                  ---------------
                                                    7,315,761
TEXTILES & APPAREL 0.8%
-----------------------------------------------------------------
Coach, Inc. *                           3,745         187,437
Guess?, Inc.                            2,140          86,649
Liz Claiborne, Inc.                     6,260         268,241
Polo Ralph Lauren Corp.                 3,447         303,853
                                                  ---------------
                                                      846,180
WHOLESALE 1.0%
-----------------------------------------------------------------
Anixter International, Inc. *           1,700         112,098
Arrow Electronics, Inc. *               7,170         270,668
Avnet, Inc. *                           7,600         274,664
W.W. Grainger, Inc.                     4,900         378,476
                                                  ---------------
                                                    1,035,906
                                                  ---------------
TOTAL COMMON STOCK (COST $92,204,139)             104,326,475
                                                  ---------------

                                       FACE
SECURITY                              AMOUNT         VALUE
RATE, MATURITY DATE                     ($)           ($)
SHORT-TERM INVESTMENT 0.0% OF NET ASSETS
REPURCHASE AGREEMENT 0.0%
-----------------------------------------------------------------
Fixed Income Clearing Corp. dated
  03/30/07, due 04/02/07 at 5.00%,
  with a maturity value of $40,017
  (fully collateralized by United
  States Treasury Note with a
  value of $44,438.)                   40,000          40,000
                                                  ---------------
TOTAL SHORT-TERM INVESTMENT
  (COST $40,000)                                       40,000
-----------------------------------------------------------------
END OF INVESTMENTS.

At 03/31/07 the tax basis cost of the fund's investments was $92,471,527, and the unrealized appreciation and depreciation were $12,476,310 and ($581,362), respectively, with a net unrealized appreciation of $11,894,948.

*  Non-income producing security.

                                                            See financial notes.
 34  Laudus Funds Annual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

PORTFOLIO HOLDINGS as of March 31, 2007

                                            COST         VALUE
HOLDINGS BY CATEGORY                        ($)           ($)
-----------------------------------------------------------------
 99.2%     COMMON STOCK                  69,070,731    77,114,283
-----------------------------------------------------------------
 99.2%     TOTAL INVESTMENTS             69,070,731    77,114,283
  8.0%     COLLATERAL FOR
           SECURITIES ON LOAN             6,243,025     6,243,025
 (7.2)%    OTHER ASSETS AND
           LIABILITIES                                 (5,634,450)
-----------------------------------------------------------------
100.0%     NET ASSETS                                  77,722,858

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
COMMON STOCK 99.2% OF NET ASSETS
AGRICULTURE, FOOD & BEVERAGE 3.0%
-----------------------------------------------------------------
Campbell Soup Co. (a)                    3,100        120,744
General Mills Inc                        1,490         86,748
H.J. Heinz Co.                           4,100        193,192
Kellogg Co.                              3,900        200,577
PepsiCo, Inc.                           13,100        832,636
The Coca-Cola Co.                       17,300        830,400
The Pepsi Bottling Group, Inc.           2,800         89,292
                                                   --------------
                                                    2,353,589
AIRLINES 1.1%
-----------------------------------------------------------------
AMR Corp. (a)*                           3,270         99,572
Continental Airlines, Inc., Class B
  *                                      2,900        105,531
FedEx Corp.                              5,200        558,636
U S Airways Group Inc                    2,100         95,508
                                                   --------------
                                                      859,247
AUTOS 0.3%
-----------------------------------------------------------------
Autoliv, Inc.                              483         27,584
BorgWarner, Inc. (a)                       200         15,084
PACCAR, Inc. (a)                         3,100        227,540
                                                   --------------
                                                      270,208
BANKS & CREDIT INSTITUTIONS 4.1%
-----------------------------------------------------------------
Alliance Data Systems Corp               2,100        129,402
American Express Co.                     8,900        501,960
Bank of America Corp.                      400         20,408
Deere & Co.                                800         86,912
First Marblehead Corp (a)                1,715         76,986
Freddie Mac                              2,500        148,725
Harley-Davidson, Inc. (a)                5,600        329,000
Investors Financial Services Corp.       2,100        122,115
Mellon Financial Cor                     6,300        271,782
Northern Trust Corp (a)                  3,900        234,546
SLM Corp.                                2,300         94,070
State Street Corp                        5,800        375,550
Synovus Financial Corp (a)               4,700        151,998
The Bank of New York Co., Inc.           2,000         81,100
U.S. Bancorp (a)                           500         17,485
Wachovia Corp.                           3,400        187,170
Wells Fargo & Co.                        9,730        335,004
                                                   --------------
                                                    3,164,213
BASIC MINERALS & METALS 1.9%
-----------------------------------------------------------------
Alcoa, Inc.                              6,900        233,910
Allegheny Technologies, Inc.             2,000        213,380
Carpenter Technology Corp. (a)             900        108,684

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Freeport-McMoran Copper & Gold,
  Inc., Class B                          2,900        191,951
Harsco Corp. (a)                         2,400        107,664
Newmont Mining Corp. (a)                 2,200         92,378
Precision Castparts Corp.                2,700        280,935
Southern Copper Corp. (a)                1,600        114,656
Titanium Metals Corp *                   2,800        100,464
                                                   --------------
                                                    1,444,022
BEER, LIQUOR, & TOBACCO 1.3%
-----------------------------------------------------------------
Altria Group, Inc.                       5,200        456,612
Anheuser-Busch Cos., Inc.                9,300        469,278
UST, Inc. (a)                            2,100        121,758
                                                   --------------
                                                    1,047,648
BIOTECHNOLOGY 1.8%
-----------------------------------------------------------------
Amgen, Inc. *                            9,400        525,272
Celgene Corp. (a)*                       7,200        377,712
Genentech, Inc. *                        3,400        279,208
Gilead Sciences, Inc. *                  3,300        252,450
                                                   --------------
                                                    1,434,642
CELLULAR & WIRELESS 0.5%
-----------------------------------------------------------------
NII Holdings, Inc. *                     3,200        237,376
Sprint Nextel Corp.                      5,100         96,696
U.S. Cellular Corp. *                    1,000         73,450
                                                   --------------
                                                      407,522
CHEMICALS & RUBBER 3.1%
-----------------------------------------------------------------
Cabot Corp. (a)                          1,000         47,730
Celanese Corp., Series A                 1,600         49,344
Du Pont De Nemours                      12,800        632,704
International Flavors & Fragrances,
  Inc. (a)                               2,300        108,606
Monsanto Co.                             9,800        538,608
Nalco Holding Company                    3,720         88,908
PPG Industries, Inc.                     1,200         84,372
Praxair, Inc.                            6,000        377,760
Rohm and Haas Co.                          400         20,688
Sigma-Aldrich Corp.                      2,200         91,344
The Goodyear Tire & Rubber Co. (a)*      4,800        149,712
The Scotts Miracle-Gro Co., Class A
  (a)                                    1,300         57,239
The Sherwin-Williams Co.                 2,000        132,080
                                                   --------------
                                                    2,379,095
COMMERCIAL AIRCRAFT & COMPONENTS 1.6%
-----------------------------------------------------------------
Goodrich Corp.                           2,400        123,552
Rockwell Collins, Inc.                   3,400        227,562
The Boeing Co.                           9,900        880,209
                                                   --------------
                                                    1,231,323
COMMUNICATIONS UTILITIES 3.8%
-----------------------------------------------------------------
American Tower Corp., Class A *          3,200        124,640
Comcast Corp., Class A *                22,350        579,982
Echostar Communications Corp             3,790        164,600
Google, Inc., Class A *                  2,700      1,237,032
Level 3 Communications, Inc. *          24,300        148,230
The DIRECTV Group, Inc.                 16,500        380,655
Yahoo! Inc. *                           10,900        341,061
                                                   --------------
                                                    2,976,200

See financial notes.
                                                 Laudus Funds Annual Report   35

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
CONSTRUCTION & HOMEBUILDING 0.1%
-----------------------------------------------------------------
Quanta Services Inc                      1,900         47,918
CONSTRUCTION MATERIALS 0.5%
-----------------------------------------------------------------
Martin Marietta Materials, Inc. (a)      1,100        148,720
Vulcan Materials Co.                     1,900        221,312
                                                   --------------
                                                      370,032
DRUGS & PHARMACEUTICALS 4.2%
-----------------------------------------------------------------
Abbott Laboratories                      9,400        524,520
Allergan, Inc.                           1,200        132,984
Bristol-Myers Squibb Co.                 6,900        191,544
Eli Lilly & Co.                          5,800        311,518
Forest Laboratories, Inc. *              2,300        118,312
Genzyme Corp. *                          1,800        108,036
Merck & Co., Inc.                       11,630        513,697
Schering-Plough Corp.                   26,100        665,811
Wyeth                                   13,800        690,414
                                                   --------------
                                                    3,256,836
ELECTRIC UTILITIES 1.3%
-----------------------------------------------------------------
Constellation Energy Group               1,100         95,645
Exelon Corp                              9,600        659,616
PG&E Corp.                                 600         28,962
The AES Corp. *                          3,500         75,320
TXU Corp.                                3,010        192,941
                                                   --------------
                                                    1,052,484
FINANCIAL INVESTMENTS 0.2%
-----------------------------------------------------------------
Dolby Laboratories Inc., Class A *       1,500         51,765
Trinity Industries I                     2,600        108,992
                                                   --------------
                                                      160,757
FOREST PRODUCTS & PAPER 1.5%
-----------------------------------------------------------------
3M Co.                                  10,200        779,586
Avery Dennison Corp.                     1,460         93,820
Kimberly-Clark Corp.                     2,000        136,980
Packaging Corp. of America               3,100         75,640
Sealed Air Corp. (a)                     2,800         88,480
                                                   --------------
                                                    1,174,506
FURNITURE & HOUSEHOLD ITEMS 1.0%
-----------------------------------------------------------------
Carlisle Cos Inc (a)                     2,000         85,860
Ethan Allen Interiors, Inc. (a)            200          7,068
Hillenbrand Industries, Inc. (a)         1,000         59,370
International Game Technology            2,980        120,333
Johnson Controls, Inc. (a)               2,200        208,164
Leggett & Platt, Inc. (a)                2,200         49,874
Pactiv Corp. *                           3,400        114,716
Steelcase Inc., Class A (a)              2,260         44,951
Thomas & Betts Corp. *                   1,300         63,466
                                                   --------------
                                                      753,802
GAS & OTHER PUBLIC UTILITIES 0.3%
-----------------------------------------------------------------
Allied Waste Industries Inc (a)            200          2,518
Waste Management, Inc.                   3,200        110,112
Williams Cos., Inc.                      3,400         96,764
                                                   --------------
                                                      209,394
GOVERNMENT AIRCRAFT & DEFENSE 1.5%
-----------------------------------------------------------------
Alliant Techsystems, Inc. (a)*             500         43,960
Lockheed Martin Corp.                    5,950        577,269

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Northrop Grumman Corp.                   1,200         89,064
Raytheon Co.                             4,600        241,316
Textron, Inc.                            2,300        206,540
                                                   --------------
                                                    1,158,149
HEALTH CARE & HOSPITAL 1.4%
-----------------------------------------------------------------
Health Net, Inc. *                       2,400        129,144
Humana, Inc. *                           3,400        197,268
Manor Care, Inc. (a)                     2,100        114,156
UnitedHealth Group, Inc.                10,800        572,076
Vca Antech Inc                           3,000        108,930
                                                   --------------
                                                    1,121,574
INFORMATION & SERVICES 2.0%
-----------------------------------------------------------------
Caterpillar, Inc.                        5,000        335,150
Ceridian Corp. (a)*                      3,800        132,392
Convergys Corp. *                          200          5,082
Corrections Corp. of America (a)*        1,600         84,496
Expedia, Inc. *                          3,100         71,858
Iac Interactivecorp (a)                  2,700        101,817
ITT Educational Services, Inc. *         1,400        114,086
Jones Lang LaSalle, Inc.                 1,200        125,136
Manpower, Inc.                           1,800        132,786
Moody's Corp. (a)                        1,670        103,640
Paychex, Inc. (a)                        2,000         75,740
The Brink's Co. (a)                      1,400         88,830
The Dun & Bradstreet Corp.               1,400        127,680
Total System Services, Inc. (a)          2,400         76,440
URS Corp. *                                200          8,518
                                                   --------------
                                                    1,583,651
INSTRUMENTS 4.7%
-----------------------------------------------------------------
Agilent Technologies, Inc. *             3,000        101,070
AMETEK, Inc.                             2,700         93,258
Baxter International, Inc.              10,600        558,302
Beckman Coulter, Inc.                      940         60,057
Becton Dickinson & Co.                   1,900        146,091
Boston Scientific Corp. *                8,300        120,682
Dade Behring Holdings, Inc.              2,210         96,908
Danaher Corp.                            4,600        328,670
Edwards Lifesciences Corp. (a)*          2,000        101,400
Honeywell International, Inc.            7,200        331,632
Medtronic, Inc.                          9,300        456,258
Mettler-Toledo International, Inc.
  *                                      1,400        125,398
PerkinElmer, Inc.                        2,470         59,823
Roper Industries, Inc.                   2,200        120,736
St. Jude Medical, Inc. *                 2,300         86,503
Stryker Corp. (a)                        5,700        378,024
Thermo Electron Corp. *                  1,900         88,825
Trimble Navigation Ltd                   3,900        104,676
Waters Corp. *                           2,200        127,600
Zimmer Holdings, Inc. *                  1,700        145,197
                                                   --------------
                                                    3,631,110
INSURANCE 2.4%
-----------------------------------------------------------------
ACE Ltd.                                   600         34,236
AFLAC, Inc.                              3,390        159,533
Ambac Finl Group Inc                       900         77,751
American International Group, Inc.       7,400        497,428
Arthur J. Gallagher & Co. (a)              300          8,499
CNA Financial Corp. (a)*                 1,500         64,635

                                                            See financial notes.
 36  Laudus Funds Annual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Fidelity National Financial, Inc.,
  Class A (a)                              314          7,539
Hanover Insurance Group, Inc. (a)          800         36,896
HCC Insurance Holdings, Inc.             2,300         70,840
Markel Corp. *                             200         96,966
Philadelphia Consolidated Holding
  Corp. *                                1,800         79,182
Prudential Financial, Inc. (a)           1,460        131,780
Radian Group, Inc.                         300         16,464
Transatlantic Holdings, Inc.               200         13,024
Wellcare Health Plans Inc                1,200        102,300
WellPoint, Inc. *                        5,500        446,050
                                                   --------------
                                                    1,843,123
INTEGRATED OIL COMPANIES 0.6%
-----------------------------------------------------------------
Exxon Mobil Corp.                        6,260        472,317
IT HARDWARE 7.4%
-----------------------------------------------------------------
Agere Systems, Inc. (a)*                 5,100        115,362
Amphenol Corp New                        2,000        129,140
Applied Materials, Inc.                 12,100        221,672
Avaya, Inc. (a)*                           401          4,736
Avocent Corp. *                             15            404
Avx Corp (a)                               300          4,560
Broadcom Corp., Class A *                2,900         93,003
Cisco Systems, Inc. *                   80,900      2,065,377
Corning, Inc. *                         11,400        259,236
Harris Corp. (a)                         2,810        143,169
Integrated Device Technology Inc         3,500         53,970
Intel Corp.                             46,800        895,284
International Rectifier Corp. (a)*       1,600         61,136
L-3 Communications Holdings, Inc.          800         69,976
LSI Logic Corp. (a)*                     9,900        103,356
MEMC Electronic Materials, Inc. *        3,200        193,856
Molex, Inc. (a)                          3,800        107,160
Motorola, Inc.                          13,940        246,320
Novellus Systems, Inc. *                 1,980         63,400
QUALCOMM, Inc.                          12,800        546,048
Texas Instruments, Inc.                 11,300        340,130
Vishay Intertechnology, Inc. *             400          5,592
                                                   --------------
                                                    5,722,887
LAND & WATER TRANSPORTATION 1.6%
-----------------------------------------------------------------
Burlington Northern Santa Fe Corp.       2,810        226,008
Csx Corp                                 4,500        180,225
J.B. Hunt Transport Services, Inc.       3,613         94,805
Kansas City Southern *                   1,140         40,561
Norfolk Southern Corp.                     780         39,468
Ryder System, Inc.                         670         33,058
Union Pacific Corp                       2,700        274,185
United Parcel Service, Inc., Class
  B                                      5,100        357,510
                                                   --------------
                                                    1,245,820
MAINFRAME & MINICOMPUTERS 1.8%
-----------------------------------------------------------------
Apple Computer, Inc. *                  10,400        966,264
Dell, Inc. *                            18,200        422,422
                                                   --------------
                                                    1,388,686
METAL PRODUCTS & MACHINERY 6.6%
-----------------------------------------------------------------
Agco Corp                                  200          7,394
Amer Std Cos Inc                         3,600        190,872
Crown Holdings, Inc. *                   5,100        124,746

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Cummins, Inc.                            1,000        144,720
Dover Corp.                              3,600        175,716
Emerson Electric Co.                    12,040        518,804
Energizer Holdings, Inc. (a)*            1,260        107,516
Gardner Denver, Inc. *                   1,800         62,730
General Electric Co.                    43,600      1,541,696
Illinois Tool Works, Inc.                8,900        459,240
Lincoln Electric Holdings, Inc. (a)      1,590         94,700
Manitowoc Co                             2,000        127,060
Pall Corp.                                 800         30,400
Parker Hannifin Corp (a)                 1,500        129,465
Procter & Gamble Co.                     4,900        309,484
Snap-On, Inc.                              200          9,620
Terex Corp. *                            1,700        121,992
The Stanley Works (a)                    1,900        105,184
Toro Co (a)                              1,700         87,108
United Technologies Corp.               11,500        747,500
                                                   --------------
                                                    5,095,947
MISCELLANEOUS FINANCE 3.8%
-----------------------------------------------------------------
A.G. Edwards, Inc.                         200         13,836
Ameriprise Financial, Inc.               3,600        205,704
Chicago Mercantile Exchange
  Holdings, Inc.                           700        372,722
Eaton Vance Corp. (a)                    3,400        121,176
Franklin Resources, Inc.                 3,200        386,656
Intercontinentalexchange Inc             1,400        171,094
Investment Technology Gp Inc New         1,500         58,800
Merrill Lynch & Co., Inc.                3,300        269,511
Morgan Stanley                           2,600        204,776
Price T Rowe Group                       5,200        245,388
Principal Financial Group In             1,300         77,831
SEI Investments Co.                      1,900        114,437
The Goldman Sachs Group, Inc.            3,600        743,868
                                                   --------------
                                                    2,985,799
OIL & COAL RESOURCES 0.9%
-----------------------------------------------------------------
Apache Corp.                               120          8,484
Equitable Resources Inc                  2,700        130,464
Plains Exploration & Production Co.
  (a)*                                   2,500        112,850
Unit Corp. (a)*                          1,800         91,062
XTO Energy, Inc.                         7,147        391,727
                                                   --------------
                                                      734,587
OIL DISTRIBUTION 0.3%
-----------------------------------------------------------------
Holly Corp                               1,700        100,810
Tesoro Petroleum Corp.                   1,100        110,473
                                                   --------------
                                                      211,283
OIL DRILLING & SERVICES 2.6%
-----------------------------------------------------------------
Baker Hughes, Inc. (a)                   2,200        145,486
Cameron Intl Corp                        2,400        150,696
Diamond Offshore Drilling, Inc.          1,650        133,568
ENSCO International, Inc.                3,220        175,168
FMC Technologies, Inc. *                 1,800        125,568
Global Industries Ltd. *                 3,290         60,174
Halliburton Co.                          7,000        222,180
Helmerich & Payne, Inc. (a)              3,500        106,190
National-Oilwell Varco, Inc. *           3,500        272,265
Oceaneering International, Inc.
  (a)*                                   2,200         92,664
Pride International, Inc. *              3,210         96,621

See financial notes.
                                                 Laudus Funds Annual Report   37

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Smith International, Inc. (a)            4,700        225,835
Superior Energy Services, Inc. *         2,830         97,550
TETRA Technologies, Inc. (a)*            2,700         66,717
Tidewater, Inc. (a)                      1,300         76,154
                                                   --------------
                                                    2,046,836
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 1.8%
-----------------------------------------------------------------
Diebold, Inc.                            2,000         95,420
EMC Corp. *                             14,300        198,055
Hewlett-Packard Co.                     21,700        871,038
NCR Corp. *                              1,700         81,209
Network Appliance, Inc. *                2,700         98,604
VeriFone Holdings, Inc. (a)*             1,800         66,114
                                                   --------------
                                                    1,410,440
PUBLISHING, BROADCASTING & CINEMA 2.7%
-----------------------------------------------------------------
McGraw-Hill Cos., Inc.                   6,500        408,720
News Corp., Class A                     25,200        582,624
Omnicom Group, Inc.                      3,300        337,854
Time Warner, Inc.                        5,940        117,137
Viacom Inc                               4,400        180,884
Walt Disney Co.                         13,680        471,002
                                                   --------------
                                                    2,098,221
REAL ESTATE INVESTMENT TRUSTS 0.2%
-----------------------------------------------------------------
Simon Property Group, Inc.                 900        100,125
Weingarten Realty                          760         36,146
                                                   --------------
                                                      136,271
RESTAURANTS, HOTELS & THEATERS 1.8%
-----------------------------------------------------------------
Brinker International Inc                3,600        117,720
Burger King Holdings, Inc. (a)             280          6,048
CBRL Group, Inc. (a)                       800         37,040
Hilton Hotels Corp.                      7,900        284,084
Las Vegas Sands Corp. (a)*               3,000        259,830
MGM MIRAGE *                             2,600        180,752
Starbucks Corp. *                        6,000        188,160
YUM! Brands, Inc.                        5,300        306,128
                                                   --------------
                                                    1,379,762
RETAIL 9.1%
-----------------------------------------------------------------
Abercrombie & Fitch Co., Class A         1,800        136,224
American Eagle Outfitters Inc Ne         4,000        119,960
Autozone Inc                             1,100        140,954
Best Buy Co., Inc.                       2,700        131,544
CarMax, Inc. (a)*                        4,400        107,976
Costco Wholesale Corp. (a)               2,400        129,216
CVS Corp.                               22,300        761,322
Dick's Sporting Goods, Inc. *            1,390         80,981
Dollar Tree Stores Inc (a)                 170          6,501
eBay, Inc. *                             8,000        265,200
Federated Department Stores, Inc.        1,900         85,595
GameStop Corp., Class A *                3,400        110,738
Home Depot, Inc.                        15,000        551,100
J.C. Penney Co., Inc.                    4,500        369,720
Kohl's Corp. *                           6,200        474,982
Kroger Co                                3,200         90,400

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Limited Brands Inc                       1,310         34,139
Lowe's Cos., Inc.                       12,200        384,178
Medco Health Solutions, Inc. *           3,900        282,867
Nordstrom, Inc.                          4,700        248,818
RadioShack Corp. (a)                     3,457         93,443
Staples, Inc.                            5,400        139,536
Target Corp.                            12,100        717,046
The Men's Wearhouse, Inc.                1,400         65,870
The TJX Cos., Inc.                       8,900        239,944
Wal-Mart Stores, Inc.                   20,200        948,390
Walgreen Co.                             7,300        334,997
                                                   --------------
                                                    7,051,641
SOAPS & COSMETICS 3.4%
-----------------------------------------------------------------
Avon Products, Inc.                      8,800        327,888
Church & Dwight Inc (a)                  2,100        105,735
Colgate-Palmolive Co.                    8,100        540,999
Ecolab, Inc.                             3,900        167,700
Johnson & Johnson                       22,100      1,331,746
Lauder Estee Cos Inc (a)                 2,900        141,665
                                                   --------------
                                                    2,615,733
SOFTWARE 8.8%
-----------------------------------------------------------------
Adobe Systems, Inc. *                    3,900        162,630
Akamai Technologies, Inc. *              3,000        149,760
Automatic Data Processing, Inc.          3,700        179,080
BMC Software, Inc. *                     4,600        141,634
Cadence Design Systems, Inc. *           6,300        132,678
Cognizant Technology Solutions
  Corp., Class A *                       3,000        264,810
DST Systems, Inc. *                      1,700        127,840
Electronic Arts, Inc. *                  2,300        115,828
Emdeon Corp (a)                          7,500        113,475
FactSet Research Systems, Inc. (a)       1,500         94,275
Fair Isaac Corp. (a)                     1,500         58,020
First Data Corp.                         5,690        153,061
International Business Machines
  Corp.                                 18,200      1,715,532
Intuit, Inc. (a)*                        7,600        207,936
McAfee, Inc. (a)*                        4,100        119,228
Microsoft Corp.                         78,200      2,179,434
Oracle Corp. *                          50,610        917,559
Synopsys, Inc. (a)*                        150          3,935
                                                   --------------
                                                    6,836,715
TEXTILES & APPAREL 1.1%
-----------------------------------------------------------------
Coach, Inc. *                            7,670        383,884
NIKE, Inc., Class B                      3,600        382,536
Polo Ralph Lauren Corp. (a)              1,400        123,410
                                                   --------------
                                                      889,830
WHOLESALE 1.1%
-----------------------------------------------------------------
Airgas, Inc.                             2,200         92,730
Arrow Electronics, Inc. *                  700         26,425
Avnet, Inc. (a)*                         2,140         77,339
Cardinal Health, Inc.                    2,900        211,555
Copart, Inc. *                           2,474         69,297

                                                            See financial notes.
 38  Laudus Funds Annual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Sysco Corp. (a)                          7,900        267,257
W.W. Grainger, Inc.                      1,500        115,860
                                                   --------------
                                                      860,463
                                                   --------------
TOTAL COMMON STOCK (COST $69,070,731)              77,114,283
                                                   --------------
-----------------------------------------------------------------
END OF INVESTMENTS.
At 3/31/07 the tax basis cost of the fund's investments was
$69,485,820 and the unrealized appreciation and depreciation was $8,466,803 and ($838,340), respectively, with a net
unrealized appreciation of $7,628,463.

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)

COLLATERAL INVESTED FOR SECURITIES ON LOAN 8.0% OF NET ASSETS
State Street Navigator Security
  Lending Prime Portfolio             6,243,025     6,243,025
-----------------------------------------------------------------
END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

*  Non-income producing security.

(a) All or a portion of this security is on loan.

See financial notes.
                                                 Laudus Funds Annual Report   39

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND

PORTFOLIO HOLDINGS as of March 31, 2007

                                             COST         VALUE
HOLDINGS BY CATEGORY                          ($)          ($)
-----------------------------------------------------------------
 99.7%     COMMON STOCK                    5,574,417    6,576,131
-----------------------------------------------------------------
 99.7%     TOTAL INVESTMENTS               5,574,417    6,576,131
  0.3%     OTHER ASSETS AND LIABILITIES                    22,618
-----------------------------------------------------------------
100.0%     NET ASSETS                                   6,598,749

                                   NUMBER OF          VALUE
SECURITY                             SHARES            ($)
COMMON STOCK 99.7% OF NET ASSETS
AGRICULTURE, FOOD & BEVERAGE 1.2%
-----------------------------------------------------------------
General Mills, Inc.                   1,090            63,460
The Pepsi Bottling Group,
  Inc.                                  500            15,945
                                                    -------------
                                                       79,405
AIRLINES 0.2%
-----------------------------------------------------------------
AMR Corp. *                             400            12,180
AUTOS 0.6%
-----------------------------------------------------------------
PACCAR, Inc.                            500            36,700
BANKS & CREDIT INSTITUTIONS 10.0%
-----------------------------------------------------------------
Bank of America Corp.                 5,800           295,916
Comerica, Inc.                          650            38,428
Deere & Co.                             900            97,776
The Bank of New York Co.,
  Inc.                                2,400            97,320
Wachovia Corp.                        1,200            66,060
Wells Fargo & Co.                     1,900            65,417
                                                    -------------
                                                      660,917
BASIC MINERALS & METALS 1.9%
-----------------------------------------------------------------
Freeport-McMoran Copper &
  Gold, Inc., Class B                   400            26,476
Reliance Steel & Aluminum Co.           300            14,520
Steel Dynamics, Inc.                    600            25,920
United States Steel Corp.               600            59,502
                                                    -------------
                                                      126,418
BEER, LIQUOR, & TOBACCO 1.7%
-----------------------------------------------------------------
Altria Group, Inc.                      900            79,029
Loews Corp.-Carolina Group              400            30,244
                                                    -------------
                                                      109,273
CHEMICALS & RUBBER 2.6%
-----------------------------------------------------------------
Celanese Corp., Series A                280             8,635
FMC Corp.                               216            16,293
Lyondell Chemical Co.                 1,000            29,970
The Dow Chemical Co.                  2,600           119,236
                                                    -------------
                                                      174,134
COMMUNICATIONS UTILITIES 8.8%
-----------------------------------------------------------------
AT&T Corp.                            7,600           299,668
CenturyTel, Inc.                        390            17,624
Comcast Corp., Class A *              1,075            27,896
Embarq Corp.                            700            39,445
Verizon Communications, Inc.          5,100           193,392
                                                    -------------
                                                      578,025
CONSTRUCTION MATERIALS 0.3%
-----------------------------------------------------------------
The Mosaic Co. *                        800            21,328

                                   NUMBER OF          VALUE
SECURITY                             SHARES            ($)
DRUGS & PHARMACEUTICALS 4.4%
-----------------------------------------------------------------
King Pharmaceuticals, Inc. *          1,100            21,637
Pfizer, Inc.                         10,600           267,756
                                                    -------------
                                                      289,393
ELECTRIC UTILITIES 7.2%
-----------------------------------------------------------------
Alliant Energy Corp.                    600            26,892
American Electric Power Co.,
  Inc.                                1,500            73,125
Edison International                  1,100            54,043
Entergy Corp.                           800            83,936
FPL Group, Inc.                       1,400            85,638
Northeast Utilities                     450            14,746
Pepco Holdings, Inc.                    190             5,514
PG&E Corp.                            1,300            62,751
Pinnacle West Capital Corp.             500            24,125
Xcel Energy, Inc.                     1,700            41,973
                                                    -------------
                                                      472,743
FINANCIAL INVESTMENTS 1.0%
-----------------------------------------------------------------
CIT Group, Inc.                         900            47,628
Rent-A-Center, Inc. *                   200             5,596
United Rentals, Inc. *                  400            11,000
                                                    -------------
                                                       64,224
FOREST PRODUCTS & PAPER 0.9%
-----------------------------------------------------------------
International Paper Co.               1,690            61,516
FURNITURE & HOUSEHOLD ITEMS 1.0%
-----------------------------------------------------------------
Hasbro, Inc.                            760            21,751
Mattel, Inc.                          1,600            44,112
                                                    -------------
                                                       65,863
GAS & OTHER PUBLIC UTILITIES 0.4%
-----------------------------------------------------------------
Allied Waste Industries, Inc.
  *                                   1,100            13,849
Atmos Energy Corp.                      400            12,512
                                                    -------------
                                                       26,361
HEALTH CARE & HOSPITAL 0.3%
-----------------------------------------------------------------
Health Net, Inc. *                      300            16,143
LifePoint Hospitals, Inc. *             100             3,822
                                                    -------------
                                                       19,965
INFORMATION & SERVICES 1.3%
-----------------------------------------------------------------
Convergys Corp. *                       700            17,787
Deluxe Corp.                            300            10,059
Expedia, Inc. *                         600            13,908
IAC/InterActive Corp. *                 520            19,609
Manpower, Inc.                          300            22,131
                                                    -------------
                                                       83,494
INSTRUMENTS 0.3%
-----------------------------------------------------------------
Honeywell International, Inc.           400            18,424
INSURANCE 9.5%
-----------------------------------------------------------------
Alleghany Corp. *                       133            49,539
American International Group,
  Inc.                                1,300            87,386
CNA Financial Corp. *                   300            12,927
Genworth Financial, Inc.,
  Class A                             1,750            61,145
Loews Corp.                           1,800            81,774

                                                            See financial notes.
 40  Laudus Funds Annual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND

                                   NUMBER OF          VALUE
SECURITY                             SHARES            ($)
Radian Group, Inc.                      320            17,562
The Allstate Corp.                    1,900           114,114
The Hartford Financial
  Services Group, Inc.                1,000            95,580
The Travelers Cos., Inc.              2,100           108,717
                                                    -------------
                                                      628,744
INTEGRATED OIL COMPANIES 11.5%
-----------------------------------------------------------------
Chevron Corp.                         1,500           110,940
ConocoPhillips                        3,000           205,050
Exxon Mobil Corp.                     3,600           271,620
Hess Corp.                            1,000            55,470
Marathon Oil Corp.                    1,200           118,596
                                                    -------------
                                                      761,676
IT HARDWARE 0.4%
-----------------------------------------------------------------
Atmel Corp. *                           808             4,064
Novellus Systems, Inc. *                380            12,168
Vishay Intertechnology, Inc.
  *                                     700             9,786
                                                    -------------
                                                       26,018
LAND & WATER TRANSPORTATION 1.3%
-----------------------------------------------------------------
CSX Corp.                               800            32,040
Overseas Shipholding Group,
  Inc.                                  200            12,520
Ryder System, Inc.                      300            14,802
SEACOR Holdings, Inc. *                 120            11,808
YRC Worldwide, Inc. *                   300            12,066
                                                    -------------
                                                       83,236
MAINFRAME & MINICOMPUTERS 0.2%
-----------------------------------------------------------------
Sun Microsystems *                    2,700            16,227
METAL PRODUCTS & MACHINERY 5.0%
-----------------------------------------------------------------
AGCO Corp. *                            500            18,485
Cummins, Inc.                           188            27,207
General Electric Co.                  3,600           127,296
Procter & Gamble Co.                  1,700           107,372
SPX Corp.                               270            18,954
Terex Corp. *                           400            28,704
                                                    -------------
                                                      328,018
MISCELLANEOUS FINANCE 10.1%
-----------------------------------------------------------------
A.G. Edwards, Inc.                       60             4,151
Citigroup, Inc.                       4,100           210,494
JPMorgan Chase & Co.                  3,200           154,816
Merrill Lynch & Co., Inc.             1,600           130,672
Morgan Stanley                        1,300           102,388
The Goldman Sachs Group, Inc.           300            61,989
                                                    -------------
                                                      664,510
OIL & COAL RESOURCES 1.3%
-----------------------------------------------------------------
Apache Corp.                          1,200            84,840
OIL DISTRIBUTION 0.5%
-----------------------------------------------------------------
Tesoro Corp.                            330            33,142
OIL DRILLING & SERVICES 0.5%
-----------------------------------------------------------------
Pride International, Inc. *             300             9,030
Rowan Cos., Inc.                        300             9,741
Tidewater, Inc.                         300            17,574
                                                    -------------
                                                       36,345

                                   NUMBER OF          VALUE
SECURITY                             SHARES            ($)
PUBLISHING, BROADCASTING & CINEMA 3.9%
-----------------------------------------------------------------
CBS Corp., Class B                    2,500            76,475
Gannett Co., Inc.                     1,000            56,290
Time Warner, Inc.                     6,200           122,264
                                                    -------------
                                                      255,029
REAL ESTATE DEVELOPMENT 0.3%
-----------------------------------------------------------------
Service Corp. International           1,400            16,604
REAL ESTATE INVESTMENT TRUSTS 0.8%
-----------------------------------------------------------------
Colonial Properties Trust               300            13,701
HRPT Properties Trust                 1,000            12,300
iStar Financial, Inc.                   600            28,098
                                                    -------------
                                                       54,099
RESTAURANTS, HOTELS & THEATERS 2.1%
-----------------------------------------------------------------
CBRL Group, Inc.                        104             4,815
McDonald's Corp.                      3,000           135,150
                                                    -------------
                                                      139,965
RETAIL 4.5%
-----------------------------------------------------------------
Dillard's, Inc., Class A                300             9,819
J.C. Penney Co., Inc.                   800            65,728
OfficeMax, Inc.                         350            18,459
RadioShack Corp.                        210             5,677
Safeway, Inc.                         1,700            62,288
Saks, Inc.                              100             2,084
Sears Holdings Corp. *                  400            72,064
The Kroger Co.                        2,161            61,048
                                                    -------------
                                                      297,167
SOFTWARE 2.9%
-----------------------------------------------------------------
Cadence Design Systems, Inc.
  *                                     500            10,530
Computer Sciences Corp. *               690            35,970
Electronic Data Systems Corp.         1,500            41,520
First American Corp.                    400            20,288
International Business
  Machines Corp.                        600            56,556
Sybase, Inc. *                          500            12,640
Synopsys, Inc. *                        610            16,000
                                                    -------------
                                                      193,504
TEXTILES & APPAREL 0.3%
-----------------------------------------------------------------
Liz Claiborne, Inc.                     500            21,425
WHOLESALE 0.5%
-----------------------------------------------------------------
Arrow Electronics, Inc. *               550            20,763
Avnet, Inc. *                           400            14,456
                                                    -------------
                                                       35,219
                                                    --------------
TOTAL COMMON STOCK (COST $5,574,417)                6,576,131
                                                    --------------
-----------------------------------------------------------------
END OF INVESTMENTS.

At 03/31/07 the tax basis cost of the fund's investments was $5,591,895, and the unrealized appreciation and depreciation were $1,008,226 and ($23,990), respectively, with a net unrealized appreciation of $984,236.

*  Non-income producing security.

See financial notes.
                                                 Laudus Funds Annual Report   41

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS as of March 31, 2007

                                          COST           VALUE
HOLDINGS BY CATEGORY                       ($)            ($)
-----------------------------------------------------------------
 99.3%     COMMON STOCK                761,034,449    928,439,355
  0.8%     SHORT-TERM INVESTMENT         7,521,000      7,521,000
-----------------------------------------------------------------
100.1%     TOTAL INVESTMENTS           768,555,449    935,960,355
  7.8%     COLLATERAL INVESTED FOR
           SECURITIES ON LOAN           72,805,635     72,805,635
 (7.9)%    OTHER ASSETS AND
           LIABILITIES                                (73,536,081)
-----------------------------------------------------------------
100.0%     NET ASSETS                                 935,229,909

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
COMMON STOCK 99.3% OF NET ASSETS
AGRICULTURE, FOOD & BEVERAGE 1.7%
-----------------------------------------------------------------
Corn Products International,
  Inc.                                118,749       4,226,277
Flowers Foods, Inc. (a)               122,995       3,710,759
Imperial Sugar Co. (a)                  4,730         158,597
J & J Snack Foods Corp.                10,871         429,296
Lancaster Colony Corp.                 14,462         639,076
Lance, Inc. (a)                        26,304         532,393
Omega Protein Corp. *                   7,400          51,652
Penford Corp.                          12,479         251,327
Ralcorp Holdings, Inc. (a)*            26,810       1,723,883
Seaboard Corp.                          1,200       2,712,000
Seneca Foods Corp., Class B *           1,000          28,060
Tasty Baking Co.                       22,514         196,547
The Hain Celestial Group, Inc.
  (a)*                                 39,507       1,187,976
The Topps Co., Inc.                       720           6,998
                                                  ---------------
                                                   15,854,841
AIRLINES 1.2%
-----------------------------------------------------------------
ABX Air, Inc.                           4,149          28,421
AirNet Systems, Inc. *                 11,970          38,424
Alaska Air Group, Inc. (a)*           113,932       4,340,809
Pinnacle Airlines Corp. (a)*           12,726         220,032
Republic Airways Holdings, Inc.
  *                                    58,174       1,335,675
SkyWest, Inc. (a)                     194,541       5,219,535
                                                  ---------------
                                                   11,182,896
AUTOS 1.0%
-----------------------------------------------------------------
Aftermarket Technology Corp. *         21,412         519,883
Autoliv, Inc. (a)                     143,282       8,182,835
Spartan Motors, Inc. (a)               25,401         589,557
Supreme Industries, Inc., Class
  A                                    18,670         109,220
                                                  ---------------
                                                    9,401,495
BANKS & CREDIT INSTITUTIONS 2.4%
-----------------------------------------------------------------
1st Independence Financial
  Group, Inc.                              98           1,657
Advanta Corp., Class A                  9,700         388,776
Advanta Corp., Class B                 31,231       1,369,167
American National Bankshares,
  Inc.                                    100           2,289
Ameris Bancorp (a)                      6,732         164,799
BancFirst Corp. (a)                     4,300         199,305
Banco Latinoamericano de
  Exportaciones, S.A., Class E          6,120         101,837
Banner Corp. (a)                        2,998         124,567
Bar Harbor Bankshares                     717          23,231
Berkshire Hills Bancorp, Inc.           1,170          39,370

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Beverly Hills Bancorp, Inc.            42,948         326,405
BNCCorp, Inc. *                         1,910          31,420
BOE Financial Services of
  Virginia, Inc.                          100           3,126
Britton & Koontz Capital Corp.            526           9,994
Camco Financial Corp.                     100           1,284
Capital Bank Corp.                        703          12,127
Carolina Bank Holdings, Inc. *            300           4,800
Carver Bancorp, Inc.                    1,400          23,450
Central Bancorp, Inc.                   1,000          30,450
Centrue Financial Corp.                 4,068          78,797
CFS Bancorp, Inc. (a)                   5,162          77,378
Citizens Holdings Co.                     700          15,288
Citizens South Banking Corp.              650           8,119
Codorus Valley Bancorp, Inc.              210           3,996
Community Bank Shares of
  Indiana, Inc.                         4,277          92,918
Community Capital Corp.                 3,009          60,767
Community Financial Corp.               1,720          20,881
Community Shores Bank Corp. *           1,430          17,689
Community West Bancshares               4,594          72,677
CompuCredit Corp. (a)*                  4,730         147,671
Consumer Portfolio Services,
  Inc. *                                3,517          21,630
Cowlitz Bancorp *                       1,500          25,500
Delta Financial Corp. (a)              11,568          95,667
Desert Community Bank                   1,200          22,800
Dollar Financial Corp. (a)*            49,579       1,254,349
Elmira Savings Bank, FSB                  529          14,008
Evans Bancorp, Inc. (a)                   940          18,330
Exchange National Bancshares,
  Inc.                                  8,042         291,120
Federal Agricultural Mortgage
  Corp., Class C (a)                   27,230         740,656
Fidelity Southern Corp.                 2,725          51,884
First Bancorp of Indiana, Inc.          1,455          25,608
First Bancshares, Inc.                    960          16,200
First BancTrust Corp.                   5,645          66,780
First Capital, Inc.                       990          17,800
First Citizens BancShares, Inc.,
  Class A                               2,580         518,580
First Defiance Financial Corp.          4,070         116,809
First Federal Bancshares of
  Arkansas, Inc.                        7,300         172,572
First Federal Bankshares, Inc.          2,400          51,480
First Financial Service Corp.             400          11,476
First Franklin Corp.                    3,251          56,892
First M&F Corp.                         6,200         114,080
First PacTrust Bancorp, Inc.              190           4,903
First Place Financial Corp.            34,952         749,720
First Regional Bancorp (a)*            20,515         609,295
First United Corp.                      4,965         111,712
First West Virginia Bancorp,
  Inc.                                  3,300          66,825
FNB Corp. of North Carolina             5,628          94,269
FNB Corp. of Virginia (a)               5,596         200,505
FNB Financial Services Corp.              725          11,114
Franklin Bank Corp. (a)*               47,190         843,285
GB&T Bancshares, Inc.                   1,420          25,745
Glen Burnie Bancorp                       480           8,556
GS Financial Corp.                      1,310          26,888
Guaranty Federal Bancshares,
  Inc.                                  2,370          69,441
Habersham Bancorp, Inc.                 7,400         169,830

                                                            See financial notes.
 42  Laudus Funds Annual Report

LAUDUS ROSENBERG U.S. DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
HF Financial Corp.                      5,526         100,849
HMN Financial, Inc.                     2,097          70,962
Home Federal Bancorp                    1,618          47,278
Hopfed Bancorp, Inc.                      675          10,776
Horizon Bancorp                         3,511          94,481
Intervest Bancshares Corp. *           10,144         291,133
Irwin Financial Corp.                   1,770          32,993
ITLA Capital Corp.                     11,140         579,503
Lakeland Financial Corp. (a)            1,065          24,176
Leesport Financial Corp.                4,446          96,123
LSB Bancshares, Inc. (a)               17,500         256,375
LSB Financial Corp.                     4,725         124,929
MASSBANK Corp.                         10,420         341,776
Meta Financial Group, Inc.                140           4,410
MFB Corp.                               2,000          67,200
MidWestOne Financial Group, Inc.       10,600         185,182
Monroe Bancorp                            113           1,957
MutualFirst Financial, Inc.               164           3,228
New Hampshire Thrift Bancshares,
  Inc.                                  1,200          18,756
Northeast Bancorp                       1,200          22,380
Northrim BanCorp, Inc.                  1,816          53,663
Northway Financial, Inc.                1,400          45,703
OceanFirst Financial Corp. (a)          8,943         155,161
PAB Bankshares, Inc.                    2,510          44,578
Pacific Premier Bancorp, Inc. *           147           1,588
Park Bancorp, Inc.                        905          30,883
Parkvale Financial Corp.                9,402         274,632
Peoples Bancorp of North
  Carolina                             10,242         274,486
Peoples Bancorp, Inc.                     500           9,793
Peoples BancTrust Co., Inc.               932          17,736
Peoples Community Bancorp, Inc.         1,155          19,612
Pinnacle Bancshares, Inc.               1,600          24,168
Premier Financial Bancorp, Inc.           200           3,254
Provident Financial Holdings,
  Inc.                                 12,970         356,934
Republic First Bancorp, Inc. *         19,331         248,983
Royal Bancshares of
  Pennsylvania, Class A (a)               734          17,433
Shore Bancshares, Inc. (a)             10,911         288,596
Simmons First National Corp.,
  Class A (a)                           8,190         246,273
South Street Financial Corp.              133           1,137
Southern Missouri Bancorp, Inc.           100           1,545
Southwest Bancorp, Inc.                17,960         461,392
Sterling Financial Corp.
  Pennsylvania                         10,381         230,458
Team Financial, Inc.                    1,050          15,908
Teche Holding Co.                       1,000          44,200
TF Financial Corp.                      2,600          79,300
the First Marblehead Corp. (a)        123,946       5,563,936
The Washington Savings Bank,
  F.S.B                                 9,870          83,895
Timberland Bancorp, Inc.                1,076          37,929
United Bancshares, Inc.                 1,140          18,434
United Community Financial Corp.
  (a)                                  28,767         317,875
United Security Bancshares, Inc.
  (a)                                     972          28,606
Unity Bancorp, Inc.                     6,347          75,275
Wainwright Bank & Trust Co.             2,683          34,289

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Willow Financial Bancorp, Inc.
  (a)                                   1,449          18,692
WSFS Financial Corp.                   10,177         656,213
WVS Financial Corp. (a)                 1,900          32,680
                                                  ---------------
                                                   22,340,251
BASIC MINERALS & METALS 4.2%
-----------------------------------------------------------------
Allegheny Technologies, Inc.           36,410       3,884,583
Brush Engineered Materials, Inc.
  (a)*                                  1,680          81,430
Carpenter Technology Corp.             66,000       7,970,160
Chaparral Steel Co.                    72,133       4,195,977
Cleveland-Cliffs, Inc. (a)                510          32,645
Commercial Metals Co. (a)              44,855       1,406,204
CommScope, Inc. (a)*                    1,250          53,625
Friedman Industries, Inc.              12,690         117,255
General Cable Corp. (a)*               53,069       2,835,477
Harsco Corp.                           71,092       3,189,187
Northwest Pipe Co. *                   21,700         864,311
OM Group, Inc. *                       54,500       2,435,060
Reliance Steel & Aluminum Co.
  (a)                                 105,580       5,110,072
Southern Copper Corp. (a)               1,000          71,660
Steel Dynamics, Inc. (a)               53,716       2,320,531
Superior Essex, Inc. (a)*              43,445       1,506,238
Titanium Metals Corp. *                81,349       2,918,802
                                                  ---------------
                                                   38,993,217
BEER, LIQUOR, & TOBACCO 0.1%
-----------------------------------------------------------------
Alliance One International, Inc.
  (a)*                                 99,240         915,985
MGP Ingredients, Inc. (a)              16,606         338,264
                                                  ---------------
                                                    1,254,249
BIOTECHNOLOGY 0.1%
-----------------------------------------------------------------
Digene Corp. (a)*                      16,518         700,528
Harvard Bioscience, Inc. *              5,680          27,378
                                                  ---------------
                                                      727,906
CELLULAR & WIRELESS 0.7%
-----------------------------------------------------------------
NII Holdings, Inc. (a)*                88,200       6,542,676
USA Mobility, Inc. (a)*                 2,830          56,402
                                                  ---------------
                                                    6,599,078
CHEMICALS & RUBBER 3.2%
-----------------------------------------------------------------
A. Schulman, Inc.                      24,933         587,421
Arch Chemicals, Inc.                   52,590       1,641,860
Bairnco Corp.                           7,950         106,928
Celanese Corp., Series A               28,130         867,529
CF Industries Holdings, Inc.          130,946       5,047,968
FMC Corp.                             127,152       9,591,075
Hercules, Inc. *                      113,530       2,218,376
Innospec, Inc.                         18,998       1,095,045
Landec Corp. (a)*                      52,550         745,159
LSB Industries, Inc. (a)*              39,420         613,769
Nalco Holding Co. (a)                  15,000         358,500
NewMarket Corp.                        43,630       1,774,432
Pioneer Cos., Inc. *                    3,529          97,542
PolyOne Corp. (a)*                     62,548         381,543
Stepan Co. (a)                         20,720         543,900
Terra Industries, Inc. (a)*           153,988       2,694,790

See financial notes.
                                                 Laudus Funds Annual Report   43

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
The Scotts Miracle-Gro Co.,
  Class A (a)                          20,120         885,884
Tronox, Inc., Class A (a)              13,170         189,648
                                                  ---------------
                                                   29,441,369
COMMERCIAL AIRCRAFT & COMPONENTS 0.4%
-----------------------------------------------------------------
Ducommun, Inc. *                        2,230          57,378
Sequa Corp., Class A (a)*              11,240       1,346,215
Triumph Group, Inc. (a)                35,450       1,961,803
                                                  ---------------
                                                    3,365,396
COMMUNICATIONS UTILITIES 1.8%
-----------------------------------------------------------------
Alaska Communication Systems
  Group, Inc. (a)                       7,770         114,607
Atlantic Tele-Network, Inc.             4,505         117,716
CenturyTel, Inc.                       73,218       3,308,721
CT Communications, Inc. (a)            56,678       1,365,940
D&E Communications, Inc.               38,728         515,857
General Communication, Inc.,
  Class A (a)*                        145,010       2,030,140
Gilat Satellite Networks Ltd. *        93,665         772,736
Golden Telecom, Inc. (a)               16,900         935,922
Harris Stratex Networks, Inc.,
  Class A (a)*                            509           9,768
HickoryTech Corp.                       3,704          25,669
Level 3 Communications, Inc.
  (a)*                                677,055       4,130,035
Mediacom Communications Corp.,
  Class A *                           173,991       1,416,287
PAETEC Holding Corp. (a)*               2,882          30,203
Premiere Global Services, Inc. *        3,980          44,656
United Online, Inc. (a)               126,665       1,777,110
                                                  ---------------
                                                   16,595,367
CONSTRUCTION & HOMEBUILDING 1.3%
-----------------------------------------------------------------
Comfort Systems USA, Inc.             118,521       1,419,882
EMCOR Group, Inc. (a)                  82,200       4,848,156
Granite Construction, Inc. (a)         34,230       1,891,550
Horizon Offshore, Inc. *                1,348          19,492
Infrasource Services, Inc. *           13,410         409,407
Insituform Technologies, Inc.,
  Class A (a)*                         46,353         963,679
Meadow Valley Corp. *                  10,385         134,590
Perini Corp.                           68,490       2,524,541
Skyline Corp.                           7,960         268,570
U.S. Home Systems, Inc. *               3,095          39,461
                                                  ---------------
                                                   12,519,328
CONSTRUCTION MATERIALS 1.1%
-----------------------------------------------------------------
Ameron International Corp.              4,430         291,760
Martin Marietta Materials, Inc.         1,070         144,664
MDU Resources Group, Inc.             337,697       9,705,412
Oil-Dri Corp. of America               10,000         167,000
Patrick Industries, Inc. *             14,395         172,596
Rock of Ages Corp. *                    1,430           7,036
Texas Industries, Inc. (a)                 80           6,042
United States Lime & Minerals,
  Inc. *                                4,400         135,344
                                                  ---------------
                                                   10,629,854
CONSUMER DURABLES 0.1%
-----------------------------------------------------------------
Universal Electronics, Inc. *          44,109       1,228,877


                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
DRUGS & PHARMACEUTICALS 1.9%
-----------------------------------------------------------------
Geopharma, Inc. *                       3,710          16,324
King Pharmaceuticals, Inc. (a)*       331,715       6,524,834
Natural Alternative
  International, Inc. *                16,211         130,012
NBTY, Inc. (a)*                       154,015       8,168,955
Nutraceutical International
  Corp. *                                 500           8,250
Perrigo Co. (a)                       102,609       1,812,075
Schiff Nutrition International,
  Inc. *                               16,960         116,515
Sciele Pharma, Inc. (a)                32,054         759,039
Theragenics Corp. *                     1,930          12,082
                                                  ---------------
                                                   17,548,086
ELECTRIC UTILITIES 4.6%
-----------------------------------------------------------------
Alliant Energy Corp. (a)              210,823       9,449,087
Central Vermont Public Service
  Corp.                                 2,820          81,272
CH Energy Group, Inc. (a)               5,376         261,758
Cleco Corp.                           121,670       3,142,736
Northeast Utilities (a)               307,247      10,068,484
OGE Energy Corp.                      101,090       3,922,292
Pepco Holdings, Inc.                  232,550       6,748,601
Pinnacle West Capital Corp.             3,436         165,787
Portland General Electric Co.
  (a)                                   5,860         171,112
Puget Energy, Inc.                     26,570         682,318
Unisource Energy Corp.                 46,280       1,737,814
Unitil Corp.                            2,580          70,099
Westar Energy, Inc. (a)               239,343       6,586,719
                                                  ---------------
                                                   43,088,079
FINANCIAL INVESTMENTS 0.6%
-----------------------------------------------------------------
Aaron Rents, Inc. (a)                  13,580         359,055
Ampal-American Israel Corp.,
  Class A *                             3,260          14,311
California First National
  Bancorp                               2,138          28,115
Compass Diversified Trust (a)           1,203          20,174
ePlus, Inc. *                          17,060         181,689
Jackson Hewitt Tax Service, Inc.       38,728       1,246,267
KMG America Corp. *                     2,690          12,455
Marvel Entertainment, Inc. (a)*         1,100          30,525
MVC Capital, Inc. *                       340           5,321
PICO Holdings, Inc. (a)*               17,159         732,861
Rent-A-Center, Inc. *                  21,081         589,846
SRS Labs, Inc. *                        9,758         135,929
Trinity Industries, Inc. (a)           45,542       1,909,121
UTEK Corp. (a)                         18,150         239,580
Willis Lease Finance Corp. (a)*        21,670         223,418
                                                  ---------------
                                                    5,728,667
FOREST PRODUCTS & PAPER 0.1%
-----------------------------------------------------------------
CSS Industries, Inc.                    4,100         153,668
Lydall, Inc. *                         41,980         667,062
Nashua Corp. *                          5,700          50,730
Packaging Corp. of America              5,450         132,980
Rock-Tenn Co., Class A                    340          11,288
                                                  ---------------
                                                    1,015,728
FURNITURE & HOUSEHOLD ITEMS 2.6%
-----------------------------------------------------------------
A.T. Cross Co., Class A *               3,803          33,466
Acuity Brands, Inc.                    56,600       3,081,304
AEP Industries, Inc. *                 19,703         847,229

                                                            See financial notes.
 44  Laudus Funds Annual Report

LAUDUS ROSENBERG U.S. DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
AZZ, Inc. *                             6,530         274,260
Bassett Furniture Industries,
  Inc.                                 16,230         238,906
Chase Corp.                             1,300          42,263
Communications Systems, Inc.           10,040         104,215
Constar International, Inc. (a)*       31,440         278,244
Ethan Allen Interiors, Inc. (a)       111,939       3,955,924
Flexsteel Industries, Inc.                100           1,534
GameTech International, Inc. *         31,230         381,631
Genlyte Group, Inc. *                   1,894         133,622
Griffon Corp. (a)*                     93,640       2,317,590
Hasbro, Inc.                              620          17,744
Herman Miller, Inc.                    76,755       2,570,525
Hillenbrand Industries, Inc. (a)        4,600         273,102
Hooker Furniture Corp.                    160           3,208
JAKKS Pacific, Inc. (a)*               71,809       1,716,235
K2, Inc. *                             11,580         140,002
La-z-boy, Inc. (a)                    102,239       1,265,719
Mity Enterprises, Inc. *                  610          11,651
Movado Group, Inc. (a)                 61,330       1,806,169
National Presto Industries, Inc.
  (a)                                  13,510         832,756
Preformed Line Products Co. (a)         4,200         155,358
RC2 Corp. *                            10,300         416,017
Spartech Corp.                         10,040         294,574
Steelcase Inc., Class A                96,773       1,924,815
Thomas & Betts Corp. *                 16,592         810,021
Tredegar Corp.                            800          18,232
UFP Technologies, Inc. *                2,270          10,624
Virco Manufacturing Corp. *               920           6,210
West Pharmaceutical Services,
  Inc. (a)                              3,740         173,648
                                                  ---------------
                                                   24,136,798
GAS & OTHER PUBLIC UTILITIES 1.1%
-----------------------------------------------------------------
American States Water Co. (a)           9,740         359,114
Artesian Resources Corp., Class
  A                                     5,942         122,405
California Water Service Group         14,674         562,308
Clean Harbors, Inc. (a)*                7,403         334,764
Delta Natural Gas Co., Inc.             6,223         155,575
Energy West, Inc.                         210           2,992
Florida Public Utilities Co.            8,640         107,136
Industrial Services of America,
  Inc. (a)*                               900           5,985
Nicor, Inc. (a)                       108,740       5,265,191
RGC Resources, Inc.                     3,037          86,099
SJW Corp. (a)                          28,840       1,167,443
Southern Union Co.                      9,513         289,100
The Laclede Group, Inc. (a)            21,350         663,558
Waste Industries USA, Inc. (a)         24,567         674,855
WGL Holdings, Inc. (a)                 18,750         599,625
                                                  ---------------
                                                   10,396,150
GOVERNMENT AIRCRAFT & DEFENSE 0.7%
-----------------------------------------------------------------
Armor Holdings, Inc. (a)*              90,824       6,115,180
HEALTH CARE & HOSPITAL 1.7%
-----------------------------------------------------------------
Almost Family, Inc. *                  12,800         318,720
Amedisys, Inc. (a)*                    30,540         990,412
American Shared Hospital
  Services                             13,430          79,237
AMERIGROUP Corp. *                      3,970         120,688
Gentiva Health Services, Inc. *        32,300         651,491
Hanger Orthopedic Group, Inc. *         6,240          72,821

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
IntegraMed America, Inc. *              7,255         108,462
Kindred Healthcare, Inc. (a)*          26,460         867,359
Manor Care, Inc. (a)                  164,193       8,925,531
MedCath Corp. *                        26,177         714,632
MEDTOX Scientific, Inc. *              17,670         325,128
National Dentex Corp. *                 5,840          82,227
National Healthcare Corp. (a)          19,244         981,059
NovaMed, Inc. *                        33,749         218,694
Res-Care, Inc. *                       67,585       1,182,738
                                                  ---------------
                                                   15,639,199
INFORMATION & SERVICES 5.6%
-----------------------------------------------------------------
Ablest, Inc. *                          1,510          11,151
ABM Industries, Inc. (a)                  720          19,001
Bioanalytical Systems, Inc. *             410           2,759
Carriage Services, Inc. (a)*            8,870          71,758
Cass Information Systems, Inc.
  (a)                                     112           3,781
CDI Corp. (a)                          38,539       1,114,548
Ceridian Corp. *                        7,450         259,558
Convergys Corp. *                      92,740       2,356,523
Corrections Corp. of America
  (a)*                                144,667       7,639,864
CPI Corp.                              20,200       1,060,702
Ecology & Environment, Inc.             4,050          48,114
Exponent, Inc. *                       49,520         987,924
Forrester Research, Inc. *             40,484       1,148,126
Gartner, Inc. (a)*                     18,350         439,483
ICT Group, Inc. (a)*                   21,617         378,298
Jones Lang LaSalle, Inc. (a)            6,467         674,379
Kelly Services, Inc., Class A
  (a)                                  69,460       2,236,612
Layne Christensen Co. (a)*             27,595       1,005,010
Metal Management, Inc.                 86,840       4,012,008
Monro Muffler Brake, Inc.              26,447         928,290
MPS Group, Inc. *                     191,574       2,710,772
National Technical Systems, Inc.
  *                                    12,880          78,182
Nobel Learning Communities, Inc.
  *                                    16,300         246,782
PAREXEL International Corp. (a)*       82,787       2,977,848
PDI, Inc. *                            10,824         103,045
RCM Technologies, Inc. *               10,095          71,977
Schnitzer Steel Industries,
  Inc., Class A                        63,781       2,562,083
Security National Financial
  Corp., Class A *                      1,515           7,196
Spherion Corp. *                      157,600       1,390,032
SRI/Surgical Express, Inc. *            8,659          43,641
Stewart Enterprises, Inc., Class
  A (a)                               327,992       2,643,616
TeleTech Holdings, Inc. (a)*          108,755       3,990,221
The Dun & Bradstreet Corp.             55,770       5,086,224
URS Corp. *                           115,565       4,921,913
Viad Corp.                             14,850         573,210
Volt Information Sciences, Inc.
  (a)*                                 37,339         977,908
Westaff, Inc. (a)*                      1,580           9,038
                                                  ---------------
                                                   52,791,577
INSTRUMENTS 5.1%
-----------------------------------------------------------------
1-800 CONTACTS, Inc. *                    640          10,752
Align Technology, Inc. (a)*             8,898         141,122
Allied Healthcare Products, Inc.
  *                                    19,700         119,283
Angeion Corp. *                        10,614         156,026
Astro-Med, Inc.                         8,726          95,986

See financial notes.
                                                 Laudus Funds Annual Report   45

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Atrion Corp.                            1,111         102,012
Bio-Rad Laboratories, Inc.,
  Class A *                            11,950         834,588
Bruker BioSciences Corp. *             62,386         656,301
Cholestech Corp. *                      5,079          87,562
Coherent, Inc. (a)*                   102,561       3,255,286
Data I/O Corp. *                          200             712
Datascope Corp. (a)                    33,275       1,204,222
Esterline Technologies Corp.
  (a)*                                  7,530         309,257
FARO Technologies, Inc. *               7,410         213,927
Fei Co. (a)                            43,119       1,554,871
Hurco Cos., Inc. *                     16,570         710,024
Immucor, Inc.                         160,642       4,727,694
Input/Output, Inc. (a)                143,980       1,984,044
K-Tron International, Inc. *            2,400         172,152
Mesa Laboratories, Inc.                 2,188          41,474
Mettler-Toledo International,
  Inc. *                                6,864         614,808
MOCON, Inc.                             3,253          41,834
New Brunswick Scientific Co.,
  Inc. *                                7,124          57,491
O.I. Corp.                              4,685          53,760
Oakley, Inc.                           31,259         629,556
Orthofix International N.V. *           8,913         455,009
OSI Systems, Inc. (a)*                 16,160         427,270
Perceptron, Inc. *                     21,070         189,630
PerkinElmer, Inc.                     268,401       6,500,672
Span-America Medical Systems,
  Inc.                                  7,600         120,916
Steris Corp. (a)                      130,985       3,478,962
Teleflex, Inc.                        128,880       8,772,862
Tollgrade Communications, Inc. *       31,031         389,749
Trimble Navigation Ltd. *              42,930       1,152,241
Universal Security Instruments,
  Inc. (a)*                             6,959         239,042
Varian, Inc. *                         35,430       2,064,152
Viasys Healthcare, Inc. (a)*           97,900       3,327,621
Vicon Industries, Inc. *                2,890          28,756
Vital Signs, Inc. (a)                   9,168         476,553
Waters Corp. *                          4,030         233,740
Zoll Medical Corp *                    60,998       1,625,597
Zygo Corp. *                           39,407         630,906
                                                  ---------------
                                                   47,888,422
INSURANCE 8.7%
-----------------------------------------------------------------
Alleghany Corp. (a)*                      653         243,886
American Equity Investment Life
  Holding Co.                          38,260         502,354
American Financial Group, Inc.        263,059       8,954,528
American National Insurance Co.        15,033       1,923,172
American Physicians Service
  Group, Inc. *                         7,700         135,866
American Safety Insurance
  Holdings Ltd. *                       3,490          66,519
Arch Capital Group Ltd. *             119,186       8,129,677
Argonaut Group, Inc. *                 12,667         409,904
Aspen Insurance Holdings Ltd.         230,904       6,051,994
Baldwin & Lyons, Inc., Class B
  (a)                                   4,275         108,799
Delphi Financial Group, Inc.,
  Class A                              17,699         712,031
Endurance Specialty Holdings
  Ltd. (a)                            182,800       6,533,272

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
FBL Financial Group, Inc., Class
  A (a)                                 1,300          50,869
Great American Financial
  Resources, Inc.                      26,160         640,397
Harleysville Group, Inc. (a)            4,070         132,234
HCC Insurance Holdings, Inc. (a)       36,400       1,121,120
Horace Mann Educators Corp.            94,580       1,943,619
Investors Title Co.                     2,411         121,346
IPC Holdings Ltd. (a)                  78,436       2,262,879
Kansas City Life Insurance Co.
  (a)                                   7,343         330,435
Max Re Capital Ltd.                   110,101       2,805,373
Meadowbrook Insurance Group,
  Inc. (a)*                            48,311         530,938
Mercer Insurance Group, Inc.            6,190         123,119
National Western Life Insurance
  Co., Class A *                        3,398         831,830
NYMAGIC, Inc. (a)                      13,390         546,981
Odyssey Re Holdings Corp. (a)           3,390         133,261
Old Republic International Corp.
  (a)                                 154,760       3,423,291
Partnerre Ltd. (a)                    109,440       7,501,017
Philadelphia Consolidated
  Holding Corp. (a)*                  114,626       5,042,398
Presidential Life Corp.                42,187         831,928
ProCentury Corp. (a)                   36,600         849,120
Radian Group, Inc.                     63,642       3,492,673
Reinsurance Group of America,
  Inc. (a)                             96,640       5,578,061
RenaissanceRe Holdings Ltd. (a)       101,076       5,067,951
RTW, Inc. *                             1,900          15,523
Selective Insurance Group, Inc.
  (a)                                  20,374         518,722
The Midland Co. (a)                     5,465         231,825
Unico American Corp. *                 10,910         138,230
United America Indemnity Ltd.,
  Class A *                            26,483         614,406
Wesco Financial Corp.                   2,110         970,600
Zenith National Insurance Corp.
  (a)                                  43,815       2,071,135
                                                  ---------------
                                                   81,693,283
IT HARDWARE 5.0%
-----------------------------------------------------------------
Advanced Energy Industries, Inc.
  (a)*                                 78,821       1,658,394
Amtech Systems, Inc. (a)*               3,460          25,189
Aviza Technology, Inc. *                4,884          35,214
Avocent Corp. (a)*                     15,873         428,095
AVX Corp. (a)                          38,310         582,312
Axcelis Technologies, Inc. (a)*         3,140          23,990
CTS Corp.                              51,835         716,360
Cymer, Inc. *                          35,067       1,457,034
Digi International, Inc. (a)*           7,050          89,535
EMS Technologies, Inc. *               40,545         781,302
Espey Manufacturing &
  Electronics Corp.                     3,600          70,740
Exar Corp. *                          107,321       1,420,930
Globecomm Systems, Inc. *              28,188         301,612
Harmonic, Inc. *                          430           4,223
Imation Corp.                         110,998       4,482,099
Integrated Device Technology,
  Inc. *                              100,246       1,545,793
inTEST Corp. *                          4,286          19,287

                                                            See financial notes.
 46  Laudus Funds Annual Report

LAUDUS ROSENBERG U.S. DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Kimball International, Inc.,
  Class B (a)                             768          14,807
Lattice Semiconductor Corp. *             860           5,031
LSI Logic Corp. (a)*                  996,444      10,402,875
Merix Corp. (a)*                        4,860          39,949
MKS Instruments, Inc. (a)*             65,943       1,682,865
ON Semiconductor Corp. (a)*            28,827         257,137
Oplink Communications, Inc. *          48,891         878,571
Pericom Semiconductor Corp. (a)*       38,051         372,139
RF Micro Devices, Inc. (a)*           553,980       3,451,295
Rudolph Technologies, Inc. (a)*        73,598       1,283,549
Semitool, Inc. (a)*                    76,033         988,429
SonicWALL, Inc. (a)*                  202,447       1,692,457
Spectrum Control, Inc. *               31,270         384,621
Standard Microsystems Corp. *          26,903         821,618
Technitrol, Inc.                      152,370       3,990,570
Viasat, Inc. (a)                        1,820          60,005
Vishay Intertechnology, Inc.
  (a)*                                513,840       7,183,483
White Electronic Designs Corp. *        2,198          14,639
                                                  ---------------
                                                   47,166,149
LAND & WATER TRANSPORTATION 1.0%
-----------------------------------------------------------------
B & H Ocean Carriers Ltd. *             2,390          43,737
GulfMark Offshore, Inc. *              10,294         449,333
Hub Group, Inc., Class A *             14,316         415,021
International Shipholding Corp.
  *                                     1,400          25,704
Pacer International, Inc. (a)          15,112         407,117
Saia, Inc. *                            4,276         101,555
SEACOR Holdings, Inc. (a)*             53,626       5,276,799
Trico Marine Services, Inc. (a)*       20,120         749,671
U.S. Xpress Enterprises, Inc.,
  Class A *                            28,389         489,994
Werner Enterprises, Inc. (a)           67,702       1,230,145
                                                  ---------------
                                                    9,189,076
MAINFRAME & MINICOMPUTERS 0.1%
-----------------------------------------------------------------
Omnicell, Inc. *                       63,800       1,334,696

METAL PRODUCTS & MACHINERY 3.8%
-----------------------------------------------------------------
AGCO Corp. (a)*                        69,895       2,584,018
Allied Motion Technologies, Inc.
  *                                     6,681          42,692
Astec Industries, Inc. *               52,700       2,121,175
Baldor Electric Co. (a)                 2,800         105,672
Bonso Electronic International,
  Inc.                                 11,533          47,170
Brooks Automation, Inc. (a)*            6,050         103,758
Chart Industries, Inc. *                2,593          47,089
Chicago Rivet & Machine Co.               420           9,303
CompX International, Inc.               5,800          93,554
Eastern Co.                            13,940         378,889
Electro Scientific Industries,
  Inc. (a)*                            22,909         440,769
EnPro Industries, Inc. *               64,300       2,318,015
Evans & Sutherland Computer
  Corp. *                               6,153          19,382
FSI International, Inc. (a)*               60             268
Gardner Denver, Inc. *                 40,940       1,426,759
Gerber Scientific, Inc. (a)*           76,620         812,938
Goodman Global, Inc. (a)*                 333           5,867
Hardinge, Inc.                         10,201         266,858
Kadant, Inc. *                         50,900       1,290,824
Kennametal, Inc.                       45,109       3,049,820

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Key Technology, Inc. *                    420           6,636
Lincoln Electric Holdings, Inc.
  (a)                                  16,908       1,007,040
Littelfuse, Inc. *                        320          12,992
Material Sciences Corp. *              38,892         388,142
MFRI, Inc. *                            5,616         104,121
Newport Corp. (a)                      14,260         233,436
NN, Inc. (a)                           10,609         132,506
Nordson Corp. (a)                       1,390          64,579
North American Galvanizing &
  Coatings, Inc. *                     21,162         108,349
P & F Industries, Inc., Class A
  *                                     3,250          40,690
Powell Industries, Inc. (a)*            1,720          55,040
Q.E.P. Co., Inc. *                      1,679          10,091
Regal Beloit Corp. (a)                 76,330       3,540,185
Robbins & Myers, Inc. (a)              39,480       1,472,209
Rofin-Sinar Technologies, Inc. *          720          42,610
RTI International Metals, Inc.
  (a)*                                  7,370         670,744
SL Industries, Inc. *                  10,470         157,574
SPX Corp.                              38,000       2,667,600
Standex International Corp. (a)        16,690         475,832
Tennant Co.                             5,920         186,421
The L.S. Starrett Co., Class A          5,020          90,491
The Manitowoc Co., Inc.                10,258         651,691
The Middleby Corp. (a)*                   866         114,173
Twin Disc, Inc.                         3,360         143,472
Varian Semiconductor Equipment
  Associates, Inc. (a)*                67,562       3,606,460
Veeco Instruments, Inc. (a)            93,254       1,818,453
Velcro Industries N.V.                 17,743         306,776
Watts Water Technologies, Inc.,
  Class A (a)                          18,593         707,092
Woodward Governor Co.                  26,610       1,095,534
                                                  ---------------
                                                   35,075,759
MISCELLANEOUS FINANCE 2.7%
-----------------------------------------------------------------
A.G. Edwards, Inc.                    199,160      13,777,889
Cohen & Steers, Inc.                    2,090          90,037
Knight Capital Group, Inc.,
  Class A (a)*                        348,063       5,513,318
Raymond James Financial, Inc.         128,265       3,817,166
SWS Group, Inc. (a)                    63,156       1,566,900
Value Line, Inc. (a)                    2,407         115,055
                                                  ---------------
                                                   24,880,365
OIL & COAL RESOURCES 0.6%
-----------------------------------------------------------------
Mariner Energy, Inc. *                183,266       3,505,879
Rosetta Resources, Inc. (a)*           46,922         963,778
Teton Energy Corp. *                   99,210         480,176
Unit Corp. (a)*                        11,920         603,033
                                                  ---------------
                                                    5,552,866
OIL DISTRIBUTION 0.7%
-----------------------------------------------------------------
Adams Resources & Energy, Inc.          9,259         339,435
Tesoro Corp. (a)                       28,607       2,873,001
Western Refining, Inc. (a)             78,272       3,054,174
World Fuel Services Corp.              13,170         609,244
                                                  ---------------
                                                    6,875,854
OIL DRILLING & SERVICES 2.5%
-----------------------------------------------------------------
Atwood Oceanics, Inc. *                84,700       4,971,043
Basic Energy Services, Inc. (a)*       15,260         355,558
Dawson Geophysical Co. *                  300          14,859

See financial notes.
                                                 Laudus Funds Annual Report   47

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Global Industries Ltd. *               15,370         281,117
Helmerich & Payne, Inc.                16,980         515,173
Lufkin Industries, Inc. (a)            29,340       1,648,321
Superior Energy Services, Inc. *      137,442       4,737,626
T-3 Energy Services, Inc *              4,800          96,576
Tidewater, Inc. (a)                   181,780      10,648,673
W-H Energy Services, Inc. *             2,870         134,144
                                                  ---------------
                                                   23,403,090
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.8%
-----------------------------------------------------------------
Baldwin Technology Co., Inc.,
  Class A *                            43,210         216,050
Key Tronic Corp. (a)*                  10,258          42,058
Komag, Inc. (a)*                       47,800       1,564,494
Printronix, Inc.                          380           5,263
STEC, Inc. (a)*                       124,954         879,676
VASCO Data Security
  International, Inc. *                   346           6,183
VeriFone Holdings, Inc. (a)*          139,919       5,139,225
                                                  ---------------
                                                    7,852,949
PUBLISHING, BROADCASTING & CINEMA 0.4%
-----------------------------------------------------------------
Alloy, Inc. *                           1,920          22,810
Bowne & Co., Inc.                      21,340         335,678
Champion Industries, Inc. (a)           7,808          64,494
Franklin Covey Co. *                   53,390         421,781
Media General, Inc., Class A (a)        8,270         315,583
Regent Communications, Inc. (a)*       12,716          40,946
Scholastic Corp. *                     61,124       1,900,956
Source Interlink Cos., Inc. (a)*       46,766         313,800
Tufco Technologies, Inc. *              2,242          18,317
World Wrestling Entertainment,
  Inc., Class A                         4,630          75,469
                                                  ---------------
                                                    3,509,834
REAL ESTATE DEVELOPMENT 0.4%
-----------------------------------------------------------------
American Spectrum Realty, Inc. *          300           8,106
AMREP Corp. (a)*                        4,645         358,826
Avatar Holdings, Inc. (a)*             10,709         765,051
ILX Resorts, Inc.                       5,160          47,988
J.W. Mays, Inc. *                         500          10,750
Service Corp. International           166,230       1,971,488
Stratus Properties, Inc. *                710          23,870
United Capital Corp. *                  8,880         302,897
Wellsford Real Properties, Inc.
  *                                    16,610         129,807
                                                  ---------------
                                                    3,618,783
REAL ESTATE INVESTMENT TRUSTS 6.5%
-----------------------------------------------------------------
American Campus Communities,
  Inc. (a)                              3,710         112,376
American First Apartment
  Investors, Inc. (a)                   1,300          26,377
Ashford Hospitality Trust             145,500       1,737,270
Associated Estates Realty Corp.        57,780         814,120
CBL & Associates Properties,
  Inc.                                    110           4,932
Digital Realty Trust, Inc.              7,480         298,452
Eagle Hospitality Properties
  Trust, Inc. (a)                      61,950         690,742
Extra Space Storage, Inc. (a)         159,071       3,012,805
Franklin Street Properties Corp.
  (a)                                  20,210         387,628
Gladstone Commercial Corp.              2,710          54,336

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Highland Hospitality Corp.            158,943       2,829,185
Home Properties, Inc.                  26,000       1,373,060
HRPT Properties Trust (a)             655,080       8,057,484
Innkeepers USA Trust                   20,575         334,961
iStar Financial, Inc.                  87,767       4,110,129
Kite Realty Group Trust (a)            26,350         525,682
Lasalle Hotel Properties (a)           94,270       4,370,357
LTC Properties, Inc.                   32,580         844,148
Medical Properties Trust, Inc.
  (a)                                 136,000       1,997,840
Mission West Properties, Inc.          33,650         486,579
Monmouth Capital Corp.                  3,030          16,756
Monmouth Real Estate Investment
  Corp., Class A                       56,990         491,254
National Retail Properties, Inc.      136,288       3,296,807
Omega Healthcare Investor, Inc.       166,890       2,862,163
One Liberty Properties, Inc.           26,650         607,886
Ramco-Gershenson Properties
  Trust                                18,900         674,919
Republic Property Trust (a)            29,910         343,666
Spirit Finance Corp.                  248,567       3,703,648
Strategic Hotel & Resorts, Inc.       204,986       4,688,030
Sunstone Hotel Investors, Inc.        211,391       5,762,519
Supertel Hospitality, Inc.             31,979         244,000
Urstadt Biddle Properties, Inc.,
  Class A                               2,780          54,377
Weingarten Realty Investors (a)        79,557       3,783,731
Winston Hotels, Inc.                   77,944       1,171,498
Winthrop Realty Trust                 122,391         809,005
                                                  ---------------
                                                   60,578,722
RESTAURANTS, HOTELS & THEATERS 3.1%
-----------------------------------------------------------------
Analogic Corp.                         14,289         898,492
Avalon Holdings Corp., Class A *        1,600          12,752
Benihana, Inc. *                        7,446         210,350
Bob Evans Farms, Inc. (a)              34,884       1,288,964
Brinker International, Inc.           135,899       4,443,897
Buffalo Wild Wings, Inc. (a)*           2,248         143,198
Burger King Holdings, Inc.             77,770       1,679,832
CBRL Group, Inc. (a)                  109,064       5,049,663
CEC Entertainment, Inc. *               6,340         263,364
Churchill Downs, Inc.                   1,000          45,390
Dollar Thrifty Automotive Group,
  Inc. (a)*                               760          38,790
Flanigan's Enterprises, Inc. *            931          10,288
Friendly Ice Cream Corp. *              5,860          87,138
Frisch's Restaurants, Inc. (a)          4,660         174,750
Interstate Hotels & Resorts,
  Inc. *                               96,200         607,022
J. Alexander's Corp.                   10,580         116,909
Jack in the Box, Inc. *                41,287       2,854,170
Live Nation, Inc. *                   182,508       4,026,126
Marcus Corp.                           43,460       1,010,880
Mexican Restaurants, Inc. *             8,834          84,718
Nathan's Famous, Inc. *                 5,324          79,860
O'Charley's, Inc. *                       280           5,401
Red Lion Hotels Corp. *                34,520         429,429
Silverleaf Resorts, Inc. *             49,240         228,474
Speedway Motorsports, Inc. (a)         35,510       1,376,012
Star Buffet, Inc.                       3,900          32,565
The Steak n Shake Co. *                 4,170          69,931
Vail Resorts, Inc. (a)*                64,440       3,501,025
                                                  ---------------
                                                   28,769,390

                                                            See financial notes.
 48  Laudus Funds Annual Report

LAUDUS ROSENBERG U.S. DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
RETAIL 6.0%
-----------------------------------------------------------------
1-800-FLOWERS.COM, Inc., Class A
  (a)*                                 80,900         629,402
American Eagle Outfitters, Inc.
  (a)                                  88,200       2,645,118
Arden Group, Inc., Class A (a)            220          29,370
Big Lots, Inc. (a)*                   339,606      10,622,876
Books-A-Million, Inc. (a)               9,862         140,435
Cabela's, Inc. *                       72,470       1,797,981
CarMax, Inc. *                         25,160         617,426
Cash America International, Inc.       38,880       1,594,080
Charlotte Russe Holding, Inc.          19,519         563,514
Charming Shoppes, Inc. (a)*           202,581       2,623,424
Collegiate Pacific, Inc. (a)           22,660         176,748
Cost-U-Less, Inc. *                     7,770          69,852
Deb Shops, Inc.                         3,806         103,067
Dick's Sporting Goods, Inc. *           2,170         126,424
Dillard's, Inc., Class A (a)           89,356       2,924,622
EZCORP, Inc., Class A *               113,106       1,666,051
First Cash Financial Services,
  Inc. *                               30,144         671,608
Gottschalks, Inc. *                    22,237         317,322
GSI Commerce, Inc. (a)*                32,139         726,020
Hastings Entertainment, Inc.
  (a)*                                 26,860         163,846
Haverty Furniture Cos., Inc. (a)       80,070       1,120,980
Ingles Markets, Inc., Class A          27,765       1,133,923
Insight Enterprises, Inc. (a)*         61,392       1,103,828
Jennifer Convertibles, Inc. *           1,290           6,011
Longs Drug Stores Corp.               105,930       5,470,225
Mothers Work, Inc. (a)*                   800          26,512
OfficeMax, Inc.                        47,051       2,481,470
PC Connection, Inc. (a)*                  200           2,860
PC Mall, Inc. (a)*                     32,090         319,937
RadioShack Corp. (a)                   14,470         391,124
Restoration Hardware, Inc. (a)*        99,600         653,376
Retail Ventures, Inc. *                23,540         495,517
REX Stores Corp. *                     10,920         178,651
Ruddick Corp. (a)                       1,380          41,510
Rush Enterprises, Inc., Class A
  (a)*                                 11,768         226,063
Rush Enterprises, Inc., Class B
  *                                    32,497         588,521
Saks, Inc. *                          120,361       2,508,323
Shoe Carnival, Inc. *                  29,500         982,350
Shutterfly, Inc. *                      6,190          99,288
Spartan Stores, Inc.                   79,874       2,140,623
Systemax, Inc. (a)*                    19,776         370,405
The Bon-Ton Stores, Inc. (a)           21,200       1,192,288
The Buckle, Inc. (a)                      750          26,775
The Cato Corp., Class A (a)            86,060       2,012,943
The Great Atlantic & Pacific Tea
  Co., Inc. *                          59,400       1,970,892
The Men's Wearhouse, Inc. (a)           6,330         297,827
Trans World Entertainment Corp.
  *                                    77,740         441,563
Village Super Market, Inc.,
  Class A                               1,000          95,490
Weis Markets, Inc. (a)                 31,490       1,407,603
Zones, Inc. *                           1,110          11,378
                                                  ---------------
                                                   56,007,442
SOFTWARE 6.8%
-----------------------------------------------------------------
American Software, Inc., Class A       16,950         136,447
Ansoft Corp. (a)*                      25,060         792,898

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Aspen Technology, Inc.                 48,660         632,580
Black Box Corp. (a)                    47,851       1,748,475
Blackbaud, Inc. (a)                    21,552         526,300
BMC Software, Inc. *                  543,900      16,746,681
Captaris, Inc. *                       56,771         328,704
CIBER, Inc. *                          76,840         604,731
Computer Task Group, Inc. *             9,085          40,973
CSP, Inc. *                             7,852          72,474
Edgewater Technology, Inc. (a)*        33,993         286,901
Emdeon Corp. (a)                      734,728      11,116,435
First American Corp.                  103,113       5,229,891
Goldleaf Financial Solutions,
  Inc. *                                8,400          55,272
Harris Interactive, Inc. (a)*          40,688         245,349
HMS Holdings Corp. (a)*                18,264         399,982
Inforte Corp. *                        19,069          66,169
Keynote Systems, Inc. *                 4,830          64,819
Lawson Software, Inc. (a)              99,063         801,420
Lightbridge, Inc. *                    71,447       1,255,324
Mentor Graphics Corp.                   5,060          82,680
Moldflow Corp. *                        4,594          69,048
Move, Inc. *                           10,710          59,333
Ness Technologies, Inc. *               1,832          23,413
NetManage, Inc. *                       2,380          12,495
NetScout Systems, Inc. (a)*            23,411         211,870
PC-Tel, Inc. *                         43,613         443,544
Perot Systems Corp., Class A *        208,860       3,732,328
SAVVIS, Inc. (a)*                      95,731       4,583,600
SPSS, Inc. *                           16,620         599,982
Sybase, Inc. *                        243,961       6,167,334
Synopsys, Inc. (a)*                   207,156       5,433,702
Syntel, Inc. (a)                       14,401         498,995
Taleo Corp., Class A (a)*              41,470         687,573
TechTeam Global, Inc. *                 1,210          15,125
THQ, Inc. *                               360          12,308
TSR, Inc.                               4,099          17,298
                                                  ---------------
                                                   63,802,453
TEXTILES & APPAREL 3.3%
-----------------------------------------------------------------
Crocs, Inc. (a)*                       18,447         871,621
Culp, Inc. *                            4,260          30,161
Cutter & Buck, Inc.                     3,080          36,498
Decorator Industries, Inc.              3,640          25,480
G-III Apparel Group Ltd. *             39,740         757,047
Guess?, Inc. *                        148,960       6,031,391
Interface, Inc., Class A              136,925       2,189,431
LaCrosse Footwear, Inc. *               2,350          36,190
Liz Claiborne, Inc.                    47,686       2,043,345
Perry Ellis International, Inc.
  *                                    26,890         860,211
Phillips-Van Heusen Corp. (a)         133,490       7,849,212
R.G. Barry Corp. *                      6,730          70,127
Skechers U.S.A., Inc., Class A *       61,000       2,047,770
Steven Madden Ltd.                     71,657       2,092,384
Stride Rite Corp.                     105,567       1,624,676
The Gymboree Corp. *                   61,560       2,466,709
Weyco Group, Inc. (a)                  12,484         324,334
Wolverine World Wide, Inc.             48,120       1,374,788
                                                  ---------------
                                                   30,731,375
WHOLESALE 3.6%
-----------------------------------------------------------------
Anixter International, Inc. (a)        24,884       1,640,851
Applied Industrial Technologies,
  Inc.                                 71,827       1,762,634

See financial notes.
                                                 Laudus Funds Annual Report   49

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Arrow Electronics, Inc. *             247,291       9,335,235
Avnet, Inc. *                         417,640      15,093,510
Brown Shoe Co., Inc.                   61,905       2,600,010
Coast Distribution System, Inc.        10,030          77,732
Delta Apparel, Inc.                     2,790          48,546
En Pointe Technologies, Inc. *            610           2,080
Huttig Building Products, Inc. *       13,618          82,389
IKON Office Solutions, Inc.             8,800         126,456
Industrial Distribution Group,
  Inc. *                               16,083         200,877
Kaman Corp.                             2,762          64,382
Keystone Automotive Industries,
  Inc. (a)*                             7,287         245,572
Lawson Products, Inc. (a)               3,368         127,580
Man Sang Holdings, Inc. *               9,370          56,220
NACCO Industries, Inc., Class A        10,707       1,471,249
Park-Ohio Holdings Corp. (a)*           5,390          99,715
Richardson Electronics Ltd.            51,200         478,208
TESSCO Technologies, Inc. *            13,095         356,053
Traffix, Inc.                           8,296          45,960
                                                  ---------------
                                                   33,915,259
                                                  ---------------
TOTAL COMMON STOCK (COST $761,034,449)            928,439,355
                                                  ---------------
SECURITY                           FACE AMOUNT       VALUE
RATE, MATURITY DATE                    ($)            ($)
SHORT-TERM INVESTMENT 0.8% OF NET ASSETS
REPURCHASE AGREEMENT 0.8%
-----------------------------------------------------------------
Fixed Income Clearing Corp.
  dated 03/30/07, due 04/02/07
  at 5.00%, with a maturity
  value of $7,524,134 (fully
  collateralized by Federal Home
  Loan Bank with a value of
  $7,671,563.)                      7,521,000       7,521,000
                                                  ---------------
TOTAL SHORT-TERM INVESTMENT
  (COST $7,521,000)                                 7,521,000
-----------------------------------------------------------------
END OF INVESTMENTS.
At 03/31/07 the tax basis cost of the fund's investments was
$769,008,508 and the unrealized appreciation and depreciation were $177,305,903 and ($10,354,056), respectively, with a net unrealized appreciation of $166,951,847.

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

COLLATERAL INVESTED FOR SECURITIES ON LOAN 7.8% OF NET ASSETS
State Street Navigator Security
  Lending Prime Portfolio          72,805,635      72,805,635
-----------------------------------------------------------------
END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

*  Non-income producing security.

(a) All or a portion of this security is on loan.

                                                            See financial notes.
 50  Laudus Funds Annual Report

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS as of March 31, 2007

                                        COST            VALUE
HOLDINGS BY CATEGORY                     ($)             ($)
-----------------------------------------------------------------
 99.3%     COMMON STOCK              767,896,335    1,010,613,511
   --%     SHORT-TERM INVESTMENT         501,000          501,000
-----------------------------------------------------------------
 99.3%     TOTAL INVESTMENTS         768,397,335    1,011,114,511
  8.9%     COLLATERAL INVESTED FOR
           SECURITIES ON LOAN         90,803,224       90,803,224
 (8.2)%    OTHER ASSETS AND
           LIABILITIES                                (83,888,094)
-----------------------------------------------------------------
100.0%     NET ASSETS                               1,018,029,641

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
COMMON STOCK 99.3% OF NET ASSETS
AGRICULTURE, FOOD & BEVERAGE 1.9%
------------------------------------------------------------------
Flowers Foods, Inc. (a)               233,484        7,044,212
Imperial Sugar Co. (a)                 11,360          380,901
J & J Snack Foods Corp. (a)            16,508          651,901
National Beverage Corp. (a)*           65,490        1,148,695
Penford Corp.                           3,415           68,778
Seaboard Corp. (a)                      4,460       10,079,600
Seneca Foods Corp., Class B *             400           11,224
Tasty Baking Co. (a)                      470            4,103
                                                 -----------------
                                                    19,389,414
AIRLINES 1.8%
------------------------------------------------------------------
AirNet Systems, Inc. *                 36,300          116,523
Alaska Air Group, Inc. (a)*           257,500        9,810,750
Pinnacle Airlines Corp. (a)*           10,710          185,176
Republic Airways Holdings, Inc.
  (a)*                                 77,148        1,771,318
SkyWest, Inc. (a)                     253,861        6,811,091
                                                 -----------------
                                                    18,694,858
AUTOS 0.3%
------------------------------------------------------------------
Aftermarket Technology Corp. *         95,219        2,311,917
Spartan Motors, Inc. (a)               15,951          370,223
Supreme Industries, Inc., Class
  A (a)                                17,130          100,211
                                                 -----------------
                                                     2,782,351
BANKS & CREDIT INSTITUTIONS 4.3%
------------------------------------------------------------------
1st Source Corp.                       24,681          645,902
Advanta Corp., Class A                148,677        5,958,974
Advanta Corp., Class B                 25,735        1,128,222
American Community Bancshares,
  Inc.                                  8,100           91,530
Auburn National Bancorp, Inc.             100            2,888
BancFirst Corp. (a)                    39,169        1,815,483
Bank of Granite Corp. (a)                 953           17,078
BankUnited Financial Corp.,
  Class A (a)                          13,517          286,696
Banner Corp.                              870           36,149
Berkshire Hills Bancorp, Inc.
  (a)                                   3,079          103,608
Beverly Hills Bancorp, Inc.           138,600        1,053,360
BNCCorp, Inc. *                        10,667          175,472
BOE Financial Services of
  Virginia, Inc.                          301            9,409
Britton & Koontz Capital Corp.          5,473          103,987
C&F Financial Corp.                       180            7,911

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Camco Financial Corp.                     540            6,934
Carrollton Bancorp                        100            1,769
Carver Bancorp, Inc.                   22,600          378,550
Central Bancorp, Inc.                     320            9,744
Centrue Financial Corp.                12,120          234,764
CFS Bancorp, Inc. (a)                  24,552          368,034
Codorus Valley Bancorp, Inc.              281            5,347
Community Bank Shares of
  Indiana, Inc.                         1,030           22,377
Community Capital Corp.                 3,588           72,460
Community Financial Corp.               4,350           52,809
Community Shores Bank Corp. *             180            2,227
Community West Bancshares              11,100          175,602
CompuCredit Corp. (a)*                 45,458        1,419,199
Consumer Portfolio Services,
  Inc. *                               39,625          243,694
Cooperative Bankshares, Inc.              433            7,123
Corus Bankshares, Inc. (a)             49,415          843,020
Cowlitz Bancorp *                      36,907          627,419
Crescent Banking Co.                    1,473           63,884
Delta Financial Corp. (a)              65,087          538,269
Desert Community Bank                  39,358          747,802
Dollar Financial Corp. *                   61            1,543
Downey Financial Corp. (a)                120            7,745
ECB Bancorp, Inc.                       2,089           69,982
Elmira Savings Bank, FSB               11,999          317,734
Exchange National Bancshares,
  Inc.                                  4,080          147,696
Farmers Capital Bank Corp. (a)          1,815           53,325
Federal Agricultural Mortgage
  Corp., Class C (a)                   34,590          940,848
Fidelity Bancorp, Inc.                     60            1,116
Fidelity Southern Corp.                 9,457          180,061
First Bancorp of Indiana, Inc.          3,391           59,682
First Bancshares, Inc. *               12,121          204,542
First BancTrust Corp.                  12,550          148,467
First California Financial
  Group, Inc. *                        13,770          174,190
First Citizens BancShares,
  Inc., Class A                        13,450        2,703,450
First Defiance Financial Corp.          3,756          107,797
First Federal Bancshares of
  Arkansas, Inc.                       14,584          344,766
First Federal Bankshares, Inc.          5,999          128,679
First Financial Service Corp.             109            3,127
First Mariner Bancorp, Inc. *           4,540           69,008
First Place Financial Corp.            70,703        1,516,579
First Regional Bancorp (a)*            22,413          665,666
First West Virginia Bancorp,
  Inc.                                    330            6,683
FNB Corp. of North Carolina             9,544          159,862
FNB Corp. of Virginia (a)                 700           25,081
Franklin Bank Corp. (a)*              196,222        3,506,487
Glen Burnie Bancorp                       360            6,417
Great Pee Dee Bancorp, Inc.             1,560           23,985
Greene County Bancshares, Inc.            108            3,662
GS Financial Corp.                      8,660          177,746
Guaranty Federal Bancshares,
  Inc.                                  4,019          117,757
Habersham Bancorp, Inc.                25,078          575,540
Hanmi Financial Corp. (a)                 722           13,761
HF Financial Corp.                     25,416          463,842
Hingham Institution for Savings         9,400          323,830

See financial notes.
                                                 Laudus Funds Annual Report   51

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
HMN Financial, Inc.                    17,130          579,679
Horizon Bancorp                         6,123          164,770
Intervest Bancshares Corp. (a)*        39,259        1,126,733
Irwin Financial Corp. (a)              19,020          354,533
ITLA Capital Corp.                      8,108          421,778
Lincoln Bancorp                         2,000           37,900
LSB Financial Corp.                     4,076          107,769
MASSBANK Corp.                         12,262          402,194
Meta Financial Group, Inc.              2,000           63,000
MFB Corp.                               3,400          114,240
MidWestOne Financial Group,
  Inc.                                 22,442          392,062
Monarch Community Bancorp, Inc.         1,800           21,078
NBT Bancorp, Inc.                       9,120          213,682
New Hampshire Thrift
  Bancshares, Inc.                     10,030          156,769
North Central Bancshares, Inc.            300           12,027
North Valley Bancorp                   13,096          329,102
Northeast Bancorp                         100            1,865
Northway Financial, Inc.               14,700          479,881
OceanFirst Financial Corp.              6,280          108,958
Park Bancorp, Inc.                     12,608          430,248
Parkvale Financial Corp.               28,980          846,506
Peoples Bancorp of North
  Carolina                              1,599           42,853
Peoples Bancorp, Inc.                     900           17,627
Peoples BancTrust Co., Inc.            14,700          279,741
Peoples Community Bancorp, Inc.         2,700           45,846
Pinnacle Bancshares, Inc.               1,830           27,642
Premier Financial Bancorp, Inc.         2,300           37,421
Princeton National Bancorp,
  Inc.                                    157            4,710
Provident Community Bancshares,
  Inc.                                    400            8,344
Provident Financial Holdings,
  Inc.                                 40,331        1,109,909
QCR Holdings, Inc. (a)                  4,225           65,319
Republic First Bancorp, Inc. *         34,597          445,609
Royal Bancshares of
  Pennsylvania, Class A (a)               209            4,964
Sierra Bancorp (a)                      3,090           86,705
Simmons First National Corp.,
  Class A (a)                           2,600           78,182
South Street Financial Corp.              393            3,360
Southern Missouri Bancorp, Inc.        12,548          193,867
Southwest Bancorp, Inc.                41,470        1,065,364
Team Financial, Inc.                   16,278          246,612
Teche Holding Co.                       3,900          172,380
TF Financial Corp. (a)                 10,266          313,113
The Washington Savings Bank,
  F.S.B.                               12,850          109,225
Timberland Bancorp, Inc.               20,500          722,625
United Bancshares, Inc.                11,438          184,952
United Community Financial
  Corp. (a)                            25,781          284,880
United Security Bancshares,
  Inc. (a)                              1,180           34,727
Unity Bancorp, Inc.                    14,004          166,087
Wainwright Bank & Trust Co.            52,304          668,445
Willow Financial Bancorp, Inc.
  (a)                                   5,282           68,138

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
WSFS Financial Corp.                   10,204          657,954
WVS Financial Corp.                       252            4,334
                                                 -----------------
                                                    44,024,061
BASIC MINERALS & METALS 3.0%
------------------------------------------------------------------
AK Steel Holding Corp. *               37,200          870,108
Brush Engineered Materials,
  Inc. (a)*                               450           21,811
Chaparral Steel Co.                   137,722        8,011,289
CommScope, Inc. (a)*                  169,600        7,275,840
General Cable Corp. (a)*               49,733        2,657,234
Northwest Pipe Co. *                   43,927        1,749,612
OM Group, Inc. (a)*                   118,532        5,296,010
Superior Essex, Inc. (a)*             119,549        4,144,764
Synalloy Corp.                          1,000           27,920
Universal Stainless & Alloy
  Products, Inc. *                      1,040           49,369
                                                 -----------------
                                                    30,103,957
BEER, LIQUOR, & TOBACCO 0.0%
------------------------------------------------------------------
MGP Ingredients, Inc. (a)                 470            9,574
Universal Corp. (a)                       300           18,405
                                                 -----------------
                                                        27,979
BIOTECHNOLOGY 0.3%
------------------------------------------------------------------
Applera Corp. -- Celera Group *        68,048          966,282
Digene Corp. (a)*                      38,293        1,624,006
Harvard Bioscience, Inc. *            108,142          521,244
                                                 -----------------
                                                     3,111,532
CELLULAR & WIRELESS 0.0%
------------------------------------------------------------------
USA Mobility, Inc. (a)                 21,910          436,666

CHEMICALS & RUBBER 2.8%
------------------------------------------------------------------
A. Schulman, Inc. (a)                 323,637        7,624,888
Arch Chemicals, Inc. (a)              150,004        4,683,125
Bairnco Corp.                          14,680          197,446
CF Industries Holdings, Inc.
  (a)                                 174,494        6,726,744
Hercules, Inc. *                      333,590        6,518,348
Innospec, Inc.                         25,240        1,454,834
LSB Industries, Inc. (a)*              10,200          158,814
NewMarket Corp.                         1,800           73,206
Stepan Co. (a)                         20,920          549,150
Terra Industries, Inc. *                5,780          101,150
Tronox, Inc., Class A                  26,270          378,288
                                                 -----------------
                                                    28,465,993
COMMERCIAL AIRCRAFT & COMPONENTS 0.3%
------------------------------------------------------------------
Ducommun, Inc. *                       11,810          303,871
Sequa Corp., Class A (a)*              11,030        1,321,063
TransDigm Group, Inc. *                   370           13,461
Triumph Group, Inc. (a)                28,340        1,568,336
                                                 -----------------
                                                     3,206,731
COMMUNICATIONS UTILITIES 2.7%
------------------------------------------------------------------
Atlantic Tele-Network, Inc. (a)        67,050        1,752,017
CT Communications, Inc. (a)           172,300        4,152,430
D&E Communications, Inc.               50,654          674,711
Gilat Satellite Networks Ltd. *       229,200        1,890,900
Golden Telecom, Inc.                  168,629        9,338,674
Mediacom Communications Corp.,
  Class A (a)*                        297,967        2,425,451

                                                            See financial notes.
 52  Laudus Funds Annual Report

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Premiere Global Services, Inc.
  *                                     1,620           18,177
United Online, Inc. (a)               517,065        7,254,422
                                                 -----------------
                                                    27,506,782
CONSTRUCTION & HOMEBUILDING 1.2%
------------------------------------------------------------------
Comfort Systems USA, Inc.             164,100        1,965,918
EMCOR Group, Inc. (a)*                  2,900          171,042
Horizon Offshore, Inc. (a)*             2,555           36,945
Infrasource Services, Inc. (a)*         7,290          222,564
Insituform Technologies, Inc.,
  Class A (a)*                         62,000        1,288,980
Meadow Valley Corp. (a)*               21,781          282,282
Perini Corp. (a)*                     227,280        8,377,541
Skyline Corp.                           5,230          176,460
U.S. Home Systems, Inc. *               1,465           18,679
                                                 -----------------
                                                    12,540,411
CONSTRUCTION MATERIALS 0.4%
------------------------------------------------------------------
Ameron International Corp. (a)         52,780        3,476,091
Continental Materials Corp.
  (a)*                                  6,600          188,430
Oil-Dri Corp. of America                8,475          141,532
Patrick Industries, Inc. *             38,697          463,977
                                                 -----------------
                                                     4,270,030
CONSUMER DURABLES 0.3%
------------------------------------------------------------------
Universal Electronics, Inc. *         110,184        3,069,726

DRUGS & PHARMACEUTICALS 1.8%
------------------------------------------------------------------
E-Z-EM, Inc. *                         13,463          216,485
Geopharma, Inc. *                      11,115           48,906
Lifecore Biomedical, Inc. *                10              188
Natural Alternative
  International, Inc. (a)*             35,826          287,325
NBTY, Inc. (a)*                       115,753        6,139,539
Nutraceutical International
  Corp. *                              23,853          393,574
Perrigo Co. (a)                       287,668        5,080,217
Schiff Nutrition International,
  Inc. *                              134,150          921,610
Sciele Pharma, Inc. (a)*              213,229        5,049,263
Theragenics Corp. *                     6,950           43,507
                                                 -----------------
                                                    18,180,614
ELECTRIC UTILITIES 2.3%
------------------------------------------------------------------
Avista Corp.                           95,316        2,309,507
Central Vermont Public Service
  Corp.                                 2,560           73,779
CH Energy Group, Inc.                 148,449        7,227,982
Cleco Corp.                             1,560           40,295
El Paso Electric Co. *                 21,110          556,248
Portland General Electric Co.
  (a)                                   4,210          122,932
The Empire District Electric
  Co.                                  13,010          322,648
UIL Holdings Corp. (a)                 76,331        2,648,686
Unisource Energy Corp. (a)            262,613        9,861,118
Unitil Corp.                              200            5,434
                                                 -----------------
                                                    23,168,629
FINANCIAL INVESTMENTS 1.4%
------------------------------------------------------------------
Aaron Rents, Inc. (a)                 147,045        3,887,870
Ampal-American Israel Corp.,
  Class A *                             6,820           29,940

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
California First National
  Bancorp (a)                          36,431          479,068
Compass Diversified Trust                 660           11,068
Electro Rent Corp. *                   39,645          570,888
Enstar Group Ltd. (a)*                    112           11,048
ePlus, Inc. *                          30,534          325,187
Iconix Brand Group, Inc. (a)*          24,573          501,289
Jackson Hewitt Tax Service,
  Inc.                                 89,046        2,865,500
KMG America Corp. *                    56,250          260,437
Macrovision Corp. (a)*                  9,669          242,208
MVC Capital, Inc. *                       850           13,302
PICO Holdings, Inc. (a)*               51,670        2,206,826
Rent-A-Center, Inc. (a)*               45,052        1,260,555
SRS Labs, Inc. *                       32,260          449,382
Willis Lease Finance Corp. *           77,928          803,438
                                                 -----------------
                                                    13,918,006
FOREST PRODUCTS & PAPER 0.6%
------------------------------------------------------------------
American Woodmark Corp. (a)            16,246          597,203
Cenveo, Inc. *                         25,470          618,921
CSS Industries, Inc.                    4,210          157,791
Lydall, Inc. *                         84,410        1,341,275
Nashua Corp. *                          2,410           21,449
Rock-Tenn Co., Class A (a)             99,600        3,306,720
                                                 -----------------
                                                     6,043,359
FURNITURE & HOUSEHOLD ITEMS 3.5%
------------------------------------------------------------------
A.T. Cross Co., Class A *               1,040            9,152
Acuity Brands, Inc. (a)                97,590        5,312,800
AEP Industries, Inc. (a)*              16,754          720,422
American Biltrite, Inc. *              19,310          179,776
Bassett Furniture Industries,
  Inc.                                103,716        1,526,700
Chase Corp.                             8,700          282,837
Chromcraft Revington, Inc. *           45,690          439,538
Communications Systems, Inc.           59,900          621,762
Constar International, Inc.
  (a)*                                 79,440          703,044
Ethan Allen Interiors, Inc. (a)         3,750          132,525
Flexsteel Industries, Inc.             20,710          317,691
GameTech International, Inc.
  (a)*                                 13,009          158,970
Genlyte Group, Inc. (a)*               67,043        4,729,884
Griffon Corp. (a)*                    187,234        4,634,042
Herman Miller, Inc.                     5,770          193,237
Hooker Furniture Corp. (a)             23,269          466,543
JAKKS Pacific, Inc. (a)*              225,800        5,396,620
La-Z-Boy, Inc. (a)                     19,570          242,277
Movado Group, Inc. (a)                175,100        5,156,695
National Presto Industries,
  Inc.                                 14,390          887,000
Preformed Line Products Co. (a)           965           35,695
RC2 Corp. (a)*                            193            7,795
Tredegar Corp. (a)                     10,280          234,281
UFP Technologies, Inc. *                2,550           11,934
West Pharmaceutical Services,
  Inc. (a)                             67,873        3,151,343
                                                 -----------------
                                                    35,552,563
GAS & OTHER PUBLIC UTILITIES 0.6%
------------------------------------------------------------------
American States Water Co. (a)           5,880          216,796
Artesian Resources Corp., Class
  A                                     6,890          141,934
Delta Natural Gas Co., Inc.               499           12,475
Energy West, Inc.                       1,710           24,367
Florida Public Utilities Co.              600            7,440

See financial notes.
                                                 Laudus Funds Annual Report   53

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Industrial Services of America,
  Inc. (a)*                             1,807           12,016
RGC Resources, Inc.                     2,500           70,875
SJW Corp. (a)                          30,240        1,224,115
The Laclede Group, Inc. (a)            72,850        2,264,178
Waste Industries USA, Inc.             43,974        1,207,966
WGL Holdings, Inc. (a)                 31,220          998,416
                                                 -----------------
                                                     6,180,578
HEALTH CARE & HOSPITAL 1.8%
------------------------------------------------------------------
Almost Family, Inc. *                  36,872          918,113
Amedisys, Inc. *                        8,456          274,228
American Shared Hospital
  Services                             47,400          279,660
AMERIGROUP Corp. (a)*                  34,550        1,050,320
Gentiva Health Services, Inc. *        64,929        1,309,618
Hanger Orthopedic Group, Inc. *        56,853          663,475
IntegraMed America, Inc. (a)*          27,516          411,364
Kindred Healthcare, Inc. (a)*         113,780        3,729,708
MedCath Corp. *                        65,764        1,795,357
MEDTOX Scientific, Inc. *              12,950          238,280
National Dentex Corp. *                49,700          699,776
National Healthcare Corp. (a)          47,557        2,424,456
NovaMed, Inc. *                        63,891          414,014
Psychemedics Corp.                     28,614          485,007
Res-Care, Inc. (a)*                   189,081        3,308,917
Sun Healthcare Group, Inc. *            5,560           68,666
                                                 -----------------
                                                    18,070,959
INFORMATION & SERVICES 7.3%
------------------------------------------------------------------
Ablest, Inc. *                          2,560           18,906
Carriage Services, Inc. (a)*           42,150          340,993
CDI Corp. (a)                         116,700        3,374,964
CPI Corp. (a)                          10,520          552,405
Ecology & Environment, Inc.            25,210          299,495
Exponent, Inc. (a)*                   105,200        2,098,740
Forrester Research, Inc. (a)*          28,431          806,303
ICT Group, Inc. (a)*                   44,667          781,672
Infinity Pharmaceuticals, Inc.
  (a)*                                  2,700           32,508
Kelly Services, Inc., Class A
  (a)                                 223,895        7,209,419
Kendle International, Inc. (a)*       117,201        4,162,980
Kforce, Inc. *                          7,320          100,796
Layne Christensen Co. (a)*             56,162        2,045,420
Metal Management, Inc.                143,095        6,610,989
Monro Muffler Brake, Inc.              99,882        3,505,858
MPS Group, Inc. (a)*                  824,508       11,666,788
National Technical Systems,
  Inc. *                                9,626           58,430
Nobel Learning Communities,
  Inc. *                                4,980           75,397
Parexel International Corp.
  (a)*                                154,283        5,549,560
PDI, Inc. *                            26,253          249,929
RCM Technologies, Inc. *              103,793          740,044
Schnitzer Steel Industries,
  Inc., Class A (a)                   175,191        7,037,422
Security National Financial
  Corp., Class A *                     39,411          187,202
Spherion Corp. (a)*                   434,213        3,829,759
SRI/Surgical Express, Inc. *            3,322           16,743
Stewart Enterprises, Inc.,
  Class A                             113,957          918,493
TeleTech Holdings, Inc. (a)*          332,800       12,210,432

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
The Geo Group, Inc. *                   1,230           55,744
Viad Corp. (a)                          4,784          184,662
Volt Information Sciences, Inc.
  (a)*                                 12,420          325,280
VSE Corp.                               8,441          347,432
Westaff, Inc. (a)*                      5,840           33,405
                                                 -----------------
                                                    75,428,170
INSTRUMENTS 4.4%
------------------------------------------------------------------
1-800 CONTACTS, Inc. (a)*               1,397           23,470
Allied Healthcare Products,
  Inc. *                               78,652          476,238
Angeion Corp. (a)*                     28,109          413,202
Astro-Med, Inc.                        14,800          162,800
Atrion Corp.                           12,770        1,172,541
Bio-Rad Laboratories, Inc.,
  Class A *                            28,700        2,004,408
Bruker BioSciences Corp. (a)*         159,411        1,677,004
Cardiac Science Corp. *                   210            1,922
Cholestech Corp. *                     20,314          350,213
Coherent, Inc. (a)*                    17,682          561,227
Datascope Corp. (a)                   145,114        5,251,676
Enpath Medical, Inc. *                  5,964           59,640
Esterline Technologies Corp.
  (a)*                                  4,060          166,744
FEI Co. (a)*                          152,673        5,505,388
Frequency Electronics, Inc.             1,450           15,834
Hurco Cos., Inc. (a)*                   3,190          136,692
II-VI, Inc. (a)*                       51,671        1,749,063
Immucor, Inc. (a)*                    221,040        6,505,207
Input/Output, Inc. (a)*               100,848        1,389,686
IntriCon Corp. *                       14,660           86,494
K-Tron International, Inc. *           25,210        1,808,313
Kewaunee Scientific Corp.              25,868          275,494
Mesa Laboratories, Inc.                 1,700           32,224
New Brunswick Scientific Co.,
  Inc. *                               51,549          416,000
O.I. Corp.                             29,264          335,804
Oakley, Inc. (a)                       76,816        1,547,074
Orthofix International N.V. *           3,777          192,816
Perceptron, Inc. *                     41,657          374,913
Schmitt Industries, Inc. *              6,864           52,304
Span-America Medical Systems,
  Inc.                                 27,300          434,343
Tollgrade Communications, Inc.
  *                                     4,094           51,421
Varian, Inc. *                          9,496          553,237
Viasys Healthcare, Inc. *             273,560        9,298,304
Vicon Industries, Inc. *               35,120          349,444
Zoll Medical Corp. (a)*                38,504        1,026,132
Zygo Corp. *                            5,686           91,033
                                                 -----------------
                                                    44,548,305
INSURANCE 8.1%
------------------------------------------------------------------
Affirmative Insurance Holdings,
  Inc.                                  6,333          109,561
American Equity Investment Life
  Holding Co. (a)                      77,852        1,022,197
American Physicians Service
  Group, Inc. *                        22,300          393,483
American Safety Insurance
  Holdings Ltd. *                      76,900        1,465,714
Argonaut Group, Inc. (a)*              53,751        1,739,382
Delphi Financial Group, Inc.,
  Class A                             358,125       14,407,369

                                                            See financial notes.
 54  Laudus Funds Annual Report

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
FBL Financial Group, Inc.,
  Class A                              42,089        1,646,943
FPIC Insurance Group, Inc. (a)*        83,400        3,725,478
Great American Financial
  Resources, Inc. (a)                  84,200        2,061,216
Hallmark Financial Services,
  Inc. *                                6,562           79,006
Harleysville Group, Inc. (a)           22,319          725,144
Horace Mann Educators Corp.           402,421        8,269,752
IPC Holdings Ltd. (a)                 307,576        8,873,568
Kansas City Life Insurance Co.
  (a)                                  38,701        1,741,545
LandAmerica Financial Group,
  Inc. (a)                             88,698        6,555,669
Max Re Capital Ltd.                   290,910        7,412,387
Meadowbrook Insurance Group,
  Inc. (a)*                            26,950          296,180
Mercer Insurance Group, Inc.           16,687          331,904
National Western Life Insurance
  Co., Class A *                       24,363        5,964,062
NYMAGIC, Inc. (a)                      31,310        1,279,013
Ohio Casualty Corp.                       950           28,453
Presidential Life Corp.                91,863        1,811,538
RTW, Inc. (a)*                         36,000          294,120
SCPIE Holdings, Inc. (a)*               4,300           97,610
Selective Insurance Group, Inc.
  (a)                                 102,434        2,607,970
The Midland Co. (a)                     5,166          219,142
The Phoenix Cos., Inc.                 96,637        1,341,322
Unico American Corp. *                 50,686          642,192
United America Indemnity Ltd.,
  Class A *                           222,190        5,154,808
Wesco Financial Corp.                   3,500        1,610,000
Zenith National Insurance Corp.
  (a)                                  11,420          539,823
                                                 -----------------
                                                    82,446,551
IT HARDWARE 6.1%
------------------------------------------------------------------
AMIS Holdings, Inc. *                  77,920          853,224
Amtech Systems, Inc. *                 18,980          138,174
Avocent Corp. (a)*                     99,343        2,679,281
Axcelis Technologies, Inc. (a)*             4               31
CTS Corp. (a)                          23,900          330,298
Cymer, Inc. (a)*                       40,468        1,681,445
Digi International, Inc. *            106,385        1,351,089
EMS Technologies, Inc. *              133,302        2,568,730
Espey Manufacturing &
  Electronics Corp.                    21,600          424,440
Exar Corp. (a)*                       248,117        3,285,069
Globecomm Systems, Inc. *              50,780          543,346
Harmonic, Inc. *                       19,801          194,446
Imation Corp.                         259,730       10,487,897
inTEST Corp. *                          9,170           41,265
Kimball International, Inc.,
  Class B                               2,041           39,350
Lattice Semiconductor Corp. *         105,047          614,525
Merix Corp. (a)*                      134,189        1,103,034
Merrimac Industries, Inc. *            33,600          323,904
MKS Instruments, Inc. (a)*            282,773        7,216,367
Oplink Communications, Inc. *          76,544        1,375,496
Orbital Sciences Corp. (a)*            40,870          765,904
Pericom Semiconductor Corp. *          80,495          787,241

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
RF Micro Devices, Inc. (a)*         1,169,314        7,284,826
Rudolph Technologies, Inc. (a)*       158,589        2,765,792
Semitool, Inc. (a)*                   168,552        2,191,176
SonicWALL, Inc. (a)*                   36,309          303,543
Spectrum Control, Inc. *               95,516        1,174,847
Standard Microsystems Corp.
  (a)*                                105,865        3,233,117
Symmetricom, Inc. *                     6,220           51,626
Technitrol, Inc. (a)                  308,000        8,066,520
TriQuint Semiconductor, Inc. *         23,060          115,300
ViaSat, Inc. (a)*                       7,370          242,989
White Electronic Designs Corp.
  *                                       450            2,997
                                                 -----------------
                                                    62,237,289
LAND & WATER TRANSPORTATION 1.0%
------------------------------------------------------------------
B & H Ocean Carriers Ltd. *            10,410          190,503
GulfMark Offshore, Inc. (a)*           57,920        2,528,208
Hub Group, Inc., Class A *            119,247        3,456,971
International Shipholding Corp.
  *                                     2,310           42,412
Pacer International, Inc. (a)          43,160        1,162,730
Saia, Inc. (a)*                            96            2,280
Trico Marine Services, Inc.
  (a)*                                 54,658        2,036,557
U.S. Xpress Enterprises, Inc.,
  Class A (a)*                         26,075          450,054
Werner Enterprises, Inc. (a)              400            7,268
                                                 -----------------
                                                     9,876,983
MAINFRAME & MINICOMPUTERS 0.2%
------------------------------------------------------------------
Omnicell, Inc. *                      121,132        2,534,081

METAL PRODUCTS & MACHINERY 5.1%
------------------------------------------------------------------
Allied Motion Technologies,
  Inc. *                               44,926          287,077
Astec Industries, Inc. (a)*            20,930          842,432
Bonso Electronic International,
  Inc.                                 51,296          209,801
Chicago Rivet & Machine Co.             5,110          113,187
CompX International, Inc. (a)           6,610          106,619
Eastern Co.                             1,350           36,693
Electro Scientific Industries,
  Inc. (a)*                               200            3,848
EnPro Industries, Inc. (a)*           209,137        7,539,389
Evans & Sutherland Computer
  Corp. *                              63,701          200,658
EXX, Inc., Class A *                    2,200            6,930
Gerber Scientific, Inc. (a)*          141,900        1,505,559
Hardinge, Inc.                         85,092        2,226,007
Kadant, Inc. (a)*                      57,470        1,457,439
Material Sciences Corp. *               7,310           72,954
MFRI, Inc. *                              857           15,889
Newport Corp. (a)*                     13,686          224,040
NN, Inc. (a)                            9,761          121,915
North American Galvanizing &
  Coatings, Inc. *                      7,500           38,400
P & F Industries, Inc., Class A
  *                                     9,350          117,062
Q.E.P. Co., Inc. *                      7,748           46,565
Regal Beloit Corp. (a)                239,960       11,129,345
Robbins & Myers, Inc. (a)              21,170          789,429
Rofin-Sinar Technologies, Inc.
  (a)*                                  5,702          337,444
RTI International Metals, Inc.
  (a)*                                 14,740        1,341,487
Sauer-Danfoss, Inc. (a)                 2,760           83,076

See financial notes.
                                                 Laudus Funds Annual Report   55

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
SL Industries, Inc. *                  35,980          541,499
Standex International Corp.            88,160        2,513,442
Tech/Ops Sevcon, Inc.                     300            2,055
The Middleby Corp. (a)*                17,271        2,277,009
Twin Disc, Inc.                        63,000        2,690,100
Varian Semiconductor Equipment
  Associates, Inc. (a)*                   310           16,548
Veeco Instruments, Inc. (a)*          255,427        4,980,826
Velcro Industries N.V.                    875           15,129
Watts Water Technologies, Inc.,
  Class A                               2,270           86,328
Woodward Governor Co.                 253,722       10,445,735
                                                 -----------------
                                                    52,421,916
MISCELLANEOUS FINANCE 1.7%
------------------------------------------------------------------
Cohen & Steers, Inc. (a)               35,924        1,547,606
Knight Capital Group, Inc.,
  Class A (a)*                        703,373       11,141,428
SWS Group, Inc. (a)                   184,828        4,585,583
                                                 -----------------
                                                    17,274,617
OIL & COAL RESOURCES 0.5%
------------------------------------------------------------------
Mariner Energy, Inc. (a)*             211,844        4,052,576
PrimeEnergy, Corp. (a)*                 6,800          395,488
Rosetta Resources, Inc. (a)*           19,430          399,092
Teton Energy Corp. *                   21,468          103,905
                                                 -----------------
                                                     4,951,061
OIL DISTRIBUTION 1.0%
------------------------------------------------------------------
Adams Resources & Energy, Inc.         32,070        1,175,686
Western Refining, Inc. (a)            229,511        8,955,519
                                                 -----------------
                                                    10,131,205
OIL DRILLING & SERVICES 1.7%
------------------------------------------------------------------
Atwood Oceanics, Inc. (a)*             75,560        4,434,616
Basic Energy Services, Inc.
  (a)*                                119,820        2,791,806
Bronco Drilling Co., Inc. (a)*         16,301          270,108
Dawson Geophysical Co. (a)*            54,968        2,722,565
Global Industries Ltd. (a)*           114,390        2,092,193
Lufkin Industries, Inc. (a)            70,856        3,980,690
Oil States International, Inc.
  *                                    31,850        1,022,066
T-3 Energy Services, Inc *              2,535           51,004
W-H Energy Services, Inc. *             3,275          153,074
                                                 -----------------
                                                    17,518,122
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.4%
------------------------------------------------------------------
Baldwin Technology Co., Inc.,
  Class A *                           100,427          502,135
Interphase Corp. (a)*                  18,740          209,138
Printronix, Inc.                       51,505          713,344
STEC, Inc. (a)*                       281,460        1,981,479
VASCO Data Security
  International, Inc. (a)*             16,452          293,997
                                                 -----------------
                                                     3,700,093
PUBLISHING, BROADCASTING & CINEMA 1.1%
------------------------------------------------------------------
Alloy, Inc. *                           7,070           83,992
Champion Industries, Inc.              20,690          170,899
Consolidated Graphics, Inc.
  (a)*                                    620           45,911
Franklin Covey Co. (a)*               189,350        1,495,865
Media General, Inc., Class A
  (a)                                 112,430        4,290,329
Regent Communications, Inc. *          24,014           77,325

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Scholastic Corp. *                     92,658        2,881,664
Source Interlink Cos., Inc.
  (a)*                                260,720        1,749,431
Tufco Technologies, Inc. *             17,915          146,365
                                                 -----------------
                                                    10,941,781
REAL ESTATE DEVELOPMENT 0.7%
------------------------------------------------------------------
AMREP Corp. (a)*                       29,256        2,260,026
Avatar Holdings, Inc. (a)*             36,534        2,609,989
ILX Resorts, Inc.                      28,300          263,190
J.W. Mays, Inc. *                      17,100          367,650
Stratus Properties, Inc. *              1,440           48,413
United Capital Corp. *                  7,750          264,353
Wellsford Real Properties, Inc.
  *                                    27,053          211,419
                                                 -----------------
                                                     6,025,040
REAL ESTATE INVESTMENT TRUSTS 6.3%
------------------------------------------------------------------
American Campus Communities,
  Inc. (a)                              6,160          186,586
Ashford Hospitality Trust (a)         479,346        5,723,391
Associated Estates Realty Corp.
  (a)                                  22,680          319,561
Digital Realty Trust, Inc. (a)         10,611          423,379
Eagle Hospitality Properties
  Trust, Inc.                          41,223          459,636
Extra Space Storage, Inc. (a)          20,210          382,777
Franklin Street Properties
  Corp. (a)                             9,910          190,074
Gladstone Commercial Corp.              3,560           71,378
Highland Hospitality Corp. (a)        461,320        8,211,496
Innkeepers USA Trust                    8,910          145,055
LaSalle Hotel Properties (a)          160,671        7,448,708
LTC Properties, Inc. (a)              187,670        4,862,530
Medical Properties Trust, Inc.
  (a)                                 122,354        1,797,380
Mission West Properties, Inc.         113,700        1,644,102
Monmouth Capital Corp.                    930            5,143
Monmouth Real Estate Investment
  Corp., Class A                       28,300          243,946
National Health Investors, Inc.
  (a)                                  99,234        3,109,994
National Retail Properties,
  Inc.                                262,856        6,358,487
One Liberty Properties, Inc.           17,900          408,299
Presidential Realty Corp.,
  Class B                                 650            4,891
Republic Property Trust                65,310          750,412
Spirit Finance Corp.                  355,773        5,301,018
Strategic Hotel & Resorts, Inc.
  (a)                                 176,464        4,035,732
Sunstone Hotel Investors, Inc.        301,683        8,223,879
Supertel Hospitality, Inc.             61,059          465,880
Winston Hotels, Inc. *                 82,071        1,233,527
Winthrop Realty Trust                 268,250        1,773,132
                                                 -----------------
                                                    63,780,393
RESTAURANTS, HOTELS & THEATERS 3.3%
------------------------------------------------------------------
Analogic Corp.                            720           45,274
Ark Restaurants Corp.                  29,872        1,011,765
Avalon Holdings Corp., Class A
  *                                     1,360           10,839
Benihana, Inc. *                       10,604          299,563
Benihana, Inc., Class A *              66,609        1,887,699
Bob Evans Farms, Inc. (a)             192,590        7,116,200
Buffalo Wild Wings, Inc. (a)*           2,343          149,249
CBRL Group, Inc. (a)                  102,782        4,758,807
CEC Entertainment, Inc. *               1,620           67,295
Churchill Downs, Inc. (a)               1,640           74,440

                                                            See financial notes.
 56  Laudus Funds Annual Report

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Friendly Ice Cream Corp. (a)*          18,220          270,931
Frisch's Restaurants, Inc.             27,500        1,031,250
Interstate Hotels & Resorts,
  Inc. *                              207,290        1,308,000
J. Alexander's Corp.                   28,530          315,256
Live Nation, Inc. (a)*                171,850        3,791,011
Marcus Corp.                          141,000        3,279,660
Max & Erma's Restaurants, Inc.
  *                                     4,223           38,007
Mexican Restaurants, Inc. *             4,060           38,935
Nathan's Famous, Inc. *                35,277          529,155
Red Lion Hotels Corp. *                   570            7,091
Silverleaf Resorts, Inc. *              7,300           33,872
Speedway Motorsports, Inc.              2,050           79,438
Star Buffet, Inc.                       8,323           69,497
The Steak n Shake Co. (a)*             75,730        1,269,992
Trump Entertainment Resorts,
  Inc. (a)*                                14              253
Vail Resorts, Inc. (a)*                67,387        3,661,136
WMS Industries, Inc. *                 68,113        2,672,754
                                                 -----------------
                                                    33,817,369
RETAIL 5.0%
------------------------------------------------------------------
1-800-FLOWERS.COM, Inc., Class
  A (a)*                              259,953        2,022,434
Books-A-Million, Inc. (a)                 947           13,485
Cabela's, Inc. *                       15,850          393,239
Cash America International,
  Inc. (a)                             59,621        2,444,461
Charlotte Russe Holding, Inc.
  (a)*                                 86,398        2,494,310
Charming Shoppes, Inc. (a)*            12,036          155,866
Collegiate Pacific, Inc. (a)           45,230          352,794
Cost-U-Less, Inc. *                    38,049          342,061
EZCORP, Inc., Class A (a)*            322,473        4,750,027
First Cash Financial Services,
  Inc. *                               12,810          285,407
Gottschalks, Inc. (a)*                 35,030          499,878
GSI Commerce, Inc. (a)*                12,767          288,407
Hastings Entertainment, Inc. *         81,590          497,699
Haverty Furniture Cos., Inc.
  (a)                                 113,134        1,583,876
Insight Enterprises, Inc. (a)*        186,747        3,357,711
Jennifer Convertibles, Inc. *           9,280           43,245
Longs Drug Stores Corp. (a)           116,293        6,005,371
Mothers Work, Inc. (a)*                 3,434          113,803
Restoration Hardware, Inc. (a)*       260,753        1,710,540
Retail Ventures, Inc. (a)*             20,630          434,261
REX Stores Corp. *                     51,540          843,194
Ruddick Corp. (a)                      15,310          460,525
Rush Enterprises, Inc., Class A
  (a)*                                 88,253        1,695,340
Rush Enterprises, Inc., Class B
  *                                    12,100          219,131
Shoe Carnival, Inc. *                  15,068          501,764
Spartan Stores, Inc.                  168,244        4,508,939
Sport Chalet, Inc., Class A *          55,408          603,393
Sport Chalet, Inc., Class B *           4,499           48,567
Stage Stores, Inc.                    115,824        2,699,857
Systemax, Inc. (a)*                    37,588          704,023
The Bon-Ton Stores, Inc. (a)           51,900        2,918,856
The Great Atlantic & Pacific
  Tea Co., Inc. (a)*                  153,520        5,093,794
Trans World Entertainment Corp.
  *                                    34,268          194,642

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Village Super Market, Inc.,
  Class A (a)                          17,092        1,632,115
Weis Markets, Inc. (a)                 33,900        1,515,330
                                                 -----------------
                                                    51,428,345
SOAPS & COSMETICS 0.0%
------------------------------------------------------------------
Cascade International, Inc.
  (a)(b)(c)*                           39,200               --

SOFTWARE 7.8%
------------------------------------------------------------------
Allscripts Healthcare
  Solutions, Inc. (a)*                153,350        4,111,313
American Software, Inc., Class
  A (a)                               221,600        1,783,880
Ansoft Corp. (a)*                      91,080        2,881,771
Aspen Technology, Inc. (a)*            68,100          885,300
Black Box Corp. (a)                   168,550        6,158,817
Blackbaud, Inc. (a)                     1,116           27,253
Captaris, Inc. (a)*                   181,333        1,049,918
CIBER, Inc. (a)*                       98,220          772,991
Computer Task Group, Inc. *            61,378          276,815
CSP, Inc. (a)*                         19,892          183,603
Edgewater Technology, Inc. (a)*       111,194          938,477
Goldleaf Financial Solutions,
  Inc. *                               18,800          123,704
Harris Interactive, Inc. (a)*         213,300        1,286,199
HMS Holdings Corp. (a)*                   926           20,279
Inforte Corp. *                        27,245           94,540
Interwoven, Inc. *                      2,240           37,856
Keynote Systems, Inc. *                   940           12,615
Lawson Software, Inc. (a)*            324,231        2,623,029
Lightbridge, Inc. *                   115,724        2,033,271
Mentor Graphics Corp. (a)*            674,800       11,026,232
Moldflow Corp. *                       91,950        1,382,008
Move, Inc. *                           92,170          510,622
Ness Technologies, Inc. (a)*           21,474          274,438
NetManage, Inc. *                      13,856           72,744
NetScout Systems, Inc. (a)*            87,319          790,237
PC-Tel, Inc. *                        148,770        1,512,991
Perficient, Inc. (a)*                  61,622        1,218,883
Perot Systems Corp., Class A
  (a)*                                715,100       12,778,837
Quality Systems, Inc. (a)*             28,200        1,128,000
Quest Software, Inc. (a)*                 350            5,695
SAVVIS, Inc. (a)*                     206,304        9,877,836
Smith Micro Software, Inc. (a)*       116,707        2,174,251
SPSS, Inc. (a)*                       114,017        4,116,014
Sybase, Inc. (a)*                      77,160        1,950,605
Syntel, Inc. (a)                       15,749          545,703
Taleo Corp., Class A (a)*             114,580        1,899,736
Technology Solutions Co. *              2,559           19,986
TechTeam Global, Inc. *                21,882          273,525
The TriZetto Group, Inc. (a)*          72,436        1,449,444
THQ, Inc. *                            17,056          583,145
TSR, Inc.                              51,100          215,642
                                                 -----------------
                                                    79,108,205
TEXTILES & APPAREL 3.7%
------------------------------------------------------------------
Crocs, Inc. *                          12,000          567,000
Culp, Inc. *                           53,280          377,222
Cutter & Buck, Inc.                     6,724           79,679
Deckers Outdoor Corp. *                49,850        3,540,347

See financial notes.
                                                 Laudus Funds Annual Report   57

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Decorator Industries, Inc.                710            4,970
G-III Apparel Group Ltd. (a)*          75,640        1,440,942
Guess?, Inc.                          244,900        9,916,001
Hallwood Group, Inc. (a)*               1,331          139,090
Interface, Inc., Class A              350,800        5,609,292
LaCrosse Footwear, Inc. *               1,188           18,295
Skechers U.S.A., Inc., Class A
  *                                    71,390        2,396,562
Steven Madden Ltd. (a)*               145,039        4,235,139
Stride Rite Corp. (a)                  80,480        1,238,587
The Gymboree Corp. *                  147,350        5,904,315
UniFirst Corp. (a)                     56,860        2,181,718
Weyco Group, Inc.                       1,673           43,465
                                                 -----------------
                                                    37,692,624
WHOLESALE 2.6%
------------------------------------------------------------------
Agilysys, Inc. (a)                     18,860          423,784
Applied Industrial
  Technologies, Inc. (a)               16,365          401,597
Bell Microproducts, Inc. (a)*           1,385            8,864
Brown Shoe Co., Inc. (a)              285,870       12,006,540
Coast Distribution System, Inc.        28,890          223,898
Delta Apparel, Inc.                    43,940          764,556
Huttig Building Products, Inc.
  *                                    10,690           64,675
IKON Office Solutions, Inc. (a)       164,810        2,368,320
Industrial Distribution Group,
  Inc. *                               97,800        1,221,522
Kaman Corp.                             9,140          213,053
Lawson Products, Inc. (a)               1,208           45,759
Man Sang Holdings, Inc. *                 200            1,200
NACCO Industries, Inc., Class A
  (a)                                  46,415        6,377,885
Nu Horizons Electronics Corp.
  (a)*                                 41,750          439,627
Nu Skin Enterprises, Inc.,
  Class A (a)                             290            4,791
Park-Ohio Holdings Corp. *                600           11,100
Richardson Electronics Ltd.            24,740          231,072
TESSCO Technologies, Inc. *            43,821        1,191,493
Traffix, Inc.                           1,160            6,426
                                                 -----------------
                                                    26,006,162
                                                 -----------------
TOTAL COMMON STOCK (COST $767,896,335)           1,010,613,511
                                                 -----------------
SECURITY                          FACE AMOUNT        VALUE
RATE, MATURITY DATE                   ($)             ($)
SHORT-TERM INVESTMENT 0.0% OF NET ASSETS
REPURCHASE AGREEMENT 0.0%
------------------------------------------------------------------
Fixed Income Clearing Corp.
  dated 03/30/07, due 04/02/07
  at 5.00%, with a maturity
  value of $501,209 (fully
  collateralized by Federal
  National Mortgage Association
  with a value of $513,825.)          501,000          501,000
                                                 -----------------
TOTAL SHORT-TERM INVESTMENT
  (COST $501,000)                                      501,000
------------------------------------------------------------------
END OF INVESTMENTS.
At 03/31/07 the tax basis cost of the fund's investments was
$768,875,666 and the unrealized gains and losses were $257,598,744 and ($15,359,899), respectively, with a net unrealized
appreciation of $242,238,845.

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
COLLATERAL INVESTED FOR SECURITIES ON LOAN 8.9% OF NET ASSETS
State Street Navigator Security
  Lending Prime Portfolio          90,803,224       90,803,224
------------------------------------------------------------------
END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

*  Non-income producing security.

(a) All or a portion of this security is on loan.

(b) Fair-valued by management.

(c) Bankrupt security/delisted.

                                                            See financial notes.
 58  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS as of March 31, 2007

                                          COST           VALUE
HOLDINGS BY CATEGORY                       ($)            ($)
-----------------------------------------------------------------
 97.9%     COMMON STOCK                107,410,263    127,031,334
   --%     RIGHTS                               --             --
-----------------------------------------------------------------
 97.9%     TOTAL INVESTMENTS           107,410,263    127,031,334
  2.1%     OTHER ASSETS AND
           LIABILITIES                                  2,777,720
-----------------------------------------------------------------
100.0%     NET ASSETS                                 129,809,054

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
COMMON STOCK 97.9% OF NET ASSETS
AUSTRALIA 5.7%
-----------------------------------------------------------------
AIRLINES 0.1%
Qantas Airways Ltd.                    50,100         212,112
BANKS & CREDIT INSTITUTIONS 2.0%
Australia and New Zealand Banking
  Group Ltd.                           31,100         746,297
Commonwealth Bank of Australia         18,400         747,085
National Australia Bank Ltd.           26,100         851,181
St. George Bank Ltd.                    2,100          59,385
Westpac Banking Corp.                   6,800         144,798
                                                  ---------------
                                                    2,548,746
BASIC MINERALS & METALS 1.5%
BHP Billiton Ltd.                      22,600         547,438
BlueScope Steel Ltd.                   25,300         214,595
Felix Resources Ltd.                    8,500          34,291
Independence Group NL                   6,100          24,448
Jabiru Metals Ltd. *                    5,700           5,714
Jubilee Mines NL                        6,700          94,584
Kagara Zinc Ltd.                        3,200          13,245
Minara Resources Ltd.                  20,200         120,264
Mincor Resources NL                     7,600          18,818
OneSteel Ltd.                          18,785          78,245
Perilya Ltd.                           10,900          31,782
Rio Tinto Ltd.                          7,800         496,428
Sally Malay Mining Ltd. *               9,600          30,488
Smorgon Steel Group Ltd.               22,680          37,376
Zinifex Ltd.                           20,600         262,185
                                                  ---------------
                                                    2,009,901
BEER, LIQUOR, & TOBACCO 0.0%
Foster's Group Ltd.                     6,000          33,192
Lion Nathan Ltd.                        2,500          17,879
                                                  ---------------
                                                       51,071
CELLULAR & WIRELESS 0.3%
Telstra Corp., Ltd.                    91,000         343,317
CONSTRUCTION & HOMEBUILDING 0.1%
Leighton Holdings Ltd.                  6,000         162,503
CONSTRUCTION MATERIALS 0.0%
Adelaide Brighton Ltd.                  5,800          16,069
INFORMATION & SERVICES 0.0%
WorleyParsons Ltd.                      2,000          44,567

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
INSURANCE 0.3%
Insurance Australia Group Ltd.          8,500          40,261
QBE Insurance Group Ltd.                6,900         175,743
Suncorp-Metway Ltd.                     7,893         132,532
                                                  ---------------
                                                      348,536
MISCELLANEOUS FINANCE 0.1%
ASX Ltd.                                2,500          88,827
OIL DISTRIBUTION 0.0%
Caltex Australia Ltd.                     700          13,467
PUBLISHING, BROADCASTING &
  CINEMA 0.1%
West Australian Newspapers
  Holdings Ltd.                         6,100          77,013
REAL ESTATE DEVELOPMENT 0.2%
Lend Lease Corp., Ltd.                 13,700         221,190
REAL ESTATE INVESTMENT TRUSTS 0.2%
Westfield Group                        15,100         250,918
RESTAURANTS, HOTELS &
  THEATERS 0.2%
Amalgamated Holdings Ltd.               2,575          13,520
TABCORP Holdings Ltd.                  17,700         236,094
                                                  ---------------
                                                      249,614
RETAIL 0.5%
Coles Group Ltd.                        1,600          21,006
Goodman Fielder Ltd.                   39,600          78,158
Woolworths Ltd.                        23,800         522,646
                                                  ---------------
                                                      621,810
WHOLESALE 0.1%
Sims Group Ltd.                         5,300          99,904
                                                  ---------------
                                                    7,359,565
AUSTRIA 0.9%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.1%
Boehler-Uddeholm AG                       164          15,803
Voestalpine AG                          1,212          87,944
                                                  ---------------
                                                      103,747
COMMUNICATIONS UTILITIES 0.4%
Telekom Austria AG                     20,000         502,548
FOREST PRODUCTS & PAPER 0.0%
Mayr-Melnhof Karton AG                    103          22,993
REAL ESTATE DEVELOPMENT 0.4%
Conwert Immobilien Invest AG *          2,210          48,624
Immofinanz Immobilien Analagen AG
  *                                    28,000         450,300
                                                  ---------------
                                                      498,924
                                                  ---------------
                                                    1,128,212

See financial notes.
                                                 Laudus Funds Annual Report   59

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS continued

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
BELGIUM 1.8%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 1.3%
Fortis                                 36,400       1,663,599
INSTRUMENTS 0.1%
Agfa Gevaert N.V.                       8,000         181,099
RESTAURANTS, HOTELS &
  THEATERS 0.0%
S.A. D'Ieteren N.V.                       117          48,202
RETAIL 0.4%
Delhaize Group                          4,800         442,935
                                                  ---------------
                                                    2,335,835
CHINA 0.1%
-----------------------------------------------------------------
MISCELLANEOUS FINANCE 0.1%
BOC Hong Kong (Holdings) Ltd.          32,000          77,431
DENMARK 0.9%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.7%
Danske Bank A/S                        19,477         902,914
BEER, LIQUOR, & TOBACCO 0.2%
Carlsberg A/S                           2,418         262,692
                                                  ---------------
                                                    1,165,606
FINLAND 1.0%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.2%
Outokumpu Oyj                           7,200         247,829
CHEMICALS & RUBBER 0.1%
Kemira Oyj                              8,967         205,225
FOREST PRODUCTS & PAPER 0.4%
UPM-Kymmene Oyj                        21,692         554,090
IT HARDWARE 0.3%
Elcoteq Network Corp., Class A          1,600          16,873
Nokia Oyj                              14,291         329,294
                                                  ---------------
                                                      346,167
                                                  ---------------
                                                    1,353,311
FRANCE 10.6%
-----------------------------------------------------------------
AIRLINES 0.3%
Air France-KLM                          8,400         384,202
AUTOS 1.2%
PSA Peugeot Citroen                     9,600         676,885
Renault S.A.                            7,300         855,546
Societe Fonciere Financiere et de
  Participations (FFP)                    270          74,252
                                                  ---------------
                                                    1,606,683
BANKS & CREDIT INSTITUTIONS 1.1%
BNP Paribas                            11,800       1,234,223
Societe Generale                        1,000         172,909
                                                  ---------------
                                                    1,407,132
BASIC MINERALS & METALS 0.0%
Nexans S.A.                               280          37,259
CELLULAR & WIRELESS 1.1%
Vivendi                                36,000       1,467,221

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
CHEMICALS & RUBBER 0.6%
Compagnie Generale des
  Etablissements Michelin, Class B      6,600         729,717
COMMUNICATIONS UTILITIES 0.6%
France Telecom S.A.                    28,800         763,168
CONSTRUCTION MATERIALS 0.9%
Ciments Francais S.A.                     417          88,758
Compagnie de Saint-Gobain              10,400       1,021,092
                                                  ---------------
                                                    1,109,850
DRUGS & PHARMACEUTICALS 1.2%
Sanofi-Aventis                         18,566       1,615,505
INSURANCE 0.3%
CNP Assurances                          3,456         404,434
INTEGRATED OIL COMPANIES 0.5%
Total S.A.                              8,700         607,790
IT HARDWARE 0.5%
Alcatel-Lucent                         32,000         378,050
STMicroelectronics N.V.                12,423         239,209
                                                  ---------------
                                                      617,259
METAL PRODUCTS & MACHINERY 0.1%
Valeo S.A.                              3,200         188,235
MISCELLANEOUS FINANCE 1.0%
Credit Agricole S.A.                   24,800         969,363
Natixis                                12,101         296,218
                                                  ---------------
                                                    1,265,581
PUBLISHING, BROADCASTING &
  CINEMA 0.0%
Havas S.A.                              1,726           9,984
REAL ESTATE DEVELOPMENT 0.0%
Fonciere des Regions                       66          12,409
Nexity                                    142          12,201
                                                  ---------------
                                                       24,610
RESTAURANTS, HOTELS &
  THEATERS 0.5%
Club Mediterranee S.A. *                3,000         176,378
Pierre & Vacances                         800         110,253
Sodexho Alliance S.A.                   4,800         352,257
                                                  ---------------
                                                      638,888
SOFTWARE 0.2%
Atos Origin S.A. *                      2,217         149,250
Cap Gemini S.A.                           900          68,502
                                                  ---------------
                                                      217,752
TEXTILES & APPAREL 0.5%
Christian Dior S.A.                     5,400         658,431
                                                  ---------------
                                                   13,753,701
GERMANY 7.2%
-----------------------------------------------------------------
AUTOS 1.6%
DaimlerChrysler AG -- Reg'd            23,400       1,914,475
Volkswagen AG                           1,105         165,835
                                                  ---------------
                                                    2,080,310
BASIC MINERALS & METALS 0.3%
ThyssenKrupp AG                         8,700         431,861

                                                            See financial notes.
 60  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
CHEMICALS & RUBBER 2.0%
BASF AG                                 5,000         562,635
Bayer AG                               25,877       1,656,824
Lanxess *                               6,000         310,414
                                                  ---------------
                                                    2,529,873
DRUGS & PHARMACEUTICALS 0.1%
Altana AG                               1,200          78,053
ELECTRIC UTILITIES 1.0%
E.ON AG                                 9,846       1,340,374
GOVERNMENT AIRCRAFT & DEFENSE 0.0%
Rheinmetall AG                            129          12,042
INSURANCE 0.2%
Allianz AG -- Reg'd                     1,400         286,426
IT HARDWARE 0.5%
Infineon Technologies AG *             41,000         638,478
METAL PRODUCTS & MACHINERY 0.2%
Siemens AG -- Reg'd                     2,800         299,880
MISCELLANEOUS FINANCE 1.3%
Deutsche Bank AG -- Reg'd              12,500       1,683,167
                                                  ---------------
                                                    9,380,464
GREECE 0.4%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.2%
Coca Cola Hellenic Bottling Co.,
  S.A.                                  7,358         310,542
BANKS & CREDIT INSTITUTIONS 0.1%
Bank of Greece                            479          62,696
COMMUNICATIONS UTILITIES 0.1%
Hellenic Telecommunications
  Organization S.A. (OTE) *             4,500         122,748
                                                  ---------------
                                                      495,986
HONG KONG 1.8%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.2%
Hang Seng Bank Ltd.                    15,600         221,616
BASIC MINERALS & METALS 0.0%
China Oriental Group Co., Ltd.        110,000          36,356
COMMUNICATIONS UTILITIES 0.1%
PCCW Ltd.                             157,000          94,179
ELECTRIC UTILITIES 0.3%
CLP Holdings Ltd.                      54,500         398,093
Hongkong Electric Holdings Ltd.         5,500          28,200
                                                  ---------------
                                                      426,293
LAND & WATER TRANSPORTATION 0.0%
Transport International Holdings
  Ltd.                                    400           2,171
MISCELLANEOUS FINANCE 0.2%
Guoco Group Ltd.                       10,000         140,569
Jardine Strategic Holdings Ltd.        11,000         141,247
                                                  ---------------
                                                      281,816
REAL ESTATE DEVELOPMENT 0.9%
Cheung Kong (Holdings) Ltd.            24,000         303,414
Great Eagle Holdings Ltd.              14,000          47,305

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
Hang Lung Group Ltd.                   37,000         130,683
Hang Lung Properties Ltd.              78,000         216,547
Henderson Investment Ltd.               1,909           3,892
Henderson Land Development Co.,
  Ltd.                                 28,000         163,265
Hopson Development Holdings Ltd.       12,000          30,007
Kerry Properties Ltd.                  23,500         120,524
New World Development Co., Ltd.         3,000           6,775
Pacific Century Premium
  Developments Ltd.                   115,000          36,347
Swire Pacific Ltd.                      2,500          28,041
Wheelock & Co., Ltd.                   61,000         136,840
Wheelock Properties (S) Ltd.            5,000           5,279
                                                  ---------------
                                                    1,228,919
RETAIL 0.1%
Esprit Holdings Ltd.                    6,500          76,167
                                                  ---------------
                                                    2,367,517
IRELAND 0.8%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Kerry Group plc                         2,342          65,463
BANKS & CREDIT INSTITUTIONS 0.7%
Allied Irish Banks plc (AIB)           31,500         932,438
                                                  ---------------
                                                      997,901
ITALY 3.7%
-----------------------------------------------------------------
AUTOS 0.6%
Fiat S.p.A. *                          31,327         794,082
BANKS & CREDIT INSTITUTIONS 0.2%
UniCredito Italiano S.p.A.             24,000         228,534
CHEMICALS & RUBBER 0.2%
Pirelli & C. S.p.A. *                 200,000         221,193
COMMUNICATIONS UTILITIES 0.1%
Telecom Italia S.p.A.                  30,000          85,714
CONSTRUCTION MATERIALS 0.2%
Italcementi S.p.A.                      7,252         217,792
Italmobiliare S.p.A.                      743          86,034
                                                  ---------------
                                                      303,826
ELECTRIC UTILITIES 0.9%
C.I.R. S.p.A. -- Compagnie
  Industriali Riunite                   3,549          14,154
Edison S.p.A.                          53,969         156,474
Enel S.p.A.                            96,194       1,030,186
                                                  ---------------
                                                    1,200,814
FOREST PRODUCTS & PAPER 0.1%
IFIL-Investments S.p.A.                17,323         169,778
GAS & OTHER PUBLIC UTILITIES 0.0%
Iride S.p.A.                           15,770          53,418
GOVERNMENT AIRCRAFT & DEFENSE 0.5%
Finmeccanica S.p.A.                    19,200         577,143
INTEGRATED OIL COMPANIES 0.6%
Eni S.p.A.                             24,500         797,277

See financial notes.
                                                 Laudus Funds Annual Report   61

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS continued

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
METAL PRODUCTS & MACHINERY 0.1%
Danieli S.p.A. -- Officine
  Meccanishe Danieli & C.               4,353         102,550
PUBLISHING, BROADCASTING &
  CINEMA 0.1%
Mondadori (Arnoldo) Editore S.p.A.     16,000         167,376
REAL ESTATE DEVELOPMENT 0.1%
Immobiliare Lombarda S.p.A. *         429,535         127,308
                                                  ---------------
                                                    4,829,013
JAPAN 21.9%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
Mikuni Coca-Cola Bottling Co.,
  Ltd.                                  1,700          17,769
AIRLINES 0.0%
Japan Airlines Corp. *                  3,000           6,233
AUTOS 3.5%
Fuji Heavy Industries Ltd.             40,000         207,164
Futaba Industrial Co., Ltd.             1,500          36,278
HI-LEX Corp.                              400           6,556
Honda Motor Co., Ltd.                  30,100       1,048,854
Kanto Auto Works Ltd.                   3,700          46,904
Kawasaki Heavy Industries Ltd.         22,000          92,803
Mazda Motor Corp.                       6,000          33,087
Mitsuba Corp.                           3,000          23,447
Nissan Motor Co., Ltd.                 77,200         824,758
Nissan Shatai Co., Ltd.                 9,000          45,737
Suzuki Motor Corp.                     10,900         282,087
Topre Corp.                             2,600          23,650
Toyota Auto Body Co., Ltd.              5,700         107,069
Toyota Motor Corp.                     22,400       1,434,516
Yamaha Motor Co., Ltd.                 11,800         329,580
                                                  ---------------
                                                    4,542,490
BANKS & CREDIT INSTITUTIONS 0.6%
Daishi Bank Ltd.                       10,000          42,256
Kagoshima Bank Ltd.                     2,000          14,535
Mizuho Financial Group, Inc.               74         475,352
Orient Corp. *                          1,000           1,699
San-in Godo Bank Ltd.                   3,000          28,343
Shiga Bank Ltd.                         5,000          34,628
Takefuji Corp.                          3,500         140,172
The Eighteenth Bank Ltd.               11,000          51,304
The Mie Bank Ltd.                       7,000          34,572
                                                  ---------------
                                                      822,861
BASIC MINERALS & METALS 2.1%
JFE Holdings, Inc.                     10,900         643,613
Kobe Steel Ltd.                       117,000         470,145
Maruichi Steel Tube Ltd.                3,900         120,946
Nakayama Steel Works Ltd.               5,000          19,218
Nippon Steel Corp.                    118,000         828,613
Nisshin Steel Co., Ltd.                43,000         184,814
Osaka Steel Co., Ltd.                   1,700          32,503
Sumitomo Electric Industries Ltd.       3,100          46,957
Sumitomo Metal Mining Co., Ltd.        14,000         269,191
Tokyo Steel Manufacturing Co.,
  Ltd.                                    700          10,297
Yodogawa Steel Works Ltd.               8,000          49,202
                                                  ---------------
                                                    2,675,499

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
BEER, LIQUOR, & TOBACCO 1.0%
Asahi Breweries Ltd.                   22,600         361,980
Japan Tobacco, Inc.                       103         504,938
Kirin Brewery Co., Ltd.                28,000         404,164
                                                  ---------------
                                                    1,271,082
CELLULAR & WIRELESS 0.8%
KDDI Corp.                                 98         779,596
NTT DoCoMo, Inc.                          131         241,330
                                                  ---------------
                                                    1,020,926
CHEMICALS & RUBBER 1.5%
Bridgestone Corp.                      21,600         429,249
Dainippon Ink & Chemicals, Inc.        47,000         186,177
Kaneka Corp.                           21,000         199,787
Mitsubishi Chemical Holdings Corp.     12,500         106,228
Mitsui Chemicals, Inc.                 14,000         121,991
Sakai Chemical Industry Co., Ltd.       3,000          21,595
Sumitomo Chemical Co., Ltd.            48,000         361,718
Teijin Ltd.                            51,000         286,642
Toagosei Co., Ltd.                     14,000          58,075
Tosoh Corp.                            36,000         185,427
                                                  ---------------
                                                    1,956,889
COMMUNICATIONS UTILITIES 0.6%
Nippon Telegraph & Telephone Corp.
  (NTT)                                   150         792,359
Rakuten, Inc.                              58          27,485
                                                  ---------------
                                                      819,844
CONSTRUCTION & HOMEBUILDING 0.0%
Maeda Corp.                             2,000           7,275
Nippo Corp.                             1,000           7,755
                                                  ---------------
                                                       15,030
CONSTRUCTION MATERIALS 0.0%
Asahi Glass Co., Ltd.                   1,000          14,032
Maeda Road Construction Co., Ltd.       5,000          39,411
                                                  ---------------
                                                       53,443
CONSUMER DURABLES 0.8%
Matsushita Electric Industrial
  Co., Ltd.                            49,000         987,568
DRUGS & PHARMACEUTICALS 1.0%
Astellas Pharma, Inc.                  13,600         584,559
Cawachi Ltd.                            1,300          35,161
Daiichi Sankyo Co., Ltd.               10,500         321,352
Dainippon Sumitomo Pharma Co.,
  Ltd.                                  4,000          42,690
Kaken Pharmaceutical Co., Ltd.          5,000          40,679
Nippon Shinyaku Co., Ltd.               3,000          25,277
Ono Pharmaceutical Co., Ltd.            1,300          72,747
Taisho Pharmaceutical Co., Ltd.         9,000         164,930
Torii Pharmaceutical Co., Ltd.          1,200          20,242
                                                  ---------------
                                                    1,307,637
ELECTRIC UTILITIES 0.6%
Hokkaido Electric Power Co., Inc.       9,300         246,742
Kyushu Electric Power Co., Inc.        13,400         380,880
The Chugoku Electric Power Co.,
  Inc.                                  7,500         167,619
                                                  ---------------
                                                      795,241

                                                            See financial notes.
 62  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
FINANCIAL INVESTMENTS 0.6%
Mitsubishi UFJ Financial Group,
  Inc.                                     67         754,870
FURNITURE & HOUSEHOLD ITEMS 0.3%
Sankyo Co., Ltd.                        5,400         236,724
Sumitomo Bakelite Co., Ltd.            14,000         100,939
                                                  ---------------
                                                      337,663
GAS & OTHER PUBLIC UTILITIES 0.4%
Osaka Gas Co., Ltd.                    93,000         360,332
Tokyo Gas Co., Ltd.                    19,000         105,603
                                                  ---------------
                                                      465,935
GOVERNMENT AIRCRAFT & DEFENSE 0.0%
Mitsui Engineering & Shipbuilding
  Co., Ltd.                             3,000          12,665
INFORMATION & SERVICES 0.0%
Autobacs Seven Co., Ltd.                  300          10,721
TKC Corp.                                 700          12,217
                                                  ---------------
                                                       22,938
INSTRUMENTS 0.0%
Hitachi Medical Corp.                   2,000          20,389
INSURANCE 0.9%
Millea Holdings, Inc.                   9,200         339,021
Mitsui Sumitomo Insurance Co.,
  Ltd.                                 42,000         525,161
Nissay Dowa General Insurance Co.,
  Ltd.                                  1,000           6,349
Sompo Japan Insurance, Inc.            28,000         347,733
                                                  ---------------
                                                    1,218,264
IT HARDWARE 0.5%
Alps Electric Co., Ltd.                 4,500          52,548
Brother Industries Ltd.                 4,000          54,009
Dainippon Screen Mfg. Co., Ltd.        16,000         120,619
Japan Aviation Electronics
  Industry Ltd.                         6,000          74,690
Seiko Epson Corp.                       7,700         226,085
Sumitomo Wiring Systems Ltd.            2,000          45,408
Toshiba Tec Corp.                      16,000          95,567
                                                  ---------------
                                                      668,926
LAND & WATER TRANSPORTATION 0.4%
Nankai Electric Railway Co., Ltd.       1,000           3,366
Nippon Konpo Unyu Soko Co., Ltd.        4,000          55,877
Seino Transportation Co., Ltd.         12,000         113,079
West Japan Railway Co.                     75         345,700
                                                  ---------------
                                                      518,022
METAL PRODUCTS & MACHINERY 1.0%
Bosch Corp.                            23,000         103,988
Fuji Machine Manufacturing Co.,
  Ltd.                                  2,400          38,865
Heiwa Corp.                             2,200          27,156
Hitachi Construction Machinery
  Co., Ltd.                             2,300          61,955
Hitachi Ltd.                           28,000         217,637
Mitsubishi Heavy Industries Ltd.       97,000         625,497
Sega Sammy Holdings, Inc.               6,400         149,174
Sekisui Jushi Corp.                     3,000          23,589
Toyo Seikan Kaisha Ltd.                 3,000          60,266
                                                  ---------------
                                                    1,308,127

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
MISCELLANEOUS FINANCE 1.2%
Daiwa Securities Group, Inc.           38,000         456,664
Mitsubishi UFJ Securities Co.,
  Ltd.                                 28,000         318,107
Nikko Cordial Corp.                    25,500         362,178
Okasan Holdings, Inc.                  11,000          85,498
Shinko Securities Co., Ltd.             2,000          10,081
Shinsei Bank Ltd.                      70,000         334,720
                                                  ---------------
                                                    1,567,248
OIL DISTRIBUTION 0.3%
Cosmo Oil Co., Ltd.                    13,000          54,270
Nippon Mining Holdings, Inc.           43,000         368,544
                                                  ---------------
                                                      422,814
PHOTO-OPTICAL, MICROS & OFFICE
  MACHINERY 1.1%
Eizo Nanao Corp.                          800          26,387
Fuji Photo Film Co., Ltd.              14,000         572,641
Konica Minolta Holdings, Inc.          28,000         366,846
NEC Corp.                              72,000         384,833
Riso Kagaku Corp.                         600          12,147
                                                  ---------------
                                                    1,362,854
PUBLISHING, BROADCASTING &
  CINEMA 0.6%
Dai Nippon Printing Co., Ltd.          22,000         345,288
Fuji Television Network, Inc.              29          67,046
Hakuhodo DY Holdings, Inc.              1,310          91,459
Toppan Printing Co., Ltd.              29,000         302,074
                                                  ---------------
                                                      805,867
REAL ESTATE DEVELOPMENT 0.6%
Hankyu Hanshin Holdings, Inc.          60,000         362,540
Iida Home Max                           1,800          31,690
Sekisui House Ltd.                     23,000         357,110
Towa Real Estate Development Co.,
  Ltd. *                                2,000          10,779
                                                  ---------------
                                                      762,119
RESTAURANTS, HOTELS &
  THEATERS 0.0%
Fields Corp.                               20          32,158
H.I.S. Co., Ltd.                          700          20,086
                                                  ---------------
                                                       52,244
RETAIL 0.2%
Aichi Toyota Motor Co., Ltd.            2,000          38,922
AOKI Holdings, Inc.                     1,000          19,036
Aoyama Trading Co., Ltd.                4,100         129,830
Daiichikosho Co., Ltd.                  2,800          31,592
                                                  ---------------
                                                      219,380
SOFTWARE 0.3%
Fujitsu Business Systems Ltd.             200           3,105
Fujitsu Ltd.                           56,000         371,554
                                                  ---------------
                                                      374,659

See financial notes.
                                                 Laudus Funds Annual Report   63

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS continued

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
TEXTILES & APPAREL 0.1%
Japan Wool Textile Co., Ltd.            3,000          26,218
Kurabo Industries Ltd.                  9,000          24,925
Onward Kashiyama Co., Ltd.              8,000         110,967
Tokyo Style Co., Ltd.                   1,000          10,931
                                                  ---------------
                                                      173,041
TRADING COMPANY 0.8%
Mitsubishi Corp.                       34,900         805,670
Sojitz Corp.                           47,100         195,721
                                                  ---------------
                                                    1,001,391
WHOLESALE 0.1%
Kamei Corp.                             2,000          15,642
Ryosan Co., Ltd.                        1,900          48,757
Trusco Nakayama Corp.                     300           6,063
                                                  ---------------
                                                       70,462
                                                  ---------------
                                                   28,432,390
NETHERLANDS 3.7%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 1.3%
CSM N.V.                                2,474          88,499
Unilever N.V.                          53,200       1,553,772
                                                  ---------------
                                                    1,642,271
BANKS & CREDIT INSTITUTIONS 0.4%
ABN AMRO Holding N.V.                   5,500         236,985
ING Groep N.V.                          6,000         253,842
                                                  ---------------
                                                      490,827
BASIC MINERALS & METALS 0.0%
Mittal Steel Co. N.V.                     250          13,391
CHEMICALS & RUBBER 0.5%
Akzo Nobel N.V.                         9,321         708,014
FURNITURE & HOUSEHOLD ITEMS 0.0%
Hunter Douglas N.V.                       135          11,911
INFORMATION & SERVICES 1.1%
Koninklijke (Royal) Philips
  Electronics N.V.                     36,336       1,384,972
OIL & COAL RESOURCES 0.3%
Koninklijke DSM N.V.                   10,400         466,714
WHOLESALE 0.1%
Buhrmann N.V.                           6,000          80,587
Univar N.V.                               316          17,658
                                                  ---------------
                                                       98,245
                                                  ---------------
                                                    4,816,345
NEW ZEALAND 0.0%
-----------------------------------------------------------------
AIRLINES 0.0%
Air New Zealand Ltd.                   21,500          35,884
NORWAY 0.3%
-----------------------------------------------------------------
INTEGRATED OIL COMPANIES 0.3%
Statoil A.S.A.                         16,100         434,711

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
PORTUGAL 0.4%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.2%
Banco Espirito Santo, S.A. (BES)
  Reg'd                                16,000         305,802
ELECTRIC UTILITIES 0.2%
EDP -- Energias de Portugal, S.A.      40,745         219,410
                                                  ---------------
                                                      525,212
SINGAPORE 1.0%
-----------------------------------------------------------------
AIRLINES 0.2%
Singapore Airlines Ltd.                22,000         240,026
AUTOS 0.1%
Jardine Cycle & Carriage Ltd.          13,000         101,576
CELLULAR & WIRELESS 0.0%
MobileOne Ltd.                          5,000           7,227
COMMERCIAL AIRCRAFT &
  COMPONENTS 0.1%
Singapore Technologies Engineering
  Ltd. (ST Engg)                       34,000          74,261
ELECTRIC UTILITIES 0.1%
SembCorp Industries Ltd.               39,000         130,754
FINANCIAL INVESTMENTS 0.0%
Kim Eng Holdings Ltd.                  12,000          12,625
LAND & WATER TRANSPORTATION 0.0%
K1 Ventures Ltd. *                    112,000          24,318
MISCELLANEOUS FINANCE 0.3%
DBS Group Holdings Ltd.                30,000         422,199
REAL ESTATE DEVELOPMENT 0.2%
Fraser & Neave Ltd.                    16,000          53,678
Guocoland Ltd.                         24,000          66,467
Ho Bee Investment Ltd.                 33,000          49,109
Wheelock Properties (S) Ltd.           24,000          51,081
Wing Tai Holdings Ltd.                 32,000          66,770
                                                  ---------------
                                                      287,105
RESTAURANTS, HOTELS &
  THEATERS 0.0%
Hotel Plaza Ltd.                       12,000          18,242
                                                  ---------------
                                                    1,318,333
SPAIN 4.6%
-----------------------------------------------------------------
AIRLINES 0.2%
Iberia Lineas Aereas de Espana
  S.A.                                 44,277         236,807
BANKS & CREDIT INSTITUTIONS 1.9%
Banco Bilbao Vizcaya Argentaria
  S.A.                                 10,400         255,376
Banco Santander Central Hispano
  S.A.                                119,000       2,124,401
                                                  ---------------
                                                    2,379,777
COMMUNICATIONS UTILITIES 1.5%
Telefonica S.A.                        89,100       1,973,099
INTEGRATED OIL COMPANIES 0.8%
Repsol YPF S.A.                        31,800       1,071,553

                                                            See financial notes.
 64  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
RESTAURANTS, HOTELS &
  THEATERS 0.2%
Sol Melia S.A.                         11,512         277,123
                                                  ---------------
                                                    5,938,359
SWEDEN 2.1%
-----------------------------------------------------------------
AIRLINES 0.1%
SAS AB *                                6,702         123,399
AUTOS 0.9%
Volvo AB                               13,500       1,140,552
BASIC MINERALS & METALS 0.3%
Boliden AB                             16,817         371,442
CELLULAR & WIRELESS 0.7%
TeliaSonera AB                        102,000         884,910
COMMUNICATIONS UTILITIES 0.1%
Tele2 AB, Class B                      12,000         197,090
                                                  ---------------
                                                    2,717,393
SWITZERLAND 7.4%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 1.4%
Nestle S.A. -- Reg'd                    4,500       1,753,553
AIRLINES 0.0%
Swissair Group (a) (b)                     30              --
AUTOS 0.1%
Rieter Holding AG -- Reg'd                360         179,774
BANKS & CREDIT INSTITUTIONS 0.2%
Banque Cantonale Vaudoise (BCV) --
  Reg'd                                   417         198,167
BASIC MINERALS & METALS 0.0%
Georg Fischer AG -- Reg'd. *               65          47,029
CHEMICALS & RUBBER 0.4%
Ciba Specialty Chemicals AG --
  Reg'd                                 5,600         369,729
Clariant AG -- Reg'd *                  8,690         149,476
                                                  ---------------
                                                      519,205
COMMUNICATIONS UTILITIES 0.0%
Swisscom AG -- Reg'd                      132          47,790
CONSTRUCTION MATERIALS 0.7%
Holcim Ltd. -- Reg'd                    8,600         865,303
DRUGS & PHARMACEUTICALS 1.2%
Novartis AG -- Reg'd                   15,600         871,510
Roche Holdings AG                       4,000         710,545
                                                  ---------------
                                                    1,582,055
INSURANCE 1.5%
Baloise Holding AG -- Reg'd             1,200         125,302
Swiss Life Holding -- Reg'd *           1,760         442,911
Zurich Financial Services AG --
  Reg'd                                 4,800       1,388,044
                                                  ---------------
                                                    1,956,257
METAL PRODUCTS & MACHINERY 0.1%
Bucher Industries AG -- Reg'd             840         113,441

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
MISCELLANEOUS FINANCE 1.8%
Credit Suisse Group -- Reg'd            4,181         300,985
UBS AG -- Reg'd                        33,900       2,021,522
                                                  ---------------
                                                    2,322,507
RETAIL 0.0%
Charles Vogele Holding AG *               107          11,740
                                                  ---------------
                                                    9,596,821
UNITED KINGDOM 21.6%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 1.3%
Tate & Lyle plc                        30,100         341,432
Unilever plc                           43,199       1,304,613
                                                  ---------------
                                                    1,646,045
AUTOS 0.3%
GKN plc                                49,951         374,657
BANKS & CREDIT INSTITUTIONS 4.3%
Barclays plc                           20,800         294,939
HBOS plc                               71,798       1,484,373
HSBC Holdings plc                      61,200       1,071,688
Lloyds TSB Group plc                   17,000         187,765
Royal Bank of Scotland Group plc       63,300       2,478,099
                                                  ---------------
                                                    5,516,864
BASIC MINERALS & METALS 1.7%
Anglo American plc                     29,400       1,552,536
Kazakhmys plc                          20,561         475,671
Rio Tinto plc                           3,200         182,732
                                                  ---------------
                                                    2,210,939
BEER, LIQUOR, & TOBACCO 1.2%
Imperial Tobacco Group plc             23,000       1,031,574
Scottish & Newcastle plc               46,000         544,835
                                                  ---------------
                                                    1,576,409
CELLULAR & WIRELESS 0.8%
Vodafone Group plc                    406,000       1,085,588
CONSTRUCTION MATERIALS 0.0%
Cookson Group plc                       2,518          30,812
DRUGS & PHARMACEUTICALS 1.1%
AstraZeneca plc                         5,400         291,109
GlaxoSmithKline plc                    42,000       1,159,335
                                                  ---------------
                                                    1,450,444
ELECTRIC UTILITIES 0.3%
British Energy Group plc *             33,000         316,903
International Power plc                 1,319          10,310
                                                  ---------------
                                                      327,213
FURNITURE & HOUSEHOLD ITEMS 0.4%
Smiths Group plc                       27,775         561,475
GAS & OTHER PUBLIC UTILITIES 0.1%
United Utilities plc                    4,665          69,506
GOVERNMENT AIRCRAFT & DEFENSE 0.8%
BAE Systems plc                       116,789       1,058,686

See financial notes.
                                                 Laudus Funds Annual Report   65

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS continued

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
INSURANCE 2.8%
Aviva plc                              82,600       1,220,490
Brit Insurance Holdings plc             8,632          54,774
Friends Provident plc                 105,000         398,199
Old Mutual plc                        234,000         757,913
Prudential plc                         87,000       1,229,355
                                                  ---------------
                                                    3,660,731
INTEGRATED OIL COMPANIES 3.8%
BP plc                                 96,427       1,042,251
Royal Dutch Shell plc, Class A         67,600       2,248,983
Royal Dutch Shell plc, Class B         47,400       1,576,959
                                                  ---------------
                                                    4,868,193
MISCELLANEOUS FINANCE 0.9%
Investec plc                           22,253         288,469
Legal & General Group plc             288,000         904,000
                                                  ---------------
                                                    1,192,469
PUBLISHING, BROADCASTING &
  CINEMA 0.2%
Trinity Mirror plc                     17,257         180,290
WPP Group plc                           5,099          77,422
                                                  ---------------
                                                      257,712
REAL ESTATE DEVELOPMENT 0.0%
Enterprise Inns plc                     3,057          40,293
RESTAURANTS, HOTELS &
  THEATERS 1.3%
Compass Group plc                     116,000         776,940
Greene King plc                         2,686          58,301
Luminar plc                               877          13,029
Millennium & Copthorne Hotel plc        8,198         109,804
Punch Taverns plc                      14,800         363,438
Whitbread plc *                         2,684          99,940
William Hill plc                       25,200         315,724
                                                  ---------------
                                                    1,737,176
RETAIL 0.2%
Tesco plc                              23,000         201,288
SOFTWARE 0.1%
LogicaCMG plc                          29,901         104,844
                                                  ---------------
                                                   27,971,344
                                                   --------------
TOTAL COMMON STOCK (COST $107,410,263)            127,031,334
                                                   --------------

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
RIGHTS 0.0% OF NET ASSETS
AUSTRIA 0.0%
-----------------------------------------------------------------
Conwert Immobilien Invest AG *                             --
                                          567     -----------
                                                           --
TOTAL RIGHTS (COST $--)
-----------------------------------------------------------------
END OF INVESTMENTS.

At 03/31/07 the tax basis cost of the fund's investments was $108,029,605, and the unrealized appreciation and depreciation were $20,615,086 and ($1,613,357), respectively, with a net unrealized appreciation of $19,001,729.

At 03/31/07, the prices of certain foreign securities held by the fund aggregating $125,471,106 were adjusted from their closing market prices following the guidelines adopted by the fund's Board of Trustees.

                        AMOUNT                  AMOUNT
                        OF                      OF          UNREALIZED
             CURRENCY   CURRENCY    CURRENCY    CURRENCY    GAINS /
EXPIRATION   TO BE      TO BE       TO BE       TO BE       LOSSES
DATE         RECEIVED   RECEIVED    DELIVERED   DELIVERED   ($)
FORWARD FOREIGN CURRENCY CONTRACT 1.2% OF NET ASSETS
04/04/2007    USD       1,533,625      JPY      180,891,000   (2,517)

*  Non-income producing security.

(a) Bankrupt security/delisted.

(b) Fair-valued by Management.

                                                            See financial notes.
 66  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS as of March 31, 2007

                                            COST         VALUE
HOLDINGS BY CATEGORY                        ($)           ($)
-----------------------------------------------------------------
 95.7%     COMMON STOCK                  59,606,638    67,724,126
  1.5%     PREFERRED STOCK                  940,867     1,045,029
   --%     RIGHTS                                --        10,575
  1.4%     SHORT-TERM INVESTMENT            983,000       983,000
-----------------------------------------------------------------
 98.6%     TOTAL INVESTMENTS             61,530,505    69,762,730
  1.4%     OTHER ASSETS AND
           LIABILITIES                                    981,868
-----------------------------------------------------------------
100.0%     NET ASSETS                                  70,744,598

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
COMMON STOCK 95.7% OF NET ASSETS
ARGENTINA 0.2%
-----------------------------------------------------------------
COMMUNICATIONS UTILITIES 0.2%
Telecom Argentina S.A. ADR *             4,100         87,494
Telefonica de Argentina S.A. ADR         1,300         24,570
                                                   --------------
                                                      112,064
                                                   --------------
                                                      112,064
AUSTRALIA 5.4%
-----------------------------------------------------------------
AIRLINES 0.2%
Qantas Airways Ltd.                     35,400        149,876
BANKS & CREDIT INSTITUTIONS 0.9%
St. George Bank Ltd.                     5,800        164,016
Suncorp-Metway Ltd.                     26,879        451,327
                                                   --------------
                                                      615,343
BASIC MINERALS & METALS 0.8%
BlueScope Steel Ltd.                    24,700        209,505
Jubilee Mines NL                         4,800         67,762
Minara Resources Ltd.                   14,100         83,947
OneSteel Ltd.                            5,100         21,243
Zinifex Ltd.                            16,500        210,002
                                                   --------------
                                                      592,459
BEER, LIQUOR, & TOBACCO 0.6%
Foster's Group Ltd.                     64,500        356,819
Lion Nathan Ltd.                         9,100         65,078
                                                   --------------
                                                      421,897
CHEMICALS & RUBBER 0.3%
Orica Ltd.                              10,600        217,018
CONSTRUCTION & HOMEBUILDING 0.2%
Leighton Holdings Ltd.                   5,000        135,419
CONSTRUCTION MATERIALS 0.3%
Adelaide Brighton Ltd.                  20,500         56,796
Boral Ltd.                              23,000        153,121
                                                   --------------
                                                      209,917
FOREST PRODUCTS & PAPER 0.0%
PaperlinX Ltd.                           1,500          5,049
FURNITURE & HOUSEHOLD ITEMS 0.3%
Amcor Ltd.                              29,300        178,635
INFORMATION & SERVICES 0.0%
WorleyParsons Ltd.                         700         15,599

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
INSURANCE 0.4%
Insurance Australia Group Ltd.          60,000        284,194
MISCELLANEOUS FINANCE 0.3%
ASX Ltd.                                 6,300        223,843
OIL DISTRIBUTION 0.0%
Caltex Australia Ltd.                      900         17,315
PUBLISHING, BROADCASTING & CINEMA 0.1%
West Australian Newspapers Holdings
  Ltd.                                   6,200         78,276
REAL ESTATE DEVELOPMENT 0.3%
Lend Lease Corp., Ltd.                  13,900        224,419
RESTAURANTS, HOTELS & THEATERS 0.2%
TABCORP Holdings Ltd.                    9,800        130,719
RETAIL 0.3%
Coles Group Ltd.                        10,500        137,850
Goodman Fielder Ltd.                    19,500         38,487
                                                   --------------
                                                      176,337
TEXTILES & APPAREL 0.1%
Pacific Brands Ltd.                     20,600         51,093
WHOLESALE 0.1%
Sims Group Ltd.                          5,300         99,904
                                                   --------------
                                                    3,827,312
AUSTRIA 1.6%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.9%
Boehler-Uddeholm AG                      2,800        269,811
Voestalpine AG                           4,800        348,291
                                                   --------------
                                                      618,102
REAL ESTATE DEVELOPMENT 0.7%
Conwert Immobilien Invest AG *           2,500         55,005
Immofinanz Immobilien Analagen AG *     20,000        321,643
Meinl European Land Ltd. *               4,800        133,562
                                                   --------------
                                                      510,210
                                                   --------------
                                                    1,128,312
BELGIUM 1.1%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.1%
Umicore                                    400         71,398
INSTRUMENTS 0.3%
Agfa Gevaert N.V.                        8,000        181,099
REAL ESTATE DEVELOPMENT 0.1%
Cofinimmo                                  400         83,377
RESTAURANTS, HOTELS & THEATERS 0.1%
S.A. D'Ieteren N.V.                        210         86,516
RETAIL 0.5%
Delhaize Group                           4,200        387,568
                                                   --------------
                                                      809,958
BRAZIL 0.5%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.1%
Companhia Siderurgica Nacional S.A.
  (CSN)                                  1,700         73,312
Sider Paulista Cos.                        600         34,918
                                                   --------------
                                                      108,230

See financial notes.
                                                 Laudus Funds Annual Report   67

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
BEER, LIQUOR, & TOBACCO 0.1%
Souza Cruz S.A.                          3,400         68,485
CHEMICALS & RUBBER 0.1%
Copesul-Companhia Petroquinica do
  Sul                                    2,600         45,746
COMMERCIAL AIRCRAFT & COMPONENTS 0.1%
Empresa Brasileira de Aeronautica
  S.A. (Embraer)                         3,400         38,764
GAS & OTHER PUBLIC UTILITIES 0.1%
Companhia de Saneamento Basico do
  Estado de Sao Paulo *                668,000         89,648
                                                   --------------
                                                      350,873
CANADA 5.1%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.6%
Saputo, Inc.                            10,200        408,000
BANKS & CREDIT INSTITUTIONS 0.6%
National Bank of Canada                  7,500        405,890
BASIC MINERALS & METALS 1.1%
Agnico-Eagle Mines Ltd.                  2,060         72,854
Aur Resources, Inc.                      1,050         22,100
Gerdau Ameristeel Corp.                  2,700         31,993
Inmet Mining Corp.                       4,400        242,010
IPSCO, Inc.                                872        114,466
Sherritt International Corp.             3,940         56,788
Teck Cominco Ltd., Class B               2,950        205,670
                                                   --------------
                                                      745,881
CHEMICALS & RUBBER 0.5%
Methanex Corp.                           7,904        176,154
Potash Corp. of Saskatchewan, Inc.       1,000        159,463
                                                   --------------
                                                      335,617
COMMERCIAL AIRCRAFT & COMPONENTS 0.0%
ACE Aviation Holdings, Inc., Class
  A *                                    1,300         34,299
COMMUNICATIONS UTILITIES 0.3%
Telus Corp.                              3,850        192,150
DRUGS & PHARMACEUTICALS 0.1%
Biovail Corp.                            3,980         87,046
ELECTRIC UTILITIES 0.5%
ATCO Ltd., Class I                       2,210         89,970
Canadian Utilities Ltd.                  7,900        291,297
                                                   --------------
                                                      381,267
GOVERNMENT AIRCRAFT & DEFENSE 0.1%
Bombardier, Inc. *                      16,100         64,986
INSURANCE 0.1%
Industrial Alliance Insurance and
  Financial Services, Inc.               3,322        102,178
IT HARDWARE 0.4%
Celestica, Inc. *                        1,500          9,160
Nortel Networks Corp. *                 11,899        285,184
                                                   --------------
                                                      294,344
OIL & COAL RESOURCES 0.1%
Talisman Energy, Inc.                    5,000         87,743
OIL DRILLING & SERVICES 0.2%
Trican Well Service Ltd.                 5,450        107,867

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
PUBLISHING, BROADCASTING & CINEMA 0.1%
CanWest Global Communications Corp.
  *                                      2,500         23,950
Corus Entertainment, Inc., Class B       1,000         38,155
                                                   --------------
                                                       62,105
REAL ESTATE DEVELOPMENT 0.2%
MI Developments, Inc., Class A           4,300        160,752
RETAIL 0.2%
Alimentation Couche-Tard, Inc.,
  Class B                                  945         19,760
Sobeys, Inc.                             3,920        123,932
                                                   --------------
                                                      143,692
                                                   --------------
                                                    3,613,817
CHILE 0.5%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Embotelladora Andina S.A. Series A
  ADR                                    1,817         32,506
Embotelladora Andina S.A. Series B
  ADR                                    2,000         39,000
                                                   --------------
                                                       71,506
AIRLINES 0.1%
Lan Airlines S.A. ADR                    1,527        105,210
BANKS & CREDIT INSTITUTIONS 0.1%
Banco de Chile ADR                       1,800         88,848
BEER, LIQUOR, & TOBACCO 0.1%
Compania Cervecerias Unidas S.A.
  ADR                                    2,000         62,840
ELECTRIC UTILITIES 0.1%
Empresa Nacional de Electricidad
  S.A. ADR                                 697         27,978
Enersis S.A. ADR                         1,600         26,064
                                                   --------------
                                                       54,042
INSURANCE 0.0%
Administradora de Fondos de
  Pensiones Provida S.A. ADR               266          6,836
                                                   --------------
                                                      389,282
CHINA 1.8%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.5%
Aluminum Corp. of China Ltd., Class
  H                                    158,000        163,870
Angang Steel Co., Ltd., Class H         50,000         86,463
Jiangxi Copper Co., Ltd., Class H       81,000         97,254
                                                   --------------
                                                      347,587
BEER, LIQUOR, & TOBACCO 0.1%
Beijing Enterprise Holdings Ltd.        26,000         66,077
DRUGS & PHARMACEUTICALS 0.1%
Shanghai Industrial Holdings Ltd.       31,000         71,329
ELECTRIC UTILITIES 0.1%
Datang International Power
  Generation Co., Ltd., Class H         62,000         58,487
INSURANCE 0.1%
PICC Property & Casualty Co., Ltd.,
  Class H *                            134,000         76,399

                                                            See financial notes.
 68  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
LAND & WATER TRANSPORTATION 0.4%
China COSCO Holdings Co., Ltd.,
  Class H                              117,000        114,561
China International Marine
  Containers (Group) Co., Ltd.,
  Class B                               40,800         89,448
Sinotrans Ltd., Class H                168,000         66,936
                                                   --------------
                                                      270,945
OIL & COAL RESOURCES 0.1%
Yanzhou Coal Mining Co., Ltd.,
  Class H                              108,000        103,570
REAL ESTATE DEVELOPMENT 0.1%
Guangzhou Investment Co., Ltd.         250,000         61,189
SOFTWARE 0.1%
Lenovo Group Ltd.                      222,000         81,007
TEXTILES & APPAREL 0.1%
Weiqiao Textile Co., Ltd., Class H      45,000         65,029
WHOLESALE 0.1%
TPV Technology Ltd.                     78,000         49,698
                                                   --------------
                                                    1,251,317
DENMARK 1.5%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.3%
Danisco A/S                              3,000        235,352
BEER, LIQUOR, & TOBACCO 0.4%
Carlsberg A/S, Class B                   2,700        293,329
DRUGS & PHARMACEUTICALS 0.2%
H. Lundbeck A/S                          6,793        158,147
INSURANCE 0.3%
Codan A/S (The Codan Group)              2,000        188,937
METAL PRODUCTS & MACHINERY 0.3%
Vestas Wind Systems A/S *                3,600        200,681
                                                   --------------
                                                    1,076,446
EGYPT 0.1%
-----------------------------------------------------------------
CELLULAR & WIRELESS 0.1%
Egyptian Co. for Mobile Services         1,800         49,754
FINLAND 1.1%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.4%
Outokumpu Oyj                            8,000        275,366
FOREST PRODUCTS & PAPER 0.1%
Stora Enso Oyj, Class R                  2,394         41,580
UPM-Kymmene Oyj                            600         15,326
                                                   --------------
                                                       56,906
INSURANCE 0.2%
Sampo Oyj, Class A                       5,500        167,599
RETAIL 0.4%
Kesko Oyj, Class B                       5,100        273,094
                                                   --------------
                                                      772,965
FRANCE 6.2%
-----------------------------------------------------------------
AIRLINES 0.5%
Air France-KLM                           8,000        365,907

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
AUTOS 0.3%
PSA Peugeot Citroen                      2,400        169,221
Societe Fonciere Financiere et de
  Participations (FFP)                     232         63,802
                                                   --------------
                                                      233,023
BASIC MINERALS & METALS 0.2%
Eramet                                      63         13,188
Nexans S.A.                              1,000        133,068
                                                   --------------
                                                      146,256
CHEMICALS & RUBBER 0.7%
Compagnie Generale des
  Etablissements Michelin, Class B       4,200        464,365
COMMUNICATIONS UTILITIES 0.6%
Eutelsat Communications *                4,800        108,810
Publicis Groupe                          6,800        328,235
                                                   --------------
                                                      437,045
CONSTRUCTION MATERIALS 0.3%
Ciments Francais S.A.                    1,120        238,390
GOVERNMENT AIRCRAFT & DEFENSE 0.4%
Thales S.A.                              4,400        256,555
INSURANCE 0.3%
CNP Assurances                           1,600        187,238
LAND & WATER TRANSPORTATION 0.0%
Financiere de l'Odet                        24         11,037
MISCELLANEOUS FINANCE 0.2%
Natixis                                  5,400        132,186
PUBLISHING, BROADCASTING & CINEMA 0.6%
Havas S.A.                              24,000        138,834
Thomson                                 15,300        294,754
                                                   --------------
                                                      433,588
REAL ESTATE DEVELOPMENT 0.4%
Fonciere des Regions                       900        169,209
Nexity                                   1,200        103,109
                                                   --------------
                                                      272,318
RESTAURANTS, HOTELS & THEATERS 0.5%
Sodexho Alliance S.A.                    5,100        374,272
SOFTWARE 1.0%
Atos Origin S.A. *                       3,600        242,354
Cap Gemini S.A.                          5,700        433,847
                                                   --------------
                                                      676,201
TEXTILES & APPAREL 0.2%
Christian Dior S.A.                      1,306        159,243
                                                   --------------
                                                    4,387,624
GERMANY 3.2%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.3%
ThyssenKrupp AG                          4,800        238,268
CHEMICALS & RUBBER 0.4%
Lanxess *                                5,100        263,852
COMMERCIAL AIRCRAFT & COMPONENTS 0.2%
MTU Aero Engines Holding AG              2,349        141,178
ELECTRIC UTILITIES 0.0%
MVV Energie AG                             292         11,078

See financial notes.
                                                 Laudus Funds Annual Report   69

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
INFORMATION & SERVICES 0.4%
TUI AG                                  11,802        291,766
INSURANCE 0.3%
AMB Generali Holding AG                  1,264        197,778
IT HARDWARE 0.6%
Infineon Technologies AG *              27,000        420,461
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.2%
Heidelberger Druckmaschinen AG           3,809        174,872
RETAIL 0.4%
KarstadtQuelle AG *                      7,000        257,414
WHOLESALE 0.4%
GEA Group AG                            10,677        296,444
                                                   --------------
                                                    2,293,111
GREECE 0.6%
-----------------------------------------------------------------
COMMUNICATIONS UTILITIES 0.3%
Hellenic Telecommunications
  Organization S.A. (OTE) *              6,000        163,664
ELECTRIC UTILITIES 0.3%
Public Power Corp. S.A. (PPC)            8,497        208,229
OIL DISTRIBUTION 0.0%
Hellenic Petroleum S.A.                  1,462         20,759
                                                   --------------
                                                      392,652
HONG KONG 3.1%
-----------------------------------------------------------------
AIRLINES 0.1%
Cathay Pacific Airways Ltd.             31,000         78,985
ELECTRIC UTILITIES 0.3%
CLP Holdings Ltd.                        3,500         25,565
Hongkong Electric Holdings Ltd.         28,500        146,125
                                                   --------------
                                                      171,690
GAS & OTHER PUBLIC UTILITIES 0.1%
Guangdong Investment Ltd.              132,000         70,250
IT HARDWARE 0.1%
Vtech Holdings Ltd.                      9,000         64,760
LAND & WATER TRANSPORTATION 0.0%
Transport International Holdings
  Ltd.                                   2,400         13,022
MISCELLANEOUS FINANCE 0.2%
Guoco Group Ltd.                         8,000        112,455
Jardine Strategic Holdings Ltd.          4,000         51,363
                                                   --------------
                                                      163,818
REAL ESTATE DEVELOPMENT 2.1%
Citic Pacific Ltd.                      44,000        162,375
Great Eagle Holdings Ltd.               20,000         67,579
Hang Lung Group Ltd.                    46,000        162,471
Hang Lung Properties Ltd.               47,000        130,483
Henderson Investment Ltd.               24,000         48,931
Henderson Land Development Co.,
  Ltd.                                  31,000        180,758
Hongkong Land Holdings Ltd.              9,000         41,800
Hopewell Holdings Ltd.                  29,000        112,929
Hopson Development Holdings Ltd.        30,000         75,019
Kerry Properties Ltd.                   27,500        141,038
New World Development Co., Ltd.         76,000        171,646

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
The Wharf Holdings Ltd.                 26,000         96,089
Wheelock & Co., Ltd.                    54,000        121,137
                                                   --------------
                                                    1,512,255
RESTAURANTS, HOTELS & THEATERS 0.1%
Hongkong & Shanghai Hotels Ltd.         25,500         40,217
Shangri-La Asia Ltd.                    22,000         54,471
                                                   --------------
                                                       94,688
RETAIL 0.1%
Dairy Farm International Holdings
  Ltd.                                   6,300         24,570
Esprit Holdings Ltd.                     2,500         29,295
                                                   --------------
                                                       53,865
                                                   --------------
                                                    2,223,333
HUNGARY 0.3%
-----------------------------------------------------------------
COMMUNICATIONS UTILITIES 0.3%
Magyar Telekom Nyrt                     42,000        211,137
INDIA 2.0%
-----------------------------------------------------------------
AUTOS 0.3%
Maruti Udyog Ltd.                        4,580         85,007
Tata Motors Ltd.                         6,230        103,600
                                                   --------------
                                                      188,607
BANKS & CREDIT INSTITUTIONS 0.1%
Bajaj Auto Ltd.                            780         43,433
Bank of India                           12,220         46,831
                                                   --------------
                                                       90,264
BASIC MINERALS & METALS 0.6%
Hindalco Industries Ltd.                20,600         61,631
Hindustan Zinc Ltd.                      6,280         81,277
National Aluminium Co., Ltd.             4,960         26,528
Steel Authority Of India Ltd.           34,990         91,962
Sterlite Industries (India) Ltd.         7,830         83,687
Tata Steel Ltd.                          7,960         82,195
                                                   --------------
                                                      427,280
CONSTRUCTION MATERIALS 0.2%
ACC Ltd.                                 3,070         51,568
Grasim Industries Ltd.                   1,270         61,263
Ultra Tech Cement Ltd.                   2,230         39,221
                                                   --------------
                                                      152,052
CONSUMER DURABLES 0.0%
Hero Honda Motors Ltd.                     600          9,555
FINANCIAL INVESTMENTS 0.2%
Mahindra & Mahindra Ltd.                 5,810        103,662
METAL PRODUCTS & MACHINERY 0.2%
Bharat Heavy Electricals Ltd.            2,120        109,674
Larsen & Toubro Ltd. GDR                 1,500         54,750
                                                   --------------
                                                      164,424
OIL & COAL RESOURCES 0.0%
Neyveli Lignite Corp., Ltd. *            1,470          1,689
OIL DISTRIBUTION 0.2%
Gail India Ltd.                          9,980         60,325
Mangalore Refinery & Petrochemicals
  Ltd.                                  74,800         58,175
                                                   --------------
                                                      118,500

                                                            See financial notes.
 70  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
RESTAURANTS, HOTELS & THEATERS 0.0%
Indian Hotels Co., Ltd.                  4,623         15,243
SOFTWARE 0.2%
HCL Technologies Ltd.                   10,260         68,522
Satyam Computer Services Ltd.            4,720         50,626
                                                   --------------
                                                      119,148
                                                   --------------
                                                    1,390,424
INDONESIA 0.7%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
PT Astra Agro Lestari Tbk.              41,000         56,414
BANKS & CREDIT INSTITUTIONS 0.2%
PT Bank Central Asia Tbk.              199,000        110,733
BASIC MINERALS & METALS 0.1%
PT International Nickel Indonesia
  Tbk. (INCO)                           16,000         94,967
BEER, LIQUOR, & TOBACCO 0.1%
PT Hanjaya Mandala Sampoerna Tbk        23,000         33,011
CONSTRUCTION MATERIALS 0.1%
PT Bank Rakyat Indonesia               185,000        101,778
WHOLESALE 0.1%
PT Astra International Tbk              47,000         67,676
                                                   --------------
                                                      464,579
IRELAND 0.6%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.3%
Kerry Group plc, Class A                 9,000        251,566
PUBLISHING, BROADCASTING & CINEMA 0.3%
Independent News & Media plc            45,000        204,949
                                                   --------------
                                                      456,515
ISRAEL 1.3%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 1.1%
Bank Hapoalim B.M.                      55,000        263,650
Bank Leumi Le-Israel                    70,000        251,290
First International Bank Of Israel
  Ltd. (FIBI) *                          6,000         74,025
Israel Discount Bank, Series A *        44,000         92,469
Mizrahi Tefahot Bank Ltd.                9,000         66,602
                                                   --------------
                                                      748,036
COMMUNICATIONS UTILITIES 0.1%
Bezeq Israeli Telecommunication
  Corp., Ltd.                           48,000         73,902
INSURANCE 0.1%
Clal Insurance Enterprise Holdings
  Ltd.                                   3,000         85,144
                                                   --------------
                                                      907,082
ITALY 3.7%
-----------------------------------------------------------------
AUTOS 0.4%
Fiat S.p.A                              10,000        253,482
BANKS & CREDIT INSTITUTIONS 0.1%
Unione di Banche Italiane S.c.p.A        1,400         41,524
CHEMICALS & RUBBER 0.3%
Pirelli & C. S.p.A.                    211,934        234,392

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
CONSTRUCTION MATERIALS 0.8%
Buzzi Unicem S.p.A.                      8,400        255,936
Italcementi S.p.A.                       9,800        294,313
                                                   --------------
                                                      550,249
CONSUMER DURABLES 0.0%
Indesit Co. S.p.A.                       1,000         21,319
ELECTRIC UTILITIES 0.6%
ACEA S.p.A.                             10,000        187,583
ASM S.p.A.                              33,000        214,264
Cofide S.p.A. -- Compagnia
  Finanziaria De Benedetti              25,209         43,768
                                                   --------------
                                                      445,615
FOREST PRODUCTS & PAPER 0.4%
IFIL -- Investments S.p.A.              24,000        235,217
GAS & OTHER PUBLIC UTILITIES 0.1%
Hera S.p.A.                              2,801         11,817
Iride S.p.A.                            21,000         71,134
                                                   --------------
                                                       82,951
GOVERNMENT AIRCRAFT & DEFENSE 0.5%
Finmeccanica S.p.A.                     12,254        368,350
OIL DISTRIBUTION 0.2%
ERG S.p.A.                               5,513        151,703
PUBLISHING, BROADCASTING & CINEMA 0.2%
Mediaset S.p.A.                         12,000        131,063
REAL ESTATE DEVELOPMENT 0.1%
Immobiliare Grande Distribuzione         8,000         44,423
Immobiliare Lombarda S.p.A. *          134,679         39,917
                                                   --------------
                                                       84,340
                                                   --------------
                                                    2,600,205
JAPAN 20.5%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.4%
Nisshin Seifun Group, Inc.              20,500        208,229
Yamazaki Baking Co., Ltd.                7,000         63,651
                                                   --------------
                                                      271,880
AUTOS 2.2%
Daihatsu Motor Co., Ltd.                 7,000         66,513
Fuji Heavy Industries Ltd.              59,000        305,566
Hino Motors Ltd.                        44,000        233,869
Kawasaki Heavy Industries Ltd.          87,000        366,993
Koito Manufacturing Co., Ltd.            9,000        123,207
Mazda Motor Corp.                       19,000        104,775
Yamaha Motor Co., Ltd.                  11,900        332,373
                                                   --------------
                                                    1,533,296
BANKS & CREDIT INSTITUTIONS 0.3%
Higo Bank Ltd.                           3,000         20,326
Orient Corp. *                          24,000         40,783
Yamaguchi Financial Group, Inc.         13,000        174,440
                                                   --------------
                                                      235,549
BASIC MINERALS & METALS 2.8%
Fujikura Ltd.                           27,000        189,576
Kobe Steel Ltd.                        114,000        458,089
Maruichi Steel Tube Ltd.                 4,400        136,451
Mitsui Mining & Smelting Co., Ltd.      16,000         87,510
Nisshin Steel Co., Ltd.                 58,000        249,284

See financial notes.
                                                 Laudus Funds Annual Report   71

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Sumitomo Electric Industries Ltd.       21,500        325,668
Sumitomo Metal Mining Co., Ltd.         25,000        480,698
Tokyo Steel Manufacturing Co., Ltd.      5,400         79,436
                                                   --------------
                                                    2,006,712
BEER, LIQUOR, & TOBACCO 0.5%
Asahi Breweries Ltd.                    22,800        365,184
CHEMICALS & RUBBER 2.2%
Asahi Kasei Corp.                       59,000        427,782
Daicel Chemical Industries Ltd.          4,000         27,213
Dainippon Ink & Chemicals, Inc.         16,000         63,380
Kaneka Corp.                            30,000        285,410
Mitsui Chemicals, Inc.                  39,000        339,832
Teijin Ltd.                             64,000        359,708
Tosoh Corp.                             11,000         56,658
                                                   --------------
                                                    1,559,983
COMMUNICATIONS UTILITIES 0.0%
Rakuten, Inc.                               68         32,224
DRUGS & PHARMACEUTICALS 0.7%
Ono Pharmaceutical Co., Ltd.             3,500        195,856
Taisho Pharmaceutical Co., Ltd.         16,000        293,209
                                                   --------------
                                                      489,065
ELECTRIC UTILITIES 0.4%
Hokkaido Electric Power Co., Inc.        2,300         61,022
Kyushu Electric Power Co., Inc.          5,300        150,647
The Chugoku Electric Power Co.,
  Inc.                                   3,900         87,162
                                                   --------------
                                                      298,831
FINANCIAL INVESTMENTS 0.2%
Hitachi Capital Corp.                    8,800        175,127
FURNITURE & HOUSEHOLD ITEMS 1.3%
Kokuyo Co., Ltd.                        10,500        138,781
Matsushita Electric Works Ltd.          10,000        114,264
NAMCO BANDAI Holdings, Inc.             20,400        317,219
Sankyo Co., Ltd.                         7,100        311,248
Sumitomo Bakelite Co., Ltd.              8,000         57,679
                                                   --------------
                                                      939,191
GAS & OTHER PUBLIC UTILITIES 0.5%
Osaka Gas Co., Ltd.                     89,000        344,833
GOVERNMENT AIRCRAFT & DEFENSE 0.2%
Mitsui Engineering & Shipbuilding
  Co., Ltd.                             32,000        135,095
INSTRUMENTS 0.1%
Nikon Corp.                              5,000        104,941
INSURANCE 0.7%
Aioi Insurance Co., Ltd.                51,000        354,421
NIPPONKOA Insurance Co., Ltd.           15,000        128,188
                                                   --------------
                                                      482,609
IT HARDWARE 1.1%
Alps Electric Co., Ltd.                 13,000        151,806
Brother Industries Ltd.                 20,000        270,045
Seiko Epson Corp.                       11,600        340,595
                                                   --------------
                                                      762,446

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
LAND & WATER TRANSPORTATION 0.8%
Seino Transportation Co., Ltd.          18,000        169,618
West Japan Railway Co.                      79        364,138
                                                   --------------
                                                      533,756
MAINFRAME & MINICOMPUTERS 0.4%
NEC Corp.                               49,000        261,900
METAL PRODUCTS & MACHINERY 0.7%
Bosch Corp.                             33,000        149,200
Hitachi Construction Machinery Co.,
  Ltd.                                   6,900        185,865
Sega Sammy Holdings, Inc.                3,200         74,587
Toyo Seikan Kaisha Ltd.                  5,600        112,497
                                                   --------------
                                                      522,149
MISCELLANEOUS FINANCE 1.0%
Mitsubishi UFJ Securities Co., Ltd.     21,000        238,580
Okasan Holdings, Inc.                   13,000        101,043
Shinko Securities Co., Ltd.              2,000         10,081
Shinsei Bank Ltd.                       71,000        339,502
                                                   --------------
                                                      689,206
OIL DISTRIBUTION 0.5%
Nippon Mining Holdings, Inc.            37,500        321,405
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.6%
Konica Minolta Holdings, Inc. *         31,000        406,151
PUBLISHING, BROADCASTING & CINEMA 0.7%
Dentsu, Inc.                                27         75,280
Fuji Television Network, Inc.                4          9,248
Hakuhodo DY Holdings, Inc.               2,940        205,259
Toppan Printing Co., Ltd.                9,000         93,747
TV Asahi Corp.                              73        146,456
                                                   --------------
                                                      529,990
REAL ESTATE DEVELOPMENT 1.1%
Daito Trust Construction Co., Ltd.       8,000        374,814
Hankyu Hanshin Holdings, Inc.           61,000        368,583
                                                   --------------
                                                      743,397
RETAIL 0.5%
Aoyama Trading Co., Ltd.                 5,300        167,829
FamilyMart Co., Ltd.                     7,600        210,976
                                                   --------------
                                                      378,805
TEXTILES & APPAREL 0.3%
Onward Kashiyama Co., Ltd.              14,000        194,191
TRADING COMPANY 0.3%
Sojitz Corp. *                          47,300        196,552
                                                   --------------
                                                   14,514,468
MALAYSIA 1.2%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
PPB Group Berhad                        20,000         36,982
BANKS & CREDIT INSTITUTIONS 0.1%
Hong Leong Credit Berhad                11,000         18,275
RHB Capital Berhad                      59,000         81,522
                                                   --------------
                                                       99,797
CELLULAR & WIRELESS 0.2%
Maxis Communications Berhad             35,000        120,346

                                                            See financial notes.
 72  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
COMMUNICATIONS UTILITIES 0.1%
Digi.com Berhad                         16,000         86,586
ELECTRIC UTILITIES 0.1%
Tenaga Nasional Berhad                  24,000         79,150
FINANCIAL INVESTMENTS 0.1%
Hong Leong Bank Berhad                  27,000         46,794
OIL DISTRIBUTION 0.1%
Petronas Dagangan Berhad                24,000         42,657
RESTAURANTS, HOTELS & THEATERS 0.2%
Genting Berhad                          16,000        183,877
WHOLESALE 0.2%
Sime Darby Berhad                       58,000        135,521
                                                   --------------
                                                      831,710
MEXICO 1.1%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.2%
Embotelladoras Arca S.A.                 3,900         14,316
Grupo Bimbo S.A. de C.V., Series A      17,300         86,984
Grupo Continental S.A.                   6,700         14,446
                                                   --------------
                                                      115,746
BANKS & CREDIT INSTITUTIONS 0.2%
Grupo Financiero Banorte S.A. de
  C.V., Class O                         35,900        170,422
BASIC MINERALS & METALS 0.3%
Grupo Mexico SAB de C.V., Series B      36,700        171,227
Industrias CH S.A., Series B *          12,400         52,338
                                                   --------------
                                                      223,565
RETAIL 0.3%
Controladora Comercial Mexicana
  S.A. de C.V.                          21,300         60,186
Grupo Carso S.A. de C.V., Series A1     19,100         69,560
Organizacion Soriana S.A.B de C.V.,
  Series B                              16,200         48,432
                                                   --------------
                                                      178,178
TEXTILES & APPAREL 0.1%
Alfa S.A., Series A                     14,000        103,355
                                                   --------------
                                                      791,266
NETHERLANDS 1.5%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.2%
CSM N.V. CVA                             4,091        146,342
CHEMICALS & RUBBER 0.6%
Koninklijke DSM N.V.                     8,784        394,194
FURNITURE & HOUSEHOLD ITEMS 0.2%
Hunter Douglas N.V.                      2,000        176,463
INFORMATION & SERVICES 0.3%
Vedior N.V. CVA                         10,400        231,795
WHOLESALE 0.2%
Buhrmann N.V.                           10,000        134,312
                                                   --------------
                                                    1,083,106
NEW ZEALAND 0.1%
-----------------------------------------------------------------
AIRLINES 0.1%
Air New Zealand Ltd.                    50,000         83,451

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
PHILIPPINES 0.2%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
JG Summit Holding, Inc.                210,000         55,309

BANKS & CREDIT INSTITUTIONS 0.1%
Bank of the Philippine Islands           8,000         10,832
Metropolitan Bank & Trust Co.           50,000         64,383
                                                   --------------
                                                       75,215
                                                   --------------
                                                      130,524
POLAND 1.6%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.3%
Bank Handlowy w Warszawie S.A.           6,000        200,161
BASIC MINERALS & METALS 0.4%
KGHM Polska Miedz S.A.                   8,100        271,052
COMMUNICATIONS UTILITIES 0.3%
Telekomunikacja Polska S.A.             31,500        257,761
OIL DISTRIBUTION 0.6%
Grupa Lotos S.A. *                       6,000         88,079
Polski Koncern Naftowy Orlen S.A. *     20,000        327,217
                                                   --------------
                                                      415,296
                                                   --------------
                                                    1,144,270
PORTUGAL 0.4%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.4%
Banco Espirito Santo, S.A. (BES)
  Reg'd                                 16,000        305,802
RUSSIA 0.6%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.2%
Mechel ADR                               4,900        162,925
COMMUNICATIONS UTILITIES 0.4%
Rostelecom ADR                           5,000        259,450
OIL & COAL RESOURCES 0.0%
Tatneft GDR                                300         28,500
                                                   --------------
                                                      450,875
SINGAPORE 1.0%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
Asia Food & Properties Ltd.             66,000         30,195
AIRLINES 0.2%
Singapore Airlines Ltd.                 11,000        120,013
AUTOS 0.1%
Jardine Cycle & Carriage Ltd.            7,000         54,695
COMMERCIAL AIRCRAFT & COMPONENTS 0.1%
Singapore Technologies Engineering
  Ltd. (ST Engg)                        31,000         67,709
ELECTRIC UTILITIES 0.2%
Sembcorp Industries Ltd.                43,000        144,164
INSURANCE 0.1%
Great Eastern Holding Ltd.               4,000         51,793

See financial notes.
                                                 Laudus Funds Annual Report   73

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
REAL ESTATE DEVELOPMENT 0.3%
Fraser & Neave Ltd.                     41,000        137,551
Wheelock Properties (S) Ltd.            18,000         38,311
Wing Tai Holdings Ltd.                  31,000         64,683
                                                   --------------
                                                      240,545
                                                   --------------
                                                      709,114
SOUTH AFRICA 2.0%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.4%
Nedbank Group Ltd.                      16,000        309,642
BASIC MINERALS & METALS 0.9%
African Rainbow Minerals Ltd. *         12,000        169,670
AngloGold Ashanti Ltd.                   1,500         66,799
Harmony Gold Mining Co., Ltd. *         10,558        146,603
Mittal Steel South Africa Ltd.          16,000        260,858
                                                   --------------
                                                      643,930
COMMUNICATIONS UTILITIES 0.4%
Telkom South Africa Ltd.                14,000        319,605
INSURANCE 0.3%
Liberty Group Ltd.                      14,000        158,865
Sanlam Ltd.                              7,607         20,877
                                                   --------------
                                                      179,742
                                                   --------------
                                                    1,452,919
SOUTH KOREA 2.9%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Lotte Confectionery Co., Ltd.               70         89,492
AUTOS 0.0%
Hyundai Mobis                              240         20,593
BANKS & CREDIT INSTITUTIONS 0.1%
Woori Finance Holdings Co., Ltd.         3,760         90,937
BASIC MINERALS & METALS 0.1%
Korea Zinc Co., Ltd.                       730         77,502
BEER, LIQUOR, & TOBACCO 0.1%
KT&G Corp.                                 990         64,605
CHEMICALS & RUBBER 0.1%
Hanwha Chemical Corp.                    2,690         41,747
COMMUNICATIONS UTILITIES 0.4%
KT Corp.                                 2,700        120,985
KT Freetel Co., Ltd.                     4,360        121,817
LS Cable Ltd.                            1,310         57,117
                                                   --------------
                                                      299,919
GOVERNMENT AIRCRAFT & DEFENSE 0.8%
Hyundai Heavy Industries Co., Ltd.       1,410        280,555
Hyundai Mipo Dockyard Co., Ltd.            570        104,692
Samsung Heavy Industries Co., Ltd.       6,460        171,566
                                                   --------------
                                                      556,813
METAL PRODUCTS & MACHINERY 0.3%
Doosan Corp. *                           1,150         93,817
Doosan Infracore Co., Ltd.               5,090        129,466
                                                   --------------
                                                      223,283
OIL DISTRIBUTION 0.5%
SK Corp.                                 3,760        368,259
RETAIL 0.2%
Shinsegae Co., Ltd.                        220        126,074

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
WHOLESALE 0.2%
Hanwha Corp.                             2,430         98,579
                                                   --------------
                                                    2,057,803
SPAIN 1.8%
-----------------------------------------------------------------
AIRLINES 0.4%
Iberia Lineas Aereas de Espana S.A.     54,000        288,809
CONSTRUCTION MATERIALS 0.3%
Cementos Portland Valderrivas, S.A.      1,200        181,421
GAS & OTHER PUBLIC UTILITIES 0.4%
Enagas, S.A.                            11,900        307,219
LAND & WATER TRANSPORTATION 0.2%
Altadis, S.A.                            2,700        173,169
RESTAURANTS, HOTELS & THEATERS 0.5%
NH Hoteles, S.A.                         5,600        128,968
Sol Melia, S.A.                          8,100        194,987
                                                   --------------
                                                      323,955
                                                   --------------
                                                    1,274,573
SWEDEN 1.2%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.5%
Boliden AB *                            15,000        331,310
COMMUNICATIONS UTILITIES 0.4%
Tele2 AB, Class B                       18,000        295,635
GOVERNMENT AIRCRAFT & DEFENSE 0.2%
Saab AB, Series B                        6,000        161,925
REAL ESTATE DEVELOPMENT 0.1%
Castellum AB                               756         10,920
Kungsleden AB                            1,165         20,959
                                                   --------------
                                                       31,879
                                                   --------------
                                                      820,749
SWITZERLAND 2.3%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.1%
Verwaltungs-und Privat-Bank AG             280         68,750
BASIC MINERALS & METALS 0.2%
Georg Fischer AG-Reg'd. *                  160        115,763
CHEMICALS & RUBBER 0.3%
Clariant AG-Reg'd *                     13,000        223,612
DRUGS & PHARMACEUTICALS 0.3%
Ciba Specialty Chemicals AG-Reg'd        3,300        217,876
ELECTRIC UTILITIES 0.0%
Energiedienst Holding AG-Reg'd *            52         26,240
INFORMATION & SERVICES 0.1%
Kuoni Reisen Holding AG-Reg'd *            136         81,582
INSURANCE 1.3%
Baloise Holding AG-Reg'd                 2,800        292,371
Helvetia Holding AG                        540        231,947
Swiss Life Holding-Reg'd                 1,440        362,382
                                                   --------------
                                                      886,700
                                                   --------------
                                                    1,620,523
TAIWAN 3.3%
-----------------------------------------------------------------
AUTOS 0.1%
China Motor Corp.                       48,600         42,642

                                                            See financial notes.
 74  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
BANKS & CREDIT INSTITUTIONS 0.4%
China Development Financial Holding
  Corp.                                392,000        174,538
Hua Nan Financial Holdings Co.,
  Ltd.                                 189,000        141,359
                                                   --------------
                                                      315,897
BASIC MINERALS & METALS 0.1%
Walsin Lihwa Corp. *                   146,000         74,627
CELLULAR & WIRELESS 0.1%
Taiwan Mobile Co., Ltd.                105,000        112,479
CHEMICALS & RUBBER 0.7%
Formosa Chemicals & Fibre Corp.        109,730        210,053
Formosa Plastics Corp.                 155,000        293,610
                                                   --------------
                                                      503,663
COMMUNICATIONS UTILITIES 0.1%
Far Eastern Textile Ltd.                 3,000          2,574
Far EasTone Telecommunications Co.,
  Ltd.                                  65,000         73,855
                                                   --------------
                                                       76,429
CONSTRUCTION MATERIALS 0.1%
Taiwan Cement Corp.                     89,000         74,834
IT HARDWARE 0.9%
Advanced Semiconductor Engineering,
  Inc. *                                50,000         59,430
Lite-On Technology Corp.                   437            563
Nan Ya Plastics Corp.                   96,000        179,515
Nanya Technology Corp.                  30,000         25,009
Powerchip Semiconductor Corp.          219,119        130,949
ProMOS Technologies, Inc. *            283,000        109,652
Vanguard International
  Semiconductor Corp.                   71,379         60,045
Winbond Electronics Corp. *            190,000         67,301
                                                   --------------
                                                      632,464
MAINFRAME & MINICOMPUTERS 0.2%
Compal Electronics, Inc.                33,320         28,147
Inventec Co., Ltd.                      24,000         19,112
Quanta Computer, Inc.                   45,550         69,329
                                                   --------------
                                                      116,588
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.6%
Acer, Inc.                              82,460        157,915
Asustek Computer, Inc.                  64,000        150,273
Wistron Corp.                           59,000         89,249
                                                   --------------
                                                      397,437
                                                   --------------
                                                    2,347,060
THAILAND 0.8%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.5%
Bangkok Bank Public Co., Ltd.           50,000        154,203
Kasikornbank Public Co., Ltd.           60,000        111,285
Krung Thai Bank Public Co., Ltd.       209,000         72,227
                                                   --------------
                                                      337,715
CELLULAR & WIRELESS 0.1%
Total Access Communication Public
  Co., Ltd. *                           15,000         67,660
OIL & COAL RESOURCES 0.1%
Banpu Public Co., Ltd.                   7,000         40,035

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
OIL DISTRIBUTION 0.1%
PTT Exploration & Production Public
  Co., Ltd.                             36,000         92,545
                                                   --------------
                                                      537,955
TURKEY 0.9%
-----------------------------------------------------------------
AUTOS 0.4%
Koc Holding A/S *                       56,000        250,205
OIL DISTRIBUTION 0.5%
Petrol Ofisi A/S                        21,000         89,166
Tupras-Turkiye Petrol Rafinerileri
  A/S                                   12,000        266,057
                                                   --------------
                                                      355,223
                                                   --------------
                                                      605,428
UNITED KINGDOM 11.7%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.4%
Tate & Lyle plc                         23,709        268,937
AUTOS 0.4%
GKN plc                                 38,000        285,018
BANKS & CREDIT INSTITUTIONS 0.0%
Intermediate Capital Group plc              58          2,226
BASIC MINERALS & METALS 0.6%
Antofagasta plc                         24,078        245,758
Kazakhmys plc                            8,887        205,597
                                                   --------------
                                                      451,355
BEER, LIQUOR, & TOBACCO 0.5%
Scottish & Newcastle plc                29,000        343,483
CELLULAR & WIRELESS 0.3%
The Carphone Warehouse plc              38,000        208,129
COMMUNICATIONS UTILITIES 0.1%
Cable & Wireless                        12,000         39,484
COLT Telecom Group S.A. *               18,000         63,172
                                                   --------------
                                                      102,656
CONSTRUCTION MATERIALS 0.0%
Cookson Group plc                        2,523         30,874
ELECTRIC UTILITIES 1.0%
British Energy Group plc *              32,000        307,300
Internationall Power plc                49,000        382,993
                                                   --------------
                                                      690,293
FOREST PRODUCTS & PAPER 0.1%
DS Smith plc                            18,000         79,101
FURNITURE & HOUSEHOLD ITEMS 0.5%
Smiths Group plc                        17,279        349,297
GAS & OTHER PUBLIC UTILITIES 0.6%
Kelda Group plc                          8,821        163,165
Northumbrian Water Group plc            20,000        122,400
United Utilities plc                    11,200        166,875
                                                   --------------
                                                      452,440
GOVERNMENT AIRCRAFT & DEFENSE 0.1%
Vt Group plc                             9,000         87,085
INFORMATION & SERVICES 0.4%
Group 4 Securicor plc                   63,000        249,361

See financial notes.
                                                 Laudus Funds Annual Report   75

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
INSURANCE 1.5%
Amlin plc                               32,000        178,208
Brit Insurance Holdings plc             16,000        101,527
Friends Provident plc                   84,000        318,559
Old Mutual                              48,000        155,469
Resolution plc                          24,800        302,586
                                                   --------------
                                                    1,056,349
MISCELLANEOUS FINANCE 0.6%
Investec plc                            19,200        248,893
Legal & General Gp                      48,000        150,666
                                                   --------------
                                                      399,559
PUBLISHING, BROADCASTING & CINEMA 0.3%
Trinity Mirror plc                      17,488        182,704
REAL ESTATE DEVELOPMENT 0.6%
Enterprise Inns plc                     24,579        323,963
Mapeley Ltd.                               877         67,046
Minerva plc *                            3,000         22,589
Shaftesbury plc                          2,766         41,258
                                                   --------------
                                                      454,856
REAL ESTATE INVESTMENT TRUSTS 0.6%
Brixton plc                             14,000        140,231
Hammerson plc                            8,322        284,539
                                                   --------------
                                                      424,770
RESTAURANTS, HOTELS & THEATERS 2.4%
Compass Group                           32,000        214,328
Greene King plc                         10,800        234,418
Marston's plc                            9,838         85,482
Millennium & Copthorne Hotel plc        14,501        194,226
Punch Taverns plc                       13,000        319,237
Whitbread plc                            9,300        346,290
William Hill plc                        21,600        270,620
                                                   --------------
                                                    1,664,601
RETAIL 0.2%
Alliance Boots plc                       3,656         73,909
Pendragon plc                           30,000         71,387
                                                   --------------
                                                      145,296
SOFTWARE 0.5%
Dimension Data Holdings plc             70,583         69,689
Logicacmg                               72,921        255,689
                                                   --------------
                                                      325,378
                                                   --------------
                                                    8,253,768
                                                   --------------
TOTAL COMMON STOCK (COST $59,606,638)              67,724,126
                                                   --------------

PREFERRED STOCK 1.5% OF NET ASSETS
BRAZIL 1.4%
-----------------------------------------------------------------
Acesita S.A.                             2,100         74,040
Aracruz Celulose S.A.                   21,500        111,554
Brasil Telecom Participacoes S.A. *   1,575,000        14,142
Centrais Eletricas Brasileiras S.A.   1,368,000        29,746
Companhia Brasileira de Petroleo
  Ipiranga                               1,400         17,090
Companhia Energetica de Minas
  Gerais                              1,365,000        66,915

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Companhia Paranaense de Energia-
  Copel *                             5,964,000        69,473
Elektro-Eletricidade e Servicos
  S.A.                                3,812,000        23,775
Eletropaulo Metropolitana S.A. *      1,116,679        52,032
Gerdau S.A.                              4,400         80,641
Tele Norte Leste Participacoes S.A.     11,000        152,429
Telemar Norte Leste S.A.                 2,700         55,434
Usinas Siderurgicas de Minas Gerais
  S.A.                                   2,900        140,447
Votorantim Celulose e Papel S.A. *       3,800         69,681
                                                   --------------
                                                      957,399
COLUMBIA 0.1%
-----------------------------------------------------------------
BanColombia S.A. ADR                     3,100         85,839
UNITED KINGDOM 0.0%
-----------------------------------------------------------------
Rolls-Royce Group plc *                888,000          1,791
                                                   --------------
TOTAL PREFERRED STOCK (COST $940,867)               1,045,029
                                                   --------------

RIGHTS 0.0% OF NET ASSETS
Citic Pacific Ltd. (a)*                  2,200             --
Conwert Immobilien Invest AG *           2,500             --
Suncorp-Metway Ltd. *                    2,466         10,575
                                                   --------------
TOTAL RIGHTS (COST $ -- )                              10,575
                                                   --------------

                                        FACE
SECURITY                               AMOUNT        VALUE
RATE, MATURITY DATE                      ($)          ($)
SHORT-TERM INVESTMENT 1.4% OF NET ASSETS
REPURCHASE AGREEMENT 1.4%
-----------------------------------------------------------------
Fixed Income Clearing Corp. dated
  03/30/07, due 04/02/07 at 5.00%,
  with a maturity value of $983,410
  (fully collateralized by Federal
  Home Loan Bank with a value of
  $1,007,219)                          983,000        983,000
                                                   --------------
TOTAL SHORT-TERM INVESTMENT
  (COST $983,000)                                     983,000
-----------------------------------------------------------------
END OF INVESTMENTS.

At 03/31/07, the tax basis cost of the fund's investments was $61,931,534 and the unrealized appreciation and depreciation was $9,055,176 and ($1,223,980), respectively, with a net unrealized appreciation of $7,831,196.

At 03/31/07, the prices of certain foreign securities held by the fund aggregating $61,619,946 were adjusted from their closing market prices following the guidelines adopted by the fund's Board of Trustees.

*  Non-income producing security.

(a) Fair-valued by Management.
ADR -- American Depositary Receipt
CVA -- Dutch Certificate
GDR -- Global Depositary Receipt

                                                            See financial notes.
 76  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS as of March 31, 2007

                                       COST             VALUE
HOLDINGS BY CATEGORY                    ($)              ($)
-----------------------------------------------------------------
 96.8%     COMMON STOCK            1,528,627,990    1,869,932,546
  0.1%     PREFERRED STOCK             1,621,605        2,433,143
  0.1%     RIGHTS                             --        1,033,254
   --%     WARRANTS                           --           39,371
  1.7%     SHORT-TERM INVESTMENT      33,108,000       33,108,000
-----------------------------------------------------------------
 98.7%     TOTAL INVESTMENTS       1,563,357,595    1,906,546,314
  7.6%     COLLATERAL INVESTED
           FOR SECURITIES ON LOAN    146,492,602      146,492,602
 (6.3)%    OTHER ASSETS AND
           LIABILITIES                               (122,047,248)
-----------------------------------------------------------------
100.0%     NET ASSETS                               1,930,991,668

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
COMMON STOCK 96.8% OF NET ASSETS
AUSTRALIA 4.3%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.2%
ABB Grain Ltd.                        269,671        1,683,906
Forest Enterprises Australia
  Ltd.                                291,389          173,221
Futuris Corp., Ltd.                   749,505        1,309,016
Ridley Corp., Ltd.                    914,900          834,862
                                                 -----------------
                                                     4,001,005
BANKS & CREDIT INSTITUTIONS 0.0%
Bendigo Bank Ltd.                      53,732          738,079

BASIC MINERALS & METALS 1.6%
Ausdrill Ltd.                         556,300          897,411
BlueScope Steel Ltd.                   25,300          214,595
Consolidated Rutile Ltd.              374,075          207,295
Equigold NL                           502,059          663,294
Felix Resources Ltd.                  351,965        1,419,919
Independence Group NL                 362,364        1,452,341
Jabiru Metals Ltd. *                  641,876          643,429
Jubilee Mines NL                      236,600        3,340,096
Macmahon Holdings Ltd.              1,699,900        1,167,717
Minara Resources Ltd.                 540,059        3,215,327
Mincor Resources NL                   872,984        2,161,607
Onesteel Ltd.                         564,800        2,352,561
Perilya Ltd.                          534,800        1,559,359
Portman Ltd. *                        106,301          423,304
Sally Malay Mining Ltd. *             585,881        1,860,672
Smorgon Steel Group Ltd.            1,422,508        2,344,259
Sons Of Gwalia Ltd.
  (a)(b)(c)*                           58,024               --
Straits Resources Ltd.                440,822        1,332,798
Zinifex Ltd.                          413,900        5,267,874
                                                 -----------------
                                                    30,523,858
CHEMICALS & RUBBER 0.2%
Incitec Pivot Ltd.                     79,900        3,192,598

CONSTRUCTION & HOMEBUILDING 0.1%
Leighton Holdings Ltd.                  1,800           48,751
Sunland Group Ltd.                    643,700        1,746,901
                                                 -----------------
                                                     1,795,652
CONSTRUCTION MATERIALS 0.1%
Adelaide Brighton Ltd.                670,150        1,856,685


                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
FINANCIAL INVESTMENTS 0.0%
National Hire Group Ltd.               72,200           93,396

FOREST PRODUCTS & PAPER 0.2%
PaperlinX Ltd.                      1,123,870        3,782,971

GAS & OTHER PUBLIC UTILITIES 0.1%
Hastings Diversified
  Utilities Fund                       49,400          129,060
Transpacific Industries Group
  Ltd.                                243,440        2,118,698
                                                 -----------------
                                                     2,247,758
GOVERNMENT AIRCRAFT & DEFENSE 0.0%
Austal Ltd.                             4,900           12,482

INFORMATION & SERVICES 0.2%
Coffey International Ltd.              25,700           81,375
Credit Corp Group Ltd.                  3,800           31,442
Monadelphous Group Ltd.               153,684        1,319,547
Programmed Maintenance
  Services Ltd.                         8,200           34,159
WorleyParsons Ltd.                    120,300        2,680,723
                                                 -----------------
                                                     4,147,246
LAND & WATER TRANSPORTATION 0.0%
K & S Corp., Ltd.                       4,444           13,941

MISCELLANEOUS FINANCE 0.1%
IOOF Holdings Ltd.                    224,900        1,811,517

OIL & COAL RESOURCES 0.0%
New Hope Corp., Ltd.                  480,937          594,457

PUBLISHING, BROADCASTING & CINEMA 0.3%
Austereo Group Ltd.                   664,205        1,100,235
Seven Network Ltd.                     71,500          659,801
Village Roadshow Ltd.                 111,739          298,016
West Australian Newspapers
  Holdings Ltd.                       327,870        4,139,384
                                                 -----------------
                                                     6,197,436
REAL ESTATE DEVELOPMENT 0.3%
Lend Lease Corp., Ltd.                289,500        4,674,055
Port Bouvard Ltd.                     103,200          212,546
                                                 -----------------
                                                     4,886,601
RESTAURANTS, HOTELS & THEATERS 0.0%
Amalgamated Holdings Ltd.             118,887          624,192

RETAIL 0.3%
David Jones Ltd.                      560,500        2,059,695
Goodman Fielder Ltd.                1,161,814        2,293,046
Just Group Ltd.                       277,628          934,285
Specialty Fashion Group Ltd.           60,318           95,298
                                                 -----------------
                                                     5,382,324
SOFTWARE 0.1%
HPAL Ltd.                             325,379          509,877
Iress Market Technology Ltd.          158,276        1,036,201
Oakton Ltd.                            47,825          171,898
UXC Ltd.                              604,692          845,014
                                                 -----------------
                                                     2,562,990
TEXTILES & APPAREL 0.2%
Pacific Brands Ltd.                 1,157,300        2,870,386


See financial notes.
                                                 Laudus Funds Annual Report   77

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
WHOLESALE 0.3%
Alesco Corp., Ltd.                     27,468          277,339
Crane Group Ltd.                      108,400        1,436,308
Housewares International Ltd.
  *                                     3,353            7,292
Sims Group Ltd.                       202,873        3,824,129
                                                 -----------------
                                                     5,545,068
                                                 -----------------
                                                    82,880,642
AUSTRIA 2.0%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
Agrana Beteiligungs AG                  2,589          261,187

AIRLINES 0.0%
Austrian Airlines/
  Osterreichische
  Luftverkehrs AG *                    11,918          172,316

BASIC MINERALS & METALS 1.3%
Boehler-uddeholm Ag                   118,181       11,388,047
Voestalpine AG (a)                    171,519       12,445,533
                                                 -----------------
                                                    23,833,580
COMMUNICATIONS UTILITIES 0.1%
Telekom Austria AG                     66,400        1,668,459

FOREST PRODUCTS & PAPER 0.1%
Mayr-Melnhof Karton AG                  5,583        1,246,342
REAL ESTATE DEVELOPMENT 0.5%
Conwert Immobilien Invest AG
  *                                    66,243        1,457,464
Immofinanz Immobilien
  Analagen AG *                       540,000        8,684,363
                                                 -----------------
                                                    10,141,827
SOFTWARE 0.0%
Brain Force Holding AG                  4,740           21,362
S&T System Integration &
  Technology Distribution AG
  *                                     4,341          330,539
                                                 -----------------
                                                       351,901
TEXTILES & APPAREL 0.0%
Linz Textil Holding AG *                  158           35,881
Wolford AG *                            2,744          137,310
                                                 -----------------
                                                       173,191
WHOLESALE 0.0%
Ottakringer Brauerei AG                   564           64,444
                                                 -----------------
                                                    37,913,247
BELGIUM 1.5%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
Sipef N.V.                                 69           24,397

BASIC MINERALS & METALS 0.1%
Bekaert N.V.                            6,680          911,818

CHEMICALS & RUBBER 0.2%
Solvay Sa                               4,258          656,577
Tessenderlo Chemie N.V.                66,754        3,271,856
                                                 -----------------
                                                     3,928,433

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
COMMERCIAL AIRCRAFT & COMPONENTS 0.0%
Societe Anonyme Belge de
  Constructions Aeronautques
  (SABCA)                                 681           18,194

FINANCIAL INVESTMENTS 0.0%
Econocom Group                         61,677          659,130
INSTRUMENTS 0.4%
Agfa Gevaert N.V.                     265,000        5,998,909
Ion Bearn Applications *               39,216        1,144,144
                                                 -----------------
                                                     7,143,053
METAL PRODUCTS & MACHINERY 0.0%
Jensen Group N.V. *                    31,418          255,140

REAL ESTATE DEVELOPMENT 0.3%
Cofinimmo                              22,600        4,710,782
Compagnie Immobiliere de
  Belgique S.A.                         2,428          154,145
Intervest Offices                       7,416          318,723
Wereldhave Belgium                         35            3,038
                                                 -----------------
                                                     5,186,688
RESTAURANTS, HOTELS & THEATERS 0.2%
S.A. D'Ieteren N.V.                     8,310        3,423,581

RETAIL 0.3%
Brantano Group N.V.                     4,261          200,929
Delhaize Group                         69,956        6,455,404
                                                 -----------------
                                                     6,656,333
SOFTWARE 0.0%
Dolmen Computer Applications
  N.V.                                  9,172          147,858

WHOLESALE 0.0%
SAPEC S.A.                              2,737          363,949
                                                 -----------------
                                                    28,718,574
CANADA 5.7%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Saputo, Inc.                           50,440        2,017,600

AIRLINES 0.1%
ACE Aviation Holdings, Inc.,
  Class A *                            72,300        1,907,542
Transat A.T., Inc., Class A            17,300          528,066
                                                 -----------------
                                                     2,435,608
BANKS & CREDIT INSTITUTIONS 0.1%
Laurentian Bank of Canada              60,408        1,747,620

BASIC MINERALS & METALS 1.6%
Agnico-Eagle Mines Ltd.                44,060        1,558,224
Algoma Steel, Inc. *                   82,100        3,716,367
Aur Resources, Inc.                   210,400        4,428,514
FNX Mining Co., Inc. *                100,442        2,201,111
Gerdau Ameristeel Corp.               175,260        2,076,706
Inmet Mining Corp.                    136,100        7,485,795
IPSCO, Inc.                            26,574        3,488,341
Northgate Minerals Corp. *             70,600          248,889
Sherritt International Corp.          323,821        4,667,286
Teck Cominco Ltd., Class B                 38            2,649
Yamana Gold, Inc.                     108,493        1,568,426
                                                 -----------------
                                                    31,442,308

                                                            See financial notes.
 78  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
BEER, LIQUOR, & TOBACCO 0.0%
Rothmans, Inc.                             50              890

BIOTECHNOLOGY 0.1%
QLT, Inc. *                           203,143        1,580,099
CHEMICALS & RUBBER 0.2%
Agrium, Inc.                              400           15,366
Methanex Corp.                        185,503        4,134,250
                                                 -----------------
                                                     4,149,616
COMMUNICATIONS UTILITIES 0.1%
Cogeco Cable, Inc.                     24,130          864,249

DRUGS & PHARMACEUTICALS 0.1%
Angiotech Pharmaceuticals,
  Inc. *                              237,913        1,283,844
Axcan Pharma, Inc. *                   57,000          944,487
Patheon, Inc. *                         8,375           34,095
                                                 -----------------
                                                     2,262,426
ELECTRIC UTILITIES 0.3%
ATCO Ltd., Class I                    158,900        6,468,861

FOREST PRODUCTS & PAPER 0.1%
Canfor Pulp Income Fund                    74              912
Cascades, Inc.                        137,280        1,385,285
Intertape Polymer Group, Inc.
  *                                   133,100          547,618
                                                 -----------------
                                                     1,933,815
FURNITURE & HOUSEHOLD ITEMS 0.0%
Dorel Industries, Inc., Class
  B                                     5,500          178,411

GAS & OTHER PUBLIC UTILITIES 0.0%
Newalta Income Fund                    28,500          639,121

HEALTH CARE & HOSPITAL 0.0%
MDS, Inc.                               3,010           56,967

INFORMATION & SERVICES 0.1%
FirstService Corp. *                   82,978        2,285,579

INSURANCE 0.2%
Industrial Alliance Insurance
  and Financial Services,
  Inc.                                137,289        4,222,722
Kingsway Financial Services,
  Inc.                                 12,190          228,173
Northbridge Financial Corp.             1,700           48,210
                                                 -----------------
                                                     4,499,105
IT HARDWARE 0.1%
Celestica, Inc. *                     177,550        1,084,216

METAL PRODUCTS & MACHINERY 0.3%
Groupe Laperriere &
  Verreault, Inc., Class A *           62,361        1,593,460
Husky Injection Molding
  Systems Ltd.                         45,360          302,531
Linamar Corp.                         197,584        2,702,340
Martinrea International, Inc.
  *                                   101,170        1,301,320
                                                 -----------------
                                                     5,899,651
MISCELLANEOUS FINANCE 0.3%
Canaccord Capital, Inc.               123,941        2,374,686
Dundee Corp., Class A *                35,770        1,652,329
Dundee Wealth Management,
  Inc.                                135,290        1,857,381
                                                 -----------------
                                                     5,884,396

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
OIL & COAL RESOURCES 0.2%
Canetic Resources Trust               204,412        2,645,228

OIL DRILLING & SERVICES 0.5%
Flint Energy Services Ltd. *           94,071        2,036,236
Real Resources, Inc. *                 60,962          516,949
Tesco Corp. *                          85,451        2,274,499
Trican Well Service Ltd.              220,400        4,362,183
                                                 -----------------
                                                     9,189,867
PUBLISHING, BROADCASTING & CINEMA 0.5%
Astral Media, Inc.                        940           32,731
CanWest Global Communications
  Corp. *                             160,514        1,537,709
Corus Entertainment, Inc.,
  Class B                             119,000        4,540,450
Torstar Corp., Class B                  4,283           73,121
Transcontinental, Inc., Class
  A                                   215,158        3,982,613
                                                 -----------------
                                                    10,166,624
REAL ESTATE DEVELOPMENT 0.0%
BPO Properties Ltd.                     2,929          175,029
MI Developments, Inc., Class
  A                                       900           33,646
                                                 -----------------
                                                       208,675
REAL ESTATE INVESTMENT TRUSTS 0.1%
Canadian Real Estate
  Investment Trust                     28,290          759,627
Dundee Real Estate Investment
  Trust                                53,483        1,839,130
                                                 -----------------
                                                     2,598,757
RETAIL 0.3%
Alimentation Couche-Tard,
  Inc., Class B                            10              209
Empire Co., Ltd., Class A              22,500          781,507
Leon's Furniture Ltd.                  43,000        1,862,278
Sobeys, Inc.                           92,103        2,911,875
                                                 -----------------
                                                     5,555,869
SOAPS & COSMETICS 0.1%
CCL Industries, Inc., Class B          60,620        1,950,657

SOFTWARE 0.2%
CGI Group, Inc. *                      20,140          174,099
Open Text Corp. *                     148,200        3,297,755
                                                 -----------------
                                                     3,471,854
                                                 -----------------
                                                   111,218,069
CHINA 0.5%
------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.0%
Industrial and Commercial
  Bank of China (Asia) Ltd.             8,000           17,481

BASIC MINERALS & METALS 0.0%
Jiangxi Copper Co., Ltd.,
  Class H                              18,000           21,612

DRUGS & PHARMACEUTICALS 0.1%
Shanghai Industrial Holdings
  Ltd.                                692,000        1,592,254
Tong Ren Tang Technologies
  Co., Ltd., Shares H                  77,000          136,140
                                                 -----------------
                                                     1,728,394

See financial notes.
                                                 Laudus Funds Annual Report   79

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
ELECTRIC UTILITIES 0.1%
Huadian Power International
  Co., Shares H                     3,224,000        1,153,604

GOVERNMENT AIRCRAFT & DEFENSE 0.0%
COSCO International Holdings
  Ltd.                                500,000          262,499

INFORMATION & SERVICES 0.0%
Shenzhen Expressway Co.,
  Ltd., Shares H                       74,000           46,437

LAND & WATER TRANSPORTATION 0.1%
GZI Transportation Ltd.               614,000          359,191
Sichuan Expressway Co., Ltd.        6,015,000        1,354,107
Sinotrans Ltd., Class H               428,000          170,527
                                                 -----------------
                                                     1,883,825
METAL PRODUCTS & MACHINERY 0.1%
Harbin Power Equipment Co.,
  Ltd.                              1,552,000        1,748,741

MISCELLANEOUS FINANCE 0.0%
Shenyin Wanguo HK Ltd.                595,000          174,084

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.0%
Great Wall Technology Co.,
  Ltd., Class H                     2,072,000          641,327

SOFTWARE 0.0%
Digital China Holdings Ltd.           119,000           46,655

TEXTILES & APPAREL 0.1%
Weiqiao Textile Co., Ltd.,
  Class H                             927,000        1,339,605
                                                 -----------------
                                                     9,064,264
DENMARK 0.6%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Danisco A/S (a)                        12,400          972,787
Harboes Bryggeri A/S                      315           12,353
Hedegaard A/S                             943          103,937
                                                 -----------------
                                                     1,089,077
BANKS & CREDIT INSTITUTIONS 0.0%
Ostjydsk Bank A/S                         982          226,477

BEER, LIQUOR, & TOBACCO 0.4%
Carlsberg A/S, Class B (a)             62,697        6,811,431

CONSTRUCTION & HOMEBUILDING 0.0%
Ove Arkil Holding A/S                     899          169,749

FOREST PRODUCTS & PAPER 0.0%
Brodrene Hartmann A/S                   4,029          149,523
ITH Industri Invest A/S                   245            9,993
                                                 -----------------
                                                       159,516
INFORMATION & SERVICES 0.0%
Per Aarsleff A/S, Class B               7,416          704,801

LAND & WATER TRANSPORTATION 0.0%
DFDS A/S (a)                            6,009          808,270

METAL PRODUCTS & MACHINERY 0.0%
GPV Industri A/S                        4,000          214,012

PUBLISHING, BROADCASTING & CINEMA 0.0%
SKAKO Industries A/S                    4,500          244,454


                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
REAL ESTATE DEVELOPMENT 0.1%
Keops A/S (a)*                        170,044          644,670
Nordicom A/S                            2,455          311,825
                                                 -----------------
                                                       956,495
WHOLESALE 0.0%
Sanistaal A/S, Class B                  4,394          818,238
                                                 -----------------
                                                    12,202,520
FINLAND 2.0%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
Lannen Tehtaat Oyi (a)                 13,978          429,740

AIRLINES 0.2%
Finnair Oyj (a)                       203,814        3,548,050

BANKS & CREDIT INSTITUTIONS 0.0%
OKO Bank plc (OKO Pankki
  Oyj), Series A (a)                   44,596          759,814

BASIC MINERALS & METALS 0.5%
Outokumpu Oyj (a)                     108,752        3,743,325
Rautaruukki Oyj (a)                   127,363        5,934,146
                                                 -----------------
                                                     9,677,471
CHEMICALS & RUBBER 0.4%
Kemira GrowHow Oyj                     74,658        1,008,066
Kemira Oyj (a)                        266,797        6,106,107
                                                 -----------------
                                                     7,114,173
FINANCIAL INVESTMENTS 0.0%
Norvestia Oyj, Class B                 18,989          208,607

FOREST PRODUCTS & PAPER 0.1%
Huhtamaki Oyj (a)                     138,554        2,300,135

INSTRUMENTS 0.1%
Larox Oyj (a)                          28,589          343,567
Vaisala Oyj, Shares A (a)              18,932          884,655
                                                 -----------------
                                                     1,228,222
IT HARDWARE 0.0%
Elcoteq Network Corp., Class
  A (a)                                 1,894           19,973
Okmetic Oyj *                          60,000          307,807
                                                 -----------------
                                                       327,780
METAL PRODUCTS & MACHINERY 0.0%
Kyro Oyj                                2,544           13,767

MISCELLANEOUS FINANCE 0.0%
Neomarkka Oyj (a)                      21,000          229,178

REAL ESTATE DEVELOPMENT 0.2%
Citycon Oyj                           169,466        1,329,255
Sponda Oyj (a)                        142,677        2,466,296
Technopolis Ojy (a)                    52,496          534,091
                                                 -----------------
                                                     4,329,642
RETAIL 0.4%
Kesko Oyj, Class B (a)                157,604        8,439,344

SOFTWARE 0.1%
SysOpen Digia Oyi                      11,788           57,212
TietoEnator Oyj (a)                    35,014        1,018,890
                                                 -----------------
                                                     1,076,102
                                                 -----------------
                                                    39,682,025

                                                            See financial notes.
 80  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
FRANCE 10.2%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Bongrain S.A.                           4,174          391,380
Evialis                                 8,700          418,794
Rougier S.A.                              883          192,696
Sucriere de Pithiviers Le
  Vieil                                   306          290,325
                                                 -----------------
                                                     1,293,195
AIRLINES 0.9%
Air France-KLM (a)                    370,400       16,941,484

AUTOS 1.0%
Plastic Omnium S.A.                     6,932          342,806
PSA Peugeot Citroen (a)               169,930       11,981,567
Societe Fonciere Financiere
  et de Participations (FFP)           25,473        7,005,261
                                                 -----------------
                                                    19,329,634
BANKS & CREDIT INSTITUTIONS 0.0%
Caisse Regionale du Credit
  Agricole Mutuel Loire
  Haute-Loire                             815           71,747

BASIC MINERALS & METALS 0.4%
Eramet                                 35,749        7,483,474

CHEMICALS & RUBBER 1.4%
Compagnie Generale des
  Etablissements Michelin,
  Class B (a)                         252,600       27,928,254
Societe Anonyme d'Explosifs
  et de Produits Chimiques                572          309,085
                                                 -----------------
                                                    28,237,339
COMMUNICATIONS UTILITIES 0.2%
Avenir Telecom *                       14,017           45,028
Net2S *                                21,350           90,394
Publicis Groupe (a)                    74,400        3,591,273
                                                 -----------------
                                                     3,726,695
CONSTRUCTION & HOMEBUILDING 0.0%
Compagnie Industrielle et
  Financiere d' Entreprises               598          158,370

CONSTRUCTION MATERIALS 0.2%
Ciments Francais S.A.                  15,923        3,389,181

DRUGS & PHARMACEUTICALS 0.0%
Boiron S.A.                             3,084           85,455

FINANCIAL INVESTMENTS 0.0%
IDI                                     1,217           55,402
Societe Alsacienne et
  Lorraine de Valeurs
  d'Entreprises et de
  Participations                        3,835          547,862
                                                 -----------------
                                                       603,264
FOREST PRODUCTS & PAPER 0.4%
Sequana Capital                       236,053        7,173,068

GOVERNMENT AIRCRAFT & DEFENSE 0.3%
Beneteau                               40,016        4,834,216
Societe Industrielle
  D'Aviations Latecoere S.A.            6,185          187,140
Thales S.A. (a)                        26,800        1,562,651
                                                 -----------------
                                                     6,584,007

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
INFORMATION & SERVICES 0.0%
A Novo *                              102,365          104,828
Ginger *                                8,835          262,407
Groupe Crit                             4,174          195,120
Groupe Diffusion Plus                      85            3,407
Tessi S.A.                              3,864          242,113
                                                 -----------------
                                                       807,875
INSURANCE 0.5%
CNP Assurances (a)                     88,100       10,309,784

IT HARDWARE 0.1%
Radiall S.A.                            3,329          458,459
Wavecom S.A. *                         48,792        1,104,013
                                                 -----------------
                                                     1,562,472
LAND & WATER TRANSPORTATION 0.1%
Financiere de l'Odet                    1,700          781,809
Touax                                  13,000          471,981
                                                 -----------------
                                                     1,253,790
METAL PRODUCTS & MACHINERY 0.5%
Constructions Industrielles
  dela Mediterranee S.A.                1,056          179,160
Gevelot                                 3,516          277,114
Securidev S.A.                            356           12,175
Valeo S.A. (a)                        155,202        9,129,511
                                                 -----------------
                                                     9,597,960
MISCELLANEOUS FINANCE 0.8%
ABC Arbitrage                          16,943          126,958
Natixis                               583,542       14,284,417
Viel et Compagnie                      70,040          467,815
                                                 -----------------
                                                    14,879,190
PUBLISHING, BROADCASTING & CINEMA 0.3%
Havas S.A. (a)                      1,149,306        6,648,444

REAL ESTATE DEVELOPMENT 0.8%
Fonciere des Murs                          83           13,083
Fonciere Des Regions                   48,498        9,118,098
Icade Fonciere des Pimonts
  S.A.                                     40            9,347
Nexity                                 71,360        6,131,565
                                                 -----------------
                                                    15,272,093
RESTAURANTS, HOTELS & THEATERS 0.8%
Club Mediterranee S.A. *                  225           13,228
Compagnie des Alpes                     2,065          198,614
Groupe Flo *                           44,837          627,360
Pierre & Vacances                       3,129          431,228
Sodexho Alliance S.A. (a)             185,200       13,591,232
                                                 -----------------
                                                    14,861,662
SOFTWARE 1.4%
Atos Origin S.A. (a)*                 138,685        9,336,350
Cap Gemini S.A. (a)                   208,500       15,869,681
Esi Group *                            19,800          313,863
GFI Informatique                       37,935          362,016
Jet Multimedia                         29,279          577,467
Lectra                                  5,256           44,334
XRT                                   110,000          228,332
                                                 -----------------
                                                    26,732,043

See financial notes.
                                                 Laudus Funds Annual Report   81

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
WHOLESALE 0.0%
Guillin Emballages                        400           37,117
                                                 -----------------
                                                   197,039,343
GERMANY 4.6%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Frosta AG                              10,062          219,862
Suedzucker AG (a)                      74,826        1,428,134
                                                 -----------------
                                                     1,647,996
AUTOS 0.0%
Grammer AG                              3,054           94,962

BASIC MINERALS & METALS 0.1%
Euromicron AG                           1,897           46,518
Leoni AG                                1,305           54,052
Norddeutsche Affinerie AG (a)          57,754        1,836,215
                                                 -----------------
                                                     1,936,785
BEER, LIQUOR, & TOBACCO 0.0%
Sektkellerei Schloss
  Wachenheim AG                        23,575          326,722

CELLULAR & WIRELESS 0.1%
Drillisch AG                          108,870        1,148,941
Funkwerk AG                            12,971          344,529
                                                 -----------------
                                                     1,493,470
CHEMICALS & RUBBER 0.6%
Lanxess (a)*                          217,071       11,230,306

COMMERCIAL AIRCRAFT & COMPONENTS 0.5%
MTU Aero Engines Holding AG           147,300        8,852,941

CONSTRUCTION MATERIALS 0.0%
Augusta Technologie AG *               18,872          370,337

DRUGS & PHARMACEUTICALS 0.0%
Altana AG                               8,853          575,840

ELECTRIC UTILITIES 0.2%
MVV Energie AG                         90,209        3,422,362

FOREST PRODUCTS & PAPER 0.0%
Westag & Getalit AG                     2,631           68,887

GOVERNMENT AIRCRAFT & DEFENSE 0.1%
Rheinmetall AG                         26,676        2,490,135

HEALTH CARE & HOSPITAL 0.0%
Maternus-Kliniken AG *                  5,738           14,564

INFORMATION & SERVICES 0.1%
D. Logistics AG (a)*                  114,503          286,241
Rucker AG                              28,950          329,011
TUI AG (a)                             44,952        1,111,292
                                                 -----------------
                                                     1,726,544
INSTRUMENTS 0.5%
Fresenius AG (a)                      119,232        9,653,937

INSURANCE 0.1%
AMB Generali Holding AG                 2,086          326,396
Wuerttembergische
  Lebensversicherung AG                32,600        1,846,465
                                                 -----------------
                                                     2,172,861

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
IT HARDWARE 1.0%
ADCapital AG                              498            7,563
Elmos Semiconductor AG *                9,868          110,901
Infineon Technologies AG *          1,302,403       20,281,839
                                                 -----------------
                                                    20,400,303
METAL PRODUCTS & MACHINERY 0.3%
Duerr AG *                             53,317        1,759,948
Gesco AG                                8,232          422,900
Gildemeister AG (a)                   170,000        2,969,660
                                                 -----------------
                                                     5,152,508
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.4%
Heidelberger Druckmaschinen
  AG                                  163,122        7,488,956
Koenig & Bauer AG                       9,040          344,856
                                                 -----------------
                                                     7,833,812
RESTAURANTS, HOTELS & THEATERS 0.0%
IFA Hotel & Touristik AG *             25,000          335,966

RETAIL 0.3%
Hornback Baumarkt
  Aktiengesellschaft                   37,600        2,564,172
KarstadtQuelle AG (a)*                 70,682        2,599,216
                                                 -----------------
                                                     5,163,388
SOFTWARE 0.1%
Bechtle AG                             15,839          464,430
ComBOTS AG (a)*                         5,459           80,694
Computerlinks AG                       16,576          319,566
Mensch + Maschine                       7,903           53,860
PC-Ware AG                             12,805          228,098
REALTECH AG                            13,166          190,828
syzygy AG                              37,013          198,253
                                                 -----------------
                                                     1,535,729
WHOLESALE 0.1%
Herlitz AG *                            8,321           36,746
INTERSEROH AG                          29,687        1,562,621
                                                 -----------------
                                                     1,599,367
                                                 -----------------
                                                    88,099,722
GREECE 0.3%
------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.2%
Bank of Greece                         26,314        3,444,189

COMMUNICATIONS UTILITIES 0.1%
Hellenic Telecommunications
  Organization S.A. (OTE) *            49,110        1,339,589

RESTAURANTS, HOTELS & THEATERS 0.0%
Opap Sa                                15,038          571,583
                                                 -----------------
                                                     5,355,361
HONG KONG 1.7%
------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.1%
Dah Sing Financial Group              103,200          897,900
Fubon Bank (Hong Kong) Ltd.           108,000           62,612
Liu Chong Hing Bank Ltd.              185,000          487,988
Wing Lung Bank Ltd.                    95,200        1,051,340
                                                 -----------------
                                                     2,499,840

                                                            See financial notes.
 82  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
BASIC MINERALS & METALS 0.0%
China Oriental Group Co.,
  Ltd.                                 25,000            8,263

CELLULAR & WIRELESS 0.0%
SmarTone Telecommunications
  Holdings Ltd.                       103,000          118,634

CONSUMER DURABLES 0.0%
Alco Holdings Ltd.                    122,000           63,032

FINANCIAL INVESTMENTS 0.0%
Peregrine Investment Holdings
  Ltd. (b)(c)*                         84,000               --

FURNITURE & HOUSEHOLD ITEMS 0.1%
Chow Sang Sang Holdings
  International Ltd.                   28,000           18,902
EganaGoldpfeil (Holdings)
  Ltd.                              2,788,000        1,957,869
                                                 -----------------
                                                     1,976,771
INFORMATION & SERVICES 0.0%
USI Holdings Ltd. (c)                 722,727          419,013
Wai Kee Holdings Ltd.                  74,000           28,404
                                                 -----------------
                                                       447,417
IT HARDWARE 0.2%
Moulin Global Eyecare
  Holdings Ltd. (b)(c)*               268,000               --
Truly International Holdings
  Ltd.                              1,300,760        1,206,392
Vtech Holdings Ltd.                   357,000        2,568,790
                                                 -----------------
                                                     3,775,182
LAND & WATER TRANSPORTATION 0.2%
Jinhui Holdings Ltd. *                939,000          391,246
Transport International
  Holdings Ltd.                       427,200        2,317,968
                                                 -----------------
                                                     2,709,214
METAL PRODUCTS & MACHINERY 0.0%
Chen Hsong Holdings Ltd.              126,000           81,877

MISCELLANEOUS FINANCE 0.2%
Allied Properties (H.K.) Ltd.         404,000          444,344
COL Capital Ltd.                      480,000          207,122
Guoco Group Ltd.                      268,000        3,767,258
Hongkong Chinese Ltd.                 180,000           33,321
                                                 -----------------
                                                     4,452,045
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.0%
Proview International
  Holdings Ltd.                     1,908,000          260,539

PUBLISHING, BROADCASTING & CINEMA 0.1%
eSun Holdings Ltd. *                1,710,000        1,359,089
Next Media Ltd.                       926,000          318,227
                                                 -----------------
                                                     1,677,316
REAL ESTATE DEVELOPMENT 0.6%
Allied Group Ltd.                     207,600          572,663
Associated International
  Hotels Ltd. *                         4,000            6,149
Chevalier International
  Holdings Ltd.                       356,000          364,421
China Motor Bus Co., Ltd.               4,000           30,689
Coastal Greenland Ltd.              1,268,000          177,908
Goldlion Holdings Ltd.                300,000           62,444
Great Eagle Holdings Ltd.               5,000           16,895

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
HKC Holdings Ltd.                   1,574,000          276,643
Hong Kong Ferry (Holdings)
  Co., Ltd.                           294,280          328,320
Hopewell Holdings Ltd.                 21,000           81,777
Hopson Development Holdings
  Ltd.                                948,000        2,370,588
Keck Seng Investments                 340,000          159,698
Kerry Properties Ltd.                 571,000        2,928,468
Lippo Ltd.                             21,000            8,289
Melbourne Enterprises Ltd.              2,000           11,609
New World China Land Ltd.             832,400          499,707
Pacific Century Premium
  Developments Ltd.                 1,464,000          462,713
Shanghai Real Estate Ltd.              78,000           19,441
Tai Cheung Holdings Ltd.            1,423,520          871,245
Wheelock Properties (S) Ltd.        1,364,000        1,440,256
Wing On Co. International
  Ltd.                                256,500          425,609
                                                 -----------------
                                                    11,115,532
RESTAURANTS, HOTELS & THEATERS 0.1%
Harbour Centre Development
  Ltd.                                180,000          317,911
Hongkong & Shanghai Hotels
  Ltd.                                952,192        1,501,740
                                                 -----------------
                                                     1,819,651
SOFTWARE 0.0%
SUNeVision Holdings Ltd.            1,050,280          145,172

WHOLESALE 0.1%
Champion Technology Holdings
  Ltd.                              4,363,582          869,428
Tan Chong International Ltd.        1,236,000          300,557
                                                 -----------------
                                                     1,169,985
                                                 -----------------
                                                    32,320,470
IRELAND 1.0%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.4%
Kerry Group plc, Class A              306,263        8,560,589

IT HARDWARE 0.0%
Vislink plc                           263,135          507,240

OIL & COAL RESOURCES 0.1%
Dragon Oil plc *                      314,975        1,110,805

PUBLISHING, BROADCASTING & CINEMA 0.4%
Independent News & Media plc
  (a)                               1,603,000        7,300,760

SOFTWARE 0.0%
Iona Technologies plc *                29,976          181,366

WHOLESALE 0.1%
DCC plc                                41,105        1,443,856
                                                 -----------------
                                                    19,104,616
ITALY 4.7%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
Centrale del Latte di Torino
  & C S.p.A.                            9,679           59,955
La Doria S.p.A.                       107,874          352,429
                                                 -----------------
                                                       412,384

See financial notes.
                                                 Laudus Funds Annual Report   83

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
BANKS & CREDIT INSTITUTIONS 0.0%
Meliorbanca S.p.A.                     28,174          157,939

BASIC MINERALS & METALS 0.0%
KME Group *                         1,191,104          957,894

CHEMICALS & RUBBER 0.5%
Montefibre S.p.A. *                   431,574          485,509
Pirelli & C. S.p.A. (a)             8,037,000        8,888,641
                                                 -----------------
                                                     9,374,150
CONSTRUCTION & HOMEBUILDING 0.1%
Vianini Lavori S.p.A.                 134,442        2,054,706

CONSTRUCTION MATERIALS 0.9%
Buzzi Unicem S.p.A. (a)                99,221        3,023,121
Italcementi S.p.A. (a)                267,899        8,045,527
Italmobiliare S.p.A.                   50,802        5,882,528
                                                 -----------------
                                                    16,951,176
ELECTRIC UTILITIES 0.6%
ACEA S.p.A.                           169,809        3,185,329
C.I.R. S.p.A. -- Compagnie
  Industriali Riunite (a)           1,620,000        6,460,690
Cofide S.p.A. -- Compagnia
  Finanziaria De Benedetti            769,882        1,336,666
                                                 -----------------
                                                    10,982,685
FOREST PRODUCTS & PAPER 1.1%
IFIL -- Investments S.p.A.
  (a)                               2,122,709       20,804,089

FURNITURE & HOUSEHOLD ITEMS 0.0%
Targetti Sankey S.p.A.                 61,225          499,567

GAS & OTHER PUBLIC UTILITIES 0.2%
Acegas-APS S.p.A.                      61,646          768,940
ACSM Como S.p.A                        47,000          147,472
Iride S.p.A.                          666,154        2,256,493
                                                 -----------------
                                                     3,172,905
GOVERNMENT AIRCRAFT & DEFENSE 0.5%
Finmeccanica S.p.A. (a)               344,800       10,364,533

INFORMATION & SERVICES 0.0%
Cam Finanziaria S.p.A. (a)             90,636          202,197
I Grandi Viaggi S.p.A.                 88,636          317,166
                                                 -----------------
                                                       519,363
INSTRUMENTS 0.0%
Gefran S.p.A.                          52,276          381,302

INSURANCE 0.0%
Ergo Previdenza S.p.A.                  7,640           54,653

LAND & WATER TRANSPORTATION 0.0%
Autostrade Meridionali S.p.A.             216            9,575
Navigazione Montanari S.p.A.            2,161           11,486
                                                 -----------------
                                                        21,061
METAL PRODUCTS & MACHINERY 0.2%
Danieli S.p.A. -- Officine
  Meccanishe Danieli & C. (a)         143,186        3,373,241

MISCELLANEOUS FINANCE 0.0%
Mittel S.p.A.                           1,230           10,481


                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
PUBLISHING, BROADCASTING & CINEMA 0.2%
A.S. Roma S.p.A. *                    111,113           94,063
Mondadori (Arnoldo) Editore
  S.p.A. (a)                          376,000        3,933,337
Monrif S.p.A.                         242,871          387,056
Telecom Italia Media S.p.A.
  (a)                                 907,930          394,548
                                                 -----------------
                                                     4,809,004
REAL ESTATE DEVELOPMENT 0.1%
Beni Stabili S.p.A. (a)               729,001        1,215,357
IPI S.p.A.                              9,935           92,949
Vittoria Assicurazioni S.p.A.           4,787           79,294
                                                 -----------------
                                                     1,387,600
RETAIL 0.2%
Gruppo Coin S.p.A. *                  383,923        2,913,065

SOAPS & COSMETICS 0.0%
Mirato S.p.A.                          32,755          403,955

SOFTWARE 0.1%
Banco di Sardegna S.p.A.                1,532           41,712
Digital Bros S.p.A.                     2,330           20,938
Engineering Ingegneria
  Informatica S.p.A.                   29,038        1,371,139
                                                 -----------------
                                                     1,433,789
                                                 -----------------
                                                    91,039,542
JAPAN 17.3%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.8%
Coca-Cola Central Japan Co.,
  Ltd. (a)                                291        2,260,829
DyDo Drinco, Inc. (a)                  46,600        1,900,463
Fuji Oil Co., Ltd.                    137,000        1,148,212
Itoham Foods, Inc.                     88,000          402,204
Mikuni Coca-Cola Bottling
  Co., Ltd.                           110,500        1,154,992
Morinaga & Co., Ltd. (a)              671,000        1,574,917
Morinaga Milk Industry Co.,
  Ltd.                                 47,000          231,656
Nichiwa Sangyo Co., Ltd.               17,000           66,840
Nippon Flour Mills Co., Ltd.          574,000        2,316,005
Nisshin Seifun Group, Inc.
  (a)                                 241,500        2,453,043
Q.P.                                    1,000            9,061
Tokatsu Foods Co., Ltd.                36,000          185,714
Yamazaki Baking Co., Ltd.             127,000        1,154,799
Yonekyu Corp.                          17,000          172,263
                                                 -----------------
                                                    15,030,998
AUTOS 1.0%
Aichi Machine Industry Co.,
  Ltd. (a)                            331,000          853,033
Calsonic Kansei Corp. (a)              72,000          345,483
Daido Metal Co., Ltd. (a)              37,000          239,212
Fuji Heavy Industries Ltd.            523,000        2,708,665
Futaba Industrial Co., Ltd.
  (a)                                 123,200        2,979,635
HI-LEX Corp.                           26,700          437,588
Hino Motors Ltd. (a)                  152,000          807,911
Kanto Auto Works Ltd. (a)             197,200        2,499,887
Kyokuto Kaihatsu Kogyo Co.,
  Ltd.                                 66,000          540,111
Mitsuba Corp.                         129,000        1,008,236
Nissan Shatai Co., Ltd.               182,000          924,900

                                                            See financial notes.
 84  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Pacific Industrial Co., Ltd.           65,000          435,912
Press Kogyo Co., Ltd.                  34,000          167,423
Sanden Corp. (a)                      275,000        1,201,280
Topre Corp.                           129,600        1,178,845
Topy Industries Ltd.                  683,000        2,739,395
Unipres Corp.                         117,800          869,096
Yorozu Corp. (a)                       19,900          280,464
                                                 -----------------
                                                    20,217,076
BANKS & CREDIT INSTITUTIONS 1.0%
Aichi Bank Ltd. (a)                    22,300        2,446,672
Akita Bank Ltd.                       250,000        1,277,561
Daishi Bank Ltd.                      562,000        2,374,801
Higo Bank Ltd.                         29,000          196,487
Hyakugo Bank Ltd.                     374,000        2,397,397
Kita-Nippon Bank Ltd.                  11,600          516,700
Kyushu-Shinwa Holdings, Inc.
  *                                   705,000        1,032,669
Miyazaki Bank Ltd.                     21,000           93,186
Orient Corp. (a)*                     205,000          348,353
San-in Godo Bank Ltd.                  46,000          434,589
Shiga Bank Ltd.                       251,000        1,738,312
Shinki Co., Ltd.                       86,700          244,654
Taiko Bank Ltd.                        71,000          216,344
The Bank of Iwate Ltd.                 14,000          807,763
The Chukyo Bank Ltd.                   89,000          283,509
The Eighteenth Bank Ltd.               50,000          233,198
The Kumamoto Family Bank Ltd.
  (c)*                                 48,000           85,132
The Mie Bank Ltd.                     363,000        1,792,811
Toho Bank Ltd.                        344,000        1,487,976
Tomato Bank Ltd.                       46,000          101,292
Yamagata Bank Ltd.                    112,000          595,886
                                                 -----------------
                                                    18,705,292
BASIC MINERALS & METALS 2.7%
Ahresty Corp.                          49,300        1,331,384
Asahi Industries Co., Ltd.                205          447,761
Chubu Steel Plate Co., Ltd.           106,500        1,290,647
Daiki Aluminium Industry Co.,
  Ltd.                                167,000        1,142,513
Dowa Mining                           391,000        3,956,478
Fujikura Ltd. (a)                     333,000        2,338,100
Godo Steel Ltd. (a)                   504,000        2,685,200
Hitachi Cable Ltd. (a)                411,000        2,330,869
Mitsui Mining & Smelting Co.,
  Ltd. (a)                            446,000        2,439,333
Nakayama Steel Works Ltd. (a)         454,000        1,744,997
Nichia Steel Works Ltd.               154,000          661,716
Nippon Light Metal (a)              1,179,000        3,332,902
Nisshin Steel Co., Ltd. (a)         1,216,000        5,226,365
Osaka Steel Co., Ltd. (a)             128,200        2,451,102
Pacific Metals Co., Ltd. (a)          248,000        3,452,289
Sanyo Special Steel Co., Ltd.
  (a)                                 394,000        2,768,506
Showa Electric Wire & Cable
  Co., Ltd. (a)                       261,000          364,403
Sumitomo Pipe & Tube Co.,
  Ltd.                                 98,000          711,117
The Furukawa Electric Co.,
  Ltd.                                  1,000            6,078
Tokyo Steel Manufacturing
  Co., Ltd. (a)                       195,400        2,874,399
Tokyo Tekko Co., Ltd.                 174,000        1,364,237
Toyo Kohan Co., Ltd.                  295,000        1,184,554

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Yamato Kogyo Co., Ltd.                139,900        4,382,500
Yodogawa Steel Works Ltd. (a)         460,000        2,829,098
                                                 -----------------
                                                    51,316,548
BEER, LIQUOR, & TOBACCO 0.2%
Asahi Breweries Ltd.                  232,400        3,722,313
Mercian Corp.                          84,000          225,740
Oenon Holdings, Inc. (a)              112,000          298,089
                                                 -----------------
                                                     4,246,142
CHEMICALS & RUBBER 0.9%
Adeka Corp. (a)                       139,700        1,609,791
Arakawa Chemical Industries
  Ltd.                                 18,200          226,343
Atomix Co., Ltd.                        3,000            9,445
Daicel Chemical Industries
  Ltd. (a)                             94,000          639,508
Dainippon Ink & Chemicals,
  Inc.                                617,000        2,444,073
Kureha Chemical Industry Co.,
  Ltd.                                409,000        2,053,695
Nippon Shokubai Co., Ltd. (a)           5,000           53,828
Sakai Chemical Industry Co.,
  Ltd.                                183,000        1,317,272
SOFT99 Corp.                           21,000          181,071
Sumitomo Rubber Industries
  Ltd.                                281,700        3,074,764
Teijin Ltd. (a)                       454,000        2,551,678
Toagosei Co., Ltd.                    137,000          568,305
Tokyo Ohka Kogyo Co., Ltd.
  (a)                                 108,300        2,705,569
Tosoh Corp.                             2,000           10,302
Toyo Ink Manufacturing Co.,
  Ltd.                                198,000          738,685
                                                 -----------------
                                                    18,184,329
COMMERCIAL AIRCRAFT & COMPONENTS 0.1%
Jalux., Inc.                            2,600           48,973
Sumitomo Precision Products
  Co., Ltd.                           197,000        1,109,264
                                                 -----------------
                                                     1,158,237
COMMUNICATIONS UTILITIES 0.1%
eAccess Ltd. (a)                          314          208,550
GMO Internet, Inc.                     42,800          347,040
JSAT Corp. (c)                            483        1,127,164
                                                 -----------------
                                                     1,682,754
CONSTRUCTION & HOMEBUILDING 0.3%
C-Cube Corp.                           58,700          223,901
Daiichi Kensetu Corp.                  25,000          186,589
Hazama Corp.                            1,100            1,480
Koatsu Kogyo Co., Ltd.                 16,000           51,949
Kodensha Co., Ltd.                      8,000           24,812
Maeda Corp. (a)                         5,000           18,188
Nippo Corp. (a)                         4,000           31,019
Nippon Dentsu Co., Ltd.                12,000           42,212
Nippon Road Co., Ltd. (a)             331,000          640,759
Nishimatsu Construction Co.,
  Ltd. (a)                             93,000          300,281
Ohmoto Gumi Co., Ltd.                  13,000           82,771
Oki Wintech Co., Ltd.                  34,000          148,379
PanaHome Corp. (a)                    333,000        2,207,744

See financial notes.
                                                 Laudus Funds Annual Report   85

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Sanyo Engineering &
  Construction, Inc.                    4,000           19,635
Seibu Electric Industry Co.,
  Ltd.                                 83,000          436,022
Taisei Oncho Co., Ltd.                 45,000          174,410
Taisei Rotec Corp. (a)                191,000          360,929
Techno Ryowa Ltd.                         400            3,039
Tsuchiya Home Co., Ltd.                 2,700            6,676
Wakachiku Construction Co.,
  Ltd. (a)                              9,000            9,432
Yondenko Corp.                         63,000          341,957
Yurtec Corp.                           43,000          227,323
Zenitaka Corp.                         32,000           78,731
                                                 -----------------
                                                     5,618,238
CONSTRUCTION MATERIALS 0.3%
Maeda Road Construction Co.,
  Ltd. (a)                            152,000        1,198,099
Mitani Sekisan Co., Ltd.                1,300            8,692
Nihon Yamamura Glaaa Co.,
  Ltd.                                444,000        1,331,752
Sankyo Rikagaku Co., Ltd.               4,000           43,064
Sumitomo Osaka Cement Co.,
  Ltd.                                 34,000          101,816
Taiheiyo Cement Corp. (a)             594,000        2,615,284
                                                 -----------------
                                                     5,298,707
CONSUMER DURABLES 0.0%
Tohoku Pioneer Corp.                   10,200          146,768
Zojirushi Corp.                         2,000           19,168
                                                 -----------------
                                                       165,936
DRUGS & PHARMACEUTICALS 0.5%
Cawachi Ltd.                           69,700        1,885,195
Kaken Pharmaceutical Co.,
  Ltd. (a)                            324,000        2,636,018
Kyorin Co., Ltd. (a)                   37,000          469,808
Mochida Pharmaceutical Co.,
  Ltd.                                  7,000           67,309
Nippon Shinyaku Co., Ltd.             174,000        1,466,053
Nissui Pharmaceutical Co.,
  Ltd.                                  5,000           40,040
Seikagaku Corp.                        45,900          490,780
Sumitomo Seika Chemicals Co.,
  Ltd.                                215,000        1,220,323
Torii Pharmaceutical Co.,
  Ltd.                                 91,600        1,545,174
                                                 -----------------
                                                     9,820,700
ELECTRIC UTILITIES 0.1%
The Okinawa Electric Power
  Co., Inc.                            25,190        1,572,027

FINANCIAL INVESTMENTS 0.2%
Gecoss Corp. (a)                       64,900          384,227
Hitachi Capital Corp. (a)             116,100        2,310,487
Sankyo Frontier Co., Ltd.              40,000          141,053
Sanyo Electric Credit Co.,
  Ltd. (a)                             30,000          819,452
                                                 -----------------
                                                     3,655,219
FOREST PRODUCTS & PAPER 0.0%
Daio Paper Corp. (a)                    5,000           39,953
Nihon Decoluxe Co., Ltd.                2,000           11,880
                                                 -----------------
                                                        51,833

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
FURNITURE & HOUSEHOLD ITEMS 0.3%
Citizen Watch Co., Ltd.                35,100          328,768
Hodogaya Chemical Co., Ltd.           191,000          655,931
Paramount Bed Co., Ltd. (a)            13,300          261,604
Roland Corp.                           62,700        1,443,673
Sumitomo Bakelite Co., Ltd.
  (a)                                 324,000        2,336,016
Tachikawa Corp.                        60,600          380,120
Toso Co., Ltd.                         29,000           88,969
                                                 -----------------
                                                     5,495,081
GAS & OTHER PUBLIC UTILITIES 0.0%
Keiyo Gas Co., Ltd.                    49,000          253,975
Otaki Gas Co., Ltd.                    19,000          100,691
                                                 -----------------
                                                       354,666
GOVERNMENT AIRCRAFT & DEFENSE 0.2%
Mitsui Engineering &
  Shipbuilding Co., Ltd. (a)        1,037,000        4,377,933

INFORMATION & SERVICES 0.4%
Autobacs Seven Co., Ltd.               26,700          954,205
BML, Inc. (a)                          25,000          508,597
Chodai Co., Ltd.                       20,500           86,537
CTI Engineering Co., Ltd.              53,500          398,209
Eight Consultants Co., Ltd.                 8           24,494
Eikoh, Inc.                            33,400          139,796
Ichishin Co., Ltd.                     24,500          100,024
Itohchu Enex Co., Ltd.                  3,300           25,029
Johnan Academic Preparatory
  Institute, Inc.                      27,000           71,098
Keiiyu Co., Ltd.                       40,600          280,713
NEC Networks & System
  Integration Corp.                   184,400        2,330,008
Nippon Koei Co., Ltd. (a)             280,000          849,086
Original Engineering
  Consultants Co., Ltd.                14,000           48,814
Secom Joshinetsu Co., Ltd.             12,000          275,823
TKC Corp.                             100,000        1,745,238
Wesco, Inc.                            56,700          197,705
                                                 -----------------
                                                     8,035,376
INSTRUMENTS 0.2%
Fukuda Denshi Co., Ltd.                   100            3,522
Furuno Electric Co., Ltd.              16,200          145,609
Hitachi Medical Corp.                 102,000        1,039,842
Nipro Corp. (a)                       105,000        2,047,094
Shimadzu Corp.                         13,000          112,479
                                                 -----------------
                                                     3,348,546
INSURANCE 0.1%
The Fuji Fire & Marine
  Insurance Co., Ltd. (a)             484,000        1,989,139

IT HARDWARE 1.0%
Alps Electric Co., Ltd. (a)           183,400        2,141,628
Brother Industries Ltd.               250,000        3,375,562
Dainippon Screen Mfg. Co.,
  Ltd. (a)                            360,000        2,713,936
Futaba Corp. (a)                       81,700        1,944,344
Hitachi Kokusai Electric,
  Inc.                                 14,000          161,808
Nippon Antenna Co., Ltd.               17,900          144,099
Pioneer Corp. (a)                      47,200          615,218
Shindengen Electric
  Manufacturing Co., Ltd.             270,000        1,203,624

                                                            See financial notes.
 86  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Shinkawa Ltd.                          71,100        1,638,963
Tamura Corp.                          288,000        1,300,125
Teikoku Tsushin Kogyo Co.,
  Ltd.                                  4,000           19,356
Toshiba Tec Corp.                     626,000        3,739,047
                                                 -----------------
                                                    18,997,710
LAND & WATER TRANSPORTATION 0.6%
Fukuyama Transporting Co.,
  Ltd. (a)                            116,000          468,873
Isewan Terminal Service Co.,
  Ltd.                                 75,000          470,409
K.R.S. Corp.                            7,000           92,801
Kawanishi Warehouse Co., Ltd.           4,000           40,691
Keisei Electric Railway Co.,
  Ltd. (a)                            457,000        2,945,445
Meiko Trans Co., Ltd.                  26,000          324,786
Nankai Electric Railway Co.,
  Ltd.                                122,000          410,637
Nippon Konpo Unyu Soko Co.,
  Ltd.                                227,000        3,171,060
Seino Transportation Co.,
  Ltd.                                272,000        2,563,119
Tokyo Kisen Co., Ltd.                  10,000           75,377
West Japan Railway Co.                    383        1,765,375
                                                 -----------------
                                                    12,328,573
MAINFRAME & MINICOMPUTERS 0.1%
NEC Corp. (a)                         255,000        1,362,949

METAL PRODUCTS & MACHINERY 1.4%
ABILIT Corp. (a)                        2,300           13,297
Aida Engineering Ltd.                  17,000          119,033
Asahi Diamond Industrial Co.,
  Ltd. (a)                            191,000        1,392,435
Bosch Corp.                           547,000        2,473,114
Corona Corp. (a)                       49,100          839,844
Ebara Corp. (a)                        48,000          226,360
Fuji Electric Holdings Co.,
  Ltd.                                523,000        2,418,081
Fuji Machine Manufacturing
  Co., Ltd. (a)                       153,800        2,490,566
Fujitec Co., Ltd.                     192,000        1,313,215
Glory Ltd.                             38,500          748,296
Hakuto Co., Ltd.                          300            4,626
Heiwa Corp. (a)                        86,500        1,067,737
Hokkan Holdings, Ltd.                  11,000           35,256
Ishikawajima Transportation
  Machinery Co., Ltd.                  18,000           84,089
Kioritz Corp.                         247,000          750,360
Komori Corp.                          165,000        3,830,710
Nakano Refrigerators Co.,
  Ltd.                                  2,000           21,512
Nippon Thompson Co., Ltd.             257,000        2,374,805
Nireco Corp.                              700            6,470
Nissei Plastic Industrial
  Co., Ltd.                            52,600          341,184
Oiles Corp.                            18,480          404,630
Piolax, Inc.                            8,800          173,805
Sanso Electric Co., Ltd.               30,000          101,815
Sekisui Jushi Corp.                   138,000        1,085,107
ShinMaywa Industries Ltd.             378,000        1,950,945
Sinko Kogyo Co., Ltd.                  88,000          350,808
Sintokogio Ltd.                       125,500        1,798,446

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Tsurumi Manufacturing Co.,
  Ltd.                                  5,000           49,895
Wakita & Co., Ltd.                     50,000          376,386
                                                 -----------------
                                                    26,842,827
MISCELLANEOUS FINANCE 0.5%
Aizawa Securities Co., Ltd.            14,400          121,647
Matsui Securities Co., Ltd.
  (a)                                   6,000           52,396
Mito Securities Co., Ltd.             167,000          851,270
Mitsubishi UFJ Securities
  Co., Ltd. (a)                        48,000          545,326
Okasan Holdings, Inc. (a)             261,000        2,028,623
Osaka Securities Finance Co.,
  Ltd.                                130,300          569,987
RECRM RESEARCH Co., Ltd.                  463          774,529
Shinsei Bank Ltd.                     671,000        3,208,534
Takagi Securities Co., Ltd.            56,000          248,767
Toyo Securities Co., Ltd.             198,000          908,768
                                                 -----------------
                                                     9,309,847
OIL DISTRIBUTION 0.0%
AOC Holdings, Inc.                     31,800          516,498
Cosmo Oil Co., Ltd.                    29,000          121,063
                                                 -----------------
                                                       637,561
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.5%
Eizo Nanao Corp. (a)                   52,300        1,725,076
Japan Digital Laboratory Co.,
  Ltd.                                 96,800        1,540,684
Konica Minolta Holdings, Inc.         326,500        4,277,683
Noritsu Koki Co., Ltd. (a)             62,100        1,116,127
Riso Kagaku Corp. (a)                  43,600          882,685
Tamron Co., Ltd.                          400            8,456
                                                 -----------------
                                                     9,550,711
PUBLISHING, BROADCASTING & CINEMA 0.2%
Chubu-Nippon Broadcasting
  Co., Ltd.                               300            3,781
Hakuhodo Dy Holdings, Inc.
  (a)                                  29,480        2,058,181
Kadokawa Group Holdings, Inc.
  (a)                                  74,000        2,414,723
RKB Mainichi Broadcasting
  Corp.                                12,000          106,811
                                                 -----------------
                                                     4,583,496
REAL ESTATE DEVELOPMENT 0.6%
Airport Facilities Co., Ltd.
  (a)                                 180,800        1,140,591
Aoki Marine Co., Ltd.                   5,000           17,826
Cosmos Initia Co., Ltd.                59,000          427,693
Cowboy Co., Ltd.                       58,000          126,854
Hankyu Hanshin Holdings, Inc.
  (a)                                   7,000           42,296
Hosoda Corp.                           55,000          263,989
Iida Home Max (a)                      40,700          716,544
Japan Airport Terminal Co.,
  Ltd.                                231,900        3,372,863
Keihanshin Real Estate Co.,
  Ltd.                                 45,000          324,415
Meiwa Estate Co., Ltd. (a)             80,900        1,250,092
Nisshin Fudosan Co., Ltd.              68,700          894,352
SUNCITY Co., Ltd. (a)                     350          192,447
Takara Leben Co., Ltd.                 60,200          850,214
The Sankei Building Co., Ltd.           1,600           15,322

See financial notes.
                                                 Laudus Funds Annual Report   87

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Towa Real Estate Development
  Co., Ltd. (a)*                      371,500        2,002,218
Yuraku Real Estate Co., Ltd.           93,000          542,414
                                                 -----------------
                                                    12,180,130
RESTAURANTS, HOTELS & THEATERS 0.5%
BMB Corp.                              40,100          163,376
Daisyo Corp.                           71,900          932,750
Fields Corp.                              848        1,363,494
Friendly Corp.                          5,000           21,848
Gourmet Kineya Co., Ltd.               45,000          366,209
H.I.S. Co., Ltd.                       95,700        2,746,104
Matsuya Foods Co., Ltd.                 4,300           58,834
Royal Holdings Co., Ltd. (a)          143,400        1,807,107
Shidax Corp.                            1,144        1,065,471
Tokyo Dome Corp. (a)                   42,000          227,418
                                                 -----------------
                                                     8,752,611
RETAIL 0.9%
Aichi Toyota Motor Co., Ltd.           20,000          389,215
AOKI Holdings, Inc.                    85,600        1,629,467
Aoyama Trading Co., Ltd.              103,600        3,280,585
Blue Grass Co., Ltd.                   12,600          148,481
Chiyoda Co., Ltd. (a)                  17,500          428,161
Daiichikosho Co., Ltd.                200,000        2,256,583
Daiwa Co., Ltd.                        96,000          228,401
Haruyama Trading Co., Ltd.
  (a)                                  21,900          209,953
Heiwado Co., Ltd.                     142,600        2,225,332
Izumiya Co., Ltd.                     313,000        2,411,935
Jeans Mate Corp.                       24,400          240,425
Kasumi Co., Ltd.                       92,000          507,248
Maxvalu Nishinihon Co., Ltd.            8,900          116,703
Ministop Co., Ltd.                     10,200          176,213
Okuwa Co., Ltd.                       121,000        1,719,983
Poplar Co., Ltd.                        2,300           18,684
Uny Co., Ltd. (a)                     156,000        2,136,046
                                                 -----------------
                                                    18,123,415
SOAPS & COSMETICS 0.0%
ADERANS Co., Ltd.                          85            2,061

SOFTWARE 0.1%
Daikoku Denki Co., Ltd.                 7,600          137,942
Fujitsu Business Systems Ltd.          76,900        1,193,975
Japan Process Development
  Co., Ltd.                             9,600           83,399
TIS, Inc. (a)                          33,900          803,028
                                                 -----------------
                                                     2,218,344
TEXTILES & APPAREL 0.5%
Fuji Corp.                             11,000          110,290
Fujix Ltd.                              9,000           51,064
Ichikawa Co., Ltd.                     79,000          352,092
Japan Wool Textile Co., Ltd.          235,000        2,053,772
Jichodo Co., Ltd.                       6,000           60,676
King Co., Ltd.                         45,000          162,141
Kurabo Industries Ltd. (a)            790,000        2,187,865
Morishita Co., Ltd.                     7,000           73,956
Nisshinbo Industries, Inc.
  (a)                                  14,000          174,777
Onward Kashiyama Co., Ltd.             85,000        1,179,019
Sazaby, Inc.                           29,500          801,465
Tokyo Style Co., Ltd.                 250,000        2,732,698
                                                 -----------------
                                                     9,939,815

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
TRADING COMPANY 0.2%
Sojitz Corp. (a)*                   1,086,700        4,515,700

WHOLESALE 0.8%
Daiwabo Information System
  Co., Ltd.                             2,500           34,296
Denkyosha Co., Ltd.                    17,000          144,117
Fujitsu Devices, Inc.                   1,000           13,625
Inabata & Co., Ltd.                    18,900          151,580
Japan Pulp & Paper Co., Ltd.
  (a)                                 506,000        1,972,295
Kamei Corp.                            93,000          727,337
Kanaden Corp.                          91,000          590,677
Kato Sangyo Co., Ltd.                  52,900          696,788
Kojima Co., Ltd. (a)                   80,400          684,810
Macnica, Inc.                          37,700        1,112,587
Mitani Corp.                           10,200          126,478
Mitsuuroko Co., Ltd.                   65,000          458,732
Nagahori Corp.                         57,000          225,768
Nagase & Co., Ltd.                     97,000        1,218,904
Onoken Co., Ltd.                       57,300          821,038
Ryoden Trading Co., Ltd.              159,000        1,319,868
Ryosan Co., Ltd. (a)                  107,400        2,756,065
Sanshin Electronics Co., Ltd.           6,200           77,819
Senshu Electric Co., Ltd.                 200            5,006
Shinko Shoji Co., Ltd.                    200            3,913
Sinanen Co., Ltd.                      93,000          471,555
TEN ARROWS Co., Ltd.                    6,700           43,933
Tokiwa Yakuhin Co., Ltd.               10,000           43,633
Totech Corp.                           25,000          220,440
Trusco Nakayama Corp. (a)              13,900          280,939
Tsuzuki Densan Co., Ltd.               22,500          109,976
Uchida Yoko Co., Ltd.                 108,000          513,854
Uehara Sei Shoji Co., Ltd.             38,000          190,065
                                                 -----------------
                                                    15,016,098
                                                 -----------------
                                                   334,686,625
MALAYSIA 0.0%
------------------------------------------------------------------
REAL ESTATE DEVELOPMENT 0.0%
Rekapacific Berhad (b)(c)*             24,000               --
NETHERLANDS 3.3%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.5%
CSM N.V.                              182,800        6,539,067
Koninklijke Wessanen N.V. (a)         220,026        3,324,987
                                                 -----------------
                                                     9,864,054
BANKS & CREDIT INSTITUTIONS 0.1%
Kas Bank N.V.                          54,000        1,734,773

BASIC MINERALS & METALS 0.0%
Draka Holding N.V. (a)*                 3,500          127,673

CHEMICALS & RUBBER 0.8%
Koninklijke DSM N.V. (a)              333,748       14,977,383

FOREST PRODUCTS & PAPER 0.0%
Crown Van Gelder N.V.                   9,758          243,898

FURNITURE & HOUSEHOLD ITEMS 0.4%
Hunter Douglas N.V.                    86,303        7,614,645

INFORMATION & SERVICES 0.5%
Vedior N.V.                           462,902       10,317,157


                                                            See financial notes.
 88  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
IT HARDWARE 0.2%
ASM International N.V. *              155,564        3,466,268

METAL PRODUCTS & MACHINERY 0.0%
BE Semiconductor Industries
  N.V. (a)*                            70,783          467,342
Koninklijke Nedschroef
  Holding N.V.                          5,084          396,282
                                                 -----------------
                                                       863,624
MISCELLANEOUS FINANCE 0.0%
Van der Moolen Holding N.V.
  (a)                                  86,141          461,666

PUBLISHING, BROADCASTING & CINEMA 0.0%
DOCdata N.V.                           26,000          228,523

REAL ESTATE DEVELOPMENT 0.2%
Nieuwe Steen Investments N.V.         117,818        3,473,090

RETAIL 0.0%
Macintosh Retail Group N.V.             1,291           52,068
Stern Groep N.V.                        6,200          332,173
                                                 -----------------
                                                       384,241
SOFTWARE 0.2%
Getronics N.V. (a)                    354,000        3,250,552

WHOLESALE 0.4%
Buhrmann N.V. (a)                     301,000        4,042,789
Univar N.V.                            55,609        3,107,345
                                                 -----------------
                                                     7,150,134
                                                 -----------------
                                                    64,157,681
NEW ZEALAND 0.2%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
AFFCO Holdings Ltd.                   887,761          241,483
Sanford Ltd.                           17,957           62,059
                                                 -----------------
                                                       303,542
AIRLINES 0.1%
Air New Zealand Ltd.                  494,885          825,975

LAND & WATER TRANSPORTATION 0.1%
Mainfreight Ltd.                      201,682        1,052,171
Tourism Holdings Ltd.                 217,789          360,428
                                                 -----------------
                                                     1,412,599
RESTAURANTS, HOTELS & THEATERS 0.0%
Millennium & Capthorne Hotels
  New Zealand Ltd.                  1,147,522          635,054

RETAIL 0.0%
Hallenstein Glasson Holdings
  Ltd.                                 52,084          186,213
                                                 -----------------
                                                     3,363,383
NORWAY 0.5%
------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.0%
Sparebanken Vest                        7,022          226,880

GOVERNMENT AIRCRAFT & DEFENSE 0.3%
Aker Yards A/S (a)                    262,000        4,525,936
Kongsberg Gruppen A/S                  55,613        1,694,923
                                                 -----------------
                                                     6,220,859

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
LAND & WATER TRANSPORTATION 0.2%
Fosen Trafikklag A.S.A.                   187           20,459
Stolt-Nielsen S.A. (a)                 94,184        2,766,659
                                                 -----------------
                                                     2,787,118
MISCELLANEOUS FINANCE 0.0%
Skiens Aktiemolle A.S.A.                8,622          177,311
                                                 -----------------
                                                     9,412,168
PORTUGAL 0.4%
------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.4%
Banco Espirito Santo, S.A.
  (BES) Reg'd                         403,298        7,708,075

FOREST PRODUCTS & PAPER 0.0%
Corticeira Amorim S.A.                  7,338           20,532

REAL ESTATE DEVELOPMENT 0.0%
Teixeira Duarte -- Engenharia
  Construcoes S.A.                     45,792          165,408

RESTAURANTS, HOTELS & THEATERS 0.0%
Ibersol SGPS S.A.                      35,747          496,627
                                                 -----------------
                                                     8,390,642
SINGAPORE 1.0%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Asia Food & Properties Ltd.         2,182,000          998,263
Cerebos Pacific Ltd.                   32,000           69,917
Golden Agri-Resources Ltd.            702,180          813,999
                                                 -----------------
                                                     1,882,179
AUTOS 0.1%
Jardine Cycle & Carriage Ltd.         286,000        2,234,664

FINANCIAL INVESTMENTS 0.1%
Chuan Hup Holdings Ltd.               129,000           28,854
Kim Eng Holdings Ltd.               1,121,513        1,179,884
Metro Holdings Ltd.                 1,734,000          982,304
                                                 -----------------
                                                     2,191,042
FURNITURE & HOUSEHOLD ITEMS 0.0%
HTL International Holdings
  Ltd.                                667,000          398,895

IT HARDWARE 0.0%
Elec & Eltek International
  Co., Ltd.                            37,000           95,982
STATS ChipPAC Ltd. *                  361,000          434,588
WBL Corp., Ltd.                        19,160           58,208
                                                 -----------------
                                                       588,778
LAND & WATER TRANSPORTATION 0.1%
K1 Ventures Ltd. *                  5,665,000        1,230,027
Neptune Orient Lines Ltd.              24,000           51,199
SBS Transit Ltd.                      128,500          243,310
Singapore Shipping Corp.,
  Ltd.                                613,000          153,474
                                                 -----------------
                                                     1,678,010
METAL PRODUCTS & MACHINERY 0.0%
Amtek Engineering Ltd.                148,120           66,937
Kingboard Copper Foil
  Holdings Ltd.                       293,000           83,721
                                                 -----------------
                                                       150,658

See financial notes.
                                                 Laudus Funds Annual Report   89

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
MISCELLANEOUS FINANCE 0.1%
G.K. Goh Holdings Ltd.                496,083          343,088
UOB-Kay Hian Holdings Ltd.          1,457,850        1,477,589
                                                 -----------------
                                                     1,820,677
OIL DISTRIBUTION 0.0%
Singapore Petroleum Co., Ltd.         141,000          448,970

REAL ESTATE DEVELOPMENT 0.4%
Bonvests Holdings Ltd.                  7,000            9,166
China Merchants Holdings
  Pacific Ltd.                         10,000            5,327
Guocoland Ltd.                        422,000        1,168,714
Haw Par Corp., Ltd.                   210,000          993,356
Ho Bee Investment Ltd.              1,003,000        1,492,620
MCL Land Ltd.                          23,000           40,166
UOL Group Ltd.                         75,000          251,924
Wheelock Properties (S) Ltd.          253,000          538,476
Wing Tai Holdings Ltd.              1,028,000        2,144,970
                                                 -----------------
                                                     6,644,719
RESTAURANTS, HOTELS & THEATERS 0.1%
Hotel Grand Central Ltd.              133,000           90,196
Hotel Plaza Ltd.                      402,000          611,118
Low Keng Huat (Singapore)
  Ltd.                                335,000          475,780
Stamford Land Corp., Ltd.             660,000          178,126
                                                 -----------------
                                                     1,355,220
                                                 -----------------
                                                    19,393,812
SOUTH KOREA 3.2%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.2%
Dongwon F&B Co., Ltd.                   8,173          536,874
Lotte Confectionery Co., Ltd.           2,111        2,698,833
Namyang Dairy Products Co.,
  Ltd.                                    655          575,899
Nong Shim Holdings Co., Ltd.              790           65,419
Ottogi Corp.                               30            2,807
Samyang Corp.                           1,178           72,642
Samyang Genex Co., Ltd.                 6,570          652,949
TS Corp.                                7,400          277,928
                                                 -----------------
                                                     4,883,351
AIRLINES 0.0%
Korea Airport Service Co.,
  Ltd.                                 12,910          676,272

BANKS & CREDIT INSTITUTIONS 0.3%
Daegu Bank                            143,280        2,595,218
Pusan Bank                            290,160        4,303,462
                                                 -----------------
                                                     6,898,680
BASIC MINERALS & METALS 0.2%
KISWIRE Ltd.                           27,650          876,209
Korea Iron & Steel Co., Ltd.           17,020          697,588
Korea Zinc Co., Ltd.                   27,950        2,967,374
                                                 -----------------
                                                     4,541,171

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
CHEMICALS & RUBBER 0.2%
Cheil Industries, Inc.                 59,880        2,398,112
Honam Petrochemical Corp.               4,780          413,273
Korea Kumho Petrochemical
  Co., Ltd. (KKPC)                     23,260          809,659
Korean Petrochemical
  Industrial Co., Ltd.                  3,550          163,765
                                                 -----------------
                                                     3,784,809
COMMUNICATIONS UTILITIES 0.3%
LG Dacom Corp.                         31,980          753,984
LG Telecom Ltd. *                     180,580        2,046,341
LS Cable Ltd.                          62,330        2,717,652
                                                 -----------------
                                                     5,517,977
CONSTRUCTION & HOMEBUILDING 0.2%
Kolon Engineering &
  Construction Co., Ltd.                8,510          139,564
Kyeryong Construction
  Industrial Co., Ltd.                 17,170          695,181
Poonglim Industrial Co., Ltd.          52,010          399,053
Sam Whan Corp.                         30,140          754,911
Sambu Construction Co., Ltd.           28,810        1,068,069
Sungjee Construction Co.,
  Ltd.                                 19,410          411,034
Sungwon Corp. *                        51,270          272,096
                                                 -----------------
                                                     3,739,908
CONSTRUCTION MATERIALS 0.1%
Asia Cement Co., Ltd.                  19,410        1,031,569
Hyundai Cement Co., Ltd.               10,980          411,983
                                                 -----------------
                                                     1,443,552
DRUGS & PHARMACEUTICALS 0.1%
Choongwae Pharma Corp.                  5,150          223,760
Daewoong Co., Ltd.                     13,880          354,292
Handok Pharmaceuticals Co.,
  Ltd.                                  3,970           67,671
Il Dong Pharmaceutical Co.,
  Ltd.                                 31,993        1,322,840
Ilsung Pharmaceuticals Co.,
  Ltd.                                  2,155          207,263
                                                 -----------------
                                                     2,175,826
ELECTRIC UTILITIES 0.0%
YESCO Co., Ltd.                         3,580          111,495

FINANCIAL INVESTMENTS 0.0%
Green Cross Holdings Corp.              5,182          377,303

GAS & OTHER PUBLIC UTILITIES 0.1%
E1 Corp.                               11,680          693,118
KyungDong City Gas Co., Ltd.              410           15,184
Pusan City Gas Co., Ltd.                3,000           69,670
Samchully Co., Ltd.                     7,900        1,152,166
Seoul City Gas Co., Ltd.                8,380          615,831
                                                 -----------------
                                                     2,545,969
GOVERNMENT AIRCRAFT & DEFENSE 0.2%
Hyundai Mipo Dockyard Co.,
  Ltd.                                 19,630        3,605,462

INFORMATION & SERVICES 0.1%
KCC Engineering &
  Construction Co., Ltd.               22,562          981,661


                                                            See financial notes.
 90  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
INSTRUMENTS 0.1%
INTOPS Co., Ltd.                       33,570          985,431

INSURANCE 0.2%
First Fire & Marine Insurance
  Co., Ltd. *                         107,530          546,771
Korean Reinsurance Co.                199,501        2,612,550
                                                 -----------------
                                                     3,159,321
IT HARDWARE 0.0%
Sam Young Electronics Co.,
  Ltd.                                 13,930          118,930

LAND & WATER TRANSPORTATION 0.0%
Korea Line Corp.                        7,860          501,395
Sebang Co., Ltd.                        2,220           23,509
                                                 -----------------
                                                       524,904
METAL PRODUCTS & MACHINERY 0.3%
Doosan Corp. *                         48,940        3,992,512
SFA Engineering Corp.                  29,719        1,105,170
                                                 -----------------
                                                     5,097,682
MISCELLANEOUS FINANCE 0.1%
Shinyoung Securities Co.,
  Ltd.                                 21,540        1,085,242

OIL DISTRIBUTION 0.0%
Daesung Industrial Co., Ltd.            4,200          396,429

PUBLISHING, BROADCASTING & CINEMA 0.0%
Daekyo Co., Ltd.                           60            5,140

REAL ESTATE DEVELOPMENT 0.1%
Halla Engineering &
  Construction Corp.                   52,450        1,221,273

RESTAURANTS, HOTELS & THEATERS 0.0%
Paradise Co., Ltd.                    179,342          690,960

RETAIL 0.0%
GS Home Shopping, Inc.                  4,000          290,152

SOAPS & COSMETICS 0.1%
Pacific Corp.                           9,180        1,347,881

SOFTWARE 0.1%
Daou Technology Inc.                  122,640        1,038,275

TEXTILES & APPAREL 0.0%
Ilshin Spinning Co., Ltd.               1,547           85,177

WHOLESALE 0.2%
Dong Ah Tire & Rubber Co.,
  Ltd.                                  6,440           37,354
Hanwha Corp.                           88,360        3,584,546
Youngone Corp.                         31,770          167,407
                                                 -----------------
                                                     3,789,307
                                                 -----------------
                                                    61,119,540
SPAIN 2.2%
------------------------------------------------------------------
AIRLINES 0.5%
Iberia Lineas Aereas de
  Espana S.A. (a)                   1,914,000       10,236,672

CONSTRUCTION MATERIALS 0.5%
Cementos Portland Valderrivas
  S.A. (a)                             58,285        8,811,793

ELECTRIC UTILITIES 0.1%
Union Fenosa SA                        13,159          711,864


                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
FOREST PRODUCTS & PAPER 0.0%
Iberpapel Gestion S.A.                 10,870          298,981

GAS & OTHER PUBLIC UTILITIES 0.1%
Enagas S.A. (a)                        83,803        2,163,516

INSTRUMENTS 0.0%
Indo Internacional S.A.                24,259          322,768

METAL PRODUCTS & MACHINERY 0.2%
Construcciones y Auxiliar de
  Ferrocarriles S.A.                   10,053        3,049,277

PUBLISHING, BROADCASTING & CINEMA 0.1%
Gestevision Telecinco S.A.
  (a)                                  70,056        2,030,818

RESTAURANTS, HOTELS & THEATERS 0.7%
NH Hoteles S.A. (a)*                  279,000        6,425,335
Sol Melia S.A.                        321,503        7,739,380
                                                 -----------------
                                                    14,164,715
TEXTILES & APPAREL 0.0%
Tavex Algodonera S.A. (a)             103,292          473,850

WHOLESALE 0.0%
Unipapel S.A.                          11,036          361,752
                                                 -----------------
                                                    42,626,006
SWEDEN 2.7%
------------------------------------------------------------------
AIRLINES 0.4%
SAS AB (a)*                           360,000        6,628,431

AUTOS 0.2%
Haldex AB                               7,858          189,283
Trelleborg AB                         133,524        3,477,812
                                                 -----------------
                                                     3,667,095
BASIC MINERALS & METALS 0.5%
Boliden AB (a)*                       426,062        9,410,566
Profilgruppen AB                        3,615           42,487
                                                 -----------------
                                                     9,453,053
CELLULAR & WIRELESS 0.0%
Partnertech AB                          6,597          107,981

CHEMICALS & RUBBER 0.0%
Geveko AB                              10,708          463,848

COMMUNICATIONS UTILITIES 0.5%
Tele2 AB, Class B (a)                 510,000        8,376,322

FINANCIAL INVESTMENTS 0.0%
Havsfrun AB, Shares B                   7,429           38,620
Novestra AB                            66,151          150,017
                                                 -----------------
                                                       188,637
FOREST PRODUCTS & PAPER 0.0%
Rorvik Timber AB, Shares B *            4,599           38,105

GOVERNMENT AIRCRAFT & DEFENSE 0.3%
Saab AB, Series B                     213,000        5,748,334

LAND & WATER TRANSPORTATION 0.0%
Rederi AB Transatlantic                65,778          490,060

METAL PRODUCTS & MACHINERY 0.0%
AB Traction, Shares B                  10,017          110,628
Midway Holdings AB                        472            5,521
                                                 -----------------
                                                       116,149

See financial notes.
                                                 Laudus Funds Annual Report   91

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
MISCELLANEOUS FINANCE 0.0%
Svolder AB                             12,946          148,428

REAL ESTATE DEVELOPMENT 0.8%
Castellum AB                          433,187        6,257,106
Fabege AB                             226,337        5,683,063
HEBA Fastighets AB                        600           17,486
Home Properties AB                      3,078           43,464
Hufvudstaden AB, Shares A              10,124          115,988
Kungsleden AB                         189,491        3,409,114
Lennart Wallenstam Byggnads
  AB                                    3,434           73,512
                                                 -----------------
                                                    15,599,733
RESTAURANTS, HOTELS & THEATERS 0.0%
Cherryforetagen AB *                    4,292           26,671

SOFTWARE 0.0%
Addnode AB *                           34,730          146,250
IBS AB *                                4,816           17,337
Observer AB *                          14,464           65,764
                                                 -----------------
                                                       229,351
WHOLESALE 0.0%
OEM International AB                   10,977          330,131
                                                 -----------------
                                                    51,612,329
SWITZERLAND 8.1%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Emmi AG -- Reg'd                       15,116        1,930,557
Groupe Minoteries S.A.                    844          169,985
                                                 -----------------
                                                     2,100,542
AUTOS 0.3%
Rieter Holding AG -- Reg'd             10,153        5,070,111

BANKS & CREDIT INSTITUTIONS 0.6%
Banque Cantonale de Geneve              8,832        2,150,080
Banque Cantonale Vaudoise
  (BCV) -- Reg'd                       10,365        4,925,658
Graubunder Kantonalbank                   913          806,398
Verwaltungs-und Privat-Bank
  AG                                   16,145        3,964,166
                                                 -----------------
                                                    11,846,302
BASIC MINERALS & METALS 0.4%
Georg Fischer AG -- Reg'd. *           10,560        7,640,385
UMS Schweizerische
  Metallwerke Holding AG *             18,631          415,167
                                                 -----------------
                                                     8,055,552
CHEMICALS & RUBBER 0.5%
Clariant AG -- Reg'd *                518,000        8,910,063

COMMUNICATIONS UTILITIES 0.1%
Ascom Holding AG                       39,850          695,972
Mobilezone Holding AG                 129,000          784,249
                                                 -----------------
                                                     1,480,221
CONSTRUCTION MATERIALS 0.2%
Forbo Holding AG -- Reg'd *             7,335        3,265,045
sia Abrasives Holding AG --
  Reg'd                                    43           16,583
Vetropack Holding S.A.                    546          750,834
                                                 -----------------
                                                     4,032,462

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
DRUGS & PHARMACEUTICALS 0.6%
Ciba Specialty Chemicals
  AG -- Reg'd                         133,899        8,840,425
Schweizerhall Holding AG               10,924        1,708,069
Siegfried Holding AG                    8,385        1,235,292
                                                 -----------------
                                                    11,783,786
ELECTRIC UTILITIES 0.4%
Elektrizitaets-Gesellschaft
  Laufenburg AG                         4,178        4,843,243
Energiedienst Holding AG --
  Reg'd *                               4,536        2,288,941
Romande Energie Holding S.A.              331          488,594
                                                 -----------------
                                                     7,620,778
FOREST PRODUCTS & PAPER 0.1%
CPH Chemie & Papier Holding
  AG                                      102          226,639
Harwanne Compagnie de
  participations industielles
  et financieres S.A.                   1,710          429,270
Industrieholding Cham AG                2,117          801,399
                                                 -----------------
                                                     1,457,308
FURNITURE & HOUSEHOLD ITEMS 0.2%
Daetwyler Holding AG                      445        2,653,191
Swatch Group                            1,993          528,002
                                                 -----------------
                                                     3,181,193
INFORMATION & SERVICES 0.2%
Kuoni Reisen Holding AG --
  Reg'd *                               6,591        3,953,740

INSTRUMENTS 0.1%
Carlo Gavazzi Holding AG *              2,007          453,439
Comet Holding AG                        2,000          472,781
Inficon Holding AG                      8,287        1,347,527
                                                 -----------------
                                                     2,273,747
INSURANCE 2.5%
Baloise Holding AG, Reg'd             145,000       15,140,642
Helvetia Holding AG                    18,857        8,099,663
Schweiz Natl-Vers-Ges                   3,206        2,509,099
Swiss Life Holding -- Reg'd            88,320       22,226,097
Vaudoise Assurances Holding
  S.A. -- Reg'd                         4,741          857,532
                                                 -----------------
                                                    48,833,033
IT HARDWARE 0.1%
Huber & Suhner AG                      11,243        2,335,223
Schaffner Holding AG *                    660          124,666
SEZ Holding AG *                        6,476          215,095
                                                 -----------------
                                                     2,674,984
LAND & WATER TRANSPORTATION 0.0%
Jungfraubahn Holding AG                19,849          771,270

METAL PRODUCTS & MACHINERY 0.5%
Bucher Industries AG -- Reg'd          31,196        4,212,997
Conzzeta Holding AG                     1,075        2,084,188
Feintool International
  Holding AG (a)                        1,932          763,489
Phoenix Mecano AG                         560          268,206

                                                            See financial notes.
 92  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Tornos S.A. *                          45,000          674,260
WMH Walter Meier AG, Class
  A -- Reg'd                            4,831          845,961
                                                 -----------------
                                                     8,849,101
REAL ESTATE DEVELOPMENT 0.7%
Allreal Holding AG -- Reg'd            12,408        1,584,359
Flughafen Zuerich AG -- Reg'd          13,588        5,267,897
Intershop Holdings AG                   6,982        1,805,830
LO Holding Lausanne-Ouchy
  S.A.                                    181          177,427
MCH Messe Schweiz Holdings AG           1,293          643,487
Pax-Anlage AG                              60           38,469
PSP Swiss Property AG *                37,600        2,292,204
Zueblin Immobilien Holding AG
  *                                    84,889          877,119
                                                 -----------------
                                                    12,686,792
RETAIL 0.1%
Charles Vogele Holding AG *            20,648        2,265,549

SOFTWARE 0.0%
Crealogix Holding AG *                    137           10,665
Kardex AG *                            17,835          756,442
                                                 -----------------
                                                       767,107
WHOLESALE 0.4%
Also Holding -- Reg'd                  15,840          877,838
Bobst Group AG                         60,400        3,697,260
Eichhof Holding AG                        420          692,890
Metraux Services Holding AG             1,633          295,574
Valora Holding AG                      11,250        3,213,772
                                                 -----------------
                                                     8,777,334
                                                 -----------------
                                                   157,390,975
UNITED KINGDOM 18.7%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.9%
Anglo-Eastern Plantations plc          24,668          151,566
Carr's Milling Industries plc          27,358          292,294
Nichols plc                            53,309          322,203
Robert Wiseman Dairies plc             38,319          346,113
Tate & Lyle plc                     1,407,761       15,968,571
Uniq plc                               35,866          135,747
                                                 -----------------
                                                    17,216,494
AUTOS 0.6%
GKN plc                             1,565,681       11,743,364

BANKS & CREDIT INSTITUTIONS 0.1%
Hitachi Capital UK plc                 93,010          416,105
Intermediate Capital Group
  plc                                     123            4,720
Kensington Group plc                   69,366          909,881
NETeller plc (a)(c)*                  184,264          538,633
                                                 -----------------
                                                     1,869,339
BASIC MINERALS & METALS 1.5%
Antofagasta plc                     2,069,037       21,118,136
Avocet Mining plc *                   288,000          713,964
Bodycote International plc            842,812        5,153,290
Castings plc                           97,863          519,965
Golden Prospect plc                   380,000          461,828
                                                 -----------------
                                                    27,967,183

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
CHEMICALS & RUBBER 0.0%
Elementis plc                         372,704          659,216

COMMERCIAL AIRCRAFT & COMPONENTS 0.3%
Meggitt plc                           676,101        3,968,197
Rolls-Royce Group plc *                29,895          291,606
Senior plc                            641,343        1,019,118
                                                 -----------------
                                                     5,278,921
COMMUNICATIONS UTILITIES 1.3%
Cable & Wireless                    6,651,000       21,883,989
COLT Telecom Group S.A. (a)*          325,917        1,143,821
Eckoh Technologies plc *              960,000          193,636
Kingston Communications
  (Hull) plc                        1,165,693        1,791,512
Thus Group plc                          1,622            5,890
                                                 -----------------
                                                    25,018,848
CONSTRUCTION MATERIALS 0.2%
Cookson Group plc                     288,257        3,527,375

DRUGS & PHARMACEUTICALS 0.0%
Goldshield Group plc                   67,220          226,047

ELECTRIC UTILITIES 1.8%
British Energy Group plc *          1,670,000       16,037,227
International Power plc             2,339,058       18,282,492
                                                 -----------------
                                                    34,319,719
FOREST PRODUCTS & PAPER 0.1%
DS Smith plc                          366,234        1,609,410

FURNITURE & HOUSEHOLD ITEMS 0.4%
British Polythene Industries
  plc                                  28,873          285,555
Carclo plc                            184,000          396,483
F.W. Thorpe plc                        35,881          446,598
Galiform plc *                      1,789,736        5,485,407
Volex Group plc *                      78,379          223,645
                                                 -----------------
                                                     6,837,688
GAS & OTHER PUBLIC UTILITIES 0.0%
Shanks Group plc                       33,280          175,945

GOVERNMENT AIRCRAFT & DEFENSE 0.2%
Chemring Group plc                        228            8,350
E2V Technologies plc                   25,620          195,688
Trafficmaster plc *                   252,362          339,715
Vt Group plc                          398,329        3,854,255
                                                 -----------------
                                                     4,398,008
INFORMATION & SERVICES 1.0%
AMEC plc                              659,095        6,890,142
Anite Group plc                       866,101        1,395,786
Christie Group plc                     52,243          258,558
Communisis plc                        397,462          500,573
Creston plc                           114,869          412,234
Glotel plc                            132,000          155,995
Group 4 Securicor plc                 492,718        1,950,236
Harvey Nash Group plc *               189,717          280,926
Interior Services Group plc            90,000          561,449
Keller Group plc                      194,073        3,524,431
Macfarlane Group plc                   19,235           11,514
Management Consulting Group
  plc                                 416,977          379,943
Metnor Group plc                       44,000          363,659
MICE Group plc                        648,992          308,462

See financial notes.
                                                 Laudus Funds Annual Report   93

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Next Fifteen Communications
  plc                                 156,902          293,835
Nord Anglia Education plc *           127,950          807,377
Opsec Security Group plc *             82,113          150,250
Tenon Group plc                       416,000          521,635
Tribal Group plc                      133,542          320,764
Waterman Group plc                    104,000          375,544
                                                 -----------------
                                                    19,463,313
INSTRUMENTS 0.0%
Dialight plc                          108,000          443,996
Oxford Instruments plc                 69,597          339,131
                                                 -----------------
                                                       783,127
INSURANCE 2.2%
Brit Insurance Holdings plc           854,898        5,424,712
Chaucer Holdings plc                  873,000        1,620,962
Friends Provident plc               4,614,802       17,501,047
Old Mutual plc                      4,101,000       13,282,902
Resolution plc                        437,600        5,339,181
                                                 -----------------
                                                    43,168,804
IT HARDWARE 0.1%
Filtronic plc (a)                     197,424          521,129
TT electronics plc                    292,356        1,378,634
Zetex plc                             338,707          598,481
                                                 -----------------
                                                     2,498,244
LAND & WATER TRANSPORTATION 0.0%
Braemar Seascope Group plc             64,440          513,508
Clarkson plc                           14,765          281,836
Ocean Wilsons Holdings Ltd.             1,461           23,198
                                                 -----------------
                                                       818,542
MAINFRAME & MINICOMPUTERS 0.0%
Psion plc                              37,934          126,156

METAL PRODUCTS & MACHINERY 0.1%
Alumasc Group plc                      90,871          394,594
Delta plc                             131,334          354,049
Eleco plc                             126,539          240,636
Trifast plc                           275,125          436,227
Wagon plc                             103,148          273,648
                                                 -----------------
                                                     1,699,154
MISCELLANEOUS FINANCE 0.6%
Investec plc                          960,029       12,445,008

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.0%
Laird Group plc                         9,678          104,105

PUBLISHING, BROADCASTING & CINEMA 0.5%
Media Square plc                      269,519           53,037
Trinity Mirror plc                    846,058        8,839,082
                                                 -----------------
                                                     8,892,119
REAL ESTATE DEVELOPMENT 1.9%
Enterprise Inns plc                 1,696,800       22,364,631
Mapeley Ltd.                           53,750        4,109,133
Minerva plc *                         465,052        3,501,695
Rugby Estates plc                      11,400          136,548
Shaftesbury plc                       396,550        5,915,093
Warner Estate Holdings plc             29,632          472,732
                                                 -----------------
                                                    36,499,832

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
REAL ESTATE INVESTMENT TRUSTS 0.5%
British Land Co Plc                    99,748        3,008,762
Brixton plc                           706,000        7,071,620
                                                 -----------------
                                                    10,080,382
RESTAURANTS, HOTELS & THEATERS 3.1%
Compass Group plc                   1,828,000       12,243,505
Greene King plc                       351,631        7,632,291
Luminar plc                             1,176           17,472
Marston's plc                         532,800        4,629,482
Millennium & Copthorne Hotel
  plc                                 618,628        8,285,883
Punch Taverns plc                     144,500        3,548,436
Regent Inns plc *                     369,770          792,757
Sportech plc *                      1,777,556          550,929
Ultimate Leisure Group plc             90,000          336,502
Whitbread plc                         342,568       12,755,693
William Hill plc                      757,600        9,491,752
                                                 -----------------
                                                    60,284,702
RETAIL 0.2%
Alliance Boots plc                     51,392        1,038,936
Amstrad plc                           136,313          386,894
Jacques Vert plc *                    281,723          127,509
Jessops plc                           214,138           63,198
John David Group plc                  122,000        1,050,940
Smiths News plc                       198,961          544,460
Woolworths Group plc                  607,322          367,308
                                                 -----------------
                                                     3,579,245
SOAPS & COSMETICS 0.1%
McBride plc                           241,592        1,137,090

SOFTWARE 0.9%
Alphameric plc                        356,395          346,523
Computacenter plc                     436,666        2,394,652
Dimension Data Holdings plc         3,734,795        3,687,486
Horizon Technology Group plc
  *                                    77,652          118,044
Intec Telecom Systems plc *         1,048,000          867,451
InTechnology plc *                    350,000          268,696
Kewill Systems plc *                   16,027           24,916
Logica CMG plc                      2,044,910        7,170,237
Microgen plc                          200,943          201,094
Morse plc                             434,485          793,013
Northgate Information
  Solutions plc                       494,987          809,242
RM plc                                 39,188          146,713
                                                 -----------------
                                                    16,828,067
TEXTILES & APPAREL 0.0%
Alexon Group plc                       88,568          363,427
Low & Bonar plc                        45,358          124,961
Marchpole Holdings plc                  7,895           25,891
                                                 -----------------
                                                       514,279
WHOLESALE 0.1%
Acal plc                               82,250          648,960
Dawson Holdings plc                   194,763          413,925
Fayrewood plc                          71,615          147,442
James Latham plc                       72,000          320,208
                                                 -----------------
                                                     1,530,535
                                                 -----------------
                                                   361,300,261

                                                            See financial notes.
 94  Laudus Funds Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
UNITED STATES 0.1%
------------------------------------------------------------------
FOREST PRODUCTS & PAPER 0.1%
Domtar Corp. *                        202,200        1,840,729
                                                 ------------------
TOTAL COMMON STOCK (COST $1,528,627,990)         1,869,932,546
                                                 ------------------

PREFERRED STOCK 0.1% OF NET ASSETS

AUSTRIA 0.0%
------------------------------------------------------------------
MIBA AG                                 1,600          242,804
GERMANY 0.1%
------------------------------------------------------------------
Jungheinrich AG (a)                    47,379        1,728,156
Villeroy & Boch AG (a)                 17,648          351,729
                                                 -----------------
                                                     2,079,885
UNITED KINGDOM 0.0%
------------------------------------------------------------------
Rolls-Royce Group plc *            54,759,999          110,454
                                                 -----------------
TOTAL PREFERRED STOCK (COST $1,621,605)              2,433,143

RIGHTS 0.1% OF NET ASSETS

AUSTRIA 0.0%
------------------------------------------------------------------
Conwert Immobilien Invest AG
  *                                    66,243               --
BELGIUM 0.0%
------------------------------------------------------------------
Carrieres Unies Porphyre *                 11               --
JAPAN 0.0%
------------------------------------------------------------------
Dowa Mining *                         391,000          198,586
SWEDEN 0.0%
------------------------------------------------------------------
Fabege Ab *                           226,337          174,425
UNITED KINGDOM 0.1%
------------------------------------------------------------------
Meggit plc *                          338,050          660,243
                                                 -----------------
TOTAL RIGHTS (COST $ -- )                            1,033,254

WARRANTS 0.0% OF NET ASSETS
HONG KONG 0.0%
------------------------------------------------------------------
Champion Technology Holdings
  Ltd. *                              992,339           39,371
                                                 -----------------
TOTAL WARRANTS (COST $ -- )                             39,371

SECURITY                         FACE AMOUNT         VALUE
RATE, MATURITY DATE                  ($)              ($)
SHORT-TERM INVESTMENT 1.7% OF NET ASSETS
REPURCHASE AGREEMENT 1.7%
------------------------------------------------------------------
Fixed Income Clearing Corp.
  dated 03/30/07, due
  04/02/07 at 5.00%, with a
  maturity value of
  $33,121,795 (fully
  collateralized by Federal
  Home Loan Bank with a value
  of $33,770,531.)                 33,108,000       33,108,000
                                                 -----------------
TOTAL SHORT-TERM INVESTMENT (COST
  $33,108,000)                                      33,108,000
------------------------------------------------------------------
END OF INVESTMENTS.
At 03/31/07 the tax basis cost of the fund's investments was
$1,577,902,473 and the unrealized appreciation and depreciation were $365,059,527 and ($36,415,686), respectively, with a net unrealized appreciation of $328,643,841.

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
COLLATERAL INVESTED FOR SECURITIES ON LOAN 7.6% OF NET ASSETS

State Street Navigator
  Security Lending Prime
  Portfolio                       146,492,602      146,492,602
------------------------------------------------------------------
END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

At 03/31/07, the prices of certain foreign securities held by the fund aggregating $1,709,168,468 were adjusted from their closing market prices following the guidelines adopted by the fund's board of trustees.

*  Non-income producing security.

(a) All or a portion of this security is on loan.

(b) Bankrupt security/delisted.

(c) Fair-valued by Management.

See financial notes.
                                                 Laudus Funds Annual Report   95

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS as of March 31, 2007

                                     COST/PROCEEDS       VALUE
HOLDINGS BY CATEGORY                      ($)             ($)
-----------------------------------------------------------------
 95.7%     COMMON STOCK                15,894,523      18,495,591
  3.6%     SHORT-TERM INVESTMENT          692,469         692,469
-----------------------------------------------------------------
 99.3%     TOTAL INVESTMENTS           16,586,992      19,188,060
(94.8)%    SHORT SALES                (18,328,050)    (18,323,387)
 95.5%     DEPOSITS WITH BROKER
           AND CUSTODIAN BANK FOR
           SECURITIES SOLD SHORT       18,463,415      18,463,415
  0.0%     OTHER ASSETS AND
           LIABILITIES                                     (4,830)
-----------------------------------------------------------------
100.0%     NET ASSETS                                  19,323,258

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
COMMON STOCK (A) 95.7% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 2.7%
-----------------------------------------------------------------
General Mills, Inc.                     3,300         192,126
Kellogg Co.                             4,800         246,864
The Pepsi Bottling Group, Inc.          2,850          90,887
                                                   --------------
                                                      529,877
AIRLINES 0.6%
-----------------------------------------------------------------
FedEx Corp.                             1,000         107,430
BANKS & CREDIT INSTITUTIONS 6.4%
-----------------------------------------------------------------
Bank of America Corp.                  14,500         739,790
Comerica, Inc.                          3,400         201,008
Harley-Davidson, Inc.                   4,800         282,000
Northern Trust Corp.                      200          12,028
                                                   --------------
                                                    1,234,826
BASIC MINERALS & METALS 2.2%
-----------------------------------------------------------------
Allegheny Technologies, Inc.              200          21,338
Nucor Corp.                             6,060         394,688
                                                   --------------
                                                      416,026
BIOTECHNOLOGY 2.0%
-----------------------------------------------------------------
Celgene Corp. *                         7,500         393,450
CELLULAR & WIRELESS 1.7%
-----------------------------------------------------------------
NII Holdings, Inc. *                    4,470         331,585
CHEMICALS & RUBBER 1.5%
-----------------------------------------------------------------
The Sherwin-Williams Co.                4,500         297,180
COMMUNICATIONS UTILITIES 5.5%
-----------------------------------------------------------------
AT&T Corp.                             22,700         895,061
Google, Inc., Class A *                   205          93,923
Level 3 Communications, Inc. *         10,900          66,490
                                                   --------------
                                                    1,055,474
ELECTRIC UTILITIES 6.3%
-----------------------------------------------------------------
Consolidated Edison, Inc.               4,500         229,770
Edison International                    8,250         405,323
PG&E Corp.                             12,100         584,067
                                                   --------------
                                                    1,219,160

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
FOREST PRODUCTS & PAPER 1.5%
-----------------------------------------------------------------
3M Co.                                    110           8,407
International Paper Co.                 7,920         288,288
                                                   --------------
                                                      296,695
HEALTH CARE & HOSPITAL 1.1%
-----------------------------------------------------------------
Health Net, Inc. *                        200          10,762
Humana, Inc. *                          3,400         197,268
                                                   --------------
                                                      208,030
INFORMATION & SERVICES 2.6%
-----------------------------------------------------------------
Accenture Ltd., Class A                 7,530         290,206
Manpower, Inc.                          1,360         100,327
The Dun & Bradstreet Corp.              1,295         118,104
                                                   --------------
                                                      508,637
INSTRUMENTS 3.5%
-----------------------------------------------------------------
Honeywell International, Inc.          11,800         543,508
Waters Corp. *                          2,300         133,400
                                                   --------------
                                                      676,908
INSURANCE 11.9%
-----------------------------------------------------------------
ACE Ltd.                               10,200         582,012
Everest Re Group Ltd.                   1,800         173,106
Loews Corp.                            15,000         681,450
The Allstate Corp.                     13,620         818,017
The Chubb Corp.                           600          31,002
XL Capital Ltd., Class A                  200          13,992
                                                   --------------
                                                    2,299,579
INTEGRATED OIL COMPANIES 1.6%
-----------------------------------------------------------------
Exxon Mobil Corp.                       3,920         295,764
Hess Corp.                                400          22,188
                                                   --------------
                                                      317,952
IT HARDWARE 7.6%
-----------------------------------------------------------------
Amphenol Corp., Class A                 1,900         122,683
Avaya, Inc. *                          11,400         134,634
Cisco Systems, Inc. *                  17,800         454,434
Flextronics International Ltd. *        4,700          51,418
Harris Corp.                            2,710         138,074
L-3 Communications Holdings, Inc.       2,500         218,675
MEMC Electronic Materials, Inc. *       5,600         339,248
                                                   --------------
                                                    1,459,166
LAND & WATER TRANSPORTATION 4.2%
-----------------------------------------------------------------
Union Pacific Corp.                     7,900         802,245
MAINFRAME & MINICOMPUTERS 1.1%
-----------------------------------------------------------------
Apple, Inc. *                           2,290         212,764
METAL PRODUCTS & MACHINERY 1.8%
-----------------------------------------------------------------
Parker Hannifin Corp.                   3,740         322,799
Terex Corp. *                             400          28,704
                                                   --------------
                                                      351,503
MISCELLANEOUS FINANCE 4.7%
-----------------------------------------------------------------
Chicago Mercantile Exchange
  Holdings, Inc., Class A                 616         327,995
Merrill Lynch & Co., Inc.               7,200         588,024
                                                   --------------
                                                      916,019

                                                            See financial notes.
 96  Laudus Funds Annual Report

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
OIL & COAL RESOURCES 0.9%
-----------------------------------------------------------------
XTO Energy, Inc.                        3,300         180,873
OIL DRILLING & SERVICES 1.1%
-----------------------------------------------------------------
ENSCO International, Inc.               3,100         168,640
Noble Corp.                               620          48,782
                                                   --------------
                                                      217,422
PUBLISHING, BROADCASTING & CINEMA 1.0%
-----------------------------------------------------------------
CBS Corp., Class B                      6,050         185,070
RESTAURANTS, HOTELS & THEATERS 1.2%
-----------------------------------------------------------------
McDonald's Corp.                        3,960         178,398
Yum! Brands, Inc.                         800          46,208
                                                   --------------
                                                      224,606
RETAIL 6.8%
-----------------------------------------------------------------
Abercrombie & Fitch Co., Class A        2,900         219,472
American Eagle Outfitters, Inc.         3,600         107,964
AutoZone, Inc. *                        1,900         243,466
CarMax, Inc. *                          1,000          24,540
CVS/Caremark Corp.                        980          33,457
Federated Department Stores, Inc.       3,100         139,655
J.C. Penney Co., Inc.                   4,035         331,515
Nordstrom, Inc.                         4,140         219,172
                                                   --------------
                                                    1,319,241
SOAPS & COSMETICS 0.9%
-----------------------------------------------------------------
The Clorox Co.                          2,790         177,695
SOFTWARE 12.1%
-----------------------------------------------------------------
BMC Software, Inc. *                    8,400         258,636
Cadence Design Systems, Inc. *          5,953         125,370
Cognizant Technology Solutions
  Corp., Class A *                      4,593         405,424
Computer Sciences Corp. *               4,600         239,798

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
International Business Machines
  Corp.                                 8,300       782,358 >
Intuit, Inc. *                          7,100         194,256
Oracle Corp. *                         18,000         326,340
                                                   --------------
                                                    2,332,182
WHOLESALE 1.2%
-----------------------------------------------------------------
W.W. Grainger, Inc.                     2,900         223,996
                                                   --------------
TOTAL COMMON STOCK (COST $15,894,523)              18,495,591
                                                   --------------

                                    FACE AMOUNT      VALUE
SECURITY                                ($)           ($)
SHORT-TERM INVESTMENT (A) 3.6% OF NET ASSETS
REPURCHASE AGREEMENT 3.6%
-----------------------------------------------------------------
Custodian Trust Company, dated
  03/30/07, due 04/02/07 at 5.10%
  with a maturity value of
  $692,763 (fully collateralized
  by U.S. Treasury Bond with a
  value of $718,285)                  692,469         692,469
                                                   --------------
TOTAL SHORT-TERM INVESTMENT
  (COST $692,469)                                     692,469
-----------------------------------------------------------------
END OF INVESTMENTS.

At 3/31/07 the tax basis cost of the fund's investments was $16,681,100 and the unrealized appreciation and depreciation was $2,622,567 and ($115,607), respectively, with a net unrealized appreciation of $2,506,960.

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

See financial notes.
                                                 Laudus Funds Annual Report   97

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
SHORT SALES 94.8% OF NET ASSETS
AGRICULTURE, FOOD & BEVERAGE 3.1%
-----------------------------------------------------------------
PepsiCo, Inc.                           4,200         266,952
Wm. Wrigley Jr. Co.                     6,375         324,679
                                                   --------------
                                                      591,631
BANKS & CREDIT INSTITUTIONS 6.8%
-----------------------------------------------------------------
American Express Co.                    5,100         287,640
Commerce Bancorp, Inc.                  6,800         226,984
Fifth Third Bancorp                     1,440          55,714
Ford Motor Co.                         63,600         501,804
Sovereign Bancorp, Inc.                 9,800         249,312
                                                   --------------
                                                    1,321,454
BIOTECHNOLOGY 3.2%
-----------------------------------------------------------------
Amgen, Inc. *                           9,000         502,920
Genentech, Inc. *                       1,400         114,968
                                                   --------------
                                                      617,888
CHEMICALS & RUBBER 2.8%
-----------------------------------------------------------------
The Dow Chemical Co.                   11,720         537,479
COMMUNICATIONS UTILITIES 3.9%
-----------------------------------------------------------------
Virgin Media, Inc.                        190           4,797
Yahoo! Inc. *                          24,200         757,218
                                                   --------------
                                                      762,015
CONSTRUCTION & HOMEBUILDING 0.7%
-----------------------------------------------------------------
Pulte Homes, Inc.                       5,130         135,740
DRUGS & PHARMACEUTICALS 3.3%
-----------------------------------------------------------------
Allergan, Inc.                          2,200         243,804
Eli Lilly and Co.                       7,500         402,825
                                                   --------------
                                                      646,629
ELECTRIC UTILITIES 7.1%
-----------------------------------------------------------------
CenterPoint Energy, Inc.                5,410          97,055
Dominion Resources, Inc.                3,580         317,797
Duke Energy Corp.                      19,000         385,510
The AES Corp. *                         1,060          22,811
TXU Corp.                               8,600         551,260
                                                   --------------
                                                    1,374,433
FURNITURE & HOUSEHOLD ITEMS 0.9%
-----------------------------------------------------------------
Newell Rubbermaid, Inc.                 5,700         177,213
HEALTH CARE & HOSPITAL 1.0%
-----------------------------------------------------------------
UnitedHealth Group, Inc.                3,700         195,989
INFORMATION & SERVICES 1.1%
-----------------------------------------------------------------
Apollo Group, Inc., Class A *           4,900         215,110
INSTRUMENTS 1.9%
-----------------------------------------------------------------
Medtronic, Inc.                         4,000         196,240
St. Jude Medical, Inc. *                4,300         161,723
                                                   --------------
                                                      357,963
INSURANCE 2.6%
-----------------------------------------------------------------
The Progressive Corp.                  22,800         497,496

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
IT HARDWARE 13.0%
-----------------------------------------------------------------
Advanced Micro Devices, Inc. *            490           6,399
Altera Corp. *                         12,800         255,872
Analog Devices, Inc.                   10,100         348,349
Broadcom Corp., Class A *               4,030         129,242
Intel Corp.                            34,400         658,072
KLA-Tencor Corp.                        6,600         351,912
Linear Technology Corp.                12,400         391,716
Maxim Integrated Products, Inc.         1,100          32,340
QUALCOMM, Inc.                          7,300         311,418
Xilinx, Inc.                            1,200          30,876
                                                   --------------
                                                    2,516,196
LAND & WATER TRANSPORTATION 2.6%
-----------------------------------------------------------------
United Parcel Service, Inc.,
  Class B                               7,020         492,102
MAINFRAME & MINICOMPUTERS 1.6%
-----------------------------------------------------------------
Dell, Inc. *                           13,700         317,977
METAL PRODUCTS & MACHINERY 3.5%
-----------------------------------------------------------------
The Procter & Gamble Co.               10,600         669,496
MISCELLANEOUS FINANCE 2.6%
-----------------------------------------------------------------
E*TRADE Financial Corp. *               5,180         109,919
Legg Mason, Inc.                        4,200         395,682
                                                   --------------
                                                      505,601
OIL & COAL RESOURCES 3.4%
-----------------------------------------------------------------
EOG Resources, Inc.                     3,000         214,020
Southwestern Energy Co. *               5,400         221,292
Ultra Petroleum Corp. *                 4,200         223,146
                                                   --------------
                                                      658,458
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.0%
-----------------------------------------------------------------
Lexmark International, Inc.,
  Class A *                               100           5,846
PUBLISHING, BROADCASTING & CINEMA 0.6%
-----------------------------------------------------------------
The Interpublic Group of Cos.,
  Inc. *                                9,000         110,790
REAL ESTATE INVESTMENT TRUSTS 7.6%
-----------------------------------------------------------------
Boston Properties, Inc.                 2,600         305,240
Equity Residential                      9,500         458,185
General Growth Properties, Inc.         6,700         432,619
Plum Creek Timber Co., Inc.             6,800         268,056
                                                   --------------
                                                    1,464,100
RESTAURANTS, HOTELS & THEATERS 1.2%
-----------------------------------------------------------------
Starbucks Corp. *                       7,500         235,200
RETAIL 8.7%
-----------------------------------------------------------------
Amazon.com, Inc. *                     11,050         439,680
Bed, Bath & Beyond, Inc. *              1,901          76,363
Costco Wholesale Corp.                  3,500         188,440
eBay, Inc. *                           21,020         696,813
The Home Depot, Inc.                      450          16,533
Walgreen Co.                              900          41,301
Whole Foods Market, Inc.                4,860         217,971
                                                   --------------
                                                    1,677,101

                                                            See financial notes.
 98  Laudus Funds Annual Report

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
SOAPS & COSMETICS 0.1%
-----------------------------------------------------------------
Johnson & Johnson                         300          18,078
SOFTWARE 11.5%
-----------------------------------------------------------------
Adobe Systems, Inc. *                  12,400         517,080
Autodesk, Inc. *                        6,200         233,120
Citrix Systems, Inc. *                  2,940          94,168
Electronic Arts, Inc. *                 8,500         428,060
Microsoft Corp.                        29,300         816,591
VeriSign, Inc. *                        5,270         132,383
                                                   --------------
                                                    2,221,402
                                                   --------------
TOTAL SHORT SALES (PROCEEDS $18,328,050)           18,323,387
-----------------------------------------------------------------
END OF SHORT SALE POSITIONS.

*  Non-income producing security.

See financial notes.
                                                 Laudus Funds Annual Report   99

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS as of March 31, 2007

                                     COST/PROCEEDS       VALUE
HOLDINGS BY CATEGORY                      ($)             ($)
-----------------------------------------------------------------
 96.2%     COMMON STOCK                17,051,955      19,874,593
   --%     PREFERRED STOCK                    800             836
  0.1%     RIGHTS                              --           5,587
  5.7%     SHORT-TERM INVESTMENT        1,180,359       1,180,359
-----------------------------------------------------------------
102.0%     TOTAL INVESTMENTS           18,233,114      21,061,375
(95.5)%    SHORT SALES                (18,939,163)    (19,721,130)
 69.6%     DEPOSITS WITH BROKER AND
           CUSTODIAN BANK FOR
           SECURITIES SOLD SHORT       14,388,573      14,388,573
 23.9%     OTHER ASSETS AND
           LIABILITIES                                  4,931,248
-----------------------------------------------------------------
100.0%     NET ASSETS                                  20,660,066

                                      NUMBER OF       VALUE
SECURITY                                SHARES         ($)
COMMON STOCK (A) 96.2% OF NET ASSETS
AUSTRIA 0.5%
------------------------------------------------------------------
COMMUNICATIONS UTILITIES 0.1%
Telekom Austria AG                           400        10,051
METAL PRODUCTS & MACHINERY 0.1%
Andritz AG                                    80        20,066
REAL ESTATE DEVELOPMENT 0.3%
Immofinanz Immobilien Analagen AG *        3,600        57,896
Meinl European Land Ltd. *                   400        11,130
                                                    --------------
                                                        69,026
                                                    --------------
                                                        99,143
BELGIUM 1.3%
------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.2%
Fortis                                     1,200        54,779
BASIC MINERALS & METALS 0.2%
Umicore                                      200        35,699
INSTRUMENTS 0.3%
Agfa Gevaert N.V.                          2,450        55,462
RESTAURANTS, HOTELS & THEATERS 0.3%
S.A. D'Ieteren N.V.                          160        65,917
RETAIL 0.3%
Delhaize Group                               645        59,519
                                                    --------------
                                                       271,376
DENMARK 0.9%
------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.3%
Danske Bank A/S                            1,100        50,994
BEER, LIQUOR, & TOBACCO 0.2%
Carlsberg A/S, Class B                       400        43,456
METAL PRODUCTS & MACHINERY 0.4%
Vestas Wind Systems A/S *                  1,500        83,617
                                                    --------------
                                                       178,067
FINLAND 0.5%
------------------------------------------------------------------
BASIC MINERALS & METALS 0.3%
Outokumpu Oyj                              1,500        51,631
CHEMICALS & RUBBER 0.2%
Kemira Oyj                                 1,800        41,196
                                                    --------------
                                                        92,827

                                      NUMBER OF       VALUE
SECURITY                                SHARES         ($)
FRANCE 4.0%
------------------------------------------------------------------
AIRLINES 0.3%
Air France-KLM                             1,200        54,886
AUTOS 0.4%
PSA Peugeot Citroen                          996        70,227
Societe Fonciere Financiere et de
  Participations (FFP)                        81        22,275
                                                    --------------
                                                        92,502
CHEMICALS & RUBBER 0.1%
Compagnie Generale des
  Etablissements Michelin, Class B           120        13,268
COMMUNICATIONS UTILITIES 0.3%
Publicis Groupe                            1,200        57,924
CONSTRUCTION MATERIALS 0.3%
Compagnie de Saint-Gobain                    660        64,800
GOVERNMENT AIRCRAFT & DEFENSE 0.3%
Beneteau                                     134        16,188
Thales S.A.                                  900        52,477
                                                    --------------
                                                        68,665
INSURANCE 0.2%
CNP Assurances                               400        46,809
LAND & WATER TRANSPORTATION 0.1%
Financiere de l'Odet                          26        11,957
METAL PRODUCTS & MACHINERY 0.2%
Valeo S.A.                                   600        35,294
MISCELLANEOUS FINANCE 0.3%
Natixis                                    2,400        58,749
PUBLISHING, BROADCASTING & CINEMA 0.3%
Havas S.A.                                 6,000        34,708
Thomson                                    2,000        38,530
                                                    --------------
                                                        73,238
REAL ESTATE DEVELOPMENT 0.2%
Nexity                                       400        34,370
RESTAURANTS, HOTELS & THEATERS 0.2%
Sodexho Alliance S.A.                        690        50,637
SOFTWARE 0.5%
Atos Origin S.A. *                           800        53,857
Cap Gemini S.A.                              600        45,668
                                                    --------------
                                                        99,525
TEXTILES & APPAREL 0.3%
Christian Dior S.A.                          600        73,159
                                                    --------------
                                                       835,783
GERMANY 2.0%
------------------------------------------------------------------
AUTOS 0.4%
Bayerische Motoren Werke (BMW) AG            900        53,095
Volkswagen AG                                136        20,410
                                                    --------------
                                                        73,505
BASIC MINERALS & METALS 0.3%
ThyssenKrupp AG                            1,313        65,176
CHEMICALS & RUBBER 0.2%
Lanxess *                                    900        46,562

                                                            See financial notes.
 100  Laudus Funds Annual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                                      NUMBER OF       VALUE
SECURITY                                SHARES         ($)
COMMERCIAL AIRCRAFT & COMPONENTS 0.2%
MTU Aero Engines Holding AG                  800        48,081
ELECTRIC UTILITIES 0.2%
MVV Energie AG                             1,000        37,938
IT HARDWARE 0.3%
Infineon Technologies AG *                 3,600        56,062
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.1%
Heidelberger Druckmaschinen AG               600        27,546
RETAIL 0.2%
KarstadtQuelle AG *                        1,100        40,451
WHOLESALE 0.1%
GEA Group AG                                 600        16,659
                                                    --------------
                                                       411,980
IRELAND 0.5%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.2%
Kerry Group plc, Class A                   1,800        50,313
CONSTRUCTION MATERIALS 0.3%
CRH plc                                    1,200        51,459
                                                    --------------
                                                       101,772
ITALY 2.4%
------------------------------------------------------------------
AUTOS 0.4%
Fiat S.p.A. *                              3,000        76,044
CHEMICALS & RUBBER 0.2%
Pirelli & C. S.p.A.                       36,000        39,815
CONSTRUCTION MATERIALS 0.4%
Buzzi Unicem S.p.A.                        1,995        60,785
Italcementi S.p.A.                           700        21,022
                                                    --------------
                                                        81,807
CONSUMER DURABLES 0.1%
Indesit Co. S.p.A.                         1,000        21,319
ELECTRIC UTILITIES 0.4%
ACEA S.p.A.                                2,000        37,517
C.I.R. S.p.A.-Compagnie Industriali
  Riunite                                 12,000        47,857
                                                    --------------
                                                        85,374
FOREST PRODUCTS & PAPER 0.3%
IFIL-Investments S.p.A.                    6,000        58,804
GOVERNMENT AIRCRAFT & DEFENSE 0.2%
Finmeccanica S.p.A.                        1,800        54,107
OIL DISTRIBUTION 0.2%
ERG S.p.A.                                 1,600        44,028
REAL ESTATE DEVELOPMENT 0.2%
Risanamento S.p.A.                         4,000        42,019
                                                    --------------
                                                       503,317
JAPAN 23.9%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Yamazaki Baking Co., Ltd.                  3,000        27,279
AUTOS 1.7%
Fuji Heavy Industries Ltd.                19,000        98,403
Kawasaki Heavy Industries Ltd.            23,000        97,021
Mazda Motor Corp.                         10,000        55,145

                                      NUMBER OF       VALUE
SECURITY                                SHARES         ($)
Toyota Auto Body Co., Ltd.                   700        13,149
Yamaha Motor Co., Ltd.                     2,900        80,998
                                                    --------------
                                                       344,716
BANKS & CREDIT INSTITUTIONS 0.3%
Hyakugo Bank Ltd.                          7,000        44,871
Shiga Bank Ltd.                            2,000        13,851
                                                    --------------
                                                        58,722
BASIC MINERALS & METALS 2.6%
Fujikura Ltd.                              7,000        49,149
Hitachi Cable Ltd.                         7,000        39,698
JFE Holdings, Inc.                         1,600        94,475
Kobe Steel Ltd.                           23,000        92,422
Nippon Steel Corp.                        17,000       119,377
Nisshin Steel Co., Ltd.                   27,000       116,046
Tokyo Steel Manufacturing Co., Ltd.        2,000        29,421
                                                    --------------
                                                       540,588
BEER, LIQUOR, & TOBACCO 1.4%
Asahi Breweries Ltd.                       4,300        68,872
Japan Tobacco, Inc.                           26       127,460
Kirin Brewery Co., Ltd.                    6,000        86,607
                                                    --------------
                                                       282,939
CELLULAR & WIRELESS 0.5%
KDDI Corp.                                    12        95,461
CHEMICALS & RUBBER 3.1%
Daicel Chemical Industries Ltd.           11,000        74,836
Dainippon Ink & Chemicals, Inc.           23,000        91,108
Kaneka Corp.                               8,000        76,109
Mitsubishi Chemical Holdings Corp.
  *                                       13,000       110,477
Mitsubishi Gas Chemical Co., Inc.          6,000        57,321
Sumitomo Chemical Co., Ltd.               16,000       120,573
Teijin Ltd.                               21,000       118,029
                                                    --------------
                                                       648,453
COMMUNICATIONS UTILITIES 0.5%
Nippon Telegraph & Telephone Corp.
  (NTT)                                       21       110,930
CONSTRUCTION MATERIALS 0.1%
Asahi Glass Co., Ltd.                      2,000        28,064
CONSUMER DURABLES 0.5%
Matsushita Electric Industrial Co.,
  Ltd.                                     5,000       100,772
DRUGS & PHARMACEUTICALS 0.6%
Taisho Pharmaceutical Co., Ltd.            7,000       128,279
ELECTRIC UTILITIES 0.3%
Hokkaido Electric Power Co., Inc.          2,100        55,716
The Chugoku Electric Power Co.,
  Inc.                                       700        15,644
                                                    --------------
                                                        71,360
FURNITURE & HOUSEHOLD ITEMS 0.5%
Matsushita Electric Works Ltd.             2,000        22,853
Sankyo Co., Ltd.                           1,800        78,908
                                                    --------------
                                                       101,761
GAS & OTHER PUBLIC UTILITIES 0.5%
Osaka Gas Co., Ltd.                       24,000        92,989

See financial notes.
                                                Laudus Funds Annual Report   101

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF       VALUE
SECURITY                                SHARES         ($)
INSURANCE 1.1%
Aioi Insurance Co., Ltd.                   9,000        62,545
Mitsui Sumitomo Insurance Co., Ltd.        5,000        62,519
Sompo Japan Insurance Inc.                 8,000        99,352
                                                    --------------
                                                       224,416
IT HARDWARE 0.7%
Dainippon Screen Mfg. Co., Ltd.            5,000        37,694
Futaba Corp.                               1,100        26,178
Seiko Epson Corp.                          2,000        58,723
Toshiba Tec Corp.                          5,000        29,865
                                                    --------------
                                                       152,460
LAND & WATER TRANSPORTATION 0.8%
Seino Transportation Co., Ltd.             7,000        65,963
West Japan Railway Co.                        21        96,796
                                                    --------------
                                                       162,759
MAINFRAME & MINICOMPUTERS 0.5%
NEC Corp.                                 19,000       101,553
METAL PRODUCTS & MACHINERY 1.9%
Bosch Corp.                                5,000        22,606
Fuji Electric Holdings Co., Ltd.          10,000        46,235
Heiwa Corp.                                1,800        22,219
Hitachi Ltd.                              16,000       124,364
Mitsubishi Heavy Industries Ltd.          19,000       122,520
Sega Sammy Holdings, Inc.                  2,400        55,940
                                                    --------------
                                                       393,884
MISCELLANEOUS FINANCE 1.1%
Daiwa Securities Group, Inc.              10,000       120,174
Mitsubishi UFJ Securities Co., Ltd.
  *                                        2,000        22,722
Shinsei Bank Ltd.                         19,000        90,853
                                                    --------------
                                                       233,749
OIL DISTRIBUTION 0.2%
Cosmo Oil Co., Ltd.                        8,000        33,397
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 1.3%
Fuji Photo Film Co., Ltd.                  3,100       126,799
Konica Minolta Holdings, Inc.              9,500       124,466
Noritsu Koki Co., Ltd.                       700        12,581
                                                    --------------
                                                       263,846
PUBLISHING, BROADCASTING & CINEMA 1.5%
Dai Nippon Printing Co., Ltd.              7,000       109,864
Dentsu, Inc.                                  20        55,763
Hakuhodo DY Holdings, Inc.                   650        45,381
Nippon Television Network Corp.               90        14,826
Toppan Printing Co., Ltd.                  7,000        72,914
TV Asahi Corp.                                 5        10,031
                                                    --------------
                                                       308,779
REAL ESTATE DEVELOPMENT 0.6%
Sekisui House Ltd.                         8,000       124,212
SOFTWARE 0.4%
Fujitsu Ltd.                              14,000        92,888
TEXTILES & APPAREL 0.6%
Onward Kashiyama Co., Ltd.                 6,000        83,225
Tokyo Style Co., Ltd.                      3,000        32,792
                                                    --------------
                                                       116,017

                                      NUMBER OF       VALUE
SECURITY                                SHARES         ($)
TRADING COMPANY 0.5%
Mitsubishi Corp.                           4,400       101,575
                                                    --------------
                                                     4,941,848
NETHERLANDS 1.4%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
CSM N.V.                                     800        28,617
CHEMICALS & RUBBER 0.2%
Koninklijke DSM N.V.                         900        40,389
FURNITURE & HOUSEHOLD ITEMS 0.2%
Hunter Douglas N.V.                          408        35,999
INFORMATION & SERVICES 0.3%
Koninklijke BAM Groep N.V.                   244         5,784
Vedior N.V.                                2,100        46,805
                                                    --------------
                                                        52,589
INSTRUMENTS 0.4%
Koninklijke (Royal) Philips
  Electronics N.V.                         2,000        76,231
Orthofix International N.V. *                300        15,315
                                                    --------------
                                                        91,546
OIL DRILLING & SERVICES 0.1%
Schlumberger Ltd.                            130         8,983
WHOLESALE 0.1%
Buhrmann N.V.                              2,000        26,862
                                                    --------------
                                                       284,985
SPAIN 1.4%
------------------------------------------------------------------
AIRLINES 0.2%
Iberia Lineas Aereas de Espana S.A.        8,000        42,786
CONSTRUCTION MATERIALS 0.2%
Cementos Portland Valderrivas S.A.           300        45,355
GAS & OTHER PUBLIC UTILITIES 0.2%
Enagas S.A.                                1,800        46,470
INTEGRATED OIL COMPANIES 0.4%
Repsol YPF S.A.                            2,400        80,872
RESTAURANTS, HOTELS & THEATERS 0.4%
NH Hoteles S.A. *                          1,600        36,848
Sol Melia S.A.                             1,642        39,527
                                                    --------------
                                                        76,375
                                                    --------------
                                                       291,858
SWEDEN 1.3%
------------------------------------------------------------------
AIRLINES 0.2%
SAS AB *                                   2,000        36,825
AUTOS 0.2%
Volvo AB                                     600        50,691
BASIC MINERALS & METALS 0.3%
Boliden AB *                               2,500        55,218
CELLULAR & WIRELESS 0.3%
TeliaSonera AB                             6,000        52,053
COMMUNICATIONS UTILITIES 0.3%
Tele2 AB, Class B                          4,000        65,697
                                                    --------------
                                                       260,484

                                                            See financial notes.
 102  Laudus Funds Annual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                                      NUMBER OF       VALUE
SECURITY                                SHARES         ($)
SWITZERLAND 2.5%
------------------------------------------------------------------
AUTOS 0.3%
Rieter Holding AG -- Reg'd                   105        52,434
CHEMICALS & RUBBER 0.2%
Clariant AG -- Reg'd *                     2,000        34,402
CONSTRUCTION MATERIALS 0.3%
Holcim Ltd. -- Reg'd                         608        61,175
DRUGS & PHARMACEUTICALS 0.2%
Ciba Specialty Chemicals
  AG -- Reg'd                                612        40,406
ELECTRIC UTILITIES 0.3%
Elektrizitaets-Gesellschaft
  Laufenburg AG                               21        24,344
Motor-Columbus Ltd.                            5        42,176
                                                    --------------
                                                        66,520
INSURANCE 1.0%
Baloise Holding AG, Reg'd                    408        42,602
Helvetia Holding AG                          120        51,544
Swiss Life Holding -- Reg'd *                240        60,397
Zurich Financial Services
  AG -- Reg'd                                210        60,727
                                                    --------------
                                                       215,270
REAL ESTATE DEVELOPMENT 0.2%
PSP Swiss Property AG *                      800        48,770
                                                    --------------
                                                       518,977
UNITED KINGDOM 5.3%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.2%
Tate & Lyle plc                            3,150        35,731
AUTOS 0.1%
GKN plc                                    4,000        30,002
BASIC MINERALS & METALS 0.2%
Kazakhmys plc                              2,000        46,269
CELLULAR & WIRELESS 0.2%
The Carphone Warehouse Group plc           6,000        32,863
COMMUNICATIONS UTILITIES 0.3%
Cable & Wireless                          12,000        39,484
COLT Telecom Group S.A. *                  9,000        31,586
                                                    --------------
                                                        71,070
CONSTRUCTION MATERIALS 0.1%
Cookson Group plc                          2,205        26,982
ELECTRIC UTILITIES 0.2%
International Power plc                    6,000        46,897
FURNITURE & HOUSEHOLD ITEMS 0.3%
Smiths Group plc                           3,000        60,645
GOVERNMENT AIRCRAFT & DEFENSE 0.4%
BAE Systems plc                            8,000        72,520
INFORMATION & SERVICES 0.2%
Group 4 Securicor plc                      9,000        35,623
INSURANCE 1.0%
Aviva plc                                  4,900        72,402
Brit Insurance Holdings plc                4,000        25,382
Friends Provident plc                      9,120        34,586
Old Mutual plc                                63           204
Prudential plc                             4,800        67,827
                                                    --------------
                                                       200,401

                                      NUMBER OF       VALUE
SECURITY                                SHARES         ($)
MISCELLANEOUS FINANCE 0.3%
Legal & General Group plc                 18,000        56,500
PUBLISHING, BROADCASTING & CINEMA 0.6%
Aegis Group plc                           12,000        35,360
Trinity Mirror plc                         2,100        21,940
WPP Group plc                              3,921        59,535
                                                    --------------
                                                       116,835
REAL ESTATE INVESTMENT TRUSTS 0.1%
Brixton plc                                3,000        30,049
RESTAURANTS, HOTELS & THEATERS 0.8%
Compass Group plc                         10,000        66,978
Greene King plc                            1,400        30,387
Millennium & Copthorne Hotel plc           3,000        40,182
William Hill plc                           2,574        32,249
                                                    --------------
                                                       169,796
RETAIL 0.1%
Alliance Boots plc                         1,458        29,475
SOFTWARE 0.2%
Logica CMG plc                             9,000        31,557
                                                    --------------
                                                     1,093,215
UNITED STATES 48.3%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 1.1%
Bunge Ltd.                                   340        27,955
Cal-Maine Foods, Inc.                        400         5,380
Campbell Soup Co.                          2,190        85,301
H.J. Heinz Co.                               210         9,895
Kellogg Co.                                1,100        56,573
Overhill Farms, Inc. *                       300         2,127
The Coca-Cola Co.                            960        46,080
The Pepsi Bottling Group, Inc.                80         2,551
                                                    --------------
                                                       235,862
AIRLINES 0.5%
Alaska Air Group, Inc. *                      33         1,257
AMR Corp. *                                1,300        39,585
FedEx Corp.                                  500        53,715
Midwest Air Group, Inc. *                    400         5,404
Pinnacle Airlines Corp. *                    400         6,916
                                                    --------------
                                                       106,877
AUTOS 0.3%
General Motors Corp.                       1,600        49,024
Spartan Motors, Inc.                         400         9,284
                                                    --------------
                                                        58,308
BANKS & CREDIT INSTITUTIONS 1.5%
Bank of America Corp.                      4,600       234,692
Dollar Financial Corp. *                     500        12,650
The Bank of New York Co., Inc.               390        15,814
The First Marblehead Corp.                   900        40,401
                                                    --------------
                                                       303,557
BASIC MINERALS & METALS 0.2%
Allegheny Technologies, Inc.                 100        10,669
Brush Engineered Materials, Inc. *           300        14,541
General Cable Corp. *                        140         7,480
                                                    --------------
                                                        32,690

See financial notes.
                                                Laudus Funds Annual Report   103

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF       VALUE
SECURITY                                SHARES         ($)
BEER, LIQUOR, & TOBACCO 0.3%
Anheuser-Busch Cos., Inc.                  1,400        70,644
BIOTECHNOLOGY 1.6%
Celgene Corp. *                            3,600       188,856
Gilead Sciences, Inc. *                    1,800       137,700
                                                    --------------
                                                       326,556
CELLULAR & WIRELESS 0.9%
NII Holdings, Inc. *                       2,400       178,032
CHEMICALS & RUBBER 1.1%
Albemarle Corp.                              900        37,206
Hercules, Inc. *                           1,400        27,356
LSB Industries, Inc. *                       300         4,671
Monsanto Co.                               2,100       115,416
PPG Industries, Inc.                         476        33,468
                                                    --------------
                                                       218,117
COMMERCIAL AIRCRAFT & COMPONENTS 0.1%
Ladish Co., Inc. *                           300        11,292
The Boeing Co.                               180        16,004
                                                    --------------
                                                        27,296
COMMUNICATIONS UTILITIES 3.7%
American Tower Corp., Class A *            2,300        89,585
AT&T Corp.                                 5,510       217,259
Comcast Corp., Class A *                   6,536       169,609
Knology, Inc. *                              500         7,915
Level 3 Communications, Inc. *             2,201        13,426
Qwest Communications International,
  Inc. *                                  16,300       146,537
The DIRECTV Group, Inc. *                  5,600       129,192
The Knot, Inc.                                18           388
                                                    --------------
                                                       773,911
CONSTRUCTION & HOMEBUILDING 0.0%
U.S. Home Systems, Inc. *                    200         2,550
CONSUMER DURABLES 0.4%
Harley-Davidson, Inc.                      1,300        76,375
Syntax-Brillian Corp. *                      100           840
Universal Electronics, Inc. *                200         5,572
                                                    --------------
                                                        82,787
DRUGS & PHARMACEUTICALS 1.2%
Abbott Laboratories                        1,400        78,120
Allergan, Inc.                               600        66,492
Bradley Pharmaceuticals, Inc. *              300         5,757
NBTY, Inc. *                                 670        35,537
Pfizer, Inc.                               2,400        60,624
                                                    --------------
                                                       246,530
ELECTRIC UTILITIES 1.3%
Consolidated Edison, Inc.                  1,500        76,590
Edison International                       3,300       162,129
ITC Holdings Corp.                           500        21,645
                                                    --------------
                                                       260,364
FINANCIAL INVESTMENTS 0.1%
Iconix Brand Group, Inc. *                   100         2,040
NexCen Brands, Inc. *                        800         7,936
SRS Labs, Inc. *                             230         3,204
                                                    --------------
                                                        13,180

                                      NUMBER OF       VALUE
SECURITY                                SHARES         ($)
FOREST PRODUCTS & PAPER 0.7%
Cenveo, Inc. *                               900        21,870
International Paper Co.                    3,400       123,760
                                                    --------------
                                                       145,630
FURNITURE & HOUSEHOLD ITEMS 0.3%
AZZ, Inc. *                                  200         8,400
Fossil, Inc. *                               800        21,176
GameTech International, Inc. *               400         4,888
Hasbro, Inc.                                 770        22,037
Virco Manufacturing Corp. *                  300         2,025
                                                    --------------
                                                        58,526
GAS & OTHER PUBLIC UTILITIES 0.4%
Hanover Compressor Co. *                       7           156
The Williams Cos., Inc.                    2,900        82,534
                                                    --------------
                                                        82,690
GOVERNMENT AIRCRAFT & DEFENSE 0.1%
Garmin Ltd.                                  200        10,830
Smith & Wesson Holding Corp. *               700         9,163
                                                    --------------
                                                        19,993
HEALTH CARE & HOSPITAL 0.4%
Almost Family, Inc. *                        200         4,980
AMERIGROUP Corp. *                           670        20,368
Brookdale Senior Living, Inc.                100         4,466
Health Net, Inc. *                             3           161
Humana, Inc. *                               900        52,218
MEDTOX Scientific, Inc. *                    200         3,680
Sun Healthcare Group, Inc. *                 320         3,952
                                                    --------------
                                                        89,825
INFORMATION & SERVICES 1.1%
Accenture Ltd., Class A                    1,100        42,394
Arbitron, Inc.                               400        18,780
Cass Information Systems, Inc.               160         5,402
Corrections Corp. of America *               700        36,967
CPI Corp.                                    300        15,753
Manpower, Inc.                               100         7,377
Parexel International Corp. *                500        17,985
Rainmaker Systems, Inc. *                    400         3,360
Standard Parking Corp. *                     300        10,611
The Dun & Bradstreet Corp.                   543        49,522
The Geo Group, Inc. *                        200         9,064
Thomas Group, Inc.                           200         2,384
Volt Information Sciences, Inc. *            450        11,785
                                                    --------------
                                                       231,384
INSTRUMENTS 1.2%
Align Technology, Inc. *                   1,000        15,860
Angeion Corp. *                              200         2,940
Baxter International, Inc.                 2,100       110,607
Bovie Medical Corp. *                        400         2,840
Bruker BioSciences Corp. *                 1,600        16,832
Cholestech Corp. *                           200         3,448
Faro Technologies, Inc. *                    300         8,661
FEI Co.                                      470        16,948
II-VI, Inc. *                                437        14,792
K-Tron International, Inc. *                 150        10,760
NumereX Corp, Class A *                      400         4,076

                                                            See financial notes.
 104  Laudus Funds Annual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                                      NUMBER OF       VALUE
SECURITY                                SHARES         ($)
Waters Corp. *                               740        42,920
Zoll Medical Corp. *                         300         7,995
                                                    --------------
                                                       258,679
INSURANCE 3.1%
ACE Ltd.                                   3,100       176,886
Ambassadors International, Inc.              300        13,842
CorVel Corp. *                               300         9,075
Everest Re Group Ltd.                        500        48,085
Genworth Financial, Inc., Class A          2,600        90,844
Loews Corp.                                3,900       177,177
The Allstate Corp.                         1,290        77,477
Tower Group, Inc.                            400        12,888
Wellcare Health Plans, Inc. *                500        42,625
                                                    --------------
                                                       648,899
INTEGRATED OIL COMPANIES 0.2%
Hess Corp.                                   820        45,485
IT HARDWARE 4.5%
Agere Systems, Inc. *                      1,600        36,192
Amphenol Corp., Class A                    1,200        77,484
Anadigics, Inc. *                            900        10,638
Avaya, Inc. *                              1,060        12,519
Avici Systems, Inc. *                        300         3,426
Aviza Technology, Inc. *                     300         2,163
Cisco Systems, Inc. *                     17,930       457,753
Comtech Group, Inc. *                        500         8,740
Globecomm Systems, Inc. *                    300         3,210
Harmonic, Inc. *                           1,200        11,784
Harris Corp.                                 866        44,123
Harris Stratex Networks, Inc.,
  Class A *                                  450         8,635
L-3 Communications Holdings, Inc.            700        61,229
MEMC Electronic Materials, Inc. *          2,600       157,508
Novellus Systems, Inc. *                   1,000        32,020
Simclar, Inc. *                              200         1,212
SonicWALL, Inc. *                          1,100         9,196
                                                    --------------
                                                       937,832
LAND & WATER TRANSPORTATION 1.2%
Union Pacific Corp.                        2,380       241,689
MAINFRAME & MINICOMPUTERS 1.3%
Apple, Inc. *                              1,500       139,365
Cray, Inc. *                                 500         6,895
Omnicell, Inc. *                             500        10,460
Sun Microsystems *                        17,000       102,170
                                                    --------------
                                                       258,890
METAL PRODUCTS & MACHINERY 2.0%
AGCO Corp. *                               1,000        36,970
American Standard Cos., Inc.               1,200        63,624
Energizer Holdings, Inc. *                   100         8,533
Key Technology, Inc. *                       200         3,160
MFRI, Inc. *                                 200         3,708
Parker Hannifin Corp.                      1,140        98,393
PG&E Corp.                                 1,750        84,473
Robbins & Myers, Inc.                        300        11,187
Terex Corp. *                                500        35,880
The Middleby Corp. *                         160        21,094

                                      NUMBER OF       VALUE
SECURITY                                SHARES         ($)
Varian Semiconductor Equipment
  Associates, Inc. *                         600        32,028
Zoltek Cos., Inc. *                          400        13,972
                                                    --------------
                                                       413,022
MISCELLANEOUS FINANCE 1.8%
Chicago Mercantile Exchange
  Holdings, Inc., Class A                    240       127,791
Cohen & Steers, Inc.                         600        25,848
Diamond Hill Investment Group *              200        19,502
International Assets Holding Corp.
  *                                          300         8,379
Merrill Lynch & Co., Inc.                  2,200       179,674
U.S. Global Investors, Inc., Class
  A *                                        420        10,819
                                                    --------------
                                                       372,013
OIL & COAL RESOURCES 0.4%
Equitable Resources, Inc.                    200         9,664
XTO Energy, Inc.                           1,200        65,772
                                                    --------------
                                                        75,436
OIL DISTRIBUTION 0.2%
Holly Corp.                                  600        35,580
OIL DRILLING & SERVICES 1.4%
Dawson Geophysical Co. *                     150         7,429
ENSCO International, Inc.                  1,000        54,400
GlobalSantaFe Corp.                        1,200        74,016
McDermott International, Inc. *              700        34,286
Noble Corp.                                   70         5,508
Omni Energy Services Corp. *                 300         3,054
Transocean, Inc. *                         1,400       114,380
                                                    --------------
                                                       293,073
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.6%
Brocade Communications Systems,
  Inc. *                                   3,000        28,560
EMC Corp. *                                  900        12,465
Hauppauge Digital, Inc. *                    300         2,049
Interphase Corp. *                           200         2,232
Lexmark International, Inc., Class
  A *                                        300        17,538
Pitney Bowes, Inc.                         1,300        59,007
Stec, Inc. *                                 900         6,336
VASCO Data Security International,
  Inc. *                                     280         5,004
                                                    --------------
                                                       133,191
PUBLISHING, BROADCASTING & CINEMA 1.3%
CBS Corp., Class B                         3,000        91,770
Gannett Co., Inc.                            860        48,409
Lamar Advertising Co., Class A *             500        31,485
News Corp., Class A                        2,904        67,141
The Walt Disney Co.                          600        20,658
Triple Crown Media, Inc. *                   200         1,678
                                                    --------------
                                                       261,141
REAL ESTATE DEVELOPMENT 0.1%
AMREP Corp. *                                200        15,450
REAL ESTATE INVESTMENT TRUSTS 0.1%
Public Storage, Inc.                         200        18,934
RESTAURANTS, HOTELS & THEATERS 0.5%
McDonald's Corp.                           2,500       112,625

See financial notes.
                                                Laudus Funds Annual Report   105

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF       VALUE
SECURITY                                SHARES         ($)
RETAIL 5.1%
Abercrombie & Fitch Co., Class A           1,204        91,119
American Eagle Outfitters, Inc.            1,600        47,984
AutoZone, Inc. *                           1,000       128,140
Big Lots, Inc. *                           1,000        31,280
Charlotte Russe Holding, Inc. *              500        14,435
Federated Department Stores, Inc.          1,200        54,060
J.C. Penney Co., Inc.                      2,300       188,968
Kohl's Corp. *                             1,100        84,271
Medco Health Solutions, Inc. *             1,500       108,795
Nordstrom, Inc.                            2,667       141,191
OfficeMax, Inc.                              700        36,918
PC Mall, Inc. *                              300         2,991
Priceline.com, Inc. *                        500        26,630
PriceSmart, Inc. *                           500         7,680
Sears Holdings Corp. *                       300        54,048
Spartan Stores, Inc.                         400        10,720
The Bon-Ton Stores, Inc.                     300        16,872
                                                    --------------
                                                     1,046,102
SOFTWARE 5.3%
Akamai Technologies, Inc. *                  900        44,928
Allscripts Healthcare Solutions,
  Inc. *                                     800        21,448
BMC Software, Inc. *                       2,500        76,975
Cadence Design Systems, Inc. *             1,800        37,908
Captaris, Inc. *                             400         2,316
Cognizant Technology Solutions
  Corp., Class A *                         1,500       132,405
Computer Sciences Corp. *                  1,000        52,130
Datalink Corp. *                             300         2,349
GSE Systems, Inc. *                          300         1,905
i2 Technologies, Inc. *                      500        12,000
Internap Network Services Corp. *            600         9,450
International Business Machines
  Corp.                                    2,280       214,913
Internet Gold-Golden Lines Ltd. *            400         5,008
Interwoven, Inc. *                           700        11,830
Intuit, Inc. *                             4,100       112,176
McAfee, Inc. *                             1,200        34,896
Mentor Graphics Corp. *                    1,200        19,608
Microsoft Corp.                            2,200        61,314
NEON Communications Group, Inc. *            600         2,814
Nuance Communications, Inc. *              1,600        24,496
Oracle Corp. *                             9,670       175,317
Scientific Learning Corp. *                  300         2,292
Smith Micro Software, Inc. *                 500         9,315
Taleo Corp., Class A *                       400         6,632
THQ, Inc. *                                  800        27,352
Versant Corp. *                              200         3,390
                                                    --------------
                                                     1,105,167
TEXTILES & APPAREL 0.5%
Deckers Outdoor Corp. *                      300        21,306
G-III Apparel Group Ltd. *                   220         4,191
Guess?, Inc.                                 800        32,392
Interface, Inc., Class A                     800        12,792
Maidenform Brands, Inc. *                    400         9,228
R.G. Barry Corp. *                           200         2,084
The Gymboree Corp. *                         500        20,035
                                                    --------------
                                                       102,028

                                      NUMBER OF       VALUE
SECURITY                                SHARES         ($)
WHOLESALE 0.2%
En Pointe Technologies, Inc. *               200           682
KSW, Inc. *                                  100           640
TESSCO Technologies, Inc. *                  200         5,438
The Aristotle Corp. *                        300         3,036
W.W. Grainger, Inc.                          500        38,620
                                                    --------------
                                                        48,416
                                                    --------------
                                                     9,988,961
                                                    --------------
TOTAL COMMON STOCK (COST $17,051,955)               19,874,593
                                                    --------------

PREFERRED STOCK (A) 0.0% OF NET ASSETS
UNITED KINGDOM 0.0%
------------------------------------------------------------------
COMMERCIAL AIRCRAFT & COMPONENTS 0.0%
Rolls-Royce Group plc *                  414,400           836
                                                    --------------
TOTAL PREFERRED STOCK (COST $800)                          836
                                                    --------------
RIGHTS (A) 0.1% OF NET ASSETS
JAPAN 0.1%
------------------------------------------------------------------
BASIC MINERALS & METALS 0.1%
Dowa Mining *                             11,000         5,587
                                                    --------------
TOTAL RIGHTS (COST $--)                                  5,587
------------------------------------------------------------------
                                         FACE
SECURITY                                AMOUNT        VALUE
RATE, MATURITY DATE                      ($)           ($)
SHORT-TERM INVESTMENT (A) 5.7% OF NET ASSETS
REPURCHASE AGREEMENT 5.7%
------------------------------------------------------------------
Custodian Trust Company, dated
  03/30/07, due 04/02/07 at 5.10%,
  with a maturity value of
  $1,180,861 (fully collateralized
  by U.S. Treasury Bill with a
  value of $1,232,904)                 1,180,359     1,180,359
                                                    --------------
TOTAL SHORT-TERM INVESTMENT
  (COST $1,180,359)                                  1,180,359
------------------------------------------------------------------
END OF INVESTMENTS.

At 03/31/07 the tax basis cost of the fund's investments was $18,392,812, and the unrealized appreciation and depreciation were $2,920,437 and ($251,874), respectively, with a net unrealized appreciation of $2,668,563.

At 03/31/07, the prices of certain foreign securities held by the fund aggregating ($48,235) were adjusted from their closing market prices following the guidelines adopted by the fund's board of trustees.

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

                                                            See financial notes.
 106  Laudus Funds Annual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                       AMOUNT OF               AMOUNT OF   UNREALIZED
            CURRENCY   CURRENCY    CURRENCY    CURRENCY     GAINS /
EXPIRATION   TO BE       TO BE       TO BE       TO BE       LOSSES
   DATE     RECEIVED   RECEIVED    DELIVERED   DELIVERED      ($)
FORWARD FOREIGN CURRENCY CONTRACTS
07/19/2007    JPY      182,027,000    USD      1,566,561      2,964
07/19/2007    USD      5,981,804      JPY      695,057,000  (86,567)
                                                            -------
                                                            (83,603)

See financial notes.
                                                Laudus Funds Annual Report   107

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
SHORT SALES 95.5% OF NET ASSETS
AUSTRIA 0.3%
-----------------------------------------------------------------
ELECTRIC UTILITIES 0.1%
Oesterreichische
  Elektrizitaetswirtschafts AG            600          26,952
INSURANCE 0.2%
UNIQA Versicherungen AG                   900          30,047
                                                   --------------
                                                       56,999
DENMARK 0.8%
-----------------------------------------------------------------
CONSTRUCTION MATERIALS 0.2%
FLSmidth & Co. A/S                        600          40,540
DRUGS & PHARMACEUTICALS 0.4%
Alk-Abello A/S                            200          36,991
Genmab A/S *                              800          48,855
                                                   --------------
                                                       85,846
LAND & WATER TRANSPORTATION 0.2%
DSV A/S                                   200          34,864
                                                   --------------
                                                      161,250
FINLAND 0.9%
-----------------------------------------------------------------
CHEMICALS & RUBBER 0.1%
Nokian Renkaat Oyj                        840          23,075
CONSTRUCTION & HOMEBUILDING 0.4%
Kone Oyj                                  800          45,678
YIT Oyj                                 1,200          41,521
                                                   --------------
                                                       87,199
LAND & WATER TRANSPORTATION 0.1%
Cargotec Corp.                            388          23,462
METAL PRODUCTS & MACHINERY 0.1%
Wartsila Oyj Abp, Class B                 420          26,079
RETAIL 0.2%
Stockmann Oyj Abp, Share B                800          34,923
                                                   --------------
                                                      194,738
FRANCE 3.6%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.3%
Groupe Danone                             417          68,227
CHEMICALS & RUBBER 0.3%
Air Liquide S.A.                          273          66,440
CONSTRUCTION & HOMEBUILDING 0.4%
Technip S.A.                              300          21,826
Vinci S.A.                                400          62,374
                                                   --------------
                                                       84,200
INFORMATION & SERVICES 0.2%
Financiere Marc de Lacharriere S.A.       430          39,712
INSTRUMENTS 0.2%
Neopost S.A.                              300          42,980
INSURANCE 0.4%
April Group                               600          31,373
Euler Hermes S.A.                         312          43,937
                                                   --------------
                                                       75,310

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
IT HARDWARE 0.2%
Silicon-On-Insulator Technologies
  (SOITEC) *                            1,400          33,523
OIL DRILLING & SERVICES 0.2%
Bourbon S.A.                              600          42,019
RETAIL 0.2%
Casino Guichard Perrachon S.A.            400          40,550
SOAPS & COSMETICS 0.4%
L'Oreal S.A.                              703          76,785
TEXTILES & APPAREL 0.2%
Hermes International                      370          51,166
WHOLESALE 0.6%
Essilor International S.A.                600          69,019
Pinault-Printemps-Redoute S.A.            300          48,164
                                                   --------------
                                                      117,183
                                                   --------------
                                                      738,095
GERMANY 3.0%
-----------------------------------------------------------------
AIRLINES 0.1%
Fraport AG                                243          17,823
BANKS & CREDIT INSTITUTIONS 0.4%
Hypo Real Estate Holding AG               668          42,636
IKB Deutsche Industriebank AG             880          35,158
                                                   --------------
                                                       77,794
CONSUMER DURABLES 0.2%
Rational AG                               210          40,729
FOREST PRODUCTS & PAPER 0.1%
Pfleiderer AG                             800          23,242
FURNITURE & HOUSEHOLD ITEMS 0.2%
Bijou Brigitte Modische Accessoires
  AG                                      180          41,815
INSURANCE 0.1%
MLP AG                                  1,200          30,298
LAND & WATER TRANSPORTATION 0.4%
Deutsche Post AG                        2,500          75,472
METAL PRODUCTS & MACHINERY 0.2%
Solarworld AG                             400          30,996
MISCELLANEOUS FINANCE 0.4%
Deutsche Boerse AG                        313          71,731
SOFTWARE 0.6%
SAP AG                                  1,600          71,314
United Internet AG -- Reg'd             3,000          58,596
                                                   --------------
                                                      129,910
WHOLESALE 0.3%
Celesio AG                                600          37,716
Fielmann AG                               510          31,417
                                                   --------------
                                                       69,133
                                                   --------------
                                                      608,943

                                                            See financial notes.
 108  Laudus Funds Annual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
ITALY 1.9%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.8%
Banca Monte dei Paschi di Siena
  S.p.A.                                9,000          56,439
Credito Emiliano S.p.A.                 3,000          47,302
Mediobanca S.p.A.                       2,400          53,491
                                                   --------------
                                                      157,232
CONSTRUCTION & HOMEBUILDING 0.4%
Saipem S.p.A.                           2,580          75,460
INSURANCE 0.7%
Alleanza Assicurazioni S.p.A.           4,000          51,170
Assicurazioni Generali S.p.A.           1,600          68,147
Mediolanum S.p.A                        4,000          32,452
                                                   --------------
                                                      151,769
                                                   --------------
                                                      384,461
JAPAN 24.0%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Ezaki Glico Co., Ltd.                   2,000          23,724
BANKS & CREDIT INSTITUTIONS 3.2%
Aeon Credit Service Co., Ltd.           1,900          31,853
Credit Saison Co., Ltd.                   800          26,229
Mizuho Trust & Banking Co., Ltd.       27,000          59,562
Suruga Bank Ltd.                        5,000          64,890
The Bank of Fukuoka Ltd. (b)            7,000          56,492
The Bank Of Yokohama, Ltd.             15,000         111,507
The Chiba Bank Ltd.                    13,000         114,256
The Musashino Bank Ltd.                   100           5,343
The Shizuoka Bank Ltd.                  7,000          74,303
The Sumitomo Trust & Banking Co.,
  Ltd.                                  9,000          93,373
The Hiroshima Bank Ltd.                 3,000          16,494
                                                   --------------
                                                      654,302
BASIC MINERALS & METALS 0.3%
Mitsubishi Materials Corp.             11,000          52,033
BEER, LIQUOR, & TOBACCO 0.1%
Takara Holdings, Inc.                   4,000          28,217
CHEMICALS & RUBBER 0.8%
Nissan Chemical Industries Ltd.         5,000          64,251
Shin-Etsu Chemical Co., Ltd.            1,500          91,265
                                                   --------------
                                                      155,516
COMMUNICATIONS UTILITIES 0.5%
Softbank Corp. *                        3,700          94,766
CONSTRUCTION & HOMEBUILDING 2.3%
Chiyoda Corp.                           4,000          87,369
JGC Corp.                               5,000          81,794
Kajima Corp.                           18,000          91,524
Nippon Sheet Glass Co., Ltd.            7,000          36,620
Obayashi Corp.                         12,000          77,124
Shimizu Corp.                          14,000          85,574
Taisei Corp.                            5,000          18,470
                                                   --------------
                                                      478,475
CONSTRUCTION MATERIALS 0.5%
Ibiden Co., Ltd.                        2,100         108,451

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
CONSUMER DURABLES 1.1%
Daikin Industries Ltd.                  3,700         128,355
Funai Electric Co., Ltd.                  300          28,525
Sony Corp.                              1,600          80,863
                                                   --------------
                                                      237,743
DRUGS & PHARMACEUTICALS 0.3%
Chugai Pharmaceutical Co., Ltd.         2,600          65,629
FINANCIAL INVESTMENTS 0.6%
Mitsubishi UFJ Lease & Finance Co.,
  Ltd.                                    230          11,472
ORIX Corp.                                290          75,245
Square Enix Co., Ltd.                   1,100          28,263
                                                   --------------
                                                      114,980
FOREST PRODUCTS & PAPER 0.2%
Uni-Charm Corp.                           800          50,503
GAS & OTHER PUBLIC UTILITIES 0.1%
Toho Gas Co., Ltd.                      6,000          30,810
INFORMATION & SERVICES 0.2%
Meitec Corp.                              200           6,443
Park24 Co., Ltd.                        2,600          34,877
                                                   --------------
                                                       41,320
INSTRUMENTS 0.8%
Terumo Corp.                            2,800         108,711
Yokogawa Electric Corp.                 4,300          65,661
                                                   --------------
                                                      174,372
IT HARDWARE 3.9%
Advantest Corp.                         1,600          70,885
Fanuc Ltd.                              1,100         101,921
Hirose Electric Co., Ltd.                 400          47,886
Hoya Corp.                              2,400          79,290
Keyence Corp.                             450         101,248
Murata Manufacturing Co., Ltd.          1,400         101,677
Nidec Corp.                             1,200          77,015
Nidec Sankyo Corp.                      3,000          23,549
Sharp Corp.                             5,000          96,148
Tokyo Electron Ltd.                     1,400          97,514
                                                   --------------
                                                      797,133
LAND & WATER TRANSPORTATION 1.9%
Central Japan Railway Co.                   6          68,125
Kintetsu Corp.                         19,000          59,740
Mitsui O.S.K. Lines Ltd.                9,000          99,651
Odakyu Electric Railway Co., Ltd.      12,000          87,594
Yamato Holdings Co., Ltd.               5,000          80,459
                                                   --------------
                                                      395,569
MAINFRAME & MINICOMPUTERS 0.4%
Casio Computer Co., Ltd.                4,100          89,368
METAL PRODUCTS & MACHINERY 1.5%
Komatsu Ltd.                            4,500          94,244
Mitsubishi Electric Corp.              11,000         113,021
The Japan Steel Works Ltd.              3,000          35,936
Yaskawa Electric Corp.                  5,000          58,967
                                                   --------------
                                                      302,168
OIL DISTRIBUTION 0.0%
Showa Shell Sekiyu K.K                    600           7,329

See financial notes.
                                                Laudus Funds Annual Report   109

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.4%
Canon, Inc.                             1,500          80,541
REAL ESTATE DEVELOPMENT 0.5%
Mitsubishi Estate Co., Ltd.             3,000          98,112
RETAIL 1.3%
Aeon Co., Ltd.                          5,900         117,004
Don Quijote Co., Ltd.                   4,200          81,896
Hikari Tsushin, Inc.                    1,300          59,013
Izumi Co., Ltd.                           100           1,852
                                                   --------------
                                                      259,765
SOFTWARE 1.6%
Konami Corp.                            2,600          69,356
NTT Data Corp.                             23         116,457
Oracle Corp.                            1,000          47,961
Otsuka Corp.                              400          38,225
Trend Micro, Inc.                       2,500          68,091
                                                   --------------
                                                      340,090
TRADING COMPANY 1.4%
Itochu Corp.                           10,000          98,761
Mitsui & Co., Ltd.                      4,000          75,279
Sumitomo Corp.                          6,300         112,891
                                                   --------------
                                                      286,931
                                                   --------------
                                                    4,967,847
NETHERLANDS 1.2%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.2%
Royal Numico N.V.                         900          46,421
INFORMATION & SERVICES 0.2%
Fugro N.V. CVA                            600          30,469
LAND & WATER TRANSPORTATION 0.2%
Koninklijke Vopak N.V.                    660          37,387
METAL PRODUCTS & MACHINERY 0.2%
Aalberts Industries N.V.                  400          39,672
OIL DRILLING & SERVICES 0.0%
Schlumberger Ltd.                         130           8,983
PUBLISHING, BROADCASTING & CINEMA 0.2%
Reed Elsevier N.V.                      2,700          47,825
REAL ESTATE DEVELOPMENT 0.2%
Rodamco Europe N.V.                       284          39,608
                                                   --------------
                                                      250,365
NORWAY 1.1%
-----------------------------------------------------------------
INFORMATION & SERVICES 0.2%
Acergy S.A. *                           2,000          42,328
INSURANCE 0.3%
Storebrand A.S.A.                       4,000          63,702
OIL DRILLING & SERVICES 0.3%
Seadrill Ltd. *                         4,000          64,311
PUBLISHING, BROADCASTING & CINEMA 0.3%
Schibsted A.S.A.                        1,200          52,662
                                                   --------------
                                                      223,003
SPAIN 1.5%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Sos Cuetara S.A.                        1,500          29,465

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
BANKS & CREDIT INSTITUTIONS 0.3%
Banco Espanol de Crecito S.A.
  (Banesto)                             2,800          67,165
CONSTRUCTION & HOMEBUILDING 0.2%
Acciona S.A.                              160          34,782
DRUGS & PHARMACEUTICALS 0.2%
FAES FARMA S.A.                         1,600          40,817
LAND & WATER TRANSPORTATION 0.2%
Cintra Concesiones de
  Infraestructuras de Transporte
  S.A.                                  2,000          37,588
METAL PRODUCTS & MACHINERY 0.3%
Gamesa Corp. Tecnologica S.A.           1,800          65,544
REAL ESTATE DEVELOPMENT 0.2%
Grupo Inmocaral S.A. *                  6,000          41,677
                                                   --------------
                                                      317,038
SWEDEN 1.1%
-----------------------------------------------------------------
METAL PRODUCTS & MACHINERY 0.4%
Atlas Copco AB                          1,800          59,835
Sandvik AB                              1,400          24,933
                                                   --------------
                                                       84,768
MISCELLANEOUS FINANCE 0.4%
OMX AB                                  1,600          33,343
Skandinaviska Enskilda Banken AB,
  (SEB) Series A                        1,600          51,246
                                                   --------------
                                                       84,589
PUBLISHING, BROADCASTING & CINEMA 0.3%
Modern Times Group AB, Class B *        1,000          58,398
                                                   --------------
                                                      227,755
SWITZERLAND 2.0%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.2%
Vontobel Holding AG                       600          30,867
DRUGS & PHARMACEUTICALS 0.2%
Actelion Ltd. -- Reg'd *                  200          46,613
INFORMATION & SERVICES 0.2%
SGS S.A. -- Reg'd                          40          47,884
INSTRUMENTS 1.0%
Nobel Biocare Holding AG                  180          65,656
Phonak Holding AG                         600          46,066
Straumann Holding AG                      140          40,150
Synthes, Inc.                             400          49,527
                                                   --------------
                                                      201,399
LAND & WATER TRANSPORTATION 0.2%
Kuehne & Nagel International AG --
  Reg'd                                   506          41,572
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.2%
Logitech International S.A. *           1,400          39,036
                                                   --------------
                                                      407,371
UNITED KINGDOM 6.6%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.5%
Cadbury Schweppes plc                   5,400          69,405
Premier Foods plc                       4,500          25,841
                                                   --------------
                                                       95,246

                                                            See financial notes.
 110  Laudus Funds Annual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
AUTOS 0.1%
Tomkins plc                             4,200          22,053
BANKS & CREDIT INSTITUTIONS 0.6%
Alliance & Leicester plc                2,000          44,587
Northern Rock plc                       2,400          54,252
Standard Chartered plc                  1,027          29,668
                                                   --------------
                                                      128,507
CONSTRUCTION & HOMEBUILDING 0.7%
Barratt Developments plc                  670          14,551
Bellway plc                               975          30,545
Bovis Homes Group plc                   1,000          22,696
Persimmon plc                           1,600          44,316
Redrow plc                              2,025          25,981
                                                   --------------
                                                      138,089
ELECTRIC UTILITIES 0.5%
Drax Group plc                          2,240          34,656
National Grid plc                       4,200          66,279
                                                   --------------
                                                      100,935
FINANCIAL INVESTMENTS 0.1%
Burberry Group plc                      2,400          30,852
FOREST PRODUCTS & PAPER 0.2%
Bunzl plc                               2,666          37,779
INFORMATION & SERVICES 1.4%
Hays                                   12,000          36,985
Homeserve plc                             600          21,054
Intertek Group plc                      2,100          37,502
Michael Page International plc          3,000          31,658
Regus Group plc *                      15,000          43,827
Rentokil Initial plc                    9,000          28,946
Reuters Group plc                       5,365          49,302
Serco Group plc                         3,634          32,871
                                                   --------------
                                                      282,145
INSTRUMENTS 0.0%
Smith & Nephew plc                        180           2,291
IT HARDWARE 0.2%
ARM Holdings plc                       15,000          39,536
LAND & WATER TRANSPORTATION 0.4%
Forth Ports plc                           300          12,242
Go-Ahead Group plc                        600          30,110
Stagecoach Group plc                    9,000          31,830
                                                   --------------
                                                       74,182
METAL PRODUCTS & MACHINERY 0.2%
Rexam plc                               3,000          32,535
OIL & COAL RESOURCES 0.8%
BG Group plc                            4,970          71,693
Burren Energy plc                       1,400          21,971
Cairn Energy plc *                        975          29,886
Cairn Energy plc, Shares B *            1,200           7,084
Sibir Energy plc *                      2,200          20,448
Soco International plc *                  800          24,568
                                                   --------------
                                                      175,650
OIL DRILLING & SERVICES 0.0%
Petrofac Ltd.                           1,000           8,684

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
PUBLISHING, BROADCASTING & CINEMA 0.4%
Pearson plc                             3,059          52,629
United Business Media plc               2,200          34,335
                                                   --------------
                                                       86,964
RESTAURANTS, HOTELS & THEATERS 0.3%
InterContinental Hotels Group plc       1,400          34,610
Ladbrokes plc                           3,553          28,259
                                                   --------------
                                                       62,869
WHOLESALE 0.2%
Electrocomponents plc                   4,000          22,722
Premier Farnell plc                     5,400          21,726
                                                   --------------
                                                       44,448
                                                   --------------
                                                    1,362,765
UNITED STATES 47.5%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 1.4%
Cuisine Solutions, Inc. *                 300           2,166
The Coca-Cola Co.                         500          24,000
The Hershey Co.                         1,200          65,592
Wm. Wrigley Jr. Co.                     3,875         197,354
                                                   --------------
                                                      289,112
AIRLINES 0.3%
Southwest Airlines Co.                  4,300          63,210
AUTOS 0.9%
Ford Motor Co.                         18,900         149,121
Oshkosh Truck Corp.                       300          15,900
Tenneco, Inc. *                           700          17,822
                                                   --------------
                                                      182,843
BANKS & CREDIT INSTITUTIONS 1.7%
American Express Co.                    1,500          84,600
Commerce Bancorp, Inc.                  1,300          43,394
Fifth Third Bancorp                     2,400          92,856
Sovereign Bancorp, Inc.                 2,500          63,600
Washington Mutual, Inc.                 1,764          71,230
                                                   --------------
                                                      355,680
BASIC MINERALS & METALS 0.4%
Dynamic Materials Corp. *                 300           9,816
Meridian Gold, Inc. *                   1,000          25,530
Newmont Mining Corp.                    1,000          41,990
                                                   --------------
                                                       77,336
BEER, LIQUOR, & TOBACCO 0.2%
Brown-Forman Corp., Class B               700          45,892
BIOTECHNOLOGY 2.0%
Alexion Pharmaceuticals, Inc. *           500          21,620
Altus Pharmaceuticals, Inc. *             300           4,566
Amgen, Inc. *                           2,700         150,876
CV Therapeutics, Inc. *                   900           7,083
Encysive Pharmaceuticals, Inc. *          900           2,439
Gen-Probe, Inc. *                         600          28,248
Genentech, Inc. *                       1,900         156,028
Keryx Biopharmaceuticals, Inc. *          700           7,364
Vertex Pharmaceuticals, Inc. *          1,178          33,031
                                                   --------------
                                                      411,255
CHEMICALS & RUBBER 0.2%
ADA-ES, Inc. *                            200           2,750
American Vanguard Corp.                   500           8,545

See financial notes.
                                                Laudus Funds Annual Report   111

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
BioSphere Medical, Inc. *                 300           2,208
Hexcel Corp. *                          1,100          21,835
NewMarket Corp.                           300          12,201
The Dow Chemical Co.                       60           2,752
                                                   --------------
                                                       50,291
COMMUNICATIONS UTILITIES 1.9%
A.D.A.M., Inc. *                          200           1,272
Sohu.com, Inc. *                          500          10,715
Yahoo! Inc. *                          12,000         375,480
                                                   --------------
                                                      387,467
CONSTRUCTION & HOMEBUILDING 1.1%
D.R. Horton, Inc.                       1,980          43,560
Fluor Corp.                               200          17,944
Jacobs Engineering Group, Inc. *          800          37,320
Lennar Corp., Class A                   1,400          59,094
Pike Electric Corp. *                     600          10,848
Pulte Homes, Inc.                       2,120          56,095
                                                   --------------
                                                      224,861
CONSUMER DURABLES 0.3%
Fleetwood Enterprises, Inc. *           1,100           8,701
Harman International Industries,
  Inc.                                    500          48,040
                                                   --------------
                                                       56,741
DRUGS & PHARMACEUTICALS 1.4%
Abbott Laboratories                     1,400          78,120
Alkermes, Inc. *                        1,200          18,528
Allergan, Inc.                            100          11,082
Amylin Pharmaceuticals, Inc. *            300          11,208
Barr Pharmaceuticals, Inc. *              700          32,445
Barrier Therapeutics, Inc. *              400           2,760
Cerus Corp. *                             500           3,375
DUSA Pharmaceuticals, Inc. *              400           1,432
Enzon Pharmaceuticals, Inc. *             700           5,705
Forest Laboratories, Inc. *             1,700          87,448
Lannett Co., Inc. *                       500           2,575
Metabasis Therapeutics, Inc. *            100             735
Neurogen Corp. *                          600           3,900
NPS Pharmaceuticals, Inc. *               700           2,373
Rigel Pharmaceuticals, Inc. *             400           4,344
ZymoGenetics, Inc. *                      800          12,448
                                                   --------------
                                                      278,478
ELECTRIC UTILITIES 1.3%
Dominion Resources, Inc.                  740          65,690
Duke Energy Corp.                       5,600         113,624
TXU Corp.                               1,500          96,150
                                                   --------------
                                                      275,464
FINANCIAL INVESTMENTS 0.1%
Williams Scotsman International,
  Inc. *                                  700          13,762
Winmark Corp. *                           195           3,900
                                                   --------------
                                                       17,662
FOREST PRODUCTS & PAPER 0.6%
3M Co.                                  1,400         107,002
Caraustar Industries, Inc. *              500           3,140
Deltic Timber Corp.                       200           9,592
                                                   --------------
                                                      119,734

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
FURNITURE & HOUSEHOLD ITEMS 1.3%
Cooper Industries Ltd., Class A           700          31,493
HNI Corp.                                 400          18,372
Newell Rubbermaid, Inc.                 1,746          54,283
Omnova Solutions, Inc. *                  700           3,822
The Procter & Gamble Co.                2,450         154,742
                                                   --------------
                                                      262,712
GAS & OTHER PUBLIC UTILITIES 0.2%
Casella Waste Systems, Inc., Class
  A *                                     500           4,880
Republic Services, Inc.                 1,200          33,384
                                                   --------------
                                                       38,264
GOVERNMENT AIRCRAFT & DEFENSE 0.5%
GenCorp, Inc. *                           900          12,456
LaBarge, Inc. *                           250           3,250
Textron, Inc.                             700          62,860
The Allied Defense Group, Inc. *          300           2,565
United Industrial Corp.                   200          11,040
                                                   --------------
                                                       92,171
HEALTH CARE & HOSPITAL 0.6%
Coventry Health Care, Inc. *              900          50,445
DaVita, Inc. *                            100           5,332
Quest Diagnostics, Inc.                 1,200          59,844
Tenet Healthcare Corp. *                1,300           8,359
VistaCare, Inc., Class A *                300           2,610
                                                   --------------
                                                      126,590
INFORMATION & SERVICES 1.0%
Administaff, Inc.                         500          17,600
Arena Pharmaceuticals, Inc. *             800           8,688
BearingPoint, Inc. *                    2,400          18,384
deCODE genetics, Inc. *                   900           3,285
Devcon International Corp. *              200             980
Euronet Worldwide, Inc. *                 600          16,116
Exelixis, Inc. *                        1,500          14,910
Global Cash Access Holdings, Inc. *     1,200          20,028
Michael Baker Corp. *                     100           2,430
Paychex, Inc.                           1,800          68,166
The Corporate Executive Board Co.         400          30,384
Universal Technical Institute, Inc.
  *                                       500          11,540
                                                   --------------
                                                      212,511
INSTRUMENTS 1.3%
AngioDynamics, Inc. *                     300           5,067
Boston Scientific Corp. *                 600           8,724
Daxor Corp. *                             200           2,650
Ixia *                                  1,100          10,230
Measurement Specialties, Inc. *           400           9,024
Medtronic, Inc.                         1,500          73,590
OraSure Technologies, Inc. *              700           5,145
Quidel Corp. *                            400           4,800
Regeneration Technologies, Inc. *         400           2,900
Somanetics Corp. *                        358           7,138
St. Jude Medical, Inc. *                3,400         127,874
Tektronix, Inc.                           300           8,448
Varian Medical Systems, Inc. *            210          10,015
                                                   --------------
                                                      275,605

                                                            See financial notes.
 112  Laudus Funds Annual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
INSURANCE 0.6%
Brown & Brown, Inc.                     1,300          35,165
The Progressive Corp.                   4,070          88,807
                                                   --------------
                                                      123,972
INTEGRATED OIL COMPANIES 0.1%
ConocoPhillips                            400          27,340
IT HARDWARE 6.5%
Advanced Micro Devices, Inc. *          2,600          33,956
Altera Corp. *                          3,300          65,967
Broadcom Corp., Class A *               4,100         131,487
Comverse Technology, Inc. *             1,500          32,025
HI/FN, Inc. *                             300           1,821
Intel Corp.                            19,760         378,009
Intervoice, Inc. *                        500           3,320
Kulicke and Soffa Industries, Inc.
  *                                     1,000           9,250
Linear Technology Corp.                 4,700         148,473
Maxim Integrated Products, Inc.         4,000         117,600
Microchip Technology, Inc.                120           4,263
Microsemi Corp. *                       1,000          20,810
National Semiconductor Corp.            2,000          48,280
Power-One, Inc. *                       1,300           7,436
Powerwave Technologies, Inc. *            100             569
QUALCOMM, Inc.                          7,400         315,684
Rackable Systems, Inc. *                  500           8,485
Texas Instruments, Inc.                   600          18,060
Video Display Corp. *                     300           2,397
Virage Logic Corp. *                      400           2,908
                                                   --------------
                                                    1,350,800
LAND & WATER TRANSPORTATION 1.8%
C.H. Robinson Worldwide, Inc.             900          42,975
Heartland Express, Inc.                 1,400          22,232
Landstar Systems, Inc.                    200           9,168
Sirva, Inc. *                           1,100           3,927
United Parcel Service, Inc., Class
  B                                     4,250         297,925
                                                   --------------
                                                      376,227
MAINFRAME & MINICOMPUTERS 1.5%
Dell, Inc. *                           13,400         311,014
METAL PRODUCTS & MACHINERY 1.2%
Actuant Corp., Class A                    400          20,324
Blount International, Inc. *              100           1,245
Dover Corp.                               500          24,405
ITT Corp.                               1,000          60,320
Joy Global, Inc.                          800          34,320
Rockwell Automation, Inc.               1,000          59,870
Shiloh Industries, Inc. *                 300           3,384
Zebra Technologies Corp., Class A *       900          34,749
                                                   --------------
                                                      238,617
MISCELLANEOUS FINANCE 1.5%
E*TRADE Financial Corp. *               6,500         137,930
First Albany Cos., Inc. *                 300             480
GAMCO Investors, Inc., Class A            200           8,666
Legg Mason, Inc.                        1,400         131,894
Nasdaq Stock Market, Inc. *             1,000          29,410
                                                   --------------
                                                      308,380
OIL & COAL RESOURCES 1.3%
Clayton Williams Energy, Inc. *           300           8,511
Energy Partners, Ltd. *                   500           9,075
EOG Resources, Inc.                       410          29,250

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Foundation Coal Holdings, Inc.            200           6,868
Massey Energy Co.                       1,100          26,389
Plains Exploration & Production Co.
  *                                       700          31,598
Southwestern Energy Co. *               1,200          49,176
Ultra Petroleum Corp. *                 2,140         113,698
                                                   --------------
                                                      274,565
OIL DISTRIBUTION 0.1%
Cheniere Energy, Inc. *                   800          24,920
OIL DRILLING & SERVICES 0.0%
TGC Industries, Inc. *                    300           2,583
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.5%
Eastman Kodak Co.                       1,470          33,163
Intermec, Inc. *                        1,000          22,340
SanDisk Corp. *                         1,200          52,560
                                                   --------------
                                                      108,063
PUBLISHING, BROADCASTING & CINEMA 0.6%
John Wiley & Sons, Inc., Class A          700          26,432
Outdoor Channel Holdings, Inc. *          500           5,110
Sun-Times Media Group, Inc., Class
  A                                     1,200           5,952
The Interpublic Group of Cos., Inc.
  *                                     1,200          14,772
Viacom, Inc., Class B *                 1,200          49,332
XM Satellite Radio Holdings, Inc.,
  Class A *                             1,900          24,548
                                                   --------------
                                                      126,146
REAL ESTATE INVESTMENT TRUSTS 1.6%
Boston Properties, Inc.                   700          82,180
Equity Residential                      2,900         139,867
Plum Creek Timber Co., Inc.             2,000          78,840
Regency Centers Corp.                     325          27,154
                                                   --------------
                                                      328,041
RESTAURANTS, HOTELS & THEATERS 0.7%
Boyd Gaming Corp.                         700          33,348
Darden Restaurants, Inc.                  100           4,119
Isle of Capri Casinos, Inc. *             500          12,810
Maui Land & Pineapple Co, Inc. *          200           7,230
Max & Erma's Restaurants, Inc. *          200           1,800
MoneyGram International, Inc.             980          27,205
Nevada Gold & Casinos, Inc. *             400             804
Pinnacle Entertainment, Inc. *            600          17,442
Scientific Games, Class A *               700          22,981
Texas Roadhouse, Inc., Class A *        1,000          14,250
                                                   --------------
                                                      141,989
RETAIL 4.6%
Amazon.com, Inc. *                      4,200         167,118
Barnes & Noble, Inc.                      700          27,615
Bed, Bath & Beyond, Inc. *              1,400          56,238
Coldwater Creek, Inc. *                 1,100          22,308
eBay, Inc. *                           10,500         348,075
Fastenal Co.                            1,000          35,050
Gaiam, Inc., Class A *                    100           1,574
Office Depot, Inc. *                      900          31,626
PetMed Express, Inc. *                    400           4,740
Shoe Pavilion, Inc. *                     300           1,860
The Gap, Inc.                           4,000          68,840
The Home Depot, Inc.                    2,410          88,543
The Pantry, Inc. *                        400          18,088
Tiffany & Co.                             140           6,367

See financial notes.
                                                Laudus Funds Annual Report   113

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Walgreen Co.                            1,600          73,424
Whole Foods Market, Inc.                   90           4,037
                                                   --------------
                                                      955,503
SOAPS & COSMETICS 0.4%
Johnson & Johnson                       1,500          90,390
SOFTWARE 4.8%
Adept Technology, Inc. *                  200           1,550
Adobe Systems, Inc. *                   3,100         129,270
Aptimus, Inc. *                           200             680
Autobytel, Inc. *                         700           2,478
Autodesk, Inc. *                        2,600          97,760
Automatic Data Processing, Inc.         1,200          58,080
CACI International, Inc., Class A *       500          23,430
Citrix Systems, Inc. *                    200           6,406
Concur Technologies, Inc. *               600          10,476
Electronic Arts, Inc. *                 2,900         146,044
First Data Corp.                        4,100         110,290
Innotrac Corp. *                          300             807
Lionbridge Technologies, Inc. *         1,000           5,090
Logility, Inc. *                          100             814
Mediware Information Systems *            300           2,718
Microsoft Corp.                         9,600         267,552
MSC.Software Corp. *                      700           9,625
National Instruments Corp.              1,000          26,230
NAVTEQ Corp. *                            900          31,050
PLATO Learning, Inc. *                    100             420

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Q-Med, Inc. *                             410           1,816
Radiant Systems, Inc. *                   500           6,515
Red Hat, Inc. *                           480          11,007
Verisign, Inc. *                        1,600          40,192
Websense Inc *                            200           4,598
                                                   --------------
                                                      994,898
TEXTILES & APPAREL 0.4%
Cintas Corp.                            1,000          36,100
K-Swiss, Inc., Class A                    600          16,212
The Timberland Co., Class A *             800          20,824
                                                   --------------
                                                       73,136
WHOLESALE 0.6%
Brightpoint, Inc. *                       380           4,347
Express Scripts, Inc. *                   900          72,648
H&E Equipment Services, Inc. *            500          10,750
Pomeroy IT Solutions, Inc. *              100             902
WESCO International, Inc. *               500          31,390
                                                   --------------
                                                      120,037
                                                   --------------
                                                    9,820,500
                                                   --------------
TOTAL SHORT SALES (PROCEEDS $18,939,163)           19,721,130
--------------------------------------------------------------------------------
END OF SHORT SALE POSITIONS.

*  Non-income producing security.

(b) Fair-valued by Management.

                                                            See financial notes.
 114  Laudus Funds Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS as of March 31, 2007

                                    COST/PROCEEDS       VALUE
HOLDINGS BY CATEGORY                     ($)             ($)
-----------------------------------------------------------------
 93.0%     COMMON STOCK              247,794,675      302,181,168
  5.6%     SHORT-TERM INVESTMENT      18,114,959       18,114,959
-----------------------------------------------------------------
 98.6%     TOTAL INVESTMENTS         265,909,634      320,296,127
(93.5)%    SHORT SALES              (305,578,183)    (303,890,759)
 93.3%     DEPOSITS WITH BROKER
           AND CUSTODIAN BANK FOR
           SECURITIES SOLD SHORT     303,267,401      303,267,401
  1.6%     OTHER ASSETS AND
           LIABILITIES                                  5,322,345
-----------------------------------------------------------------
100.0%     NET ASSETS                                 324,995,114

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
COMMON STOCK (A) 93.0% OF NET ASSETS
AGRICULTURE, FOOD & BEVERAGE 1.6%
-----------------------------------------------------------------
Corn Products International,
  Inc.                                 33,730       1,200,451
Flowers Foods, Inc.                     2,745          82,817
J & J Snack Foods Corp.                 4,390         173,361
Monterey Gourmet Foods, Inc. *         12,820          54,870
National Beverage Corp. *               5,840         102,433
Omega Protein Corp. *                  12,520          87,390
Penford Corp.                           2,796          56,311
Ralcorp Holdings, Inc. *               23,140       1,487,902
Seaboard Corp.                            400         904,000
Seneca Foods Corp., Class B *           3,200          89,792
Tasty Baking Co.                        8,210          71,673
The Pepsi Bottling Group, Inc.         16,480         525,547
The Topps Co., Inc.                    34,942         339,636
                                                  ---------------
                                                    5,176,183
AIRLINES 1.0%
-----------------------------------------------------------------
ABX Air, Inc. *                         1,250           8,562
Air Methods Corp. *                       840          20,177
AirNet Systems, Inc. *                  2,060           6,613
Alaska Air Group, Inc. *               36,170       1,378,077
Mesa Air Group, Inc. *                 35,200         265,056
Republic Airways Holdings, Inc.
  *                                    13,700         314,552
SkyWest, Inc.                          49,547       1,329,346
                                                  ---------------
                                                    3,322,383
AUTOS 0.5%
-----------------------------------------------------------------
Aftermarket Technology Corp. *         19,792         480,550
Autoliv, Inc.                          18,140       1,035,975
Noble International, Ltd.                 626          10,504
Spartan Motors, Inc.                    7,173         166,485
Supreme Industries, Inc., Class
  A                                    12,630          73,886
                                                  ---------------
                                                    1,767,400
BANKS & CREDIT INSTITUTIONS 3.0%
-----------------------------------------------------------------
1st Constitution Bancorp *                169           3,061
1st Independence Financial
  Group, Inc.                              60           1,015
1st Source Corp.                        3,783          99,001
Advanta Corp., Class A                  5,524         221,402
Advanta Corp., Class B                  1,987          87,110
American Community Bancshares,
  Inc.                                  4,740          53,562
American National Bankshares,
  Inc.                                  4,800         109,872
Ameris Bancorp                          2,735          66,953

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
ASTA Funding, Inc.                      7,914         341,727
Banco Latinoamericano de
  Exportaciones, S.A., Class E          5,020          83,533
BankUnited Financial Corp.,
  Class A                               2,349          49,822
Berkshire Hills Bancorp, Inc.             150           5,047
Beverly Hills Bancorp, Inc.            20,750         157,700
BNCCorp, Inc. *                           498           8,192
BOE Financial Services of
  Virginia, Inc.                          455          14,223
Britton & Koontz Capital Corp.            200           3,800
C&F Financial Corp.                       130           5,713
Cadence Financial Corp.                    56           1,120
Carver Bancorp, Inc.                      400           6,700
Central Bancorp, Inc.                     450          13,702
Centrue Financial Corp.                 1,630          31,573
CFS Bancorp, Inc.                       1,865          27,956
Citizens First Bancorp, Inc.              329           7,495
Codorus Valley Bancorp, Inc.            2,559          48,698
Community Bank Shares of
  Indiana, Inc.                         2,209          47,991
Community Capital Corp.                   480           9,694
Community Financial Corp.               3,600          43,704
Community Shores Bank Corp. *              10             124
Community West Bancshares                 808          12,783
CompuCredit Corp. *                     6,786         211,859
Consumer Portfolio Services,
  Inc. *                               20,872         128,363
Corus Bankshares, Inc.                 17,485         298,294
Cowlitz Bancorp *                         100           1,700
Delta Financial Corp.                  15,150         125,290
Dollar Financial Corp. *               12,650         320,045
Downey Financial Corp.                    330          21,298
ECB Bancorp, Inc.                       3,162         105,927
Exchange National Bancshares,
  Inc.                                    420          15,204
Farmers Capital Bank Corp.                240           7,051
Federal Agricultural Mortgage
  Corp., Class C                        7,430         202,096
Fidelity Southern Corp.                   510           9,710
First Bancshares, Inc. *                  200           3,375
First BancTrust Corp.                     400           4,732
First Capital, Inc.                     1,632          29,343
First Charter Corp.                       240           5,160
First Citizens BancShares, Inc.,
  Class A                               1,650         331,650
First Defiance Financial Corp.          2,068          59,352
First Federal Bancshares of
  Arkansas, Inc.                           40             946
First Federal Bankshares, Inc.            100           2,145
First Financial Service Corp.             110           3,156
First Indiana Corp.                    13,300         290,605
First Keystone Finl, Inc. *               220           4,334
First M&F Corp.                            42             773
First Mariner Bancorp, Inc. *           3,091          46,983
First Merchants Corp.                     211           5,005
First Niles Financial, Inc.                99           1,183
First Place Financial Corp.             4,915         105,427
First United Corp.                      2,375          53,437
First West Virginia Bancorp,
  Inc.                                     10             203
FNB Corp. of North Carolina             5,020          84,085
FNB Corp. of Virginia                     100           3,583

See financial notes.
                                                Laudus Funds Annual Report   115

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
FNB Financial Services Corp.            7,102         108,874
Franklin Bank Corp. *                  21,424         382,847
GB&T Bancshares, Inc.                     490           8,884
Great Pee Dee Bancorp, Inc.                 1              15
Great Southern Bancorp, Inc.           10,445         305,830
Greene County Bancshares, Inc.            100           3,391
Guaranty Federal Bancshares,
  Inc.                                    190           5,567
Habersham Bancorp, Inc.                 1,250          28,687
HF Financial Corp.                        770          14,052
Hopfed Bancorp, Inc.                       60             958
Horizon Bancorp                         2,800          75,348
Intervest Bancshares Corp. *            5,600         160,720
Irwin Financial Corp.                   5,030          93,759
ITLA Capital Corp.                      4,800         249,696
Lakeland Financial Corp.                  200           4,540
Leesport Financial Corp.                4,662         100,792
Lincoln Bancorp                             8             152
LSB Financial Corp.                     1,504          39,766
Macatawa Bank Corp.                       280           5,152
MASSBANK Corp.                            400          13,120
Meta Financial Group, Inc.              1,100          34,650
MFB Corp.                                 600          20,160
MidWestOne Financial Group,
  Inc.                                  3,100          54,157
MutualFirst Financial, Inc.             2,810          55,301
National Bankshares, Inc.                 999          23,686
NBT Bancorp, Inc.                       6,219         145,711
North Central Bancshares, Inc.          1,867          74,848
North Valley Bancorp                    2,800          70,364
Northeast Bancorp                         270           5,036
Northrim BanCorp, Inc.                  1,050          31,027
Northway Financial, Inc.                  400          13,058
OceanFirst Financial Corp.              4,544          78,838
Pacific Premier Bancorp, Inc. *           400           4,320
Parke Bancorp, Inc.                     2,223          40,859
Parkvale Financial Corp.                  630          18,402
Pinnacle Bancshares, Inc.                 100           1,511
Provident Community Bancshares,
  Inc.                                     50           1,043
Provident Financial Holdings,
  Inc.                                  3,189          87,761
Renasant Corp.                              1              12
Republic First Bancorp, Inc. *          6,385          82,239
River Valley Bancorp                      393           7,015
Security Bank Corp.                    16,214         326,550
Shore Financial Corp.                      30             420
Simmons First National Corp.,
  Class A                               2,754          82,813
South Street Financial Corp.              100             855
Southern Missouri Bancorp, Inc.           130           2,009
Southwest Bancorp, Inc.                 5,700         146,433
Sterling Financial Corp.                1,670          52,087
Superior Bancorp *                      9,910         107,028
Synovus Financial Corp.                 5,500         177,870
TF Financial Corp.                      2,540          77,470
The First Marblehead Corp.             21,370         959,299
The Washington Savings Bank,
  F.S.B.                                6,400          54,400
TierOne Corp.                          16,946         458,220
Tower Financial Corp.                     300           5,052

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
United Bancshares, Inc.                    10             162
United Community Financial
  Corp.                                 6,933          76,610
United Security Bancshares,
  Inc.                                  4,819         141,823
Unity Bancorp, Inc.                     2,710          32,141
Vineyard National Bancorp Co.           9,700         223,488
Wainwright Bank & Trust Co.             4,841          61,868
Willow Financial Bancorp, Inc.            367           4,734
WSFS Financial Corp.                    4,300         277,264
                                                  ---------------
                                                    9,766,331
BASIC MINERALS & METALS 4.0%
-----------------------------------------------------------------
Allegheny Technologies, Inc.           33,000       3,520,770
Chaparral Steel Co.                       840          48,863
Cleveland-Cliffs, Inc.                  5,480         350,775
CommScope, Inc. *                         410          17,589
Freeport-McMoran Copper & Gold,
  Inc., Class B                         8,280         548,053
Friedman Industries, Inc.               2,180          20,143
Precision Castparts Corp.              16,293       1,695,287
Southern Copper Corp.                  29,740       2,131,168
Steel Dynamics, Inc.                      380          16,416
Superior Essex, Inc. *                  3,057         105,986
Synalloy Corp.                          2,600          72,592
United States Steel Corp.              42,920       4,256,376
Universal Stainless & Alloy
  Products, Inc. *                      1,399          66,411
                                                  ---------------
                                                   12,850,429
BEER, LIQUOR, & TOBACCO 0.1%
-----------------------------------------------------------------
MGP Ingredients, Inc.                   1,130          23,018
The Boston Beer Co., Inc. *             5,200         173,420
                                                  ---------------
                                                      196,438
BIOTECHNOLOGY 1.6%
-----------------------------------------------------------------
Anika Therapeutics, Inc. *              9,563         118,103
Applera Corp. -- Celera Group *        59,588         846,150
Celgene Corp. *                        73,438       3,852,558
Digene Corp. *                          4,700         199,327
Harvard Bioscience, Inc. *             30,270         145,901
                                                  ---------------
                                                    5,162,039
CELLULAR & WIRELESS 1.2%
-----------------------------------------------------------------
NII Holdings, Inc. *                   52,837       3,919,449
USA Mobility, Inc. *                    4,280          85,300
                                                  ---------------
                                                    4,004,749
CHEMICALS & RUBBER 2.7%
-----------------------------------------------------------------
A. Schulman, Inc.                      11,742         276,642
Bairnco Corp.                           2,660          35,777
CF Industries Holdings, Inc.            8,050         310,327
FMC Corp.                              29,780       2,246,305
Hercules, Inc. *                       98,914       1,932,780
Innospec, Inc.                         10,400         599,456
Pioneer Cos., Inc. *                      190           5,252
Stepan Co.                              1,700          44,625
The Sherwin-Williams Co.               51,800       3,420,872
                                                  ---------------
                                                    8,872,036

                                                            See financial notes.
 116  Laudus Funds Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
COMMERCIAL AIRCRAFT & COMPONENTS 0.1%
-----------------------------------------------------------------
Ducommun, Inc. *                        5,410         139,199
Triumph Group, Inc.                     3,240         179,302
                                                  ---------------
                                                      318,501
COMMUNICATIONS UTILITIES 1.2%
-----------------------------------------------------------------
Atlantic Tele-Network, Inc.             7,150         186,830
CT Communications, Inc.                14,797         356,608
D&E Communications, Inc.               13,095         174,425
Gilat Satellite Networks Ltd. *        32,999         272,242
Golden Telecom, Inc.                   10,134         561,221
HickoryTech Corp.                       1,740          12,058
Mediacom Communications Corp.,
  Class A *                            55,000         447,700
PAETEC Holding Corp. *                  1,003          10,511
Playboy Enterprises, Inc., Class
  A *                                  20,310         205,131
Premiere Global Services, Inc. *       69,900         784,278
United Online, Inc.                    57,106         801,197
                                                  ---------------
                                                    3,812,201
CONSTRUCTION & HOMEBUILDING 1.1%
-----------------------------------------------------------------
Comfort Systems USA, Inc.              39,250         470,215
Granite Construction, Inc.             19,331       1,068,231
Horizon Offshore, Inc. *                1,840          26,606
Infrasource Services, Inc. *           11,950         364,833
Insituform Technologies, Inc.,
  Class A *                            24,802         515,634
Meadow Valley Corp. *                   3,780          48,989
Palm Harbor Homes, Inc. *               7,620         109,271
Perini Corp. *                         17,200         633,992
Skyline Corp.                           6,700         226,058
U.S. Home Systems, Inc. *                 420           5,355
                                                  ---------------
                                                    3,469,184
CONSTRUCTION MATERIALS 0.1%
-----------------------------------------------------------------
Ameron International Corp.              1,500          98,790
Continental Materials Corp. *             800          22,840
Martin Marietta Materials, Inc.           210          28,392
MDU Resources Group, Inc.               2,000          57,480
Oil-Dri Corp. of America                2,050          34,235
Patrick Industries, Inc. *              1,880          22,541
Rock of Ages Corp. *                    1,170           5,757
U.S. Concrete, Inc. *                     360           2,815
United States Lime & Minerals,
  Inc. *                                  100           3,076
Vulcan Materials Co.                    1,000         116,480
                                                  ---------------
                                                      392,406
CONSUMER DURABLES 0.2%
-----------------------------------------------------------------
Arctic Cat, Inc.                       13,900         270,911
Universal Electronics, Inc. *          10,789         300,582
Whirlpool Corp.                           100           8,491
                                                  ---------------
                                                      579,984
DRUGS & PHARMACEUTICALS 1.8%
-----------------------------------------------------------------
Dade Behring Holdings, Inc.             1,850          81,123
Geopharma, Inc. *                       3,530          15,532
King Pharmaceuticals, Inc. *          135,250       2,660,367
Natural Alternative
  International, Inc. *                   520           4,170
NBTY, Inc. *                           38,430       2,038,327

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Nutraceutical International
  Corp. *                              11,800         194,700
Perrigo Co.                            35,225         622,073
Schiff Nutrition International,
  Inc. *                                8,650          59,426
Sciele Pharma, Inc. *                  12,314         291,596
Theragenics Corp. *                     1,480           9,265
                                                  ---------------
                                                    5,976,579
ELECTRIC UTILITIES 1.5%
-----------------------------------------------------------------
Alliant Energy Corp.                    2,300         103,086
Central Vermont Public Service
  Corp.                                   200           5,764
CH Energy Group, Inc.                     900          43,821
Northeast Utilities                    66,293       2,172,421
OGE Energy Corp.                          100           3,880
Pinnacle West Capital Corp.            23,500       1,133,875
Portland General Electric Co.           1,500          43,800
Puget Energy, Inc.                        510          13,097
Unisource Energy Corp.                  1,740          65,337
Unitil Corp.                            1,100          29,887
Westar Energy, Inc.                    41,500       1,142,080
                                                  ---------------
                                                    4,757,048
FINANCIAL INVESTMENTS 1.4%
-----------------------------------------------------------------
Aaron Rents, Inc.                       8,890         235,052
Ampal-American Israel Corp.,
  Class A *                             1,860           8,165
California First National
  Bancorp                               3,243          42,645
Electro Rent Corp. *                    4,474          64,426
Enstar Group Ltd. *                       130          12,823
ePlus, Inc. *                           3,652          38,894
Jackson Hewitt Tax Service,
  Inc.                                 18,034         580,334
KMG America Corp. *                    22,520         104,268
Macrovision Corp. *                    15,892         398,095
PICO Holdings, Inc. *                   6,277         268,091
SRS Labs, Inc. *                        4,120          57,392
Trinity Industries, Inc.               57,330       2,403,273
United Rentals, Inc. *                  7,752         213,180
UTEK Corp.                              2,750          36,300
Willis Lease Finance Corp. *            6,630          68,355
                                                  ---------------
                                                    4,531,293
FOREST PRODUCTS & PAPER 0.1%
-----------------------------------------------------------------
CSS Industries, Inc.                      390          14,617
Lydall, Inc. *                         14,960         237,715
Nashua Corp. *                            220           1,958
Packaging Corp. of America              2,200          53,680
                                                  ---------------
                                                      307,970
FURNITURE & HOUSEHOLD ITEMS 1.7%
-----------------------------------------------------------------
A.T. Cross Co., Class A *                 300           2,640
Acuity Brands, Inc.                       200          10,888
AEP Industries, Inc. *                  4,064         174,752
American Biltrite, Inc. *               1,940          18,061
AZZ, Inc. *                             4,380         183,960
Bassett Furniture Industries,
  Inc.                                  4,350          64,032
Channell Commercial Corp. *             6,023          23,972
Chase Corp.                             1,600          52,016
Chromcraft Revington, Inc. *            6,140          59,067
Communications Systems, Inc.            4,200          43,596
Craftmade International, Inc.             410           6,187
GameTech International, Inc. *          1,160          14,175

See financial notes.
                                                Laudus Funds Annual Report   117

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Genlyte Group, Inc. *                   3,190         225,054
Herman Miller, Inc.                    19,438         650,979
Hooker Furniture Corp.                  3,279          65,744
JAKKS Pacific, Inc. *                  16,891         403,695
K2, Inc. *                             42,600         515,034
La-Z-Boy, Inc.                         44,600         552,148
Mity Enterprises, Inc. *                  564          10,772
Movado Group, Inc.                     15,420         454,119
National Presto Industries,
  Inc.                                  1,320          81,365
Preformed Line Products Co.               500          18,495
RC2 Corp. *                             3,590         145,000
Steelcase, Inc., Class A               74,100       1,473,849
Thomas & Betts Corp. *                  4,154         202,798
Tredegar Corp.                            860          19,599
Virco Manufacturing Corp. *             1,310           8,843
                                                  ---------------
                                                    5,480,840
GAS & OTHER PUBLIC UTILITIES 0.4%
-----------------------------------------------------------------
Artesian Resources Corp., Class
  A                                       645          13,287
Florida Public Utilities Co.            1,800          22,320
Industrial Services of America,
  Inc. *                                  770           5,120
Middlesex Water Co.                       590          10,850
Nicor, Inc.                             9,330         451,759
SJW Corp.                               8,380         339,222
Waste Industries USA, Inc.              5,030         138,174
WGL Holdings, Inc.                      4,760         152,225
                                                  ---------------
                                                    1,132,957
GOVERNMENT AIRCRAFT & DEFENSE 0.1%
-----------------------------------------------------------------
Armor Holdings, Inc. *                  2,920         196,603
Herley Industries, Inc. *                 132           2,062
                                                  ---------------
                                                      198,665
HEALTH CARE & HOSPITAL 1.4%
-----------------------------------------------------------------
Almost Family, Inc. *                   3,800          94,620
Amedisys, Inc. *                        1,400          45,402
American Shared Hospital
  Services                              3,400          20,060
Gentiva Health Services, Inc. *        13,845         279,254
Hanger Orthopedic Group, Inc. *        18,400         214,728
Health Net, Inc. *                      3,236         174,129
Humana, Inc. *                         44,600       2,587,692
IntegraMed America, Inc. *              4,925          73,629
Laboratory Corp. of America
  Holdings *                                2             145
Manor Care, Inc.                        3,132         170,256
MedCath Corp. *                         8,901         242,997
MEDTOX Scientific, Inc. *               3,190          58,696
National Dentex Corp. *                 6,019          84,748
National Healthcare Corp.                 790          40,274
NovaMed, Inc. *                        14,098          91,355
RehabCare Group, Inc. *                    80           1,270
Res-Care, Inc. *                       20,969         366,957
Stratagene Corp. *                      1,220           9,906
                                                  ---------------
                                                    4,556,118
INFORMATION & SERVICES 5.2%
-----------------------------------------------------------------
Ablest, Inc. *                          2,100          15,509
ABM Industries, Inc.                    2,680          70,725
Albany Molecular Research, Inc.
  *                                    23,350         229,998
Barrett Business Services, Inc.         7,320         168,726

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Bioanalytical Systems, Inc. *           1,250           8,413
Carriage Services, Inc. *               1,770          14,319
Cass Information Systems, Inc.            990          33,422
CBIZ, Inc. *                            1,030           7,313
CDI Corp.                              12,579         363,785
CompuDyne Corp. *                       2,460          14,932
Convergys Corp. *                      39,390       1,000,900
CPI Corp.                               5,570         292,481
Ecology & Environment, Inc.             3,030          35,996
Exponent, Inc. *                       14,600         291,270
Forrester Research, Inc. *              8,458         239,869
GP Strategies Corp. *                  12,690         115,479
IAC/InterActive Corp. *                25,400         957,834
ICT Group, Inc. *                       1,395          24,413
Infinity Pharmaceuticals, Inc. *        6,150          74,046
Kelly Services, Inc., Class A          17,600         566,720
Kendle International, Inc. *           12,687         450,642
Kforce, Inc. *                         30,300         417,231
Layne Christensen Co. *                 4,740         172,631
Manpower, Inc.                          1,940         143,114
Metal Management, Inc.                 20,258         935,920
Midas, Inc. *                           6,520         140,636
Monro Muffler Brake, Inc.              10,520         369,252
MPS Group, Inc. *                      80,390       1,137,518
National Medical Health Card
  Systems, Inc. *                       1,930          29,857
National Technical Systems, Inc.
  *                                     2,370          14,386
Nobel Learning Communities, Inc.
  *                                        40             606
PAREXEL International Corp. *          23,700         852,489
PDI, Inc. *                            13,870         132,042
RCM Technologies, Inc. *               12,100          86,273
Refac Optical Group *                     140             837
Spherion Corp. *                       47,730         420,979
SRI/Surgical Express, Inc. *              100             504
Stewart Enterprises, Inc., Class
  A                                    95,353         768,545
TeleTech Holdings, Inc. *              29,570       1,084,923
The Dun & Bradstreet Corp.             24,580       2,241,696
The Geo Group, Inc. *                   6,360         288,235
URS Corp. *                            45,300       1,929,327
Viad Corp.                              6,550         252,830
Volt Information Sciences, Inc.
  *                                    12,000         314,280
VSE Corp.                               2,395          98,578
                                                  ---------------
                                                   16,809,481
INSTRUMENTS 4.6%
-----------------------------------------------------------------
1-800 CONTACTS, Inc. *                    370           6,216
Aetrium, Inc. *                         1,200           4,464
Allied Healthcare Products, Inc.
  *                                     1,942          11,759
Angeion Corp. *                         2,596          38,161
Astro-Med, Inc.                         3,420          37,620
Atrion Corp.                              280          25,710
Bio-Rad Laboratories, Inc.,
  Class A *                            14,590       1,018,966
Bruker BioSciences Corp. *             33,708         354,608
Cardiac Science Corp. *                 8,408          76,933
Cholestech Corp. *                      5,360          92,406
Coherent, Inc. *                       24,710         784,295
CyberOptics Corp. *                       460           6,417
Datascope Corp.                         9,504         343,950
Edwards Lifesciences Corp. *              800          40,560
Enpath Medical, Inc. *                    210           2,100

                                                            See financial notes.
 118  Laudus Funds Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Esterline Technologies Corp. *         22,800         936,396
FEI Co. *                              14,924         538,159
Frequency Electronics, Inc.             6,910          75,457
Hurco Cos., Inc. *                      6,570         281,524
Immucor, Inc. *                        47,064       1,385,094
Input/Output, Inc. *                   42,320         583,170
IntriCon Corp. *                          850           5,015
K-Tron International, Inc. *            2,300         164,979
Keithley Instruments, Inc.             11,400         174,306
Kewaunee Scientific Corp.               1,840          19,596
Mesa Laboratories, Inc.                   100           1,896
MOCON, Inc.                             4,900          63,014
New Brunswick Scientific Co.,
  Inc. *                                  520           4,196
O.I. Corp.                              1,200          13,770
Oakley, Inc.                           22,330         449,726
Orthofix International N.V. *           7,332         374,299
Perceptron, Inc. *                      6,170          55,530
PerkinElmer, Inc.                     101,550       2,459,541
Schmitt Industries, Inc. *                769           5,860
Sonic Innovations, Inc. *              19,730         166,719
Span-America Medical Systems,
  Inc.                                  2,600          41,366
Teleflex, Inc.                         34,930       2,377,685
Tollgrade Communications, Inc. *       13,886         174,408
Varian, Inc. *                          1,740         101,372
Viasys Healthcare, Inc. *              20,700         703,593
Vicon Industries, Inc. *                   80             796
Waters Corp. *                         13,560         786,480
Zoll Medical Corp. *                    1,080          28,782
Zygo Corp. *                           17,250         276,172
                                                  ---------------
                                                   15,093,066
INSURANCE 7.5%
-----------------------------------------------------------------
Alleghany Corp. *                          51          19,054
American Equity Investment Life
  Holding Co.                           9,072         119,115
American Financial Group, Inc.         46,080       1,568,563
American National Insurance Co.         3,081         394,152
American Safety Insurance
  Holdings Ltd. *                       5,000          95,300
Arch Capital Group Ltd. *              34,769       2,371,593
Aspen Insurance Holdings Ltd.          67,172       1,760,578
CNA Financial Corp. *                  44,530       1,918,798
Crawford & Co., Class B                10,750          62,350
Endurance Specialty Holdings
  Ltd.                                 59,994       2,144,186
Everest Re Group Ltd.                  13,700       1,317,529
FPIC Insurance Group, Inc. *            9,000         402,030
Hallmark Financial Services,
  Inc. *                                  880          10,595
HCC Insurance Holdings, Inc.           73,291       2,257,363
Horace Mann Educators Corp.               900          18,495
IPC Holdings Ltd.                      56,652       1,634,410
Kansas City Life Insurance Co.            310          13,950
Max Re Capital Ltd.                    11,650         296,842
Meadowbrook Insurance Group,
  Inc. *                                1,120          12,309
Mercer Insurance Group, Inc.            1,890          37,592
MGIC Investment Corp.                     560          32,995
National Western Life Insurance
  Co., Class A *                          950         232,560
NYMAGIC, Inc.                           2,290          93,547

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Old Republic International
  Corp.                                11,750         259,910
PartnerRe Ltd.                         35,400       2,426,316
Presidential Life Corp.                   855          16,861
Radian Group, Inc.                     22,300       1,223,824
Reinsurance Group of America,
  Inc.                                 23,700       1,367,964
RenaissanceRe Holdings Ltd.            35,546       1,782,276
RTW, Inc. *                               100             817
Unico American Corp. *                  2,900          36,743
United America Indemnity Ltd.,
  Class A *                            11,055         256,476
Wesco Financial Corp.                     600         276,000
                                                  ---------------
                                                   24,461,093
INTEGRATED OIL COMPANIES 0.0%
-----------------------------------------------------------------
Marathon Oil Corp.                        113          11,168
IT HARDWARE 6.6%
-----------------------------------------------------------------
American Technical Ceramics
  Corp. *                               4,470          62,088
AMIS Holdings, Inc. *                   2,100          22,995
Amtech Systems, Inc. *                  1,680          12,231
Avici Systems, Inc. *                   2,910          33,232
Avocent Corp. *                        17,501         472,002
AVX Corp.                              45,095         685,444
Axcelis Technologies, Inc. *           10,841          82,825
CTS Corp.                              25,780         356,280
Cymer, Inc. *                          30,613       1,271,970
Digi International, Inc. *             20,507         260,439
EMS Technologies, Inc. *               14,519         279,781
Emulex Corp. *                          6,380         116,690
Espey Manufacturing &
  Electronics Corp.                     1,200          23,580
Exar Corp. *                           27,676         366,430
Flextronics International Ltd. *        3,450          37,743
Globecomm Systems, Inc. *               5,700          60,990
Harmonic, Inc. *                          520           5,106
Harris Corp.                            1,035          52,733
Imation Corp.                             820          33,112
Integrated Device Technology,
  Inc. *                              148,697       2,292,908
International Rectifier Corp. *        55,440       2,118,363
L-3 Communications Holdings,
  Inc.                                     40           3,499
Lattice Semiconductor Corp. *          39,446         230,759
LSI Logic Corp. *                     263,491       2,750,846
MEMC Electronic Materials, Inc.
  *                                    11,000         666,380
Merix Corp. *                          21,500         176,730
Merrimac Industries, Inc. *               800           7,712
Micron Technology, Inc. *                 192           2,319
MKS Instruments, Inc. *                35,200         898,304
Novellus Systems, Inc. *               50,071       1,603,274
Oplink Communications, Inc. *          15,759         283,189
Orbital Sciences Corp. *               54,400       1,019,456
Performance Technologies, Inc. *            3              15
Pericom Semiconductor Corp. *           7,205          70,465
RF Micro Devices, Inc. *              172,285       1,073,336
Rudolph Technologies, Inc. *           22,641         394,859
Semitool, Inc. *                       21,370         277,810
SonicWALL, Inc. *                      57,264         478,727
Spectrum Control, Inc. *                7,900          97,170
Standard Microsystems Corp. *           4,421         135,017

See financial notes.
                                                Laudus Funds Annual Report   119

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Symmetricom, Inc. *                    17,210         142,843
Technitrol, Inc.                        5,410         141,688
Tekelec *                               4,963          73,998
Trans Lux Corp.                         1,200           8,820
TriQuint Semiconductor, Inc. *        118,468         592,340
Vishay Intertechnology, Inc. *        107,390       1,501,312
White Electronic Designs Corp. *        5,599          37,289
                                                  ---------------
                                                   21,315,099
LAND & WATER TRANSPORTATION 2.0%
-----------------------------------------------------------------
B & H Ocean Carriers Ltd. *             6,070         111,081
Covenant Transport, Inc., Class
  A *                                   2,455          27,054
Frozen Food Express Industries,
  Inc.                                    343           2,854
GulfMark Offshore, Inc. *              16,175         706,039
Hub Group, Inc., Class A *             13,238         383,770
P.A.M. Transportation Services,
  Inc. *                                5,368         110,688
Pacer International, Inc.              31,551         849,984
Royal Caribbean Cruises Ltd.            1,620          68,299
Ryder System, Inc.                     44,070       2,174,414
Saia, Inc. *                           14,144         335,920
SEACOR Holdings, Inc. *                12,830       1,262,472
Trico Marine Services, Inc. *           6,336         236,079
U.S. Xpress Enterprises, Inc.,
  Class A *                             9,369         161,709
                                                  ---------------
                                                    6,430,363
MAINFRAME & MINICOMPUTERS 0.0%
-----------------------------------------------------------------
Omnicell, Inc. *                        3,900          81,588
METAL PRODUCTS & MACHINERY 4.0%
-----------------------------------------------------------------
Acme United Corp.                         360           5,004
AGCO Corp. *                           73,980       2,735,041
Allied Motion Technologies, Inc.
  *                                     4,871          31,126
Astec Industries, Inc. *               16,047         645,892
Asyst Technologies, Inc. *             29,209         205,339
Bonso Electronic International,
  Inc.                                  2,830          11,575
Electro Scientific Industries,
  Inc. *                               14,944         287,522
EnPro Industries, Inc. *               20,400         735,420
Evans & Sutherland Computer
  Corp. *                               2,600           8,190
FSI International, Inc. *              33,200         148,404
Gehl Co. *                             11,100         281,718
Gerber Scientific, Inc. *              21,619         229,377
Goodman Global, Inc. *                    920          16,210
Hardinge, Inc.                          3,900         102,024
Kadant, Inc. *                         14,100         357,576
Kennametal, Inc.                       19,760       1,335,974
Lifetime Brands, Inc.                  11,064         231,127
Lincoln Electric Holdings, Inc.           500          29,780
Material Sciences Corp. *              15,780         157,484
MFRI, Inc. *                              100           1,854
Newport Corp. *                        36,797         602,367
NN, Inc.                               10,089         126,012
P & F Industries, Inc., Class A
  *                                       700           8,764
Q.E.P. Co., Inc. *                      2,240          13,462
Regal Beloit Corp.                     14,620         678,076
Robbins & Myers, Inc.                   6,290         234,554

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
SPX Corp.                               4,740         332,748
Standex International Corp.             6,700         191,017
Tennant Co.                             6,400         201,536
Terex Corp. *                          16,966       1,217,480
The L.S. Starrett Co., Class A            160           2,880
Twin Disc, Inc.                           540          23,058
Varian Semiconductor Equipment
  Associates, Inc. *                    4,002         213,627
Veeco Instruments, Inc. *              29,700         579,150
Velcro Industries N.V.                    100           1,729
Wabtec Corp.                            1,100          37,939
Watts Water Technologies, Inc.,
  Class A                              26,089         992,165
                                                  ---------------
                                                   13,013,201
MISCELLANEOUS FINANCE 2.5%
-----------------------------------------------------------------
A.G. Edwards, Inc.                     44,700       3,092,346
Chicago Mercantile Exchange
  Holdings, Inc., Class A                 259         137,907
Cohen & Steers, Inc.                    7,876         339,298
Knight Capital Group, Inc.,
  Class A *                            98,800       1,564,992
Raymond James Financial, Inc.          70,300       2,092,128
SEI Investments Co.                       100           6,023
SWS Group, Inc.                        19,365         480,446
Value Line, Inc.                          300          14,340
Waddell & Reed Financial, Inc.,
  Class A                              12,020         280,306
                                                  ---------------
                                                    8,007,786
OIL & COAL RESOURCES 1.0%
-----------------------------------------------------------------
Callon Petroleum Co. *                 18,044         244,857
Mariner Energy, Inc. *                 53,010       1,014,081
PrimeEnergy, Corp. *                      202          11,748
Rosetta Resources, Inc. *              16,190         332,543
Teton Energy Corp. *                    2,700          13,068
Unit Corp. *                           35,117       1,776,569
VAALCO Energy, Inc. *                     710           3,678
                                                  ---------------
                                                    3,396,544
OIL DISTRIBUTION 0.8%
-----------------------------------------------------------------
Adams Resources & Energy, Inc.          3,383         124,021
Holly Corp.                               780          46,254
Tesoro Corp.                           18,525       1,860,466
Western Refining, Inc.                 16,120         629,002
World Fuel Services Corp.                 980          45,335
                                                  ---------------
                                                    2,705,078
OIL DRILLING & SERVICES 3.2%
-----------------------------------------------------------------
Basic Energy Services, Inc. *           7,620         177,546
Bronco Drilling Co., Inc. *            14,900         246,893
Dawson Geophysical Co. *                1,570          77,762
ENSCO International, Inc.              64,360       3,501,184
Global Industries Ltd. *                9,420         172,292
Helmerich & Payne, Inc.                16,615         504,099
Rowan Cos., Inc.                       26,937         874,645
Superior Energy Services, Inc. *       65,690       2,264,334
Tidewater, Inc.                        46,300       2,712,254
                                                  ---------------
                                                   10,531,009

                                                            See financial notes.
 120  Laudus Funds Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.7%
-----------------------------------------------------------------
Baldwin Technology Co., Inc.,
  Class A *                            15,900          79,500
Brocade Communications Systems,
  Inc. *                               78,602         748,291
Concord Camera Corp. *                  1,080           5,044
Komag, Inc. *                          24,200         792,066
Printronix, Inc.                        1,150          15,928
STEC, Inc. *                           42,749         300,953
VeriFone Holdings, Inc. *              13,150         482,999
                                                  ---------------
                                                    2,424,781
PUBLISHING, BROADCASTING & CINEMA 1.4%
-----------------------------------------------------------------
Alloy, Inc. *                           5,330          63,320
American Greetings Corp., Class
  A                                    24,320         564,467
Bowne & Co., Inc.                       8,700         136,851
Champion Industries, Inc.               1,540          12,720
Consolidated Graphics, Inc. *           9,900         733,095
Franklin Covey Co. *                   19,150         151,285
Media General, Inc., Class A           11,940         455,630
Monster Worldwide, Inc. *               4,748         224,913
Paxar Corp. *                          26,590         763,133
Regent Communications, Inc. *           4,481          14,429
Saga Communications, Inc., Class
  A *                                  18,780         182,729
Scholastic Corp. *                     31,991         994,920
Source Interlink Cos., Inc. *          33,301         223,450
The Standard Register Co.                 410           5,187
Tufco Technologies, Inc. *                221           1,806
                                                  ---------------
                                                    4,527,935
REAL ESTATE DEVELOPMENT 1.0%
-----------------------------------------------------------------
AMREP Corp. *                           1,130          87,293
Avatar Holdings, Inc. *                 3,864         276,044
Griffin Land & Nurseries, Inc. *          710          25,205
ILX Resorts, Inc.                       1,900          17,670
J.W. Mays, Inc. *                       2,600          55,900
Patriot Transportation Holding,
  Inc. *                                  673          60,308
Service Corp. International           212,145       2,516,040
Stratus Properties, Inc. *                460          15,465
The Intergroup Corp. *                    330           6,575
United Capital Corp. *                    720          24,559
Wellsford Real Properties, Inc.
  *                                     2,360          18,443
                                                  ---------------
                                                    3,103,502
REAL ESTATE INVESTMENT TRUSTS 6.7%
-----------------------------------------------------------------
American Campus Communities,
  Inc.                                  1,930          58,460
American First Apartment
  Investors, Inc.                         410           8,319
Ashford Hospitality Trust              52,760         629,954
Associated Estates Realty Corp.         1,790          25,221
CBL & Associates Properties,
  Inc.                                 53,423       2,395,487
Cedar Shopping Centers, Inc.           24,350         394,470
Eagle Hospitality Properties
  Trust, Inc.                          16,710         186,317
Extra Space Storage, Inc.              43,230         818,776
Franklin Street Properties
  Corp.                                44,272         849,137
Gladstone Commercial Corp.                660          13,233
Highland Hospitality Corp.             35,361         629,426

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Home Properties, Inc.                   4,280         226,027
Hospitality Properties Trust           19,330         904,644
HRPT Properties Trust                 181,806       2,236,214
Income Opportunity Realty
  Investors *                             590           3,540
Innkeepers USA Trust                   16,207         263,850
iStar Financial, Inc.                  57,487       2,692,116
Kite Realty Group Trust                16,000         319,200
LaSalle Hotel Properties               10,030         464,991
Lexington Realty Trust                 44,546         941,257
LTC Properties, Inc.                    9,840         254,954
Medical Properties Trust, Inc.         32,230         473,459
Mission West Properties, Inc.          10,440         150,962
Monmouth Capital Corp.                  3,830          21,180
Monmouth Real Estate Investment
  Corp., Class A                       18,189         156,789
National Health Investors, Inc.           776          24,320
National Retail Properties,
  Inc.                                 42,020       1,016,464
One Liberty Properties, Inc.            4,810         109,716
Ramco-Gershenson Properties
  Trust                                 8,490         303,178
Republic Property Trust                14,980         172,120
Roberts Realty Investors, Inc. *        1,000           7,900
Spirit Finance Corp.                   88,843       1,323,761
Strategic Hotel & Resorts, Inc.        56,210       1,285,523
Sunstone Hotel Investors, Inc.         50,390       1,373,631
Supertel Hospitality, Inc.             11,680          89,118
Universal Health Realty Income
  Trust                                    80           2,860
Urstadt Biddle Properties, Inc.,
  Class A                              25,375         496,335
Winston Hotels, Inc. *                 21,600         324,648
Winthrop Realty Trust                  34,430         227,582
                                                  ---------------
                                                   21,875,139
RESTAURANTS, HOTELS & THEATERS 2.6%
-----------------------------------------------------------------
Analogic Corp.                          4,300         270,384
Avalon Holdings Corp., Class A *          100             797
Back Yard Burgers, Inc. *                 570           3,158
Benihana, Inc., Class A *               8,454         239,586
Bob Evans Farms, Inc.                  17,743         655,604
Brinker International, Inc.            12,300         402,210
Burger King Holdings, Inc.             22,490         485,784
Canterbury Park Holding Corp. *         3,900          55,185
CBRL Group, Inc.                       23,469       1,086,615
CEC Entertainment, Inc. *               8,900         369,706
Champps Entertainment, Inc. *             290           1,641
Churchill Downs, Inc.                     370          16,794
Dover Motorsports, Inc.                 4,700          24,675
Famous Dave's of America, Inc. *          110           1,988
Friendly Ice Cream Corp. *              5,910          87,882
Frisch's Restaurants, Inc.              4,500         168,750
Interstate Hotels & Resorts,
  Inc. *                               30,000         189,300
J. Alexander's Corp.                    1,290          14,255
Jack in the Box, Inc. *                 1,950         134,803
Live Nation, Inc. *                    56,800       1,253,008
Marcus Corp.                           19,640         456,826
Max & Erma's Restaurants, Inc. *        2,300          20,700
McCormick & Schmick's Seafood
  Restaurants, Inc. *                  12,200         327,082
Mexican Restaurants, Inc. *             2,543          24,387
Nathan's Famous, Inc. *                   450           6,750

See financial notes.
                                                Laudus Funds Annual Report   121

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
O'Charley's, Inc. *                    21,040         405,862
Red Lion Hotels Corp. *                19,400         241,336
Rubio's Restaurants, Inc. *                10             114
Silverleaf Resorts, Inc. *              6,500          30,160
Speedway Motorsports, Inc.              5,780         223,975
Star Buffet, Inc.                       2,700          22,545
The Steak n Shake Co. *                26,000         436,020
Trump Entertainment Resorts,
  Inc. *                                  624          11,276
WMS Industries, Inc. *                 18,031         707,536
                                                  ---------------
                                                    8,376,694
RETAIL 5.0%
-----------------------------------------------------------------
1-800-FLOWERS.COM, Inc., Class A
  *                                    25,266         196,569
Arden Group, Inc., Class A                772         103,062
Asbury Automotive Group, Inc.             890          25,142
AutoNation, Inc. *                     55,600       1,180,944
Big Lots, Inc. *                       85,280       2,667,558
Cabela's, Inc. *                          610          15,134
Cache, Inc. *                           4,680          83,070
Cash America International,
  Inc.                                 10,280         421,480
Charlotte Russe Holding, Inc. *        10,795         311,652
Charming Shoppes, Inc. *               88,658       1,148,121
Collegiate Pacific, Inc.                9,370          73,086
Cost-U-Less, Inc. *                     2,570          23,104
Deb Shops, Inc.                           770          20,852
Dillard's, Inc., Class A                  300           9,819
Dollar Tree Stores, Inc. *              1,249          47,762
EZCORP, Inc., Class A *                16,710         246,138
Finlay Enterprises, Inc. *              1,000           5,810
First Cash Financial Services,
  Inc. *                                4,580         102,042
Gottschalks, Inc. *                     6,970          99,462
GSI Commerce, Inc. *                    9,809         221,585
Hastings Entertainment, Inc. *          3,280          20,008
Haverty Furniture Cos., Inc.           20,790         291,060
Insight Enterprises, Inc. *             8,860         159,303
Jennifer Convertibles, Inc. *           1,640           7,642
Kirkland's, Inc. *                     16,368          81,349
Longs Drug Stores Corp.                 8,550         441,522
Nordstrom, Inc.                           170           9,000
OfficeMax, Inc.                        48,840       2,575,822
PC Connection, Inc. *                     515           7,365
PC Mall, Inc. *                           520           5,184
Priceline.com, Inc. *                   7,700         410,102
Restoration Hardware, Inc. *           30,471         199,890
REX Stores Corp. *                      7,150         116,974
Ruddick Corp.                             440          13,235
Rush Enterprises, Inc., Class A
  *                                     3,123          59,993
Rush Enterprises, Inc., Class B
  *                                     6,430         116,447
Shoe Carnival, Inc. *                   6,420         213,786
Shoe Pavilion, Inc. *                   8,630          53,506
Spartan Stores, Inc.                   15,320         410,576
Sport Chalet, Inc., Class A *           5,940          64,687
Sport Chalet, Inc., Class B *           1,000          10,795
Systemax, Inc. *                        5,352         100,243
The Bon-Ton Stores, Inc.                6,700         376,808
The Cato Corp., Class A                27,720         648,371
The Great Atlantic & Pacific Tea
  Co., Inc. *                          18,870         626,107
The Men's Wearhouse, Inc.              34,200       1,609,110

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Trans World Entertainment Corp.
  *                                    31,520         179,034
Village Super Market, Inc.,
  Class A                               1,500         143,235
Weis Markets, Inc.                      6,040         269,988
Zones, Inc. *                           9,120          93,480
                                                  ---------------
                                                   16,317,014
SOAPS & COSMETICS 0.0%
-----------------------------------------------------------------
Parlux Fragrances, Inc. *              12,870          71,815
The Estee Lauder Cos., Inc.,
  Class A                               1,550          75,717
                                                  ---------------
                                                      147,532
SOFTWARE 6.7%
-----------------------------------------------------------------
American Software, Inc., Class A        7,000          56,350
Aspen Technology, Inc. *               47,283         614,679
Black Box Corp.                        13,196         482,182
BMC Software, Inc. *                  107,210       3,300,996
Cadence Design Systems, Inc. *         21,973         462,751
Captaris, Inc. *                       12,620          73,070
CIBER, Inc. *                          47,484         373,699
Cognizant Technology Solutions
  Corp., Class A *                     17,591       1,552,758
Computer Task Group, Inc. *             7,655          34,524
CSP, Inc. *                             1,220          11,261
Dynamics Research Corp. *               7,190          81,966
Edgewater Technology, Inc. *            9,580          80,855
Emdeon Corp. *                        179,832       2,720,858
Goldleaf Financial Solutions,
  Inc. *                                3,600          23,688
Harris Interactive, Inc. *             52,060         313,922
Inforte Corp. *                         7,170          24,880
INX, Inc. *                               140           1,427
Lawson Software, Inc. *               105,403         852,710
Lightbridge, Inc. *                    21,531         378,300
MapInfo Corp. *                           110           2,214
Mentor Graphics Corp. *                69,500       1,135,630
Moldflow Corp. *                        9,900         148,797
Move, Inc. *                            9,840          54,514
Ness Technologies, Inc. *              19,403         247,970
NetManage, Inc. *                          70             368
NetScout Systems, Inc. *               21,070         190,683
PC-Tel, Inc. *                         23,600         240,012
Perot Systems Corp., Class A *          7,360         131,523
Saba Software, Inc. *                   6,050          39,597
SAVVIS, Inc. *                         28,926       1,384,977
SPSS, Inc. *                           17,074         616,371
Sybase, Inc. *                         75,340       1,904,595
Synopsys, Inc. *                       90,934       2,385,199
Taleo Corp., Class A *                 14,053         232,999
TechTeam Global, Inc. *                 4,670          58,375
THQ, Inc. *                            32,334       1,105,499
TSR, Inc.                               3,200          13,504
Tyler Technologies, Inc. *                902          11,455
Versant Corp. *                           290           4,916
Vignette Corp. *                       18,260         339,088
                                                  ---------------
                                                   21,689,162
TEXTILES & APPAREL 2.2%
-----------------------------------------------------------------
Culp, Inc. *                           12,300          87,084
Cutter & Buck, Inc.                     9,500         112,575
Decorator Industries, Inc.                 40             280

                                                            See financial notes.
 122  Laudus Funds Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
G-III Apparel Group Ltd. *              7,880         150,114
Interface, Inc., Class A               16,350         261,436
Jaclyn, Inc. *                            460           5,189
LaCrosse Footwear, Inc. *               2,884          44,414
Liz Claiborne, Inc.                    23,223         995,106
Perry Ellis International, Inc.
  *                                     9,631         308,096
Phillips-Van Heusen Corp.              47,510       2,793,588
Polo Ralph Lauren Corp.                 2,310         203,626
R.G. Barry Corp. *                        310           3,230
Skechers U.S.A., Inc., Class A *       14,870         499,186
Stride Rite Corp.                      18,370         282,714
The Dixie Group, Inc. *                 5,730          68,932
The Gymboree Corp. *                   30,377       1,217,206
Weyco Group, Inc.                       2,423          62,950
                                                  ---------------
                                                    7,095,726
WHOLESALE 2.5%
-----------------------------------------------------------------
Anixter International, Inc. *             100           6,594
Arrow Electronics, Inc. *               3,850         145,337
Avnet, Inc. *                          99,567       3,598,351
Bell Microproducts, Inc. *             29,223         187,027
Brown Shoe Co., Inc.                   16,185         679,770
Coast Distribution System, Inc.         1,700          13,175
Delta Apparel, Inc.                     4,880          84,912
Educational Development Corp.           3,300          25,773
En Pointe Technologies, Inc. *          2,100           7,161
Huttig Building Products, Inc. *       20,400         123,420
IKON Office Solutions, Inc.               200           2,874
Industrial Distribution Group,
  Inc. *                                3,810          47,587
Kaman Corp.                               490          11,422
Keystone Automotive Industries,
  Inc. *                                8,240         277,688
Lawson Products, Inc.                     800          30,304
Man Sang Holdings, Inc. *               2,220          13,320
NACCO Industries, Inc., Class A           150          20,612
Nu Horizons Electronics Corp. *        18,005         189,593

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Nu Skin Enterprises, Inc., Class
  A                                    23,729         392,003
Park-Ohio Holdings Corp. *              2,677          49,524
Performance Food Group Co. *            6,521         201,303
Richardson Electronics Ltd.            18,081         168,877
TESSCO Technologies, Inc. *             1,245          33,852
Traffix, Inc.                             565           3,130
W.W. Grainger, Inc.                    23,600       1,822,864
                                                  ---------------
                                                    8,136,473
                                                  ---------------
TOTAL COMMON STOCK (COST $247,794,675)            302,181,168
                                                  ---------------

SECURITY                           FACE AMOUNT       VALUE
RATE, MATURITY DATE                    ($)            ($)
SHORT-TERM INVESTMENT (A) 5.6% OF NET ASSETS
REPURCHASE AGREEMENT 5.6%
-----------------------------------------------------------------
Custodian Trust Company, dated
  03/30/07, due 4/02/07 at 5.10%
  with a maturity value of
  $18,122,658 (fully
  collateralized by U.S.
  Treasury Bond with a value of
  $18,610,050)                     18,114,959      18,114,959
                                                  ---------------
TOTAL SHORT-TERM INVESTMENT
  (COST $18,114,959)                               18,114,959
-----------------------------------------------------------------
END OF INVESTMENTS.

At 03/31/07 the tax basis cost of the fund's investments was $266,602,429 and the unrealized gains and losses were $57,848,904 and ($4,155,206), respectively, with a net unrealized appreciation of $53,693,698.

 * Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

See financial notes.
                                                Laudus Funds Annual Report   123

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                              SHARES          ($)
SHORT SALES (93.5)% OF NET ASSETS
AGRICULTURE, FOOD & BEVERAGE 0.6%
-----------------------------------------------------------------
Cagle's, Inc., Class A *                 1,760        13,024
Chiquita Brands International,
  Inc.                                  37,700       528,554
Cuisine Solutions, Inc. *                1,900        13,718
Del Monte Foods Co.                      1,620        18,598
Farmer Brothers Co.                      7,400       167,980
McCormick & Co., Inc.                      700        26,964
Pilgrim's Pride Corp., Class B           2,380        78,992
Sanderson Farms, Inc.                   16,600       615,196
Tyson Foods, Inc., Class A              17,910       347,633
                                                  ---------------
                                                   1,810,659
AIRLINES 0.3%
-----------------------------------------------------------------
JetBlue Airways Corp. *                 98,400     1,132,584
AUTOS 1.2%
-----------------------------------------------------------------
Accuride Corp. *                           560         8,176
Commercial Vehicle Group, Inc. *        20,825       423,045
Gentex Corp.                           120,300     1,954,875
Proliance International, Inc. *         13,000        49,140
Tenneco, Inc. *                         38,956       991,820
Wabash National Corp.                   27,530       424,512
                                                  ---------------
                                                   3,851,568
BANKS & CREDIT INSTITUTIONS 6.6%
-----------------------------------------------------------------
Accredited Home Lenders Holding
  Co. *                                 21,000       194,670
Astoria Financial Corp.                 79,500     2,113,905
Capitol Federal Financial               16,876       638,082
Cash Systems, Inc. *                    13,490        79,861
Centerline Holding Co. *                   720        13,932
Citizens Banking Corp.                  51,853     1,149,062
Commerce Bancorp, Inc.                  35,450     1,183,321
Encore Capital Group, Inc. *             2,790        27,733
Flagstar Bancorp, Inc.                     560         6,692
IndyMac Bancorp, Inc.                   52,000     1,666,600
Investors Bancorp, Inc. *                  500         7,220
Kearny Financial Corp.                  16,156       232,323
Municipal Mortgage & Equity,
  L.L.C.                                25,044       713,754
Nelnet, Inc., Class A                   18,900       453,033
New York Community Bancorp, Inc.       170,460     2,998,391
Pacific Capital Bancorp                 23,243       746,565
Popular, Inc.                          145,200     2,404,512
Southern Community Financial
  Corp.                                     63           646
Sovereign Bancorp, Inc.                125,288     3,187,327
UCBH Holdings, Inc.                        122         2,272
Valley National Bancorp                 88,310     2,229,828
Wauwatosa Holdings, Inc. *              10,179       177,929
Webster Financial Corp.                     23         1,104
Westamerica Bancorp                     24,670     1,188,354
Yardville National Bancorp               4,804       174,433
                                                  ---------------
                                                  21,591,549

                                    NUMBER OF        VALUE
SECURITY                              SHARES          ($)
BASIC MINERALS & METALS 1.9%
-----------------------------------------------------------------
American Superconductor Corp. *         11,200       150,864
Century Aluminum Co. *                   9,680       453,799
Dynamic Materials Corp.                 12,200       399,184
Lone Star Technologies, Inc. *          27,400     1,809,222
Meridian Gold, Inc. *                   85,200     2,175,156
Olin Corp.                              66,910     1,133,455
Titanium Metals Corp. *                    721        25,876
                                                  ---------------
                                                   6,147,556
BIOTECHNOLOGY 4.1%
-----------------------------------------------------------------
Alexion Pharmaceuticals, Inc. *         32,198     1,392,242
Altus Pharmaceuticals, Inc. *            7,300       111,106
ARIAD Pharmaceuticals, Inc. *           42,200       189,478
ArQule, Inc. *                          38,696       288,672
CV Therapeutics, Inc. *                 40,000       314,800
Cypress Bioscience, Inc. *              29,387       223,341
CYTOGEN Corp. *                          2,393         4,978
Dyax Corp. *                            22,556        92,931
Encysive Pharmaceuticals, Inc. *        54,364       147,326
Geron Corp. *                           43,693       305,851
Human Genome Sciences, Inc. *          117,350     1,246,257
Idenix Pharmaceuticals, Inc. *             100           730
ImClone Systems, Inc. *                 52,763     2,151,148
Keryx Biopharmaceuticals, Inc. *        36,770       386,820
Kosan Biosciences, Inc. *                8,170        44,935
Medarex, Inc. *                        106,961     1,384,075
Myriad Genetics, Inc. *                 34,200     1,178,532
Neurocrine Biosciences, Inc. *          35,400       442,500
Onyx Pharmaceuticals, Inc. *            27,600       685,584
Progenics Pharmaceuticals, Inc. *        9,544       226,002
Seattle Genetics, Inc. *                17,000       139,230
Vertex Pharmaceuticals, Inc. *          79,698     2,234,732
                                                  ---------------
                                                  13,191,270
CELLULAR & WIRELESS 1.0%
-----------------------------------------------------------------
Centennial Communications Corp. *       23,600       194,228
Dobson Communications Corp.,
  Class A *                            143,254     1,230,552
Leap Wireless International, Inc.
  *                                     27,168     1,792,544
Rural Cellular Corp. *                  14,600       174,616
                                                  ---------------
                                                   3,391,940
CHEMICALS & RUBBER 0.9%
-----------------------------------------------------------------
American Vanguard Corp.                 17,600       300,784
BioSphere Medical, Inc. *               19,597       144,234
Calgon Carbon Corp. *                   30,500       253,455
Chemtura Corp.                             400         4,372
Georgia Gulf Corp.                      33,400       541,414
Hexcel Corp. *                          84,210     1,671,569
Valhi, Inc.                              1,510        19,932
Westlake Chemical Corp.                  3,790       102,898
                                                  ---------------
                                                   3,038,658
COMMERCIAL AIRCRAFT & COMPONENTS 0.0%
-----------------------------------------------------------------
CPI Aerostructures, Inc. *                 700         4,802
COMMUNICATIONS UTILITIES 1.2%
-----------------------------------------------------------------
Crown Media Holdings, Inc., Class
  A *                                    4,799        25,579
EarthLink, Inc. *                      127,500       937,125

                                                            See financial notes.
 124  Laudus Funds Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                              SHARES          ($)
EchoStar Communications Corp.,
  Class A *                             14,735       639,941
iPCS, Inc. *                             8,800       428,610
j2 Global Communications, Inc. *         7,652       212,113
SBA Communications Corp., Class A
  *                                     17,960       530,718
Sohu.com, Inc. *                        20,100       430,743
Virgin Media, Inc.                      20,897       527,649
Windstream Corp.                         8,540       125,453
                                                  ---------------
                                                   3,857,931
CONSTRUCTION & HOMEBUILDING 2.4%
-----------------------------------------------------------------
California Coastal Communities,
  Inc. *                                 1,476        29,948
Centex Corp.                            49,634     2,073,709
KB Home                                 53,500     2,282,845
M.D.C. Holdings, Inc.                   31,810     1,529,107
Pulte Homes, Inc.                       28,888       764,376
Sterling Construction Co., Inc. *        1,500        28,590
The Ryland Group, Inc.                  14,970       631,584
Toll Brothers, Inc. *                   20,600       564,028
                                                  ---------------
                                                   7,904,187
CONSTRUCTION MATERIALS 0.3%
-----------------------------------------------------------------
Headwaters, Inc. *                      40,600       887,110
Nanophase Technologies Corp. *           7,600        44,612
                                                  ---------------
                                                     931,722
CONSUMER DURABLES 0.9%
-----------------------------------------------------------------
Brunswick Corp.                         78,000     2,484,300
Fleetwood Enterprises, Inc. *           62,700       495,957
Marine Products Corp.                    3,820        36,557
                                                  ---------------
                                                   3,016,814
DRUGS & PHARMACEUTICALS 2.3%
-----------------------------------------------------------------
Adams Respiratory Therapeutics,
  Inc. *                                23,800       800,394
Adolor Corp. *                          23,500       205,625
Alkermes, Inc. *                         9,060       139,886
Amylin Pharmaceuticals, Inc. *          49,000     1,830,640
Atherogenics, Inc. *                     7,800        21,918
Bioenvision, Inc. *                     29,700       121,473
Cytokinetics, Inc. *                        42           292
Dendreon Corp. (b) *                    19,600       253,428
DepoMed, Inc. *                            100           357
Enzon Pharmaceuticals, Inc. *           41,310       336,677
Indevus Pharmaceuticals, Inc. *          1,800        12,726
Inspire Pharmaceuticals, Inc. *         16,700        95,190
Isis Pharmaceuticals, Inc. *            27,176       251,922
Martek Biosciences Corp. *               8,370       172,589
Metabasis Therapeutics, Inc. *          19,960       146,706
MGI Pharma, Inc. *                       1,513        33,997
Nektar Therapeutics *                    4,618        60,311
Neurogen Corp. *                        10,560        68,640
NitroMed, Inc. *                         5,700        17,784
NPS Pharmaceuticals, Inc. *             25,300        85,767
Panacos Pharmaceuticals, Inc. *          2,000         9,260
PDL BioPharma, Inc. *                    2,200        47,740
Penwest Pharmaceuticals Co. *           16,735       168,689
Pharmion Corp. *                        16,071       422,507
Repros Therapeutics, Inc. *              8,500        81,023

                                    NUMBER OF        VALUE
SECURITY                              SHARES          ($)
Rigel Pharmaceuticals, Inc. *           19,899       216,103
ViroPharma, Inc. *                      61,321       879,956
Xenoport, Inc. *                        18,059       503,124
ZymoGenetics, Inc. *                    31,927       496,784
                                                  ---------------
                                                   7,481,508
ELECTRIC UTILITIES 0.3%
-----------------------------------------------------------------
Dynegy, Inc., Class A *                110,620     1,024,341
Environmental Power Corp. *              9,380        65,660
                                                  ---------------
                                                   1,090,001
FINANCIAL INVESTMENTS 0.7%
-----------------------------------------------------------------
InterDigital Communications Corp.
  *                                     45,455     1,439,560
Marlin Business Services, Inc. *           292         6,389
Mitcham Industries, Inc. *               9,595       140,567
Williams Scotsman International,
  Inc. *                                29,100       572,106
Winmark Corp. *                            116         2,320
                                                  ---------------
                                                   2,160,942
FOREST PRODUCTS & PAPER 2.1%
-----------------------------------------------------------------
Deltic Timber Corp.                      9,190       440,752
Louisiana-Pacific Corp.                 94,620     1,898,077
Pope & Talbot, Inc. *                    4,670        31,523
Rayonier, Inc.                          58,290     2,506,470
Smurfit-Stone Container Corp. *        164,428     1,851,459
                                                  ---------------
                                                   6,728,281
FURNITURE & HOUSEHOLD ITEMS 1.5%
-----------------------------------------------------------------
Bally Technologies, Inc. *              46,400     1,094,112
Fiberstars, Inc. *                      12,600        71,190
Kinetic Concepts, Inc. *                20,933     1,060,047
Newell Rubbermaid, Inc.                 68,214     2,120,773
Omnova Solutions, Inc. *                 9,230        50,570
Progressive Gaming International
  Corp. *                               30,400       136,800
Russ Berrie and Co., Inc. *             10,730       151,293
Sealy Corp.                              3,900        68,172
                                                  ---------------
                                                   4,752,957
GAS & OTHER PUBLIC UTILITIES 0.1%
-----------------------------------------------------------------
American Ecology Corp.                  10,102       194,060
Cadiz, Inc. *                              410        10,509
TRC Cos., Inc. *                         1,480        14,933
                                                  ---------------
                                                     219,502
GOVERNMENT AIRCRAFT & DEFENSE 0.0%
-----------------------------------------------------------------
Innovative Solutions & Support,
  Inc. *                                 2,846        72,061
HEALTH CARE & HOSPITAL 0.9%
-----------------------------------------------------------------
Advocat, Inc. *                          5,060        64,193
Array BioPharma, Inc. *                 38,000       482,600
Enzo Biochem, Inc. *                    23,600       355,888
Health Management Associates,
  Inc., Class A                         67,142       729,833
HealthTronics, Inc. *                   10,500        56,213
Nighthawk Radiology Holdings,
  Inc. *                                 7,000       127,330

See financial notes.
                                                Laudus Funds Annual Report   125

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                              SHARES          ($)
Psychiatric Solutions, Inc. *           15,776       635,931
Tenet Healthcare Corp. *                81,700       525,331
VistaCare, Inc., Class A *               7,500        65,250
                                                  ---------------
                                                   3,042,569
INFORMATION & SERVICES 5.3%
-----------------------------------------------------------------
Arbinet-thexchange, Inc. *               2,900        18,328
Arena Pharmaceuticals, Inc. *           58,700       637,482
Asset Acceptance Capital Corp. *         2,360        36,509
BearingPoint, Inc. *                   173,850     1,331,691
Career Education Corp. *                86,600     2,641,300
ChoicePoint, Inc. *                     50,300     1,882,729
Corinthian Colleges, Inc. *             60,548       832,535
deCODE genetics, Inc. *                 43,200       157,680
DynCorp International, Inc.,
  Class A *                              1,310        19,768
Emeritus Corp. *                         5,160       174,150
Euronet Worldwide, Inc. *               24,601       660,783
Evergreen Energy, Inc. *                50,860       334,150
Exelixis, Inc. *                        83,970       834,662
Global Cash Access Holdings, Inc.
  *                                     39,130       653,080
Iron Mountain, Inc. *                   37,695       984,970
Jupitermedia Corp. *                    19,300       127,766
Maxygen, Inc. *                         27,910       311,197
Nuvelo, Inc. *                          46,200       170,016
PeopleSupport, Inc. *                    4,858        55,624
Rentech, Inc. *                         77,700       243,978
Senomyx, Inc. *                         18,750       232,125
Strayer Education, Inc.                 10,732     1,341,500
Syntroleum Corp. *                      11,500        35,880
The Advisory Board Co. *                16,900       855,478
The Corporate Executive Board
  Co.                                   27,500     2,088,900
Universal Technical Institute,
  Inc. *                                21,300       491,604
UTI Worldwide, Inc.                      6,400       157,312
                                                  ---------------
                                                  17,311,197
INSTRUMENTS 4.1%
-----------------------------------------------------------------
ATS Medical, Inc. *                        500         1,030
Bausch & Lomb, Inc.                     38,720     1,980,915
Caliper Life Sciences, Inc. *            2,700        15,255
Cantel Medical Corp. *                  10,490       161,441
CAS Medical Systems, Inc. *                900         6,300
Cepheid, Inc. *                         51,709       614,303
Clinical Data, Inc. *                       81         1,681
Cyberonics, Inc. *                      17,700       332,406
Daxor Corp. *                              200         2,650
Dexcom, Inc. *                          16,849       132,433
Endologix, Inc. *                       28,030       110,158
I-Flow Corp. *                          22,151       326,506
Intuitive Surgical, Inc. *              24,700     3,002,779
LoJack Corp. *                          19,900       377,702
Luminex Corp. *                         19,070       261,640
Measurement Specialties, Inc. *         13,493       304,402
Mentor Corp.                            33,200     1,527,200
Millipore Corp. *                       38,400     2,782,848
NMT Medical, Inc. *                      8,260       112,336
OraSure Technologies, Inc. *            47,500       349,125
Photon Dynamics, Inc. *                 18,500       233,285
RAE Systems, Inc. *                      9,600        27,552
Regeneration Technologies, Inc. *       30,559       221,553

                                    NUMBER OF        VALUE
SECURITY                              SHARES          ($)
STAAR Surgical Co. *                     8,486        46,758
Synergetics USA, Inc. *                  7,510        26,886
ThermoGenesis Corp. *                   28,700       104,468
Varian Medical Systems, Inc. *           2,700       128,763
Vnus Medical Technologies *             15,800       158,316
                                                  ---------------
                                                  13,350,691
INSURANCE 2.3%
-----------------------------------------------------------------
Brown & Brown, Inc.                     91,300     2,469,665
First Acceptance Corp. *                17,940       187,832
United Fire & Casualty Co.                 117         4,110
White Mountains Insurance Group
  Ltd.                                   3,811     2,158,932
Willis Group Holdings Ltd.              64,990     2,572,304
                                                  ---------------
                                                   7,392,843
IT HARDWARE 7.2%
-----------------------------------------------------------------
ADTRAN, Inc.                            53,875     1,311,856
Advanced Micro Devices, Inc. *          95,020     1,240,961
Altera Corp. *                         142,166     2,841,898
Bookham, Inc. *                         25,300        57,431
California Micro Devices Corp. *           210           983
Carrier Access Corp. *                  14,785        75,551
Comarco, Inc. *                          7,730        70,343
DDi Corp. *                             19,068       130,425
EFJ, Inc. *                             17,500        93,450
Energy Conversion Devices, Inc. *       30,600     1,069,164
Foundry Networks, Inc. *               110,656     1,501,602
Ikanos Communications, Inc. *           20,600       160,062
Intervoice, Inc. *                      38,200       253,648
Itron, Inc. *                           22,490     1,462,750
IXYS Corp. *                            27,504       281,366
KLA-Tencor Corp.                        30,700     1,636,924
Kulicke and Soffa Industries,
  Inc. *                                52,049       481,453
Leadis Technology, Inc. *               13,400        53,600
Metalink Ltd. *                          2,600        17,524
Microchip Technology, Inc.              49,091     1,744,203
Nam Tai Electronics, Inc.               22,494       291,297
Nanometrics, Inc. *                     17,985       120,500
National Semiconductor Corp.             6,790       163,911
Netlogic Microsystems, Inc. *              100         2,662
Novatel Wireless, Inc. *                 2,813        45,121
O2Micro International Ltd. -- ADR
  *                                     26,910       212,589
OmniVision Technologies, Inc. *         33,300       431,568
Plexus Corp. *                          44,600       764,890
Power-One, Inc. *                       68,360       391,019
Powerwave Technologies, Inc. *          80,000       455,200
Rackable Systems, Inc. *                26,829       455,288
Rambus, Inc. *                          81,915     1,740,694
RELM Wireless Corp. *                      360         1,440
Sigmatel, Inc. *                        31,300        98,282
Silicon Laboratories, Inc. *            10,600       317,152
Sparton Corp. *                          1,000         8,160
Staktek Holdings, Inc. *                16,070        52,228
Synaptics, Inc. *                       22,780       582,712
Teradyne, Inc. *                       156,400     2,586,856
Universal Display Corp. *                4,800        72,432
Virage Logic Corp. *                    10,521        76,488
Vyyo, Inc. *                             6,500        53,365
Xilinx, Inc.                             1,940        49,916
                                                  ---------------
                                                  23,458,964

                                                            See financial notes.
 126  Laudus Funds Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                              SHARES          ($)
LAND & WATER TRANSPORTATION 2.2%
-----------------------------------------------------------------
Arkansas Best Corp.                      1,780        63,279
Con-way, Inc.                           40,800     2,033,472
Forward Air Corp.                       12,800       420,864
Genesee & Wyoming, Inc., Class A
  *                                     34,600       920,706
Heartland Express, Inc.                 43,995       698,641
Landstar System, Inc.                    1,617        74,123
Marten Transport Ltd. *                  1,500        23,820
Quality Distribution, Inc. *             9,332        80,722
Rural/Metro Corp. *                     23,200       175,160
Sirva, Inc. *                           23,300        83,181
The Greenbrier Cos., Inc.               11,380       303,846
Trailer Bridge, Inc. *                  12,900       113,391
USA Truck, Inc. *                        6,283        97,638
YRC Worldwide, Inc. *                   51,402     2,067,388
                                                  ---------------
                                                   7,156,231
MAINFRAME & MINICOMPUTERS 0.5%
-----------------------------------------------------------------
Palm, Inc. *                            88,500     1,604,505
METAL PRODUCTS & MACHINERY 4.4%
-----------------------------------------------------------------
Actuant Corp., Class A                  26,600     1,351,546
Blount International, Inc. *            35,340       439,983
Briggs & Stratton Corp.                 44,950     1,386,707
Bucyrus International, Inc.,
  Class A                                  206        10,609
Columbus McKinnon Corp. *               17,300       387,347
Drew Industries, Inc. *                 12,900       369,972
Environmental Tectonics Corp. *          5,200        19,968
Flow International Corp. *               6,196        66,545
Freightcar America, Inc.                11,200       539,504
Joy Global, Inc.                        42,642     1,829,342
Omega Flex, Inc. *                       1,810        40,852
Pentair, Inc.                           72,900     2,271,564
Plug Power, Inc. *                      36,700       115,972
The Black & Decker Corp.                33,800     2,758,756
Ultralife Batteries, Inc. *             12,800       138,240
Zebra Technologies Corp., Class A
  *                                     64,000     2,471,040
                                                  ---------------
                                                  14,197,947
MISCELLANEOUS FINANCE 2.4%
-----------------------------------------------------------------
Calamos Asset Management, Inc.,
  Class A                               20,963       467,894
E*TRADE Financial Corp. *               92,728     1,967,688
GAMCO Investors, Inc., Class A              90         3,900
Jefferies Group, Inc.                   88,790     2,570,471
Nasdaq Stock Market, Inc. *             70,906     2,085,345
optionsXpress Holdings, Inc.             1,865        43,902
Sanders Morris Harris Group,
  Inc.                                  13,300       141,645
Stifel Financial Corp. *                    70         3,101
Thomas Weisel Partners Group,
  Inc. *                                 7,400       140,748
W.P. Stewart & Co., Ltd.                45,400       457,178
                                                  ---------------
                                                   7,881,872
OIL & COAL RESOURCES 2.9%
-----------------------------------------------------------------
Atlas America, Inc. *                    7,595       429,042
Carrizo Oil & Gas, Inc. *                3,092       108,096
Clayton Williams Energy, Inc. *          5,627       159,638
CREDO Petroleum Corp. *                    160         2,181

                                    NUMBER OF        VALUE
SECURITY                              SHARES          ($)
Delta Petroleum Corp. *                 48,000     1,102,080
Double Eagle Petroleum Co. *             3,900        70,239
Edge Petroleum Corp. *                  18,600       232,872
Encore Acquisition Co. *                30,521       738,303
Foundation Coal Holdings, Inc.           8,040       276,094
FX Energy, Inc. *                       35,300       267,574
Infinity Energy Resources, Inc. *          350         1,186
Massey Energy Co.                       17,300       415,027
Pogo Producing Co.                      51,600     2,481,960
Quicksilver Resources, Inc. *           44,300     1,761,811
Southwestern Energy Co. *               19,700       807,306
Warren Resources, Inc. *                42,646       555,677
                                                  ---------------
                                                   9,409,086
OIL DISTRIBUTION 1.3%
-----------------------------------------------------------------
Alon USA Energy, Inc.                    1,855        67,151
Cheniere Energy, Inc. *                 42,400     1,320,760
Kinder Morgan Management, LLC *         55,218     2,829,370
                                                  ---------------
                                                   4,217,281
OIL DRILLING & SERVICES 0.8%
-----------------------------------------------------------------
Parker Drilling Co. *                    2,130        20,001
Patterson-UTI Energy, Inc.             106,587     2,391,812
TGC Industries, Inc. *                  17,100       147,231
                                                  ---------------
                                                   2,559,044
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.6%
-----------------------------------------------------------------
Ampex Corp., Class A *                     580        11,467
Avid Technology, Inc. *                 23,600       823,168
Dot Hill Systems Corp. *                 6,120        22,338
Echelon Corp. *                         24,800       261,392
FalconStor Software, Inc. *                139         1,448
Immersion Corp. *                       25,550       230,461
Intermec, Inc. *                         4,910       109,689
Lexmark International, Inc.,
  Class A *                              5,770       337,314
Mobility Electronics, Inc. *            20,500        63,755
X-Rite, Inc.                             7,890       102,176
                                                  ---------------
                                                   1,963,208
PUBLISHING, BROADCASTING & CINEMA 3.0%
-----------------------------------------------------------------
Acco Brands Corp. *                      6,640       159,958
Central European Media
  Enterprises Ltd., Class A *              339        30,001
CKX, Inc. *                             20,900       231,990
DreamWorks Animation SKG, Inc.,
  Class A *                             10,232       312,895
Nexstar Broadcasting Group, Inc.,
  Class A *                             10,262        98,618
R.H. Donnelley Corp. *                  40,050     2,839,144
Sun-Times Media Group, Inc.,
  Class A                               41,418       205,433
The Interpublic Group of Cos.,
  Inc. *                               189,280     2,330,037
The New York Times Co., Class A         61,000     1,434,110
XM Satellite Radio Holdings,
  Inc., Class A *                      156,034     2,015,959
Young Broadcasting, Inc., Class A
  *                                      3,146        12,710
                                                  ---------------
                                                   9,670,855

See financial notes.
                                                Laudus Funds Annual Report   127

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                              SHARES          ($)
REAL ESTATE DEVELOPMENT 0.5%
-----------------------------------------------------------------
Consolidated-Tomoka Land Co.             5,500       414,975
Forest City Enterprises, Inc.,
  Class A                               11,780       779,600
Levitt Corp., Class A                   16,800       156,408
Tejon Ranch Co. *                        4,700       222,310
The St. Joe Co.                          1,000        52,310
                                                  ---------------
                                                   1,625,603
REAL ESTATE INVESTMENT TRUSTS 8.2%
-----------------------------------------------------------------
Alexandria Real Estate Equities,
  Inc.                                   8,480       851,137
AMB Property Corp.                      14,200       834,818
Apartment Investment & Management
  Co., Class A                          27,949     1,612,378
BRE Properties, Class A                 39,709     2,507,623
Camden Property Trust                   36,240     2,548,034
Developers Diversified Realty
  Corp.                                 48,850     3,072,665
EastGroup Properties, Inc.               1,960       100,019
Essex Property Trust, Inc.                  86        11,135
FelCor Lodging Trust, Inc.               8,230       213,733
First Industrial Realty Trust,
  Inc.                                  13,443       608,968
General Growth Properties, Inc.            840        54,239
Glimcher Realty Trust                   32,440       876,529
Kilroy Realty Corp.                     25,580     1,886,525
Plum Creek Timber Co., Inc.             74,800     2,948,616
Regency Centers Corp.                   32,000     2,673,600
UDR, Inc.                               86,114     2,636,811
Ventas, Inc.                            51,600     2,173,908
Washington Real Estate Investment
  Trust                                 31,100     1,163,762
                                                  ---------------
                                                  26,774,500
RESTAURANTS, HOTELS & THEATERS 3.1%
-----------------------------------------------------------------
AMERCO *                                 9,141       639,779
Applebee's International, Inc.              94         2,329
Boyd Gaming Corp.                       17,230       820,837
Buca, Inc. *                            12,779        70,284
Isle of Capri Casinos, Inc. *           15,880       406,846
Magna Entertainment Corp., Class
  A *                                   15,200        55,328
MoneyGram International, Inc.           74,095     2,056,877
Nevada Gold & Casinos, Inc. *           11,200        22,512
P.F. Chang's China Bistro, Inc. *       15,300       640,764
Peet's Coffee & Tea, Inc. *              8,570       236,703
Red Robin Gourmet Burgers, Inc. *       10,556       409,784
Regal Entertainment Group, Class
  A                                     60,450     1,201,142
Ruth's Chris Steak House, Inc. *         5,900       120,124
Scientific Games, Corp., Class A
  *                                     63,200     2,074,856
Six Flags, Inc. *                       45,170       271,472
Texas Roadhouse, Inc., Class A *        13,918       198,331
The Cheesecake Factory, Inc. *          20,381       543,154
Triarc Cos., Inc., Class B              12,140       208,687
Westwood One, Inc.                       8,630        59,288
                                                  ---------------
                                                  10,039,097
RETAIL 5.0%
-----------------------------------------------------------------
99 Cents Only Stores *                  37,610       553,995
Advance Auto Parts, Inc.                   200         7,710
Amazon.com, Inc. *                      69,000     2,745,510

                                    NUMBER OF        VALUE
SECURITY                              SHARES          ($)
Borders Group, Inc.                     56,400     1,151,688
Celebrate Express, Inc. *                5,900        52,333
Chico's FAS, Inc. *                     12,800       312,704
Design Within Reach, Inc. *              5,000        28,700
Dollar General Corp.                    27,000       571,050
Guitar Center, Inc. *                    7,400       333,888
MarineMax, Inc. *                          800        18,532
New York & Co., Inc. *                   8,800       138,952
Pacific Sunwear of California,
  Inc. *                                65,200     1,358,116
PetMed Express, Inc. *                  18,600       220,410
Pier 1 Imports, Inc.                    84,600       584,586
The Finish Line, Inc., Class A          38,400       483,840
The Pantry, Inc. *                      21,700       981,274
The Pep Boys-Manny, Moe & Jack          51,800       988,862
Tiffany & Co.                           48,621     2,211,283
Tractor Supply Co. *                     9,500       489,250
United Retail Group, Inc. *             14,100       169,482
Urban Outfitters, Inc. *                91,100     2,415,061
Whole Foods Market, Inc.                 5,974       267,934
                                                  ---------------
                                                  16,085,160
SOFTWARE 7.0%
-----------------------------------------------------------------
Accelrys, Inc. *                         1,710        10,910
Activision, Inc. *                     161,640     3,061,462
Affiliated Computer Services,
  Inc., Class A *                        2,600       153,088
Aptimus, Inc. *                          5,800        19,720
Astea International, Inc. *              1,500         8,370
Autodesk, Inc. *                        65,305     2,455,468
Blackboard, Inc. *                         754        25,357
Citrix Systems, Inc. *                     180         5,765
Cogent, Inc. *                          34,380       462,411
Computer Programs and Systems,
  Inc.                                   9,100       244,062
Concur Technologies, Inc. *             31,700       553,482
Emageon, Inc. *                         14,000       154,000
eResearch Technology, Inc. *            33,400       262,524
Global Payments, Inc.                    8,400       286,104
Internet Capital Group, Inc. *           3,640        38,948
Kronos, Inc. *                          28,080     1,502,280
Mercury Computer Systems, Inc. *        17,300       239,951
NAVTEQ Corp. *                          74,600     2,573,700
Net 1 UEPS Technologies, Inc. *         45,179     1,124,053
Online Resources Corp. *                 2,467        28,296
Opsware, Inc. *                          3,300        23,925
PlanetOut, Inc. *                       14,500        49,300
Q-Med, Inc. *                           15,286        67,717
Red Hat, Inc. *                          6,020       138,039
RightNow Technologies, Inc. *           15,390       252,088
Salesforce.com, Inc. *                  30,230     1,294,449
SM&A *                                   1,329         9,436
SRA International, Inc., Class A
  *                                     24,500       596,820
Streamline Health Solutions *           10,100        42,622
SupportSoft, Inc. *                     12,600        71,064
Take-Two Interactive Software,
  Inc. *                                61,500     1,238,610
The BISYS Group, Inc. *                105,761     1,212,021
Transaction Systems Architects,
  Inc. *                                36,400     1,178,996
Unisys Corp. *                             273         2,301
VeriSign, Inc. *                       115,907     2,911,584

                                                            See financial notes.
 128  Laudus Funds Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                              SHARES          ($)
Visicu, Inc. *                           7,800        60,840
Websense, Inc. *                         9,510       218,635
WebSideStory, Inc. *                    17,800       230,510
                                                  ---------------
                                                  22,808,908
TEXTILES & APPAREL 1.1%
-----------------------------------------------------------------
Ashworth, Inc. *                        14,494       109,720
K-Swiss, Inc., Class A                  24,100       651,182
Phoenix Footwear Group, Inc. *           1,780         8,099
The Timberland Co., Class A *           47,800     1,244,234
Under Armour, Inc. *                    19,400       995,220
Volcom, Inc. *                          11,756       403,936
                                                  ---------------
                                                   3,412,391
WHOLESALE 2.3%
-----------------------------------------------------------------
BlueLinx Holdings, Inc.                 10,800       113,312
Brightpoint, Inc. *                     49,100       561,704
Central European Distribution
  Corp. *                               28,700       835,457

                                    NUMBER OF        VALUE
SECURITY                              SHARES          ($)
H&E Equipment Services, Inc. *          12,000       258,000
Lazare Kaplan International, Inc.
  *                                      8,740        70,444
Nash Finch Co.                              12           413
Owens & Minor, Inc.                        990        36,363
Patterson Cos., Inc. *                  71,100     2,523,339
UAP Holding Corp.                       33,679       870,602
WESCO International, Inc. *             36,360     2,282,681
                                                  ---------------
                                                   7,552,315
                                                  ---------------
TOTAL SHORT SALES
  (PROCEEDS $305,578,183)                         303,890,759
-----------------------------------------------------------------
END OF SHORT SALE POSITIONS.

 * Non-income producing security.

(b) Fair-valued by Management.

ADR -- American Depositary Receipt

See financial notes.
                                                Laudus Funds Annual Report   129

Financial Statements

Statement of Assets and Liabilities as of 3/31/07

                                                                LAUDUS ROSENBERG    LAUDUS ROSENBERG    LAUDUS ROSENBERG
                                                                   U.S. LARGE          U.S. LARGE          U.S. LARGE
                                                                 CAPITALIZATION      CAPITALIZATION      CAPITALIZATION
                                                                      FUND            GROWTH FUND          VALUE FUND
                                                                ----------------    ----------------    ----------------
ASSETS:
Total investments, at cost(1)...............................      $ 92,244,139        $69,070,731          $5,574,417
                                                                  ============        ===========          ==========
Investments, at value(1)....................................      $104,326,475        $77,114,283          $6,576,131
Repurchase agreements, at amortized cost....................            40,000                 --                  --
                                                                  ------------        -----------          ----------
   Total Investments........................................       104,366,475         77,114,283           6,576,131
                                                                  ------------        -----------          ----------
Deposits with broker and custodian bank for securities sold
short.......................................................                --                 --                  --
Collateral invested for securities on loan..................                --          6,243,025                  --
Cash........................................................             3,767                 --                  --
Foreign currency, at value(2)...............................                --                 --                  --
Unrealized gain on foreign currency contracts...............                --                 --                  --
Dividends and interest receivable...........................            91,651             68,376               8,973
Receivable for fund shares sold.............................            68,267             86,600               1,989
Receivable for securities sold short........................                --                 --                  --
Receivable for investments sold.............................         1,605,088          2,486,146           1,629,254
Reclaims receivable.........................................                --                 --                  --
Receivable from Adviser.....................................                --                 --               9,423
Prepaid expenses............................................             5,509              3,271                 418
                                                                  ------------        -----------          ----------
   Total Assets.............................................       106,140,757         86,001,701           8,226,188
                                                                  ------------        -----------          ----------
LIABILITIES:
Securities sold short, proceeds.............................      $         --        $        --          $       --
                                                                  ============        ===========          ==========
Securities sold short.......................................                --                 --                  --
Unrealized loss on foreign currency contracts...............                --                 --                  --
Payable to custodian........................................                --          1,229,310           1,557,904
Payable for fund shares redeemed............................            21,733             35,750                  --
Payable for cover securities sold short.....................                --                 --                  --
Payable for investments purchased...........................           999,755            678,439              48,437
Collateral held for securities on loan......................                --          6,243,025                  --
Accrued expenses and other liabilities:
 Trustees' retirement plan..................................             4,728              1,237                 157
 Dividends payable on securities sold short.................                --                 --                  --
 Adviser fees...............................................            74,236             48,880                  --
 Transfer agent fees........................................             1,510              1,305               1,277
 Distribution and shareholder service fees..................             2,982                560                 108
 Trustees' fees.............................................               810                439                 570
 Administration and fund accounting fee.....................             4,731              3,624               3,091
 Other accrued expenses.....................................            35,725             36,274              15,895
                                                                  ------------        -----------          ----------
   Total Liabilities........................................         1,146,210          8,278,843           1,627,439
                                                                  ------------        -----------          ----------
NET ASSETS..................................................      $104,994,547        $77,722,858          $6,598,749
                                                                  ============        ===========          ==========
NET ASSETS CONSIST OF:
Capital.....................................................      $ 86,887,795        $71,710,252          $5,056,253
Undistributed net investment income/(loss)..................           163,419             61,427              20,127
Accumulated net realized gains/(losses) on investments......         5,820,997         (2,092,373)            520,655
Net unrealized appreciation/(depreciation) on investments...        12,122,336          8,043,552           1,001,714
                                                                  ------------        -----------          ----------
NET ASSETS..................................................      $104,994,547        $77,722,858          $6,598,749
                                                                  ============        ===========          ==========
INSTITUTIONAL SHARES:
Net Assets..................................................      $ 94,921,017        $75,481,115          $6,058,297
Shares Outstanding..........................................         7,187,870          7,729,953             475,434
Net Asset Value, Offering Price and Redemption Price per
Share.......................................................      $      13.21        $      9.76          $    12.74
                                                                  ============        ===========          ==========
ADVISER SHARES:
Net Assets..................................................      $         --        $        --          $       --
Shares Outstanding..........................................                --                 --                  --
Net Asset Value, Offering Price and Redemption Price per
Share.......................................................      $         --        $        --          $       --
                                                                  ============        ===========          ==========
INVESTOR SHARES:
Net Assets..................................................      $ 10,073,530        $ 2,241,743          $  540,452
Shares Outstanding..........................................           762,330            228,090              42,557
Net Asset Value, Offering Price and Redemption Price per
Share.......................................................      $      13.21        $      9.83          $    12.70
                                                                  ============        ===========          ==========

(1) Includes securities on loan for Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund and Laudus Rosenberg International Small Capitalization Fund of $6,102,606, $70,971,484, $88,385,432 and $139,234,977
    respectively.

(2) Foreign currency at cost for Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund was $1,110,333, $1,137,755, $13,156,595, and
    $5,030,634, respectively.

                         See the accompanying notes to the financial statements. 130 Laudus Funds Annual Report

Financial Statements--Statement of Assets and Liabilities continued

                                                                                LAUDUS ROSENBERG   LAUDUS ROSENBERG
                       LAUDUS ROSENBERG                                          INTERNATIONAL      U.S. LARGE/MID
    LAUDUS ROSENBERG      U.S. SMALL      LAUDUS ROSENBERG   LAUDUS ROSENBERG        SMALL          CAPITALIZATION
     U.S. DISCOVERY     CAPITALIZATION     INTERNATIONAL      INTERNATIONAL      CAPITALIZATION       LONG/SHORT
          FUND               FUND           EQUITY FUND       DISCOVERY FUND          FUND           EQUITY FUND
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
     $  768,555,449     $  768,397,335      $107,410,263       $61,530,505       $1,563,357,595      $16,586,992
     ==============     ==============      ============       ===========       ==============      ===========
     $  928,439,355     $1,010,613,511      $127,031,334       $68,779,730       $1,873,438,314      $18,495,591
          7,521,000            501,000                --           983,000           33,108,000          692,469
     --------------     --------------      ------------       -----------       --------------      -----------
        935,960,355      1,011,114,511       127,031,334        69,762,730        1,906,546,314       19,188,060
     --------------     --------------      ------------       -----------       --------------      -----------
                 --                 --                --                --                   --       18,463,415
         72,805,635         90,803,224                --                --          146,492,602               --
          1,156,595                946                --             3,665                  343               --
                 --                 --         1,112,978         1,139,637           13,214,467               --
                 --                 --                --                --                   --               --
            813,622          1,049,340           579,658           239,979            6,018,382           52,932
          1,080,632          1,755,383           351,829           118,010            4,098,902          127,073
                 --                 --                --                --                   --               --
          7,649,034         16,062,374         6,414,290           864,631           20,628,120          659,257
                 --                 --            22,810             4,432              193,294               --
                 --                 --                --                --                   --               --
             50,946             62,319             5,873             2,195               86,703            1,508
     --------------     --------------      ------------       -----------       --------------      -----------
      1,019,516,819      1,120,848,097       135,518,772        72,135,279        2,097,279,127       38,492,245
     --------------     --------------      ------------       -----------       --------------      -----------
     $           --     $           --      $         --       $        --       $           --      $18,328,050
     ==============     ==============      ============       ===========       ==============      ===========
                 --                 --                --                --                   --      $18,323,387
                 --                 --             2,517                --                   --               --
                 --                 --         5,057,050                --                   --               --
            340,033            947,939               989            37,837            1,482,592           14,812
                 --                 --                --                --                   --               --
         10,179,892          9,798,597           464,793         1,289,285           16,039,517          753,103
         72,805,635         90,803,224                --                --          146,492,602               --
             38,727            117,362             3,214               395               69,896            2,317
                 --                 --                --                --                   --           23,079
            710,939            806,596           125,947            36,071            1,515,097           10,387
              6,129              6,541             1,469             1,342               15,751            1,851
             85,356            162,926            18,368            10,758              308,775            1,499
              1,034              1,305               623               579                1,180              599
              7,009              7,483             6,309             5,939               12,926            3,218
            112,156            166,483            28,439             8,475              349,123           34,735
     --------------     --------------      ------------       -----------       --------------      -----------
         84,286,910        102,818,456         5,709,718         1,390,681          166,287,459       19,168,987
     --------------     --------------      ------------       -----------       --------------      -----------
     $  935,229,909     $1,018,029,641      $129,809,054       $70,744,598       $1,930,991,668      $19,323,258
     ==============     ==============      ============       ===========       ==============      ===========
     $  749,201,862     $  720,292,467      $105,155,093       $59,702,610       $1,473,923,391      $18,431,312
            (24,032)           (57,016)          327,367           245,660            9,402,286          153,264
         18,647,173         55,077,014         4,699,984         2,560,867          104,396,692       (1,867,049)
        167,404,906        242,717,176        19,626,610         8,235,461          343,269,299        2,605,731
     --------------     --------------      ------------       -----------       --------------      -----------
     $  935,229,909     $1,018,029,641      $129,809,054       $70,744,598       $1,930,991,668      $19,323,258
     ==============     ==============      ============       ===========       ==============      ===========
     $  718,185,259     $  699,920,974      $ 68,398,249       $19,173,027       $1,048,829,039      $10,175,728
         36,264,729         55,689,888         5,036,378         1,591,624           46,265,419          838,115
     $        19.80     $        12.57      $      13.58       $     12.05       $        22.67      $     12.14
     ==============     ==============      ============       ===========       ==============      ===========
     $           --     $   48,923,481      $         --       $        --       $           --      $        --
                 --          3,962,805                --                --                   --               --
     $           --     $        12.35      $         --       $        --       $           --      $        --
     ==============     ==============      ============       ===========       ==============      ===========
     $  217,044,650     $  269,185,186      $ 61,410,805       $51,571,571       $  882,162,629      $ 9,147,530
         11,081,982         22,020,508         4,534,827         4,285,090           39,416,530          750,454
     $        19.59     $        12.22      $      13.54       $     12.04       $        22.38      $     12.19
     ==============     ==============      ============       ===========       ==============      ===========


     LAUDUS ROSENBERG    LAUDUS ROSENBERG
     GLOBAL LONG/SHORT   VALUE LONG/SHORT
        EQUITY FUND        EQUITY FUND
     -----------------   ----------------
        $18,233,114        $265,909,634
        ===========        ============
        $19,881,016        $302,181,168
          1,180,359          18,114,959
        -----------        ------------
         21,061,375         320,296,127
        -----------        ------------
         14,388,573         303,267,401
                 --                  --
                 --                  --
          5,110,977                  --
              2,964                  --
             69,871             736,235
             57,573           1,513,576
            143,715           7,237,339
            512,068           6,782,988
             24,248                  --
                 --                  --
                444              15,655
        -----------        ------------
         41,371,808         639,849,321
        -----------        ------------
        $18,939,163        $305,578,183
        ===========        ============
         19,721,130         303,890,759
             86,567                  --
            185,166                  --
             37,210             666,279
            220,981           5,111,573
            341,145           4,317,495
                 --                  --
              2,163              14,677
             39,826             329,120
             27,838             409,038
              1,607               3,800
              2,129              22,517
                581                 829
              9,164               6,548
             36,235              81,572
        -----------        ------------
         20,711,742         314,854,207
        -----------        ------------
        $20,660,066        $324,995,114
        ===========        ============
        $19,104,531        $353,049,909
            228,620           1,212,644
           (716,263)        (85,341,356)
          2,043,178          56,073,917
        -----------        ------------
        $20,660,066        $324,995,114
        ===========        ============
        $17,004,700        $260,595,548
          1,390,939          24,247,756
        $     12.23        $      10.75
        ===========        ============
        $        --        $         --
                 --                  --
        $        --        $         --
        ===========        ============
        $ 3,655,366        $ 64,399,566
            301,533           6,059,779
        $     12.12        $      10.63
        ===========        ============

See the accompanying notes to the financial statements.
                                                Laudus Funds Annual Report   131

Financial Statements

Statement of Operations for the year ended 3/31/07

                                                     LAUDUS ROSENBERG    LAUDUS ROSENBERG    LAUDUS ROSENBERG
                                                        U.S. LARGE          U.S. LARGE          U.S. LARGE       LAUDUS ROSENBERG
                                                      CAPITALIZATION      CAPITALIZATION      CAPITALIZATION      U.S. DISCOVERY
                                                           FUND            GROWTH FUND          VALUE FUND             FUND
                                                     ----------------    ----------------    ----------------    ----------------
INVESTMENT INCOME:
  Dividends(1)...................................      $ 1,682,443         $   710,278          $ 162,609          $10,000,622
  Interest.......................................           60,263              38,531              3,290              455,646
  Securities lending.............................               --               6,024                 --              280,700
                                                       -----------         -----------          ---------          -----------
  Total investment income........................        1,742,706             754,833            165,899           10,736,968
                                                       -----------         -----------          ---------          -----------
EXPENSES:
  Adviser fees...................................          722,534             440,259             56,360            8,486,860
  Distribution and shareholder service fees
    (Investor Shares)............................           25,202               5,029              1,070              639,781
  Service fees (Adviser Shares)..................               --                  --                 --                   --
  Professional fees..............................           49,520              42,238             20,944              116,882
  Custodian fees.................................           35,009              11,408              4,491               69,104
  Overdraft charges..............................            7,430                 228                115               31,452
  Fund accounting and administration fees........           37,669              41,366             34,363               73,088
  Registration and filing fees...................           42,295              45,848             38,789               93,966
  Sub-accounting fees (Investor Shares)..........           12,409               2,430                606              334,405
  Shareholder report fee.........................           17,318              10,867              1,218              152,242
  Transfer agent fees............................           19,490              16,108             15,644              107,785
  Trustees' fees.................................            4,877               6,252              4,196               17,143
  Trustees' retirement plan......................              609                 363                 48                6,012
  Recouped by adviser............................           32,605               2,112                 74                   --
  Dividend expense for securities sold short.....               --                  --                 --                   --
  Other expenses.................................            4,548               1,426              1,492               19,883
                                                       -----------         -----------          ---------          -----------
    Total expenses before custody credits and
      waivers/reimbursements.....................        1,011,515             625,934            179,410           10,148,603
    Less custody credits.........................              (19)                (17)               (18)                (109)
    Less expenses waived/reimbursed by the
      Adviser(2).................................          (20,097)            (38,530)          (103,613)             (26,377)
                                                       -----------         -----------          ---------          -----------
    Net expenses.................................          991,399             587,387             75,779           10,122,117
                                                       -----------         -----------          ---------          -----------
  NET INVESTMENT INCOME..........................          751,307             167,446             90,120              614,851
                                                       -----------         -----------          ---------          -----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON
  INVESTMENTS
  Net realized gains/(losses) on securities and
    foreign currency transactions................        6,522,821          (1,019,951)           667,997           42,825,956
  Net realized losses on securities sold short...               --                  --                 --                   --
  Change in unrealized
    appreciation/(depreciation) on investments...        3,731,397           4,581,034            206,286            4,928,724
                                                       -----------         -----------          ---------          -----------
  NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON
    INVESTMENTS..................................       10,254,218           3,561,083            874,283           47,754,680
                                                       -----------         -----------          ---------          -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS...      $11,005,525         $ 3,728,529          $ 964,403          $48,369,531
                                                       ===========         ===========          =========          ===========

(*) For the period May 31, 2006 (commencement of operations) through March 31,
    2007.

(1) Net of foreign withholding tax for Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/ Short Equity Fund was $27, $181,187 $92,569, $2,875,885, and $31,711, respectively.

(2) Includes reimbursement of sub-accounting fees on Investor Shares.

                         See the accompanying notes to the financial statements. 132 Laudus Funds Annual Report

Financial Statements--Statement of Operations continued

                                                             LAUDUS ROSENBERG   LAUDUS ROSENBERG
    LAUDUS ROSENBERG                                          INTERNATIONAL      U.S. LARGE/MID    LAUDUS ROSENBERG
       U.S. SMALL      LAUDUS ROSENBERG   LAUDUS ROSENBERG        SMALL          CAPITALIZATION         GLOBAL
     CAPITALIZATION     INTERNATIONAL      INTERNATIONAL      CAPITALIZATION       LONG/SHORT         LONG/SHORT
          FUND           EQUITY FUND      DISCOVERY FUND*          FUND           EQUITY FUND        EQUITY FUND
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
     $  11,159,907       $ 2,565,865        $ 1,059,707        $ 35,156,979       $   409,507        $   502,158
           399,149            98,619             65,443             916,148         1,364,595          1,042,744
           540,021                --                 --           1,345,979                --                 --
     -------------       -----------        -----------        ------------       -----------        -----------
        12,099,077         2,664,484          1,125,150          37,419,106         1,774,102          1,544,902
     -------------       -----------        -----------        ------------       -----------        -----------
        10,332,828           864,393            469,113          15,538,325           278,672            494,486
           713,458           128,048             85,588           1,985,119            29,269             18,981
           121,370                --                 --                  --                --                 --
           112,757            55,149             22,449             181,293            48,738             43,824
            86,628           101,792            154,750           1,018,370            16,605             31,021
            47,855               160              1,200              61,073                --                 --
            38,333            75,362             55,300             199,030            34,000            106,103
            54,517            45,657             31,981             136,737            39,189             31,541
           295,039            57,383             49,656             927,368            12,934              8,250
           189,541            19,071              7,563             263,703             4,073              1,257
            81,069            21,588             15,200             259,456            25,075             19,571
            28,423             6,215              7,477              29,242             6,239              4,582
             7,365               629                349              10,103               182                216
                --           216,860                 22                  --             5,160             11,774
                --                --                 --                  --           400,088            470,253
           (61,671)          (40,232)             4,053              20,284             1,285               (353)
     -------------       -----------        -----------        ------------       -----------        -----------
        12,047,512         1,552,075            904,701          20,630,103           901,509          1,241,506
              (554)              (12)            (4,288)             (2,684)               --                 --
                --           (35,568)          (167,493)                 --          (120,745)           (92,459)
     -------------       -----------        -----------        ------------       -----------        -----------
        12,046,958         1,516,495            732,920          20,627,419           780,764          1,149,047
     -------------       -----------        -----------        ------------       -----------        -----------
            52,119         1,147,989            392,230          16,791,687           993,338            395,855
     -------------       -----------        -----------        ------------       -----------        -----------
       150,336,455         6,877,363          2,870,405         208,560,905         3,242,455            917,421
                --                --                 --                  --        (2,648,980)           (87,831)
      (145,392,179)       11,549,757          8,235,461          82,283,173          (363,200)        (1,068,460)
     -------------       -----------        -----------        ------------       -----------        -----------
         4,944,276        18,427,120         11,105,866         290,844,078           230,275           (238,870)
     -------------       -----------        -----------        ------------       -----------        -----------
     $   4,996,395       $19,575,109        $11,498,096        $307,635,765       $ 1,223,613        $   156,985
     =============       ===========        ===========        ============       ===========        ===========


     LAUDUS ROSENBERG
          VALUE
        LONG/SHORT
       EQUITY FUND
     ----------------
       $  2,725,914
         13,692,103
                 --
       ------------
         16,418,017
       ------------
          4,327,917
            168,325
                 --
             68,970
             89,785
                 --
             73,836
             79,128
             59,341
             49,859
             55,876
             11,908
              1,818
             24,328
          3,813,316
                385
       ------------
          8,824,792
                 --
             (2,516)
       ------------
          8,822,276
       ------------
          7,595,741
       ------------
         17,740,743
        (38,074,847)
         22,006,563
       ------------
          1,672,459
       ------------
       $  9,268,200
       ============

See the accompanying notes to the financial statements.
                                                Laudus Funds Annual Report   133

Financial Statements

Statement of Changes in Net Assets

                                                                      LAUDUS ROSENBERG               LAUDUS ROSENBERG
                                                                         U.S. LARGE                     U.S. LARGE
                                                                    CAPITALIZATION FUND         CAPITALIZATION GROWTH FUND
                                                                ----------------------------    ---------------------------
                                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                                 MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                                    2007            2006            2007           2006
                                                                ------------    ------------    ------------    -----------
OPERATIONS:
  Net investment income/(loss)..............................    $    751,307    $    360,927    $    167,446    $    48,395
  Net realized gains/(losses) from investments..............       6,522,821       4,948,673      (1,019,951)        27,807
  Change in unrealized appreciation/(depreciation) from
    investments.............................................       3,731,397       1,301,859       4,581,034      2,884,447
                                                                ------------    ------------    ------------    -----------
    Change in net assets resulting from operations..........      11,005,525       6,611,459       3,728,529      2,960,649
                                                                ------------    ------------    ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Institutional Shares....................................        (668,604)       (303,600)       (135,787)       (22,348)
    Adviser Shares..........................................              --              --              --             --
    Investor Shares.........................................         (40,997)        (42,138)             --             --
                                                                ------------    ------------    ------------    -----------
                                                                    (709,601)       (345,738)       (135,787)       (22,348)
                                                                ------------    ------------    ------------    -----------
  Net realized gains on investments
    Institutional Shares....................................      (3,045,475)     (3,529,019)             --             --
    Adviser Shares..........................................              --              --              --             --
    Investor Shares.........................................        (320,576)       (668,587)             --             --
                                                                ------------    ------------    ------------    -----------
                                                                  (3,366,051)     (4,197,606)             --             --
                                                                ------------    ------------    ------------    -----------
  Return of capital
    Institutional Shares....................................              --              --              --             --
    Adviser Shares..........................................              --              --              --             --
    Investor Shares.........................................              --              --              --             --
                                                                ------------    ------------    ------------    -----------
                                                                          --              --              --             --
                                                                ------------    ------------    ------------    -----------
    Change in net assets resulting from distributions.......      (4,075,652)     (4,543,344)       (135,787)       (23,348)
                                                                ------------    ------------    ------------    -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued
    Institutional Shares....................................      58,578,093      26,291,073      36,913,996     39,279,438
    Adviser Shares..........................................              --              --              --             --
    Investor Shares.........................................       2,449,618       8,190,489       1,064,127        673,860
                                                                ------------    ------------    ------------    -----------
                                                                  61,027,711      34,481,562      37,978,123     39,953,298
                                                                ------------    ------------    ------------    -----------
  Distributions reinvested
    Institutional Shares....................................       2,813,571       3,546,531          54,198         23,347
    Adviser Shares..........................................              --              --              --             --
    Investor Shares.........................................         344,240         706,567              --             --
                                                                ------------    ------------    ------------    -----------
                                                                   3,157,811       4,253,098          54,198         23,347
                                                                ------------    ------------    ------------    -----------
  Value of shares redeemed
    Institutional Shares(1).................................     (27,058,789)    (21,993,309)     (9,389,918)    (2,637,973)
    Adviser Shares..........................................              --              --              --             --
    Investor Shares.........................................      (3,384,025)     (1,832,689)       (747,706)      (989,955)
                                                                ------------    ------------    ------------    -----------
                                                                 (30,442,814)    (23,825,998)    (10,137,624)    (3,627,928)
                                                                ------------    ------------    ------------    -----------
    Change in net assets from capital transactions..........      33,742,708      14,908,662      27,894,697     36,348,717
                                                                ------------    ------------    ------------    -----------
Change in net assets........................................      40,672,581      16,976,777      31,487,439     39,286,018
NET ASSETS:
  Beginning of period.......................................      64,321,966      47,345,189      46,235,419      6,949,401
                                                                ------------    ------------    ------------    -----------
  End of period.............................................    $104,994,547    $ 64,321,966    $ 77,722,858    $46,235,419
                                                                ============    ============    ============    ===========
Undistributed net investment income/(loss)..................    $    163,419    $    121,713    $     61,427    $    29,768
                                                                ============    ============    ============    ===========

* For the period May 2, 2005 (commencement of operations) through March 31,
  2006.

(1) Amounts for the Institutional Shares of the Laudus Rosenberg U.S. Discovery Fund included $37,419,391 for shares redeemed in-kind during the year ended March 31, 2006.

(2) This amount reflects a portion of the distribution made from realized gains which for tax purposes are reclassified as a return of capital.

                         See the accompanying notes to the financial statements. 134 Laudus Funds Annual Report

Financial Statements--Statements of Changes in Net Assets continued

         LAUDUS ROSENBERG
            U.S. LARGE                 LAUDUS ROSENBERG                 LAUDUS ROSENBERG                LAUDUS ROSENBERG
    CAPITALIZATION VALUE FUND         U.S. DISCOVERY FUND        U.S. SMALL CAPITALIZATION FUND    INTERNATIONAL EQUITY FUND
    --------------------------   -----------------------------   -------------------------------   --------------------------
    YEAR ENDED    PERIOD ENDED    YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED    YEAR ENDED
     MARCH 31,     MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,        MARCH 31,       MARCH 31,      MARCH 31,
       2007          2006*           2007            2006             2007             2006            2007          2006
    -----------   ------------   -------------   -------------   --------------   --------------   ------------   -----------
    $    90,120    $   99,135    $     614,851   $     194,636   $       52,119   $     (963,291)  $  1,147,989   $   379,616
        667,997       184,484       42,825,956      11,893,542      150,336,455      129,828,692      6,877,363     2,216,620
        206,286       795,428        4,928,724     127,182,922     (145,392,179)      88,529,661     11,549,757     4,491,113
    -----------    ----------    -------------   -------------   --------------   --------------   ------------   -----------
        964,403     1,079,047       48,369,531     139,271,100        4,996,395      217,395,062     19,575,109     7,087,349
    -----------    ----------    -------------   -------------   --------------   --------------   ------------   -----------
       (148,373)      (10,558)      (1,053,017)             --               --               --       (627,740)     (199,844)
             --            --               --              --               --               --             --            --
        (10,519)           --               --              --               --               --       (408,740)     (113,876)
    -----------    ----------    -------------   -------------   --------------   --------------   ------------   -----------
       (158,892)      (10,558)      (1,053,017)             --               --               --     (1,036,480)     (313,720)
    -----------    ----------    -------------   -------------   --------------   --------------   ------------   -----------
       (276,428)      (33,243)     (17,334,529)     (4,990,426)     (95,202,915)    (112,927,744)    (1,295,067)           --
             --            --               --              --       (5,940,043)      (5,842,269)            --            --
        (21,234)         (599)      (5,813,751)     (2,263,795)     (33,618,626)     (38,754,189)    (1,092,235)           --
    -----------    ----------    -------------   -------------   --------------   --------------   ------------   -----------
       (297,662)      (33,842)     (23,148,280)     (7,254,221)    (134,761,584)    (157,524,202)    (2,387,302)           --
    -----------    ----------    -------------   -------------   --------------   --------------   ------------   -----------
             --            --               --      (5,003,953)(2)             --             --             --            --
             --            --               --              --               --               --             --            --
             --            --               --      (2,269,931)(2)             --             --             --            --
    -----------    ----------    -------------   -------------   --------------   --------------   ------------   -----------
             --            --               --      (7,273,884)              --               --             --            --
    -----------    ----------    -------------   -------------   --------------   --------------   ------------   -----------
       (456,554)      (44,400)     (24,201,297)    (14,528,105)    (134,761,584)    (157,524,202)    (3,423,782)     (313,720)
    -----------    ----------    -------------   -------------   --------------   --------------   ------------   -----------
        321,271     5,730,362      168,801,668     419,607,853      118,380,094      117,465,558     48,370,879     2,808,525
             --            --               --              --       14,915,237       15,001,645             --            --
        702,787       203,857       71,671,762     224,972,095       59,760,279       53,810,720     48,191,782     8,369,324
    -----------    ----------    -------------   -------------   --------------   --------------   ------------   -----------
      1,024,058     5,934,219      240,473,430     644,579,948      193,055,610      186,277,923     96,562,661    11,177,849
    -----------    ----------    -------------   -------------   --------------   --------------   ------------   -----------
        419,345        43,801       17,849,454       9,736,549       88,113,447      105,856,770        746,719       199,754
             --            --               --              --        4,445,580        4,545,331             --            --
         28,972           599        5,684,793       4,524,500       27,639,151       32,837,156      1,436,598       113,797
    -----------    ----------    -------------   -------------   --------------   --------------   ------------   -----------
        448,317        44,400       23,534,247      14,261,049      120,198,178      143,239,257      2,183,317       313,551
    -----------    ----------    -------------   -------------   --------------   --------------   ------------   -----------
     (1,857,508)     (101,212)    (164,345,008)    (97,053,288)    (334,677,200)    (297,001,646)   (11,984,261)   (1,250,508)
             --            --               --              --      (14,904,487)     (12,610,680)            --            --
       (363,352)      (72,669)    (146,485,470)    (43,374,609)     (96,464,540)     (86,444,438)   (13,615,518)   (5,088,188)
    -----------    ----------    -------------   -------------   --------------   --------------   ------------   -----------
     (2,220,860)     (173,881)    (310,830,478)   (140,427,897)    (446,046,227)    (396,056,764)   (25,599,779)   (6,338,696)
    -----------    ----------    -------------   -------------   --------------   --------------   ------------   -----------
       (748,485)    5,804,738      (46,822,801)    518,413,100     (132,792,439)     (66,539,584)    73,146,199     5,152,704
    -----------    ----------    -------------   -------------   --------------   --------------   ------------   -----------
       (240,636)    6,839,385      (22,654,567)    643,156,095     (262,557,628)      (6,668,724)    89,297,526    11,926,333
      6,839,385            --      957,884,476     314,728,381    1,280,587,269    1,287,255,993     40,511,528    28,585,195
    -----------    ----------    -------------   -------------   --------------   --------------   ------------   -----------
    $ 6,598,749    $6,839,385    $ 935,229,909   $ 957,884,476   $1,018,029,641   $1,280,587,269   $129,809,054   $40,511,528
    ===========    ==========    =============   =============   ==============   ==============   ============   ===========
    $    20,127    $   88,899    $     (24,032)  $     (32,005)  $      (57,016)  $     (137,207)  $    327,367   $    84,630
    ===========    ==========    =============   =============   ==============   ==============   ============   ===========

See the accompanying notes to the financial statements.
                                                Laudus Funds Annual Report   135

Financial Statements

Statement of Changes in Net Assets continued

                                                                LAUDUS ROSENBERG            LAUDUS ROSENBERG
                                                                 INTERNATIONAL            INTERNATIONAL SMALL
                                                                 DISCOVERY FUND           CAPITALIZATION FUND
                                                                ----------------    --------------------------------
                                                                  PERIOD ENDED        YEAR ENDED        YEAR ENDED
                                                                   MARCH 31,          MARCH 31,         MARCH 31,
                                                                     2007**              2007              2006
                                                                ----------------    --------------    --------------
OPERATIONS:
  Net investment income/(loss)..............................      $    392,230      $   16,791,687    $    5,554,481
  Net realized gains/(losses) from investments..............         2,870,405         208,560,905       102,872,084
  Change in unrealized appreciation/(depreciation) from
    investments.............................................         8,235,461          82,283,173       185,695,003
                                                                  ------------      --------------    --------------
    Change in net assets resulting from operations..........        11,498,096         307,635,765       294,121,568
                                                                  ------------      --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Institutional Shares....................................          (109,953)        (14,345,867)       (1,827,823)
    Adviser Shares..........................................                --                  --                --
    Investor Shares.........................................          (233,195)        (10,736,773)       (1,346,742)
                                                                  ------------      --------------    --------------
                                                                      (343,148)        (25,082,640)       (3,174,565)
                                                                  ------------      --------------    --------------
  Net realized gains on investments
    Institutional Shares....................................           (30,335)        (79,486,024)      (20,302,476)
    Adviser Shares..........................................                --                  --                --
    Investor Shares.........................................           (82,625)        (74,164,191)      (31,601,336)
                                                                  ------------      --------------    --------------
                                                                      (112,960)       (153,650,215)      (51,903,812)
                                                                  ------------      --------------    --------------
  Return of capital
    Institutional Shares....................................                --                  --                --
    Adviser Shares..........................................                --                  --                --
    Investor Shares.........................................                --                  --                --
                                                                  ------------      --------------    --------------
                                                                            --                  --                --
                                                                  ------------      --------------    --------------
    Change in net assets resulting from distributions.......          (456,108)       (178,732,855)      (55,078,377)
                                                                  ------------      --------------    --------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued
    Institutional Shares....................................        18,758,287         430,184,421       426,872,058
    Adviser Shares..........................................                --                  --                --
    Investor Shares.........................................        53,586,133         215,540,881       492,233,451
                                                                  ------------      --------------    --------------
                                                                    72,344,420         645,725,302       919,105,509
                                                                  ------------      --------------    --------------
  Distributions reinvested
    Institutional Shares....................................           118,690          77,822,309        21,387,217
    Adviser Shares..........................................                --                  --                --
    Investor Shares.........................................           281,821          72,673,365        31,911,673
                                                                  ------------      --------------    --------------
                                                                       400,511         150,495,674        53,298,890
                                                                  ------------      --------------    --------------
  Value of shares redeemed
    Institutional Shares....................................        (2,722,783)       (226,039,438)     (123,787,707)
    Adviser Shares..........................................                --                  --                --
    Investor Shares.........................................       (10,319,538)       (270,496,667)     (211,668,183)
                                                                  ------------      --------------    --------------
                                                                   (13,042,321)       (496,536,105)     (335,455,890)
                                                                  ------------      --------------    --------------
    Change in net assets from capital transactions..........        59,702,610         299,684,871       636,948,509
                                                                  ------------      --------------    --------------
Change in net assets........................................        70,744,598         428,587,781       875,991,700
NET ASSETS:
  Beginning of period.......................................                --       1,502,403,887       626,412,187
                                                                  ------------      --------------    --------------
  End of period.............................................      $ 70,744,598      $1,930,991,668    $1,502,403,887
                                                                  ============      ==============    ==============
Undistributed net investment income/(loss)..................      $    245,660      $    9,402,286    $    4,390,201
                                                                  ============      ==============    ==============

** For the period May 31, 2006 (commencement of operations) through March 31,
   2007.

                         See the accompanying notes to the financial statements. 136 Laudus Funds Annual Report

Financial Statements--Statements of Changes in Net Assets continued

          LAUDUS ROSENBERG
    U.S. LARGE/MID CAPITALIZATION          LAUDUS ROSENBERG                LAUDUS ROSENBERG
       LONG/SHORT EQUITY FUND       GLOBAL LONG/SHORT EQUITY FUND    VALUE LONG/SHORT EQUITY FUND
    -----------------------------   ------------------------------   ----------------------------
     YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
      MARCH 31,       MARCH 31,       MARCH 31,        MARCH 31,       MARCH 31,      MARCH 31,
        2007            2006             2007            2006            2007            2006
    -------------   -------------   --------------   -------------   -------------   ------------
    $    993,338    $    557,508     $    395,855     $    90,873    $   7,595,741   $  2,691,459
         593,475       2,128,670          829,590       1,626,336      (20,334,104)    (4,800,032)
        (363,200)     (1,069,485)      (1,068,460)        108,253       22,006,563      7,375,303
    ------------    ------------     ------------     -----------    -------------   ------------
       1,223,613       1,616,693          156,985       1,825,462        9,268,200      5,266,730
    ------------    ------------     ------------     -----------    -------------   ------------
        (606,556)       (251,087)        (519,119)       (200,738)      (5,816,661)    (1,577,788)
              --              --               --              --               --             --
        (404,695)       (135,244)         (72,914)        (69,731)      (1,317,915)      (362,192)
    ------------    ------------     ------------     -----------    -------------   ------------
      (1,011,251)       (386,331)        (592,033)       (270,469)      (7,134,576)    (1,939,980)
    ------------    ------------     ------------     -----------    -------------   ------------
              --              --               --              --               --             --
              --              --               --              --               --             --
              --              --               --              --               --             --
    ------------    ------------     ------------     -----------    -------------   ------------
              --              --               --              --               --             --
    ------------    ------------     ------------     -----------    -------------   ------------
              --              --               --              --               --             --
              --              --               --              --               --             --
              --              --               --              --               --             --
    ------------    ------------     ------------     -----------    -------------   ------------
              --              --               --              --               --             --
    ------------    ------------     ------------     -----------    -------------   ------------
      (1,011,251)       (386,331)        (592,033)       (270,469)      (7,134,576)    (1,939,980)
    ------------    ------------     ------------     -----------    -------------   ------------
       4,377,140       9,306,425        8,649,114      14,201,601      145,201,890    111,120,458
              --              --               --              --               --             --
       6,488,812       7,010,365        3,276,912       9,096,950       29,892,979     45,167,332
    ------------    ------------     ------------     -----------    -------------   ------------
      10,865,952      16,316,790       11,926,026      23,298,551      175,094,869    156,287,790
    ------------    ------------     ------------     -----------    -------------   ------------
         596,728         251,087          515,345         200,606        5,200,711      1,550,181
              --              --               --              --               --             --
         378,487         133,900           68,086          69,446        1,166,200        342,604
    ------------    ------------     ------------     -----------    -------------   ------------
         975,215         384,987          583,431         270,052        6,366,911      1,892,785
    ------------    ------------     ------------     -----------    -------------   ------------
     (14,443,250)     (3,189,183)     (20,143,179)     (2,435,287)     (80,914,601)   (28,990,015)
              --              --               --              --               --             --
      (9,554,813)     (8,611,151)     (10,409,599)     (4,783,293)     (29,975,740)   (18,131,133)
    ------------    ------------     ------------     -----------    -------------   ------------
     (23,998,063)    (11,800,334)     (30,552,778)     (7,218,580)    (110,890,341)   (47,121,148)
    ------------    ------------     ------------     -----------    -------------   ------------
     (12,156,896)      4,901,443      (18,043,321)     16,350,023       70,571,439    111,059,427
    ------------    ------------     ------------     -----------    -------------   ------------
     (11,944,534)      6,131,805      (18,478,369)     17,905,016       72,705,063    114,386,177
      31,267,792      25,135,987       39,138,435      21,233,419      252,290,051    137,903,874
    ------------    ------------     ------------     -----------    -------------   ------------
    $ 19,323,258    $ 31,267,792     $ 20,660,066     $39,138,435    $ 324,995,114   $252,290,051
    ============    ============     ============     ===========    =============   ============
    $    153,264    $    171,177     $    228,620     $  (347,272)   $   1,212,644   $    751,479
    ============    ============     ============     ===========    =============   ============

See the accompanying notes to the financial statements.
                                                Laudus Funds Annual Report   137

Financial Statements

Statement of Changes in Net Assets continued

                                                 LAUDUS ROSENBERG             LAUDUS ROSENBERG              LAUDUS ROSENBERG
                                                    U.S. LARGE           U.S. LARGE CAPITALIZATION     U.S. LARGE CAPITALIZATION
                                               CAPITALIZATION FUND              GROWTH FUND                    VALUE FUND
                                             ------------------------    --------------------------    --------------------------
                                             YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                             MARCH 31,     MARCH 31,      MARCH 31,      MARCH 31,     MARCH 31,      MARCH 31,
                                                2007          2006          2007           2006           2007          2006*
                                             ----------    ----------    -----------    -----------    ----------    ------------
SHARES SOLD:
  Institutional..........................    4,683,826     2,130,792      3,933,323      4,453,595        26,453       568,445
  Adviser................................           --            --             --             --            --            --
  Investor...............................      196,259       666,482        114,333         74,734        56,943        18,680
                                             ----------    ----------    ----------      ---------      --------       -------
                                             4,880,085     2,797,274      4,047,656      4,528,329        83,396       587,125
                                             ----------    ----------    ----------      ---------      --------       -------
ISSUED UPON REINVESTMENT OF
  DISTRIBUTIONS:
  Institutional..........................      214,123       296,038          5,570          2,583        33,361         3,900
  Adviser................................           --            --             --             --            --            --
  Investor...............................       26,158        58,881             --             --         2,311            53
                                             ----------    ----------    ----------      ---------      --------       -------
                                               240,281       354,919          5,570          2,583        35,672         3,953
                                             ----------    ----------    ----------      ---------      --------       -------
SHARES REDEEMED:
  Institutional(1).......................    (2,106,330)   (1,810,387)   (1,005,648)      (285,643)     (147,151)       (9,574)
  Adviser................................           --            --             --             --            --            --
  Investor...............................     (271,271)     (150,073)       (80,219)      (113,020)      (28,940)       (6,490)
                                             ----------    ----------    ----------      ---------      --------       -------
                                             (2,377,601)   (1,960,460)   (1,085,867)      (398,663)     (176,091)      (16,064)
                                             ----------    ----------    ----------      ---------      --------       -------
CHANGE IN SHARES:
  Institutional..........................    2,791,619       616,443      2,933,245      4,170,535       (87,337)      562,771
  Adviser................................           --            --             --             --            --            --
  Investor...............................      (48,854)      575,290         34,114        (38,286)       30,314        12,243
                                             ----------    ----------    ----------      ---------      --------       -------
                                             2,742,765     1,191,733      2,967,359      4,132,249       (57,023)      575,014
                                             ==========    ==========    ==========      =========      ========       =======

 * For the period May 2, 2005 (commencement of operations) through March 31,
   2006.
** For the period May 31, 2006 (commencement of operations) through March 31,
   2007.
(1) Amounts for the Institutional Shares of the Laudus Rosenberg U.S. Discovery Fund included 2,459,060 for shares redeemed in-kind during the year ended March 31, 2006.

                         See the accompanying notes to the financial statements. 138 Laudus Funds Annual Report

Financial Statements--Statements of Changes in Net Assets continued

                                                                                             LAUDUS ROSENBERG
        LAUDUS ROSENBERG              LAUDUS ROSENBERG               LAUDUS ROSENBERG         INTERNATIONAL
      U.S. DISCOVERY FUND      U.S. SMALL CAPITALIZATION FUND    INTERNATIONAL EQUITY FUND    DISCOVERY FUND
    ------------------------   -------------------------------   -------------------------   ----------------
    YEAR ENDED    YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED    YEAR ENDED      PERIOD ENDED
     MARCH 31,    MARCH 31,      MARCH 31,        MARCH 31,       MARCH 31,     MARCH 31,       MARCH 31,
       2007          2006           2007             2006           2007          2006            2007**
    -----------   ----------   --------------   --------------   -----------   -----------   ----------------
      8,954,963   24,316,701      9,025,809        8,625,498      4,057,376       267,947        1,838,230
             --           --      1,173,536        1,104,116             --            --               --
      3,821,131   13,483,409      4,688,425        4,038,568      3,942,327       789,417        5,240,229
    -----------   ----------    -----------      -----------     ----------     ---------       ----------
     12,776,094   37,800,110     14,887,770       13,768,182      7,999,703     1,057,364        7,078,459
    -----------   ----------    -----------      -----------     ----------     ---------       ----------
        931,114      561,184      7,100,197        8,328,621         57,930        18,564           10,560
             --           --        364,392          362,178             --            --               --
        299,515      262,747      2,288,009        2,637,523        111,624        10,586           25,073
    -----------   ----------    -----------      -----------     ----------     ---------       ----------
      1,230,629      823,931      9,752,598       11,328,322        169,554        29,150           35,633
    -----------   ----------    -----------      -----------     ----------     ---------       ----------
     (8,657,298)  (5,907,480)   (25,741,760)     (21,868,787)      (917,509)     (119,864)        (257,166)
             --           --     (1,172,771)        (940,102)            --            --               --
     (7,948,553)  (2,505,790)    (7,593,651)      (6,436,504)    (1,117,813)     (500,810)        (980,212)
    -----------   ----------    -----------      -----------     ----------     ---------       ----------
    (16,605,851)  (8,413,270)   (34,508,182)     (29,245,393)    (2,035,322)     (620,674)      (1,237,378)
    -----------   ----------    -----------      -----------     ----------     ---------       ----------
      1,228,779   18,970,405     (9,615,754)      (4,914,668)     3,197,797       166,647        1,591,624
             --           --        365,157          526,192             --            --               --
     (3,827,907)  11,240,366       (617,217)         239,587      2,936,138       299,193        4,285,090
    -----------   ----------    -----------      -----------     ----------     ---------       ----------
     (2,599,128)  30,210,771     (9,867,814)      (4,148,889)     6,133,935       465,840        5,876,714
    ===========   ==========    ===========      ===========     ==========     =========       ==========

See the accompanying notes to the financial statements.
                                                Laudus Funds Annual Report   139

Financial Statements

Statement of Changes in Net Assets continued

                                                                      LAUDUS ROSENBERG                    LAUDUS ROSENBERG
                                                                     INTERNATIONAL SMALL            U.S. LARGE/MID CAPITALIZATION
                                                                     CAPITALIZATION FUND               LONG/SHORT EQUITY FUND
                                                                -----------------------------       -----------------------------
                                                                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                                 MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                                   2007              2006              2007              2006
                                                                -----------       -----------       -----------       -----------
SHARES SOLD:
  Institutional..........................................        20,193,658        22,977,000          358,962           788,858
  Investor...............................................        10,203,670        27,951,465          528,308           595,036
                                                                -----------       -----------       ----------        ----------
                                                                 30,397,328        50,928,465          887,270         1,383,894
                                                                -----------       -----------       ----------        ----------
ISSUED UPON REINVESTMENT OF DISTRIBUTIONS:
  Institutional..........................................         3,719,996         1,162,349           49,603            21,479
  Investor...............................................         3,514,186         1,752,426           31,306            11,415
                                                                -----------       -----------       ----------        ----------
                                                                  7,234,182         2,914,775           80,909            32,894
                                                                -----------       -----------       ----------        ----------
SHARES REDEEMED:
  Institutional..........................................       (10,934,748)       (6,873,202)      (1,185,354)         (272,078)
  Investor...............................................       (13,086,640)      (12,177,417)        (779,458)         (754,930)
                                                                -----------       -----------       ----------        ----------
                                                                (24,021,388)      (19,050,619)      (1,964,812)       (1,027,008)
                                                                -----------       -----------       ----------        ----------
CHANGE IN SHARES:
  Institutional..........................................        12,978,906        17,266,147         (776,789)          538,259
  Investor...............................................           631,216        17,526,474         (219,844)         (148,479)
                                                                -----------       -----------       ----------        ----------
                                                                 13,610,122        34,792,621         (996,633)          389,780
                                                                ===========       ===========       ==========        ==========

                         See the accompanying notes to the financial statements. 140 Laudus Funds Annual Report

Financial Statements--Statements of Changes in Net Assets continued

          LAUDUS ROSENBERG                    LAUDUS ROSENBERG
         GLOBAL LONG/SHORT                    VALUE LONG/SHORT
            EQUITY FUND                          EQUITY FUND
    ----------------------------        -----------------------------
    YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED
    MARCH 31,         MARCH 31,          MARCH 31,         MARCH 31,
       2007              2006              2007               2006
    ----------        ----------        -----------        ----------
      707,333         1,182,558          13,615,380        10,562,660
      270,497           769,500           2,806,789         4,340,766
    ----------        ---------         -----------        ----------
      977,830         1,952,058          16,422,169        14,903,426
    ----------        ---------         -----------        ----------
       42,981            16,773             497,676           147,076
        5,722             5,875             112,676            32,848
    ----------        ---------         -----------        ----------
       48,703            22,648             610,352           179,924
    ----------        ---------         -----------        ----------
    (1,657,449)        (204,380)         (7,619,121)       (2,752,771)
     (868,009)         (412,483)         (2,836,891)       (1,752,709)
    ----------        ---------         -----------        ----------
    (2,525,458)        (616,863)        (10,456,012)       (4,505,480)
    ----------        ---------         -----------        ----------
     (907,135)          994,951           6,493,935         7,956,965
     (591,790)          362,892              82,574         2,620,905
    ----------        ---------         -----------        ----------
    (1,498,925)       1,357,843           6,576,509        10,577,870
    ==========        =========         ===========        ==========

See the accompanying notes to the financial statements.
                                                Laudus Funds Annual Report   141

Financial Statements

Financial Highlights as of 3/31/07

                                                                             INVESTMENT ACTIVITIES
                                                                  -------------------------------------------
                                                      NET ASSET                    NET REALIZED      TOTAL
                                                       VALUE,          NET        AND UNREALIZED      FROM
                                                      BEGINNING    INVESTMENT     GAINS (LOSSES)   INVESTMENT
                                                      OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS   ACTIVITIES
                                                      ---------   -------------   --------------   ----------
INSTITUTIONAL SHARES
U.S. LARGE CAPITALIZATION FUND
For the year ended March 31, 2007....................  $12.35        $ 0.10(6)        $ 1.27         $ 1.37
For the year ended March 31, 2006....................   11.79          0.10(6)          1.62           1.72
For the year ended March 31, 2005....................   10.92          0.11(6)          0.94           1.05
For the year ended March 31, 2004....................    8.28          0.06(6)          2.62           2.68
June 19, 2002 to March 31, 2003(1)...................   10.00          0.05(6)         (1.73)         (1.68)
U.S. LARGE CAPITALIZATION GROWTH FUND
For the year ended March 31, 2007....................    9.26          0.03(6)          0.49           0.52
For the year ended March 31, 2006....................    8.07          0.02(6)          1.18           1.20
For the year ended March 31, 2005....................    7.84          0.04(6)          0.23           0.27
For the year ended March 31, 2004....................    5.95          0.06(6)          1.89           1.95
For the year ended March 31, 2003....................    7.77          0.07(6)         (1.83)         (1.76)
U.S. LARGE CAPITALIZATION VALUE FUND
For the year ended March 31, 2007....................   11.89          0.15(6)          1.45           1.60
May 2, 2005 to March 31, 2006(1).....................   10.00          0.18(6)          1.79           1.97
U.S. DISCOVERY FUND
For the year ended March 31, 2007....................   19.23          0.03             1.05           1.08
For the year ended March 31, 2006....................   15.96          0.02             3.58           3.60
For the year ended March 31, 2005....................   14.71          0.03(6)          1.44           1.47
For the year ended March 31, 2004....................    9.55          0.06(6)          5.26           5.32
For the year ended March 31, 2003....................   11.10          0.04(6)         (1.57)         (1.53)
U.S. SMALL CAPITALIZATION FUND
For the year ended March 31, 2007....................   14.07          0.02             0.11           0.13
For the year ended March 31, 2006....................   13.50            --(7)          2.43           2.43
For the year ended March 31, 2005....................   13.82          0.03(6)          1.27           1.30
For the year ended March 31, 2004....................    8.98          0.05             5.03           5.08
For the year ended March 31, 2003....................   11.18          0.03(6)         (1.93)         (1.90)
INTERNATIONAL EQUITY FUND
For the year ended March 31, 2007....................   11.80          0.07             2.08           2.15
For the year ended March 31, 2006....................    9.63          0.14             2.15           2.29
For the year ended March 31, 2005....................    8.46          0.09(6)          1.12           1.21
For the year ended March 31, 2004....................    5.56          0.08(6)          2.90           2.98
For the year ended March 31, 2003....................    7.09          0.08(6)         (1.55)         (1.47)
INTERNATIONAL DISCOVERY FUND
May 31, 2006 to March 31, 2007(1)....................   10.00          0.09(6)          2.06           2.15
INTERNATIONAL SMALL CAPITALIZATION FUND
For the year ended March 31, 2007....................   20.97          0.26             3.90           4.16
For the year ended March 31, 2006....................   16.89          0.13             4.95           5.08
For the year ended March 31, 2005....................   13.94          0.08(6)          3.53           3.61
For the year ended March 31, 2004....................    7.92          0.07(6)          6.04           6.11
For the year ended March 31, 2003....................    8.48          0.09(6)         (0.56)         (0.47)
U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND
For the year ended March 31, 2007....................   12.08          0.60               --(7)        0.60
For the year ended March 31, 2006....................   11.44          0.25             0.58           0.83
For the year ended March 31, 2005....................   10.80         (0.01)(6)         0.65           0.64
For the year ended March 31, 2004....................   11.51         (0.06)(6)        (0.65)         (0.71)
For the year ended March 31, 2003....................   10.22            --(6),(7)       1.31          1.31
GLOBAL LONG/SHORT EQUITY FUND
For the year ended March 31, 2007....................   12.31          0.15(6)          0.06           0.21
For the year ended March 31, 2006....................   11.62          0.05(6)          0.75           0.80
For the year ended March 31, 2005....................   11.30         (0.12)(6)         0.44           0.32
For the year ended March 31, 2004....................   11.87         (0.12)(6)        (0.45)         (0.57)
For the year ended March 31, 2003....................   10.15         (0.03)(6)         1.73           1.70
VALUE LONG/SHORT EQUITY FUND
For the year ended March 31, 2007....................   10.66          0.24             0.09           0.33
For the year ended March 31, 2006....................   10.51          0.16(6)          0.09           0.25
For the year ended March 31, 2005....................    9.87         (0.03)(6)         0.67           0.64
For the year ended March 31, 2004....................   10.48         (0.05)(6)        (0.56)         (0.61)
For the year ended March 31, 2003....................    8.96         (0.02)(6)         1.54           1.52

                                                       LESS DISTRIBUTIONS FROM
                                                       ------------------------
                                                                        NET
                                                          NET        REALIZED
                                                       INVESTMENT    GAINS ON     RETURN OF     TOTAL
                                                         INCOME     INVESTMENTS    CAPITAL    DIVIDENDS
                                                       ----------   -----------   ---------   ---------
INSTITUTIONAL SHARES
U.S. LARGE CAPITALIZATION FUND
For the year ended March 31, 2007....................    $(0.09)      $(0.42)      $   --      $(0.51)
For the year ended March 31, 2006....................     (0.09)       (1.07)          --       (1.16)
For the year ended March 31, 2005....................     (0.09)       (0.09)          --       (0.18)
For the year ended March 31, 2004....................     (0.04)          --           --       (0.04)
June 19, 2002 to March 31, 2003(1)...................     (0.04)          --           --       (0.04)
U.S. LARGE CAPITALIZATION GROWTH FUND
For the year ended March 31, 2007....................     (0.02)          --           --       (0.02)
For the year ended March 31, 2006....................     (0.01)          --           --       (0.01)
For the year ended March 31, 2005....................     (0.04)          --           --       (0.04)
For the year ended March 31, 2004....................     (0.06)          --           --       (0.06)
For the year ended March 31, 2003....................     (0.06)          --           --       (0.06)
U.S. LARGE CAPITALIZATION VALUE FUND
For the year ended March 31, 2007....................     (0.26)       (0.49)          --       (0.75)
May 2, 2005 to March 31, 2006(1).....................     (0.02)       (0.06)          --       (0.08)
U.S. DISCOVERY FUND
For the year ended March 31, 2007....................     (0.03)       (0.48)          --       (0.51)
For the year ended March 31, 2006....................        --        (0.16)       (0.17)      (0.33)
For the year ended March 31, 2005....................     (0.04)       (0.18)          --       (0.22)
For the year ended March 31, 2004....................     (0.04)       (0.12)          --       (0.16)
For the year ended March 31, 2003....................     (0.02)          --           --       (0.02)
U.S. SMALL CAPITALIZATION FUND
For the year ended March 31, 2007....................        --        (1.63)          --       (1.63)
For the year ended March 31, 2006....................        --        (1.86)          --       (1.86)
For the year ended March 31, 2005....................     (0.03)       (1.59)          --       (1.62)
For the year ended March 31, 2004....................     (0.04)       (0.20)          --       (0.24)
For the year ended March 31, 2003....................     (0.03)       (0.27)          --       (0.30)
INTERNATIONAL EQUITY FUND
For the year ended March 31, 2007....................     (0.12)       (0.25)          --       (0.37)
For the year ended March 31, 2006....................     (0.12)          --           --       (0.12)
For the year ended March 31, 2005....................     (0.04)          --           --       (0.04)
For the year ended March 31, 2004....................     (0.08)          --           --       (0.08)
For the year ended March 31, 2003....................     (0.07)          --           --       (0.07)
INTERNATIONAL DISCOVERY FUND
May 31, 2006 to March 31, 2007(1)....................     (0.08)       (0.02)          --       (0.10)
INTERNATIONAL SMALL CAPITALIZATION FUND
For the year ended March 31, 2007....................     (0.38)       (2.08)          --       (2.46)
For the year ended March 31, 2006....................     (0.08)       (0.92)          --       (1.00)
For the year ended March 31, 2005....................     (0.04)       (0.62)          --       (0.66)
For the year ended March 31, 2004....................     (0.09)          --           --       (0.09)
For the year ended March 31, 2003....................     (0.11)          --           --       (0.11)
U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND
For the year ended March 31, 2007....................     (0.54)          --           --       (0.54)
For the year ended March 31, 2006....................     (0.19)          --           --       (0.19)
For the year ended March 31, 2005....................        --           --           --          --
For the year ended March 31, 2004....................        --           --           --          --
For the year ended March 31, 2003....................     (0.03)          --           --       (0.03)
GLOBAL LONG/SHORT EQUITY FUND
For the year ended March 31, 2007....................     (0.29)          --           --       (0.29)
For the year ended March 31, 2006....................     (0.11)          --           --       (0.11)
For the year ended March 31, 2005....................        --           --           --          --
For the year ended March 31, 2004....................        --           --           --          --
For the year ended March 31, 2003....................        --           --           --          --
VALUE LONG/SHORT EQUITY FUND
For the year ended March 31, 2007....................     (0.24)          --           --       (0.24)
For the year ended March 31, 2006....................     (0.10)          --           --       (0.10)
For the year ended March 31, 2005....................        --           --           --          --
For the year ended March 31, 2004....................        --           --           --          --
For the year ended March 31, 2003....................        --           --           --          --

 (1) From the commencement of operations.
 (2) Not annualized for periods less than one year.
 (3) Annualized for periods less than one year.
 (4) Includes interest expense and dividend expense on securities sold short.
 (5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (6) Calculated based on the average shares outstanding during the period.
 (7) Amount less than $0.005.
 (8) Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.
 (9) The ratios of Expenses before Waivers/Reimbursements and Expenses Net of Waivers/Reimbursements have been adjusted from 3.57% and 2.78%, respectively, to more appropriately reflect expenses incurred for the period.
(10) The ratio of net operating expenses for the Laudus Rosenberg U.S. Large Capitalization Fund would have been 0.99% if overdraft expenses had not been included.

                         See the accompanying notes to the financial statements. 142 Laudus Funds Annual Report

Financial Statements--Financial Highlights continued

                                                                    RATIOS/SUPPLEMENTAL DATA
                                         -------------------------------------------------------------------------------
                 NET ASSET               NET ASSETS,    NET INVESTMENT
                  VALUE,                   END OF      INCOME/(LOSS) NET         EXPENSES                EXPENSES
    REDEMPTION    END OF       TOTAL       PERIOD         OF WAIVERS/         BEFORE WAIVERS/         NET OF WAIVERS/
       FEES       PERIOD     RETURN(2)     (000'S)     REIMBURSEMENTS(3)   REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3),(4)
    ----------   ---------   ---------   -----------   -----------------   ---------------------   ---------------------
      $  --(7)    $13.21       11.10%    $   94,921           0.81%                1.01%                    1.00%
         --        12.35       14.90         54,296           0.80                 1.14                     1.01
         --        11.79        9.66         44,559           0.96                 1.23                     0.99
         --(7)     10.92       32.33         44,301           0.62                 1.47                     1.00
         --         8.28      (16.78)        14,479           0.80                 2.73                     0.99
         --(7)      9.76        5.62         75,481           0.30                 1.05                     0.99
         --         9.26       14.85         44,426           0.27                 1.34                     0.99
         --(7)      8.07        3.42          5,056           0.53                 2.34                     0.99
         --(7)      7.84       32.84          5,006           0.80                 2.59                     0.80
         --         5.95      (22.68)         3,418           1.03                 4.55                     0.75
         --(7)     12.74       13.55          6,058           1.22                 2.37                     0.99
         --        11.89       19.83          6,694           1.82                 2.41                     0.49
         --(7)     19.80        5.71        718,185           0.17                 0.97                     0.97
         --        19.23       22.80        673,599           0.15                 1.09                     1.09
         --(7)     15.96        9.98        256,444           0.23                 1.20                     1.14
         --(7)     14.71       55.90         98,077           0.49                 1.46                     1.14
         --         9.55      (13.83)        18,589           0.38                 3.71                     1.15
         --(7)     12.57        1.11        699,921           0.10                 0.95                     0.95
         --        14.07       19.46        918,813           0.02                 1.04                     1.04
         --(7)     13.50        9.36        948,225           0.20                 1.09                     1.09
         --(7)     13.82       56.83        954,275           0.45                 1.13                     1.13
         --         8.98      (17.10)       487,020           0.33                 1.29                     1.15
         --(7)     13.58       18.37         68,398           1.09                 1.34                     1.34
         --        11.80       23.86         21,688           1.34                 1.96                     1.34
         --(7)      9.63       14.36         16,094           0.96                 2.69                     1.34
       0.01         8.46       53.81          9,914           1.12                 4.32                     1.35
       0.01         5.56      (20.66)         6,368           1.24                 5.30                     1.35
         --(7)     12.05       21.90         19,173           1.06                 1.64                     1.34
         --(7)     22.67       20.82      1,048,829           1.21                 1.10                     1.10
         --        20.97       30.90        698,064           0.85                 1.25                     1.25
         --(7)     16.89       26.52        270,646           0.50                 1.55                     1.49
         --(7)     13.94       77.37         70,382           0.65                 1.94                     1.47
       0.02         7.92       (5.36)        20,562           1.09                 2.60                     1.50
         --(7)     12.14        4.98         10,176           3.68                 3.07                     2.67
         --        12.08        7.29         19,512           2.50                 3.01                     2.71
         --(7)     11.44        5.93         12,312          (0.13)                3.23                     2.94
         --(7)     10.80       (6.17)        20,404          (0.57)                3.22                     2.82
       0.01        11.51       12.90         26,736           0.01                 3.59                     2.67
         --(7)     12.23        1.77         17,005           1.27                 3.68                     3.40
         --        12.31        6.91         28,279           0.42                 3.31                     3.06
         --        11.62        2.83         15,140          (1.04)                4.38                     3.82
         --(7)     11.30       (4.80)        12,527          (1.11)                3.69(9)                  2.91(9)
       0.02        11.87       16.95         13,491          (0.28)                4.04                     2.50
         --(7)     10.75        3.19        260,596           2.70                 2.99                     2.99
         --        10.66        2.41        189,254           1.51                 2.89                     2.89
         --(7)     10.51        6.48        102,974          (0.28)                3.04                     2.98
         --(7)      9.87       (5.82)        95,541          (0.46)                2.88                     2.77
         --        10.48       16.96         92,356          (0.15)                2.72                     2.42

         RATIOS/SUPPLEMENTAL DATA
     ---------------------------------

           EXPENSES          PORTFOLIO
        NET OF WAIVERS/      TURNOVER
     REIMBURSEMENTS(3),(8)    RATE(5)
     ---------------------   ---------
             1.00%(10)        144.21%
             0.99             144.32
             0.99             127.89
             1.00              141.5
             0.99             100.79
             0.99              70.73
             0.99              78.70
             0.99              77.81
             0.80             177.43
             0.75              68.73
             0.99             107.77
             0.49              81.30
             0.97              85.69
             1.09              88.63
             1.14              62.60
             1.14              93.08
             1.15              98.65
             0.95              76.00
             1.04              69.26
             1.09              68.09
             1.13              75.65
             1.15              70.83
             1.34              64.19
             1.34              59.40
             1.34              52.06
             1.35             107.02
             1.35             138.85
             1.34             105.81
             1.10              91.82
             1.25             101.86
             1.49              59.70
             1.47             102.50
             1.50             129.34
             1.24             168.86
             1.24             212.62
             1.24             180.14
             1.25             189.35
             1.25             185.66
             1.99             233.95
             1.99             178.43
             1.99             152.24
             1.81             175.85
             1.50             189.09
             1.66             139.74
             1.74             121.80
             1.74             111.19
             1.75              76.36
             1.74             209.95

See the accompanying notes to the financial statements.
                                                Laudus Funds Annual Report   143

Financial Statements

Financial Highlights as of 3/31/07

                                                                             INVESTMENT ACTIVITIES
                                                                  -------------------------------------------
                                                      NET ASSET                    NET REALIZED      TOTAL
                                                       VALUE,          NET        AND UNREALIZED      FROM
                                                      BEGINNING    INVESTMENT     GAINS (LOSSES)   INVESTMENT
                                                      OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS   ACTIVITIES
                                                      ---------   -------------   --------------   ----------
ADVISER SHARES
U.S. SMALL CAPITALIZATION FUND
For the year ended March 31, 2007....................  $13.88        $(0.02)          $ 0.12         $ 0.10
For the year ended March 31, 2006....................   13.38         (0.02)            2.38           2.36
For the year ended March 31, 2005....................   13.71            --(6),(7)       1.26          1.26
For the year ended March 31, 2004....................    8.91          0.02             5.00           5.02
For the year ended March 31, 2003....................   11.12          0.01(6)         (1.93)         (1.92)
INVESTOR SHARES
U.S. LARGE CAPITALIZATION FUND
For the year ended March 31, 2007....................   12.36          0.07(6)          1.25           1.32
For the year ended March 31, 2006....................   11.81          0.06(6)          1.63           1.69
For the year ended March 31, 2005....................   10.96          0.08(6)          0.93           1.01
For the year ended March 31, 2004....................    8.31          0.02(6)          2.63           2.65
July 31, 2002 to March 31, 2003(1)...................    8.88          0.05(6)         (0.62)         (0.57)
U.S. LARGE CAPITALIZATION GROWTH FUND
For the year ended March 31, 2007....................    9.33            --(6),(7)       0.50          0.50
For the year ended March 31, 2006....................    8.15         (0.01)(6)         1.19           1.18
For the year ended March 31, 2005....................    7.92          0.02(6)          0.23           0.25
August 15, 2003 to March 31, 2004(1).................    6.95          0.09(6)          0.92           1.01
U.S. LARGE CAPITALIZATION VALUE FUND
For the year ended March 31, 2007....................   11.87          0.11(6)          1.45           1.56
May 2, 2005 to March 31, 2006(1).....................   10.00          0.13(6)          1.80           1.93
U.S. DISCOVERY FUND
For the year ended March 31, 2007....................   19.07         (0.06)            1.06           1.00
For the year ended March 31, 2006....................   15.88         (0.03)            3.55           3.52
For the year ended March 31, 2005....................   14.66         (0.05)(6)         1.47           1.42
For the year ended March 31, 2004....................    9.53          0.01(6)          5.24           5.25
For the year ended March 31, 2003....................   11.08          0.02(6)         (1.57)         (1.55)
U.S. SMALL CAPITALIZATION FUND
For the year ended March 31, 2007....................   13.77         (0.03)            0.11           0.08
For the year ended March 31, 2006....................   13.30         (0.04)            2.37           2.33
For the year ended March 31, 2005....................   13.65         (0.02)(6)         1.26           1.24
For the year ended March 31, 2004....................    8.88          0.01             4.98           4.99
For the year ended March 31, 2003....................   11.08            --(6),(7)      (1.92)        (1.92)
INTERNATIONAL EQUITY FUND
For the year ended March 31, 2007....................   11.77          0.14             1.97           2.11
For the year ended March 31, 2006....................    9.61          0.10             2.14           2.24
For the year ended March 31, 2005....................    8.47          0.06(6)          1.11           1.17
For the year ended March 31, 2004....................    5.57          0.03(6)          2.93           2.96
For the year ended March 31, 2003....................    7.05          0.07(6)         (1.54)         (1.47)
INTERNATIONAL DISCOVERY FUND
May 31, 2006 to March 31, 2007(1)....................   10.00          0.06(6)          2.06           2.12
INTERNATIONAL SMALL CAPITALIZATION FUND
For the year ended March 31, 2007....................   20.74          0.20             3.82           4.02
For the year ended March 31, 2006....................   16.73          0.08             4.89           4.97
For the year ended March 31, 2005....................   13.83          0.03(6)          3.51           3.54
For the year ended March 31, 2004....................    7.87          0.03(6)          6.01           6.04
For the year ended March 31, 2003....................    8.43          0.08(6)         (0.57)         (0.49)
U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND
For the year ended March 31, 2007....................   12.12          0.50             0.05           0.55
For the year ended March 31, 2006....................   11.46          0.22             0.59           0.81
For the year ended March 31, 2005....................   10.86         (0.04)(6)         0.64           0.60
For the year ended March 31, 2004....................   11.61         (0.10)(6)        (0.65)         (0.75)
For the year ended March 31, 2003....................   10.34         (0.05)(6)         1.33           1.28
GLOBAL LONG/SHORT EQUITY FUND
For the year ended March 31, 2007....................   12.16          0.12(6)          0.05           0.17
For the year ended March 31, 2006....................   11.49          0.01(6)          0.74           0.75
For the year ended March 31, 2005....................   11.21         (0.17)(6)         0.43           0.26
For the year ended March 31, 2004....................   11.81         (0.17)(6)        (0.43)         (0.60)
For the year ended March 31, 2003....................   10.13         (0.09)(6)         1.75           1.66
VALUE LONG/SHORT EQUITY FUND
For the year ended March 31, 2007....................   10.55          0.26             0.03           0.29
For the year ended March 31, 2006....................   10.41          0.12(6)          0.10           0.22
For the year ended March 31, 2005....................    9.81         (0.06)(6)         0.66           0.60
For the year ended March 31, 2004....................   10.43         (0.09)(6)        (0.53)         (0.62)
For the year ended March 31, 2003....................    8.95         (0.05)(6)         1.53           1.48

                                                       LESS DISTRIBUTIONS FROM
                                                       ------------------------
                                                                        NET
                                                          NET        REALIZED
                                                       INVESTMENT    GAINS ON     RETURN OF     TOTAL
                                                         INCOME     INVESTMENTS    CAPITAL    DIVIDENDS
                                                       ----------   -----------   ---------   ---------
ADVISER SHARES
U.S. SMALL CAPITALIZATION FUND
For the year ended March 31, 2007....................    $   --       $(1.63)      $   --      $(1.63)
For the year ended March 31, 2006....................        --        (1.86)          --       (1.86)
For the year ended March 31, 2005....................        --        (1.59)          --       (1.59)
For the year ended March 31, 2004....................     (0.02)       (0.20)          --       (0.22)
For the year ended March 31, 2003....................     (0.02)       (0.27)          --       (0.29)
INVESTOR SHARES
U.S. LARGE CAPITALIZATION FUND
For the year ended March 31, 2007....................     (0.05)       (0.42)          --       (0.47)
For the year ended March 31, 2006....................     (0.07)       (1.07)          --       (1.14)
For the year ended March 31, 2005....................     (0.07)       (0.09)          --       (0.16)
For the year ended March 31, 2004....................        --           --           --          --
July 31, 2002 to March 31, 2003(1)...................        --           --           --          --
U.S. LARGE CAPITALIZATION GROWTH FUND
For the year ended March 31, 2007....................        --           --           --          --
For the year ended March 31, 2006....................        --           --           --          --
For the year ended March 31, 2005....................     (0.02)          --           --       (0.02)
August 15, 2003 to March 31, 2004(1).................     (0.04)          --           --       (0.04)
U.S. LARGE CAPITALIZATION VALUE FUND
For the year ended March 31, 2007....................     (0.24)       (0.49)          --       (0.73)
May 2, 2005 to March 31, 2006(1).....................        --        (0.06)          --       (0.06)
U.S. DISCOVERY FUND
For the year ended March 31, 2007....................        --        (0.48)          --       (0.48)
For the year ended March 31, 2006....................        --        (0.16)       (0.17)      (0.33)
For the year ended March 31, 2005....................     (0.02)       (0.18)          --       (0.20)
For the year ended March 31, 2004....................        --        (0.12)          --       (0.12)
For the year ended March 31, 2003....................        --           --           --          --
U.S. SMALL CAPITALIZATION FUND
For the year ended March 31, 2007....................        --        (1.63)          --       (1.63)
For the year ended March 31, 2006....................        --        (1.86)          --       (1.86)
For the year ended March 31, 2005....................        --        (1.59)          --       (1.59)
For the year ended March 31, 2004....................     (0.02)       (0.20)          --       (0.22)
For the year ended March 31, 2003....................     (0.01)       (0.27)          --       (0.28)
INTERNATIONAL EQUITY FUND
For the year ended March 31, 2007....................     (0.09)       (0.25)          --       (0.34)
For the year ended March 31, 2006....................     (0.08)          --           --       (0.08)
For the year ended March 31, 2005....................     (0.03)          --           --       (0.03)
For the year ended March 31, 2004....................     (0.08)          --           --       (0.08)
For the year ended March 31, 2003....................     (0.02)          --           --       (0.02)
INTERNATIONAL DISCOVERY FUND
May 31, 2006 to March 31, 2007(1)....................     (0.06)       (0.02)          --       (0.08)
INTERNATIONAL SMALL CAPITALIZATION FUND
For the year ended March 31, 2007....................     (0.30)       (2.08)          --       (2.38)
For the year ended March 31, 2006....................     (0.04)       (0.92)          --       (0.96)
For the year ended March 31, 2005....................     (0.02)       (0.62)          --       (0.64)
For the year ended March 31, 2004....................     (0.08)          --           --       (0.08)
For the year ended March 31, 2003....................     (0.09)          --           --       (0.09)
U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND
For the year ended March 31, 2007....................     (0.49)          --           --       (0.49)
For the year ended March 31, 2006....................     (0.15)          --           --       (0.15)
For the year ended March 31, 2005....................        --           --           --          --
For the year ended March 31, 2004....................        --           --           --          --
For the year ended March 31, 2003....................     (0.02)          --           --       (0.02)
GLOBAL LONG/SHORT EQUITY FUND
For the year ended March 31, 2007....................     (0.21)          --           --       (0.21)
For the year ended March 31, 2006....................     (0.08)          --           --       (0.08)
For the year ended March 31, 2005....................        --           --           --          --
For the year ended March 31, 2004....................        --           --           --          --
For the year ended March 31, 2003....................        --           --           --          --
VALUE LONG/SHORT EQUITY FUND
For the year ended March 31, 2007....................     (0.21)          --           --       (0.21)
For the year ended March 31, 2006....................     (0.08)          --           --       (0.08)
For the year ended March 31, 2005....................        --           --           --          --
For the year ended March 31, 2004....................        --           --           --          --
For the year ended March 31, 2003....................        --           --           --          --

 (1) From the commencement of operations.
 (2) Not annualized for periods less than one year.
 (3) Annualized for periods less than one year.
 (4) Includes interest expense and dividend expense on securities sold short.
 (5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (6) Calculated based on the average shares outstanding during the period.
 (7) Amount less than $0.005.
 (8) Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.
 (9) The ratios of Expenses before Waivers/Reimbursements and Expenses Net of Waivers/Reimbursements have been adjusted from 3.89% and 3.11%, respectively, to more appropriately reflect expenses incurred for the period.
(10) The ratio of net operating expenses for the Laudus U.S. Large Capitalization Fund would have been 1.29% if overdraft expenses had not been included.

                         See the accompanying notes to the financial statements. 144 Laudus Funds Annual Report

Financial Statements--Financial Highlights continued

                                                                    RATIOS/SUPPLEMENTAL DATA
                                         -------------------------------------------------------------------------------
                 NET ASSET               NET ASSETS,    NET INVESTMENT
                  VALUE,                   END OF      INCOME/(LOSS) NET         EXPENSES                EXPENSES
    REDEMPTION    END OF       TOTAL       PERIOD         OF WAIVERS/         BEFORE WAIVERS/         NET OF WAIVERS/
       FEES       PERIOD     RETURN(2)     (000'S)     REIMBURSEMENTS(3)   REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3),(4)
    ----------   ---------   ---------   -----------   -----------------   ---------------------   ---------------------
      $  --(7)    $12.35        0.90%     $ 48,923           (0.14)%               1.20%                   1.20%
         --        13.88       19.09        49,952           (0.24)                1.32                    1.32
         --(7)     13.38        9.12        41,104           (0.01)                1.31                    1.31
         --(7)     13.71       56.53        44,059            0.19                 1.40                    1.40
         --         8.91      (17.35)       25,973            0.07                 1.54                    1.40
         --(7)     13.21       10.69        10,074            0.52                 1.38                    1.30
         --        12.36       14.57        10,026            0.50                 1.52                    1.34
         --        11.81        9.22         2,786            0.69                 1.58                    1.35
         --(7)     10.96       31.89           590            0.24                 1.51                    1.25
         --         8.31       (6.42)          666            0.87                 3.05                    1.25
         --(7)      9.83        5.36         2,242           (0.01)                1.43                    1.29
         --         9.33       14.48         1,810           (0.12)                1.91                    1.33
         --(7)      8.15        3.14         1,894            0.21                 2.68                    1.32
         --(7)      7.92       14.50         1,479            1.12                 2.72                    1.11
         --        12.70       13.22           540            0.90                 2.75                    1.29
         --        11.87       19.33           145            1.31                 2.78                    0.96
         --(7)     19.59        5.34       217,045           (0.21)                1.35                    1.34
         --        19.07       22.40       284,285           (0.20)                1.43                    1.43
         --(7)     15.88        9.70        58,284           (0.30)                1.55                    1.49
         --(7)     14.66       55.22         2,581            0.04                 1.63                    1.40
         --         9.53      (13.99)          104            0.20                 6.18                    1.40
         --(7)     12.22        0.75       269,185           (0.25)                1.30                    1.30
         --        13.77       18.98       311,822           (0.33)                1.39                    1.39
         --(7)     13.30        9.00       297,927           (0.15)                1.43                    1.43
         --(7)     13.65       56.40       272,481            0.11                 1.47                    1.47
         --         8.88      (17.42)      136,293           (0.02)                1.63                    1.49
         --(7)     13.54       18.08        61,411            1.17                 1.71                    1.64
         --        11.77       23.41        18,824            1.02                 2.33                    1.72
         --(7)      9.61       13.79        12,491            0.65                 2.96                    1.72
       0.02         8.47       53.61         2,881            0.45                 4.46                    1.59
       0.01         5.57      (20.73)           17            1.06                 5.27                    1.60
         --(7)     12.04       21.62        51,572            0.75                 2.03                    1.64
         --(7)     22.38       20.35       882,163            0.87                 1.47                    1.47
         --        20.74       30.48       804,340            0.42                 1.60                    1.60
         --(7)     16.73       26.16       355,766            0.20                 1.88                    1.83
         --(7)     13.83       76.91        82,780            0.28                 2.18                    1.75
       0.02         7.87       (5.53)       16,834            0.99                 2.93                    1.78
       0.01        12.19        4.68         9,148            3.40                 3.46                    2.98
         --        12.12        7.09        11,755            2.14                 3.31                    3.02
         --(7)     11.46        5.52        12,824           (0.33)                3.55                    3.26
         --(7)     10.86       (6.46)        8,693           (0.93)                3.51                    3.12
       0.01        11.61       12.49        16,251           (0.45)                3.91                    3.07
         --(7)     12.12        1.45         3,655            0.98                 4.04                    3.78
         --        12.16        6.58        10,859            0.10                 3.68                    3.41
       0.02        11.49        2.50         6,094           (1.57)                4.80                    4.27
         --(7)     11.21       (5.08)        8,533           (1.50)                4.01(9)                 3.23(9)
       0.02        11.81       16.58         9,474           (0.80)                4.42                    2.92
         --(7)     10.63        2.81        64,400            2.41                 3.28                    3.28
         --        10.55        2.08        63,036            1.17                 3.22                    3.22
         --(7)     10.41        6.12        34,930           (0.55)                3.37                    3.30
         --(7)      9.81       (5.94)       34,081           (0.90)                3.18                    3.06
         --        10.43       16.54        38,473           (0.43)                2.97                    2.69

         RATIOS/SUPPLEMENTAL DATA
     ---------------------------------

           EXPENSES          PORTFOLIO
        NET OF WAIVERS/      TURNOVER
     REIMBURSEMENTS(3),(8)    RATE(5)
     ---------------------   ---------
             1.20%             76.00%
             1.32              69.26
             1.31              68.09
             1.40              75.65
             1.40              70.83
             1.30(10)         144.21
             1.33             144.32
             1.35             127.89
             1.25             141.50
             1.25             100.79
             1.29              70.73
             1.33              78.70
             1.32              77.81
             1.39             177.43
             1.29             107.77
             0.96              81.30
             1.34              85.69
             1.43              88.63
             1.49              62.60
             1.40              93.08
             1.40              98.65
             1.30              76.00
             1.39              69.26
             1.43              68.09
             1.47              75.65
             1.49              70.83
             1.64              64.19
             1.72              59.40
             1.72              52.06
             1.59             107.02
             1.60             138.85
             1.64             105.81
             1.47              91.82
             1.60             101.86
             1.83              59.70
             1.75             102.50
             1.78             129.34
             1.54             168.86
             1.59             212.62
             1.61             180.14
             1.55             189.35
             1.54             185.66
             2.29             233.95
             2.29             178.43
             2.34             152.24
             2.14             175.85
             1.80             189.09
             1.99             139.74
             2.06             121.80
             2.06             111.19
             2.05              76.36
             2.02             209.95

See the accompanying notes to the financial statements.
                                                Laudus Funds Annual Report   145

Financial Statements

Notes to Financial Statements as of 3/31/07

1. ORGANIZATION.

Laudus Trust, (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts on April 1, 1988. The Trust is an open-end diversified management investment company consisting of twelve portfolios, eleven of which were operational, as of March 31, 2007 (individually, a "Fund" and collectively the "Funds");

Laudus Rosenberg U.S. Large Capitalization Fund,
Laudus Rosenberg U.S. Large Capitalization Growth
  Fund,
Laudus Rosenberg U.S. Large Capitalization Value Fund,
Laudus Rosenberg U.S. Discovery Fund,
Laudus Rosenberg U.S. Small Capitalization Fund,
Laudus Rosenberg International Equity Fund,
Laudus Rosenberg International Discovery Fund,
Laudus Rosenberg International Small Capitalization
  Fund,
Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund,
Laudus Rosenberg Global Long/Short Equity Fund, Laudus Rosenberg Value Long/Short Equity Fund.

As of March 31, 2007, the Laudus Rosenberg U.S. Long/Short Equity Fund was not operational. As of October 15, 2004 and May 1, 2006 the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus Rosenberg U.S. Discovery Fund, respectively, were closed to new investors. The Laudus Rosenberg International Small Capitalization Fund closed to new investors on December 31, 2005, and as of May 31, 2007, the Fund will close to all investors, except the Fund will continue to offer shares to certain qualified retirement plans and through reinvestment of dividends and capital gains. As of May 31, 2006, the Laudus Rosenberg International Discovery Fund commenced operation.

Each Fund is authorized to issue an unlimited number of Institutional Shares and Investor Shares of no par value, and the Laudus Rosenberg U.S. Small Capitalization Fund is also authorized to issue an unlimited number of Adviser Shares of no par value. Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bears different distribution and sub-transfer agent expenses, and has separate voting rights on matters pertaining solely to that class of shares.

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION

Each Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the Funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the New York Stock Exchange that materially affect the furnished price.

Other investment companies are valued at their respective net asset values as determined by those funds, in

 146  Laudus Trust Annual Report

Financial Statements--Notes to Financial Statements as of 3/31/07 continued

accordance with the Investment Company Act of 1940 for a given day.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

Changes in holdings of portfolio securities are reflected no later than on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividend income, less foreign taxes withheld, (if any) and dividend expenses are recorded on the ex-dividend date. Interest income is recorded as earned.

FOREIGN CURRENCY TRANSACTIONS

The accounting records of the Funds are maintained in U.S. dollars. All monetary items denominated in foreign currencies are translated to U.S. dollars based upon the prevailing exchange rate at the close of each business day. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

FORWARD FOREIGN CURRENCY CONTRACTS

Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contractual settlement date. Gains or losses from the purchase or sale of forward foreign currency contracts are recorded as realized on the settlement date.

FOREIGN SECURITIES

The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund pursue their respective objectives by investing in foreign securities. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates or exchange control regulations (including currency blockage). The Funds may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

REAL ESTATE INVESTMENT TRUSTS

Several Funds may own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that the security will be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds' repurchase agreements are currently fully collateralized by U.S. Government Securities. All collateral is held by the Funds' Custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

SHORT SALES

The Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund and Laudus Rosenberg Value Long/Short Equity Fund are authorized to engage in short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to

                                                Laudus Trust Annual Report   147

Financial Statements--Notes to Financial Statements as of 3/31/07 continued

deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed the market value of securities sold short recorded in the Statement of Assets and Liabilities. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account at the Custodian Bank with cash, U.S. Government Securities and/or securities held long by the portfolio to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Broker and Custodian Bank as shown in the Statement of Assets and Liabilities and the securities held long as shown in the Statement of Portfolio Investments. Interest accrued or dividends paid on Securities Sold Short are recorded as an expense on the Fund's records.

SECURITIES LENDING

Under the Securities Lending Program, securities held by the Laudus Rosenberg U.S. Large Capitalization Growth Fund, the Laudus Rosenberg U.S. Discovery Fund, the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus Rosenberg International Small Capitalization Fund are loaned by State Street Corporation, as agent, to certain brokers (the "Borrowers"). The Borrowers provide cash or U.S. Government securities as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities.

The cash collateral of securities loaned is invested in high quality, short-term investments such as money market funds and U.S. government securities. The investments of collateral are marked-to-market daily and the value of the collateral must be at least 100% of the market value of the loan securities each day.

At March 31, 2007, the following Funds had collateral and loans outstanding of:

                                                   Value of
                                    Value of        Loaned
                                   Collateral     Securities
-------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund....  $  6,243,025   $  6,102,606
Laudus Rosenberg U.S. Discovery
  Fund..........................    72,805,635     70,971,484
Laudus Rosenberg U.S. Small
  Capitalization Fund...........    90,803,224     88,385,432
Laudus Rosenberg International
  Small Capitalization Fund.....   146,492,602    139,234,977

EXPENSE, INVESTMENT INCOME AND GAIN/LOSS ALLOCATION

Expenses directly attributable to a Fund are charged to that Fund; expenses not directly attributable to a Fund are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. Expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets or another reasonable basis. The investment income and expenses of the Fund (other than class specific expenses charged to a class) and realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned, or expenses and realized/unrealized gains and losses are incurred.

DISTRIBUTIONS

Distributions to shareholders are recorded on the ex-dividend date. Distributions are made annually on a tax basis, which may differ from distribution amounts determined under accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, REITs, and wash sales for book and tax purposes.

FEDERAL INCOME TAXES

It is the Funds' policy to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investments companies, and to distribute substantially all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provisions are made for federal income taxes.

 148  Laudus Trust Annual Report

Financial Statements--Notes to Financial Statements as of 3/31/07 continued

CUSTODY CREDIT

Each fund has an arrangement with its custodian bank under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts are disclosed in the Statement of Operations as a reduction to the Funds' total expenses.

NEW ACCOUNTING STANDARDS

Financial Accounting Standards Board Interpretation (FIN) No. 48 -- Accounting for Uncertainty in Income Taxes -- an Interpretation of SFAS No. 109, was issued in July 2006 and is effective for fiscal years beginning after December 15, 2006. A Fund with a fiscal year ending March 31 will implement FIN 48 no later than September 28, 2007, and it will apply to all open tax years. This Interpretation provides new requirements for the recognition, measurement, and disclosure in the financial statements of a tax position taken or expected to be taken in a tax return when there is uncertainty about whether that tax position will ultimately be sustained. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Funds' financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Funds' financial statement disclosures.

3. MANAGEMENT, ADMINISTRATION, FUND ACCOUNTING, DISTRIBUTION AND SHAREHOLDER SERVICE AGREEMENTS.

The Trust's Board of Trustees oversees the general conduct of the Trust and the Funds.

Charles Schwab Investment Management, Inc. ("CSIM" or the "Manager") is the investment adviser of the Funds and manages the Funds' business, subject to the supervision of the Board of Trustees. AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), the Funds' sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.

The Funds pay CSIM an advisory fee for these services on a monthly basis.
CSIM -- and not the Funds -- pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.

The table below sets forth the advisory fee rates payable to CSIM by each Fund.

                                            Agreement Rate*
-------------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund...........    1st $1 billion-0.75%
                                    $1 billion to $2 billion-0.70%
                                    Over $2 billion-0.675%
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund....    1st $1 billion-0.75%
                                    $1 billion to $2 billion-0.70%
                                    Over $2 billion-0.675%
Laudus Rosenberg U.S. Large
  Capitalization Value Fund.....    1st $1 billion-0.75%
                                    $1 billion to $2 billion-0.70%
                                    Over $2 billion-0.675%
Laudus Rosenberg U.S. Discovery
  Fund..........................    1st $1 billion-0.90%
                                    Over $1 billion-0.85%
Laudus Rosenberg U.S. Small
  Capitalization Fund...........    0.90%
Laudus Rosenberg International
  Equity Fund...................    1st $1 billion-0.85%
                                    $1 billion to $2 billion-0.80%
                                    Over $2 billion-0.775%
Laudus Rosenberg International
  Discovery Fund................    1st $1 billion-1.00%
                                    Over $1 billion-0.95%
Laudus Rosenberg International
  Small Capitalization Fund.....    1st $500 million-1.00%
                                    Over $500 million-0.95%
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short
  Equity Fund...................    1st $500 million-1.00%
                                    Over $500 million-0.95%
Laudus Rosenberg Global Long/
  Short Equity Fund.............    1st $500 million-1.50%
                                    Over $500 million-1.45%
Laudus Rosenberg Value Long/
  Short Equity Fund.............    1st $500 million-1.50%
                                    Over $500 million-1.45%

* The advisory fee payable to CSIM varies based on fund assets.

The Funds may, from time to time, execute portfolio trades with affiliated brokers/dealers. For the period ended March 31, 2007, the Funds paid no brokerage fees on the execution of portfolio trades with affiliated brokers/dealers.

CSIM has contractually agreed, until at least July 30, 2009, to waive its management fee and bear certain expenses and fees of each Fund. As such, CSIM further

                                                Laudus Trust Annual Report   149

Financial Statements--Notes to Financial Statements as of 3/31/07 continued

agrees to reimburse the Funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business as follows:

                                      Institutional    Investor
                                         Shares         Shares
---------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund.............       0.99%          1.29%
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund......       0.99%          1.29%
Laudus Rosenberg U.S. Large
  Capitalization Value Fund.......       0.99%          1.29%
Laudus Rosenberg U.S. Discovery
  Fund............................       1.14%          1.44%
Laudus Rosenberg U.S. Small
  Capitalization Fund**...........       1.14%          1.44%
Laudus Rosenberg International
  Equity Fund.....................       1.34%          1.64%
Laudus Rosenberg International
  Discovery Fund..................       1.34%          1.65%
Laudus Rosenberg International
  Small Capitalization Fund.......       1.49%          1.79%
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity
  Fund............................       1.24%          1.54%
Laudus Rosenberg Global Long/
  Short Equity Fund...............       1.99%          2.29%
Laudus Rosenberg Value Long/Short
  Equity Fund.....................       1.74%          2.04%

** There is no Expense Limit for Adviser Shares of the Laudus Rosenberg U.S.
   Small Capitalization Fund.

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Fund's net expenses to exceed the current limit (as stated in CSIM's contractual undertaking) during the respective year. As of March 31, 2007, the balance of recoupable expenses is as follows:

                                          Expires    Expires
                                          3/31/08    3/31/09
-------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund...................  $ 70,081   $  7,039
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund............    76,630     36,418
Laudus Rosenberg U.S. Large
  Capitalization Value Fund.............   105,744    103,539
Laudus Rosenberg U.S. Discovery Fund....     2,314     26,377
Laudus Rosenberg U.S. Small
  Capitalization Fund...................        --         --
Laudus Rosenberg International Equity
  Fund..................................   197,117     31,150
Laudus Rosenberg International Discovery
  Fund..................................        --    167,471
Laudus Rosenberg International Small
  Capitalization Fund...................        --         --
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity
  Fund..................................    70,537    115,585
Laudus Rosenberg Global Long/Short
  Equity Fund...........................    71,341     80,685
Laudus Rosenberg Value Long/Short Equity
  Fund..................................     3,296      2,516

Effective October 1, 2005, State Street Bank & Trust Company serves as the Trust's administrator and assisted the Trust in all aspects of its administration and operation. Prior to October 1, 2005, BISYS Fund Services Ohio, Inc. ("BISYS") performed these services.

Effective October 1, 2005, State Street Bank & Trust Company also serves as the Trust's fund accountant. Prior to October 1, 2005, BISYS performed these services.

Effective October 10, 2005, Boston Financial Data Services, Inc. performs transfer agent services. Prior to October 10, 2005, BISYS performed these services.

The Trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Fund are sold on a continuous basis by the Trust's Distributor. Effective October 1, 2005, ALPS Distributors, Inc. serves as the Distributor. Prior to October 1, 2005, Laudus Distributor, Inc. served as the Distributor. Under the Distribution and Shareholder Services Plan, the Funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the

 150  Laudus Trust Annual Report

Financial Statements--Notes to Financial Statements as of 3/31/07 continued

respective average daily net assets of the Investor Shares. In addition, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for sub-transfer agent and sub-accounting services in connection with such shares.

Various service organizations act as servicing agents of the Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund. Such shares are subject to an annual Service Fee of up to 0.25% of the average daily net assets attributable to such shares in accordance with a Service Plan adopted by the Trust. In addition, the Trustees have authorized the Fund to pay up to 0.05% of its average daily net assets attributable to Adviser Shares for the transfer and sub-accounting services in connection with such shares.

The Board of Trustees may include people who are officers and/or directors of other fund families affiliated to the investment adviser. Federal securities law limits the percentage of the "interested persons" who may serve on a trust's board, and the Laudus Funds are in compliance with these limitations. The Funds did not pay any of the interested persons for their services as trustees, but did pay non-interested persons (independent trustees), as noted in each Fund's Statement of Operations.

In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust. Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the "Retirement Payment"). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust, including years of service prior to the adoption of the Retirement Plan. However, beginning April 1, 2005, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each Fund of the Trust. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005, based on performance of the Funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the Funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any Fund will be determined based on the relative net assets of the Funds of the Trust. The Trust did not pay any pension or retirement benefits for its Trustees.

At a regular board meeting held on September 29, 2006, the Trustees voted to close the Retirement Plan to new participants, including the Independent Trustees first elected by shareholder vote on June 26, 2006 and to freeze the account balance of each participant who was a participant prior to June 26, 2006 (a "Current Participant"). However, each Current Participant shall receive a one-half credit under the Retirement Plan for service during the plan year ending March 31, 2007 and the previously accrued benefits for which an Independent Trustee had previously elected to have adjusted for performance of the Funds would continue to be adjusted for performance as provided under the Retirement Plan. All other terms of the Retirement Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in effect.

4. REDEMPTION FEE.

For the Funds, certain shares purchased that were redeemed or exchanged in less than 30 days, are assessed a fee of 2% of the current net asset value of the shares. The fee, which is applied to shares redeemed or exchanged in the order in which they are purchased, is retained by the Fund and is intended to limit short-term trading in the Funds, or to the extent short-term trading persists, to impose the costs of that activity on the shareholders who engage in it. Such amounts are net of the value of shares redeemed on the Statement of

                                                Laudus Trust Annual Report   151

Financial Statements--Notes to Financial Statements as of 3/31/07 continued

Changes in Net Assets. For the period ended March 31, 2007, redemption fees assessed were as follows:

                                                  Redemption
                                                     Fees
------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization
  Fund.........................................    $  2,002
Laudus Rosenberg U.S. Large Capitalization
  Growth Fund..................................       1,118
Laudus Rosenberg U.S. Large Capitalization
  Value Fund...................................         358
Laudus Rosenberg U.S. Discovery Fund...........      60,262
Laudus Rosenberg U.S. Small Capitalization
  Fund.........................................      30,427
Laudus Rosenberg International Equity Fund.....      20,146
Laudus Rosenberg International Discovery
  Fund.........................................      20,436
Laudus Rosenberg International Small
  Capitalization Fund..........................     102,195
Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund.......................       8,813
Laudus Rosenberg Global Long/Short Equity
  Fund.........................................       1,500
Laudus Rosenberg Value Long/Short Equity
  Fund.........................................      36,207

5. SECURITY PURCHASES AND SALES.

For the period ended March 31, 2007, purchases and sales of securities (excluding short-term securities) were as follows:

                                 Purchases          Sales
--------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund........  $  166,713,030   $  135,564,031
Laudus Rosenberg U.S. Large
  Capitalization Growth
  Fund.......................      69,507,024       41,293,300
Laudus Rosenberg U.S. Large
  Capitalization Value
  Fund.......................       7,872,004        8,788,390
Laudus Rosenberg U.S.
  Discovery Fund.............     799,150,566      863,399,111
Laudus Rosenberg U.S. Small
  Capitalization Fund........     864,087,665    1,136,902,326
Laudus Rosenberg
  International Equity
  Fund.......................     132,786,001       62,417,269
Laudus Rosenberg
  International Discovery
  Fund.......................     115,105,472       56,702,618
Laudus Rosenberg
  International Small
  Capitalization Fund........   1,604,016,672    1,459,986,676
Laudus Rosenberg U.S. Large/
  Mid Capitalization
  Long/Short Equity Fund.....      71,898,196       44,154,762
Laudus Rosenberg Global Long/
  Short Equity Fund..........     120,045,201       71,599,183
Laudus Rosenberg Value Long/
  Short Equity Fund..........     735,865,426      377,164,377

6. LINE OF CREDIT

The custodian has established a loan agreement for a maximum amount of 10% of total net assets for the Laudus Rosenberg Value Long/Short Equity Fund for temporary purposes. In addition, the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund and Laudus Rosenberg International Small Capitalization Fund had access to an uncommitted line of credit up to a maximum of $100,000,000, as established by the Funds' custodian. Interest is calculated based on the market rates at the time of borrowing. There were no borrowings on the line of credit for the period ended March 31, 2007.

 152  Laudus Trust Annual Report

Financial Statements--Notes to Financial Statements as of 3/31/07 continued

7. FEDERAL INCOME TAXES.

RECLASSIFICATIONS

Permanent book and tax basis differences may result in reclassifications to capital accounts and other accounts as required. Such adjustments have no impact on net assets or the results of operations. As of March 31, 2007, the funds made the following reclassifications:

                                                                                Accumulated
                                                                                Net Realized
                                                                               Gains/(Losses)
                                                                                     on
                                                               Accumulated      Investments
                                                              Net Investment   and Securities
                                                              Income/(Loss)      Sold Short     Paid In Capital
---------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............   $        --      $         --       $      --
Laudus Rosenberg U.S. Large Capitalization Growth Fund......            --                --              --
Laudus Rosenberg U.S. Large Capitalization Value Fund.......            --                --              --
Laudus Rosenberg U.S. Discovery Fund........................       446,139          (446,139)             --
Laudus Rosenberg U.S. Small Capitalization Fund.............        28,072                --         (28,072)
Laudus Rosenberg International Equity Fund..................       131,228           357,161        (488,389)
Laudus Rosenberg International Discovery Fund...............       196,578          (196,578)             --
Laudus Rosenberg International Small Capitalization Fund....    13,303,038       (13,303,038)             --
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund...............................................            --                --              --
Laudus Rosenberg Global Long/Short Equity Fund..............       772,070          (772,070)             --
Laudus Rosenberg Value Long/Short Equity Fund...............            --                --              --

The tax character of distributions paid during the fiscal year ended March 31, 2007 was as follows:

                                                               Ordinary       Long-Term           Total
                                                                Income      Capital Gains   Distributions Paid
--------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............  $ 1,126,178   $  2,949,474       $  4,075,652
Laudus Rosenberg U.S. Large Capitalization Growth Fund......      135,787             --            135,787
Laudus Rosenberg U.S. Large Capitalization Value Fund.......      318,229        138,325            456,554
Laudus Rosenberg U.S. Discovery Fund........................      606,878     23,594,419         24,201,297
Laudus Rosenberg U.S. Small Capitalization Fund.............           --    134,761,584        134,761,584
Laudus Rosenberg International Equity Fund..................    1,036,481      2,387,301          3,423,782
Laudus Rosenberg International Discovery Fund...............      456,108             --            456,108
Laudus Rosenberg International Small Capitalization Fund....   94,586,998     84,145,857        178,732,855
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund...............................................    1,011,251             --          1,011,251
Laudus Rosenberg Global Long/Short Equity Fund..............      592,033             --            592,033
Laudus Rosenberg Value Long/Short Equity Fund...............    7,134,576             --          7,134,576

                                                Laudus Trust Annual Report   153

Financial Statements--Notes to Financial Statements as of 3/31/07 continued

The tax character of distributions paid during the fiscal year ended March 31, 2006 was as follows:

                                                Ordinary       Long-Term     Total Taxable   Return of          Total
                                                 Income      Capital Gains   Distributions    Capital     Distributions Paid
----------------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization
  Fund.......................................  $   794,781   $  3,748,563    $  4,543,344    $       --      $  4,543,344
Laudus Rosenberg U.S. Large Capitalization
  Growth Fund................................       23,348             --          23,348            --            23,348
Laudus Rosenberg U.S. Large Capitalization
  Value Fund.................................       44,078            322          44,400            --            44,400
Laudus Rosenberg U.S. Discovery Fund.........           --      7,254,221       7,254,221     7,273,884        14,528,105
Laudus Rosenberg U.S. Small Capitalization
  Fund.......................................    2,130,940    155,393,262     157,524,202            --       157,524,202
Laudus Rosenberg International Equity Fund...      313,720             --         313,720            --           313,720
Laudus Rosenberg International Discovery
  Fund.......................................           --             --              --            --                --
Laudus Rosenberg International Small
  Capitalization Fund........................   27,375,525     27,702,852      55,078,377            --        55,078,377
Laudus Rosenberg U.S. Large/Mid
  Capitalization
  Long/Short Equity Fund.....................      386,331             --         386,331            --           386,331
Laudus Rosenberg Global Long/Short Equity
  Fund.......................................      270,469             --         270,469            --           270,469
Laudus Rosenberg Value Long/Short Equity
  Fund.......................................    1,939,980             --       1,939,980            --         1,939,980

As of March 31, 2007, the following is the net capital loss carry forward, which is available to offset future realized gains.

                                                                          Expires
                               ----------------------------------------------------------------------------------------------
                                  2008          2009         2010       2011        2012         2013     2014       2015
-----------------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large
 Capitalization Fund.........  $        --   $        --   $     --   $     --   $        --   $     --   $ --    $        --
Laudus Rosenberg U.S. Large
 Capitalization Growth
 Fund........................           --            --    148,863    451,611            --    193,612     --        883,199
Laudus Rosenberg U.S. Large
 Capitalization Value Fund...           --            --         --         --            --         --     --             --
Laudus Rosenberg U.S.
 Discovery Fund..............           --            --         --         --            --         --     --             --
Laudus Rosenberg U.S. Small
 Capitalization Fund.........           --            --         --         --            --         --     --             --
Laudus Rosenberg
 International Equity Fund...           --            --         --         --            --         --     --             --
Laudus Rosenberg
 International Discovery
 Fund........................           --            --         --         --            --         --     --             --
Laudus Rosenberg
 International Small
 Capitalization Fund.........           --            --         --         --            --         --     --             --
Laudus Rosenberg U.S. Large/
 Mid Capitalization
 Long/Short Equity Fund......           --            --         --         --     1,387,824    385,118     --             --
Laudus Rosenberg Global
 Long/Short Equity Fund......           --            --         --         --       430,603    177,288     --             --
Laudus Rosenberg Value Long/
 Short Equity Fund...........   26,836,920    11,040,106         --         --    20,890,232         --     --     13,099,020

                                 Expires
                               -----------
                                  Total
-----------------------------
Laudus Rosenberg U.S. Large
 Capitalization Fund.........  $        --
Laudus Rosenberg U.S. Large
 Capitalization Growth
 Fund........................    1,677,285
Laudus Rosenberg U.S. Large
 Capitalization Value Fund...           --
Laudus Rosenberg U.S.
 Discovery Fund..............           --
Laudus Rosenberg U.S. Small
 Capitalization Fund.........           --
Laudus Rosenberg
 International Equity Fund...           --
Laudus Rosenberg
 International Discovery
 Fund........................           --
Laudus Rosenberg
 International Small
 Capitalization Fund.........           --
Laudus Rosenberg U.S. Large/
 Mid Capitalization
 Long/Short Equity Fund......    1,772,942
Laudus Rosenberg Global
 Long/Short Equity Fund......      607,891
Laudus Rosenberg Value Long/
 Short Equity Fund...........   71,866,278

 154  Laudus Trust Annual Report

Financial Statements--Notes to Financial Statements as of 3/31/07 continued

Net losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended March 31, 2007, the Funds deferred to April 1, 2007 post October losses of:

                                                              Capital Losses   Currency Losses
----------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............   $        --          $  --
Laudus Rosenberg U.S. Large Capitalization Growth Fund......            --             --
Laudus Rosenberg U.S. Large Capitalization Value Fund.......            --             --
Laudus Rosenberg U.S. Discovery Fund........................            --             --
Laudus Rosenberg U.S. Small Capitalization Fund.............            --             --
Laudus Rosenberg International Equity Fund..................            --             --
Laudus Rosenberg International Discovery Fund...............            --             --
Laudus Rosenberg International Small Capitalization Fund....            --             --
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund...............................................            --             --
Laudus Rosenberg Global Long/Short Equity Fund..............            --             --
Laudus Rosenberg Value Long/Short Equity Fund...............    12,782,282             --

The funds utilized capital loss carryforward during the year end March 31, 2007 in the amount of:

                                                                 Capital Losses
                                                                    Utilized
-----------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............        $     --
Laudus Rosenberg U.S. Large Capitalization Growth Fund......              --
Laudus Rosenberg U.S. Large Capitalization Value Fund.......              --
Laudus Rosenberg U.S. Discovery Fund........................              --
Laudus Rosenberg U.S. Small Capitalization Fund.............              --
Laudus Rosenberg International Equity Fund..................           7,313
Laudus Rosenberg International Discovery Fund...............              --
Laudus Rosenberg International Small Capitalization Fund....              --
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund...............................................         514,914
Laudus Rosenberg Global Long/Short Equity Fund..............         182,043
Laudus Rosenberg Value Long/Short Equity Fund...............              --

As of March 31, 2007, the components of distributable earnings/accumulated(losses) on a tax basis were as follows:

                                                                              Undistributed
                                                              Undistributed     Long-Term     Accumulated        Net
                                                                Ordinary         Capital      Capital and     Unrealized
                                                                 Income           Gains       Other Losses   Appreciation
-------------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............   $ 2,773,625     $ 3,442,906    $     (4,727)  $ 11,894,948
Laudus Rosenberg U.S. Large Capitalization Growth Fund......        62,663              --      (1,678,522)     7,628,463
Laudus Rosenberg U.S. Large Capitalization Value Fund.......       136,488         421,928            (157)       984,236
Laudus Rosenberg U.S. Discovery Fund........................            --      19,075,466             734    166,951,847
Laudus Rosenberg U.S. Small Capitalization Fund.............        42,653      55,524,544         (68,868)   242,238,845
Laudus Rosenberg International Equity Fund..................     3,985,898       1,661,491          (3,214)    19,009,785
Laudus Rosenberg International Discovery Fund...............     3,207,951              --            (395)     7,834,432
Laudus Rosenberg International Small Capitalization Fund....    66,689,898      61,723,853         (69,897)   328,724,421
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund...............................................       155,581              --      (1,775,258)     2,511,623
Laudus Rosenberg Global Long/Short Equity Fund..............       198,506              --        (610,054)     1,967,082
Laudus Rosenberg Value Long/Short Equity Fund...............     1,227,321              --     (84,663,237)    55,381,122

                                                Laudus Trust Annual Report   155

Financial Statements--Notes to Financial Statements as of 3/31/07 continued

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and unrealized gains/(losses) on investments in passive foreign investment companies.

OTHER TAX INFORMATION (UNAUDITED)

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended March 31, 2007, qualify for the corporate dividends received deduction for the following Funds:

                                                                  Dividends
                                                              Received Deduction
--------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............        58.13%
Laudus Rosenberg U.S. Large Capitalization Growth Fund......       100.00%
Laudus Rosenberg U.S. Large Capitalization Value Fund.......        48.31%
Laudus Rosenberg U.S. Discovery Fund........................       100.00%
Laudus Rosenberg U.S. Small Capitalization Fund.............           --%
Laudus Rosenberg International Equity Fund..................           --%
Laudus Rosenberg International Discovery Fund...............           --%
Laudus Rosenberg International Small Capitalization Fund....           --%
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund...............................................        42.20%
Laudus Rosenberg Global Long/Short Equity Fund..............        19.52%
Laudus Rosenberg Value Long/Short Equity Fund...............        25.49%

The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund may elect to pass on the benefits of the foreign tax credit $176,045, $82,881 $2,702,844 and $31,481 respectively, to its shareholders for the year ended March 31, 2007.

For the fiscal year March 31, 2007, certain dividends paid by the Funds may be subject to maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

For the year ended March 31, 2007, the Funds designate the following amounts of qualified dividend income:

                                                                 Qualified
                                                              Dividend Income
-----------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............    $ 1,635,997
Laudus Rosenberg U.S. Large Capitalization Growth Fund......        167,858
Laudus Rosenberg U.S. Large Capitalization Value Fund.......        157,566
Laudus Rosenberg U.S. Discovery Fund........................        606,878
Laudus Rosenberg U.S. Small Capitalization Fund.............             --
Laudus Rosenberg International Equity Fund..................      2,437,829
Laudus Rosenberg International Discovery Fund...............        852,775
Laudus Rosenberg International Small Capitalization Fund....     33,175,895
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund...............................................        386,642
Laudus Rosenberg Global Long/Short Equity Fund..............        467,677
Laudus Rosenberg Value Long/Short Equity Fund...............      1,899,088

 156  Laudus Trust Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Laudus Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments and schedules of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, and Laudus Rosenberg Value Long/ Short Equity Fund (the "Funds") at March 31, 2007, the results of each of their operations for the period then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 18, 2007

                                                Laudus Trust Annual Report   157

Trustees and Officers

The tables below provide information about the trustees and officers for the Laudus Trust, which includes the funds covered in this report. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, Laudus Variable Insurance Trust, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust. As of March 31, 2007, the Fund Complex included 95 funds.

At a meeting of the Board held on September 28-29, 2006, the Trustees voted to adopt a retirement policy for all independent trustees that requires an independent trustee to retire no later than December 31st of the year in which he or she reaches age seventy-two.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-866-452-8387.

INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Name,                                                            Number of
Year of Birth,                                                   Portfolios in
(Term of Office and       Principal Occupation(s)                Fund Complex
Length of Time Served)    During the Past Five Years             Overseen       Other Directorships
---------------------------------------------------------------------------------------------------------------------
Mariann Byerwalter        Chairman of JDN Corporate Advisory     95             Board 1 - Director, Redwood Trust,
1960                      LLC. From 1996 to 2001, Vice                          Inc. Board 2 - Director, PMI Group,
(Trustee of Laudus Trust  President for Business Affairs and                    Inc.
since 2004)               Chief Financial Officer of Stanford
                          University, and in 2001, Special
                          Advisor to the President of Stanford
                          University.
---------------------------------------------------------------------------------------------------------------------
William A. Hasler         Retired. Dean Emeritus of the Haas     95             Board 1 - Director, Aphton
1941                      School of Business, University of                     Corporation. Board 2 - Director,
(Trustee of Laudus Trust  California, Berkeley. Until February                  Mission West Properties. Board
since 2004)               2004, Co-Chief Executive Officer,                     3 - Director, TOUSA. Board
                          Aphton Corp. (bio-pharmaceuticals).                   4 - Director, Harris-Stratex
                                                                                Networks. Board 5 - Director,
                                                                                Genitope Corp. Board 6 - Director,
                                                                                Solectron Corporation where he is
                                                                                also Non-Executive Chairman. Board
                                                                                7 - Director, Ditech Communications
                                                                                Corporation.
---------------------------------------------------------------------------------------------------------------------
Nils Hakansson            Sylvan C. Coleman Professor of         38             None.
1937                      Finance and Accounting Emeritus, Haas
(Trustee of Laudus Trust  School of Business, University of
since June 1998)          California Berkeley, since 2003. From
                          July 1977 to January 2003, Sylvan C.
                          Coleman Professor of Finance and
                          Accounting, Haas School of Business,
                          University of California, Berkeley
                          (higher education).
---------------------------------------------------------------------------------------------------------------------
Rodman L. Drake           Co-Founder of Baringo Capital LLC      38             Board 1 - Director and Chairman,
1943                      (since 2002); President, Continuation                 Hyperion Total Return Fund, Inc. and
(Trustee of Laudus Trust  Investments Group, Inc. (from 1997 to                 Hyperion Strategic Mortgage Income
since June 2006)          2001).                                                Fund Inc. Board 2 - Director, Jackson
                                                                                Hewitt Tax Service Inc. Board 3 -
                                                                                Director, Student Loan Corporation.
                                                                                Board 4 - Celgene Corp.
---------------------------------------------------------------------------------------------------------------------
Morrill Melton Hall, Jr.  Chairman (since 1984) and Chief        38             None.
1944                      Executive Officer (since 1991),
(Trustee of Laudus Trust  Comprehensive Health Services, Inc.
since June 2006)          (health care management and
                          administration).
---------------------------------------------------------------------------------------------------------------------

 158  Laudus Trust Annual Report

Trustees and Officers continued

INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Name,                                                            Number of
Year of Birth,                                                   Portfolios in
(Term of Office and       Principal Occupation(s)                Fund Complex
Length of Time Served)    During the Past Five Years             Overseen       Other Directorships
---------------------------------------------------------------------------------------------------------------------
Jonathan Piel             Cable television producer and website  38             None.
1938                      designer; Editor, Scientific American
(Trustee of Laudus Trust  (1984-1986), and Vice President,
since June 2006)          Scientific American Inc.,
                          (1986-1994); Director, National
                          Institute of Social Sciences; Member,
                          Advisory Board, The Stone Age
                          Institute, Bloomington, Indiana.
---------------------------------------------------------------------------------------------------------------------
John D. Collins           Retired. Consultant, KPMG, LLP (from   38             Board 1 - Director, Mrs. Fields
1938                      July 1999 to June 2000); Partner,                     Famous Brands LLC.
(Trustee of Laudus Trust  KPMG, LLP (from March 1962 to June
since June 2006)          1999).

                                                Laudus Trust Annual Report   159

Trustees and Officers continued

INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Name,                                                            Number of
Year of Birth,                                                   Portfolios in
(Term of Office and       Principal Occupation(s)                Fund Complex
Length of Time Served)    During the Past Five Years             Overseen       Other Directorships
---------------------------------------------------------------------------------------------------------------------
Randall W. Merk(1)        Executive Vice President, Charles      95             None.
1954                      Schwab & Co., Inc. (2002-present);
(Trustee of Laudus Trust  President, Schwab Financial Products,
since June 2006)          Charles Schwab & Co., Inc. (2002-
                          present); Director, Charles Schwab
                          Asset Management (Ireland) Limited;
                          Director, Charles Schwab Bank, N.A.
                          (since 2006). Prior to September
                          2002, President and Chief Investment
                          Officer, American Century Investment
                          Management, and Director, American
                          Century Companies, Inc.

 160  Laudus Trust Annual Report

Trustees and Officers continued

OFFICERS
-------------------------------------------------------------------------------------------------------------------
Name,
Year of Birth,
(Term of Office and
Length of Time Served)(2)     Position with the Trust  Principal Occupation(s)
-------------------------------------------------------------------------------------------------------------------
Evelyn Dilsaver, 1955         President & Chief        President, Chief Executive Officer, and Director, Charles
(Officer of Laudus Trust      Executive Officer        Schwab Investment Management, Inc.; Executive Vice
since 09/05)                                           President, Charles Schwab & Co., Inc.; President and Chief
                                                       Executive Officer, The Charles Schwab Family of Funds,
                                                       Schwab Investments, Schwab Capital Trust, and Schwab Annuity
                                                       Portfolios; President, Excelsior Funds Inc., Excelsior
                                                       Tax-Exempt Funds, Inc., and Excelsior Funds Trust;
                                                       President, Mutual Fund Division, UST Advisers, Inc. From
                                                       June 2003 to July 2004, Senior Vice President, Asset
                                                       Management Products and Services, Charles Schwab & Co., Inc.
                                                       Prior to June 2003, Executive Vice President, Chief
                                                       Financial Officer, and Chief Administrative Officer, U.S.
                                                       Trust, a subsidiary of The Charles Schwab Corporation.
-------------------------------------------------------------------------------------------------------------------
George Pereira, 1964          Chief Financial Officer  Senior Vice President and Chief Financial Officer, Charles
(Officer of Laudus Trust                               Schwab Investment Management, Inc.; Treasurer and Principal
since 06/06)                                           Financial Officer, The Charles Schwab Family of Funds,
                                                       Schwab Investments, Schwab Capital Trust, and Schwab Annuity
                                                       Portfolios; Treasurer, Chief Financial Officer and Chief
                                                       Accounting Officer, Excelsior Funds Inc., Excelsior
                                                       Tax-Exempt Funds, Inc., and Excelsior Funds Trust; Chief
                                                       Financial Officer, Mutual Fund Division, UST Advisors, Inc.;
                                                       Director, Charles Schwab Worldwide Funds, PLC and Charles
                                                       Schwab Asset Management (Ireland) Limited. From December
                                                       1999 to November 2004, Sr. Vice President, Financial
                                                       Reporting, Charles Schwab & Co., Inc.
-------------------------------------------------------------------------------------------------------------------
Jeffrey M. Mortimer, 1963     Vice President & Chief   Senior Vice President and Chief Investment
(Officer of Laudus Trust      Investment Officer       Officer - Equities, Charles Schwab Investment Management,
since 06/04)                                           Inc., and The Charles Schwab Family of Funds, Schwab
                                                       Investments, Schwab Capital Trust, and Schwab Annuity
                                                       Portfolios. Prior to May 2004; Vice President and Sr.
                                                       Portfolio Manager, Charles Schwab Investment Management,
                                                       Inc.
-------------------------------------------------------------------------------------------------------------------
Catherine MacGregor, 1964     Chief Legal Officer &    Vice President, Charles Schwab & Co., Inc. and Charles
(Officer of Laudus Trust      Vice President           Schwab Investment Management, Inc.; since 2006, Chief
since 12/05)                                           Counsel, Laudus Trust and Laudus Variable Insurance Trust;
                                                       Vice President, The Charles Schwab Family of Funds, Schwab
                                                       Investments, Schwab Capital Trust, and Schwab Annuity
                                                       Portfolios; until July 2005, Senior Associate, Paul Hastings
                                                       Janofsky & Walker LLP.
-------------------------------------------------------------------------------------------------------------------
Randall Fillmore, 1960        Chief Compliance         Senior Vice President and Chief Compliance Officer, Charles
(Officer of Laudus Trust      Officer                  Schwab Investment Management, Inc; Senior Vice President,
since 09/04)                                           Charles Schwab & Co., Inc.; Chief Compliance Officer, The
                                                       Charles Schwab Family of Funds, Schwab Investments, Schwab
                                                       Capital Trust, and Schwab Annuity Portfolios; Chief
                                                       Compliance Officer, Excelsior Funds, Inc., Excelsior
                                                       Tax-Exempt Funds, Inc., and Excelsior Funds Trust. From 2002
                                                       to 2003, Vice President, Charles Schwab & Co., Inc. and
                                                       Charles Schwab Investment Management, Inc. From 2000 to
                                                       2002, Vice President, Internal Audit, Charles Schwab & Co.,
                                                       Inc.
-------------------------------------------------------------------------------------------------------------------

                                                Laudus Trust Annual Report   161

Trustees and Officers continued

OFFICERS
-------------------------------------------------------------------------------------------------------------------
Name,
Year of Birth,
(Term of Office and
Length of Time Served)(2)     Position with the Trust  Principal Occupation(s)
-------------------------------------------------------------------------------------------------------------------
Daniel Kern, 1961             Vice President           Vice President, Investment Operations, Charles Schwab
(Officer of Laudus Trust                               Investment Management, Inc.; Assistant Treasurer, The
since 03/04)                                           Charles Schwab Family of Funds, Schwab Investments, Schwab
                                                       Capital Trust, and Schwab Annuity Portfolios. Until
                                                       September 2005, Assistant Treasurer, Laudus Trust and Laudus
                                                       Variable Insurance Trust. Until December 2004, Vice
                                                       President, Internal Audit, Charles Schwab Corporation. Prior
                                                       to January 2003, Managing Director and Principal, Montgomery
                                                       Asset Management.
-------------------------------------------------------------------------------------------------------------------
Bill Thomas, 1962             Vice President           Senior Vice President, Distribution, Charles Schwab
(Officer of Laudus Trust                               Investment Management, Inc. Until May 2000, Managing
since 06/04)                                           Director, Scudder Kemper Investments
-------------------------------------------------------------------------------------------------------------------
Michael Haydel, 1972          Vice President & AML     Vice President, Asset Management Client Services, Charles
(Officer of Laudus Trust      Officer                  Schwab & Co., Inc. Until March 2004, Director, Charles
since 06/05)                                           Schwab & Co., Inc.
-------------------------------------------------------------------------------------------------------------------
Aleda Anderson, 1966          Vice President           Vice President, Distribution Services, Charles Schwab
(Officer of Laudus Trust                               Investment Management, Inc.; until December 2005, Director,
since 06/06)                                           Asset Management Strategic Alliances, Charles Schwab & Co.,
                                                       Inc.; until 2001, Research Associate, Office of Corporate
                                                       Counsel, Charles Schwab & Co., Inc.
-------------------------------------------------------------------------------------------------------------------
Cathy Sabo, 1964              Vice President           Vice President, Compliance, Charles Schwab Investment,
(Officer of Laudus Trust                               Management, Inc.; Vice President, Schwab Funds; until
since 12/05)                                           September 2004, Vice President, Client, Sales & Services
                                                       Controls, Charles Schwab & Co., Inc.

(1) In addition to his employment with the investment adviser or an affiliate, Mr. Merk owns stock of The Charles Schwab Corporation. Mr. Merk is Interested Trustees because he is an employee of Schwab and U.S. Trust, respectively.

(2) The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer serves at the pleasure of the Board.

 162  Laudus Trust Annual Report

Definitions, Terms and Other Information

90 DAY T-BILL is a short-term discounted, government debt instrument of 90 days or less, issued in $10,000 denominations that pay its face value at maturity. The government issues Treasury bills weekly.

ALPHA is a measure of a fund's risk-adjusted return. Alpha can be used to directly measure the value added or subtracted by a fund's manager. It is calculated by measuring the difference between a fund's actual returns and its expected performance given its level of market risk as measured by beta.

BETA is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

GDP, OR GROSS DOMESTIC PRODUCT, is the market value of the goods and services produced by labor and property in the United States.

THE S&P/CITIGROUP GLOBAL EX US BROAD MARKET INDEX (BMI) $2-$10 BILLION CAP RANGE is an absolute size benchmark that divides the investable region into capitalization bands of between $2 billion and $10 billion. It is a subset of the Broad Market Index (BMI), which includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.

THE S&P/CITIGROUP WORLD EX US EXTENDED MARKET INDEX (EMI) is a float-adjusted index which measures the performance of small companies (approximately the bottom 20% by market capitalization) in 25 developed equity markets.

THE STANDARD & POOR'S 500(R) (S&P 500) INDEX is an unmanaged index measuring large-cap U.S. stock market performance, and includes a representative sample of leading companies in leading industries.

THE RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000 companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.

THE RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

THE RUSSELL 2500(TM) INDEX measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, and represents approximately 16% of the total market capitalization of the Russell 3000(R) Index.

THE RUSSELL 3000(R) GROWTH INDEX measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

THE RUSSELL 3000(R) VALUE INDEX measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

PRICE TO EARNINGS RATIO is the price of a stock divided by its historical earnings per share.

PRICE TO BOOK RATIO compares the stock's market value to the value of the total assets less the total liabilities.

PRICE TO CASH FLOW RATIO is the price of a stock dividend by its reported cash flow per share.

RELATIVE STRENGTH is the rate that a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

RETURN ON EQUITY represents the amount earned on a company's common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

TRADING ACTIVITY is one of several risk factors commonly used to attribute a portfolio's return relative to its benchmark. Specifically, trading activity measures a stock's trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, the Securities and Exchange Commission's website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission's website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund's most recent Form N-Q is also available at www.laudus.com.
                                                Laudus Trust Annual Report   163

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

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

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

                                                             (LAUDUS FUNDS LOGO)

                                                 COMMAND PERFORMANCE(TM)

MANAGER
Charles Schwab Investment Management, Inc.
101 Montgomery Street
San Francisco, California 94104

SHAREHOLDER SERVICES
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is for the information of the shareholders of the Laudus Trust.
Its use in connection with any offering of the Trust's shares is authorized only in case of concurrent or prior delivery of the current prospectus.

REG 34765-04

ITEM 2: CODE OF ETHICS.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c) During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1) Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

            (i) Has at least one audit committee financial expert serving on its audit committee; or

            (ii) Does not have an audit committee financial expert serving on its audit committee.

      (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

            (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

            (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

      (3) If the registrant provides the disclosure required by paragraph
(a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.


3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS NILS H. HAKANSSON, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

      Audit Fees

      2007: $294,785             2006: $259,290

(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant's financial statements and are not reported under paragraph (a) above.

      Audit-Related Fees

      For services rendered to Registrant:

      2007: NONE                 2006: $20,000

      Nature of these services: Agreed upon services in regards to service provider conversion.

      In each of the last two fiscal years there were no "Audit-Related Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

      Tax Fees

      For services rendered to Registrant:

      2007: $82,845              2006: $67,980

      Nature of these services:  preparation and review of tax returns.

      In each of the last two fiscal years there were no "Tax Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

      All Other Fees

      For services rendered to Registrant:

      2007: $20,000              2006: $18,462

      Nature of these services:  non-audit services related to the requirements of Section 15(c) of the
                                 Investment Company Act of 1940, such as
                                 evaluation of the Profitability Analysis
                                 System.

      In each of the last two fiscal years there were no "All Other Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Registrant's audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant's audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant's principal accountant for services rendered to Registrant, to Registrant's investment adviser, and to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant.

      2007: $169,975                2006: $106,442

Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant's principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant's investment adviser that DOES NOT provide services to Registrant.

      2007: $4,221,564             2006: $4,029,138

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6: SCHEDULE OF INVESTMENTS.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11: CONTROLS AND PROCEDURES.

(a) Based on their evaluation of Registrant's disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant's Chief Executive Officer, Evelyn Dilsaver and Registrant's Principal Financial Officer, George Pereira, have concluded that Registrant's disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant's officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant's internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant's internal control over financial reporting.

ITEM 12: EXHIBITS.

(a)(1) Registrant's code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

   (2) Separate certifications for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

   (3)   Not applicable.

(b) A certification for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant )  The Laudus Trust

By:      /s/ Evelyn Dilsaver
  ---------------------------------------
         Evelyn Dilsaver
         President and Chief Executive Officer

Date:    May 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Evelyn Dilsaver
         -----------------------
         Evelyn Dilsaver
         President and Chief Executive Officer

Date:    May 18, 2007

By:     /s/ George Pereira
         -----------------------
         George Pereira
         Principal Financial Officer

Date:    May 18, 2007